UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

Annual Report December 31, 2016

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Government Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Contract Holders

December 31, 2016

The U.S. stock and bond markets delivered positive returns for 2016, as U.S. stocks extended the second longest bull market since 1929 to nearly eight years. A sharp selloff early in the year, relatively large swings in commodities prices and the U.S. dollar, and shifting political currents in the U.S. and abroad rippled beneath the surface of the broad market returns. In short, the year demonstrated the resiliency of capital markets in the face of significant change.

Markets experienced a sharp selloff early in 2016, as U.S. oil and gas production downshifted from their all-time record highs amid the lowest oil prices in 13 years, which led to concerns of a broader contagion in energy-related debt, banking, and commodity currencies. Ultimately, slower production helped commodities prices rebound from their lows, and market participants breathed a collective sigh of relief. The equity market steadily climbed the wall of worry for the remainder of the year, finishing the year at record highs.

Within the U.S. equity market, as measured by the various Standard & Poor’s® Indices1, small and mid cap stocks posted the best returns, while large cap multinationals lagged somewhat, reflecting investors’ preference for riskier assets during the year.

The bond market, as defined by various Bloomberg Barclays® Indices, delivered a relatively stable return, benefitting from the combination of decelerating economic growth and low inflation. The year’s performance was characterized by strong demand for yield in the low yielding environment. High yield corporate bonds led the market, followed by strong performance from high quality corporate bonds. Lower risk and lower yield government debt lagged the higher yielding sectors of the bond market, as short term interest rates rose and longer term interest rates fell for the year.

U.S. stocks and bonds outperformed their global counterparts, as the trade-weighted U.S. dollar hit a 13-year high. For U.S. investors, a rising dollar decreases the return of foreign investments, while a declining dollar increases the return of foreign assets. Diverging monetary policy—rising short term interest rates in the U.S. and accommodative monetary policy abroad—amid low inflation and comparatively stronger U.S. economic growth were among the drivers of the U.S. dollar’s strong performance.

Despite expectations of multiple Fed rate increases in 2016, the sluggish economic environment and lack of inflationary pressure led the Fed to hold short-term interest rates steady for most of the year, citing inflation well below its 2.0% target and the need for stronger employment growth. In December, the Board of Governors voted to raise the overnight lending rate by a quarter point, or 0.25%, as advancing stock prices and rising bond yields in the wake of the U.S. presidential election gave the Fed reason for caution.

During 2016, the U.S. economy’s continued below-average economic growth, led to policy debates about how best to diagnose and revive the sluggish global economy. And unexpected political surprises like the U.S. Presidential election and the United Kingdom’s vote to leave the European Union, commonly called “Brexit”, became new sources of political uncertainty. These events exemplified the difficulty of timing the markets. Even if an investor effectively called the outcomes of the political events, the sustained market response often differed from the initial reaction. In the case of Brexit, sharp volatility in the United Kingdom was felt strongest by the British pound, while the initial downturn of the equity market was followed by a steady rebound in British stocks. Similarly, in the U.S., few would have predicted that Donald Trump’s win would have been followed by a sustained rally in the equity market. As such, we continue to see more opportunity in maintaining a diversified portfolio over time, rather than trying to predict sudden swings in market performance.

The volatility that markets experienced in early 2016 also serves as a reminder for investors to assess whether their portfolios remain adequately diversified in accordance with their long term investment goals and risk tolerance. Portfolios tend to become unbalanced over time, as the outperformance of a certain asset class can lead to a higher concentration of that asset class in an investor’s portfolio. Unbalanced portfolios can create unnecessary risks for financial planning.

In light of this, an investor might consider whether it would be appropriate to return to his or her previously established asset class allocation levels by reallocating the gains of higher performing classes.2 Similar to all financial decisions, an investor should approach rebalancing with the guidance of a financial professional to pinpoint the appropriate allocation for his or her individual portfolio, current financial situation and overall financial plan. As always, we encourage you to work closely with your financial professional through the ups and downs of the financial markets in 2017, as they can help you develop and adhere to a plan that will be guided by your long term goals, rather than the short term fluctuations of the market.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

2 A strategy involving portfolio rebalancing cannot assure a profit or protect against loss in a declining market. Not intended to be investment advice.

Northwestern Mutual Series Fund, Inc.

Table of Contents

Expense Examples	i
Series Fund Overviews and Schedules of Investments:
Growth Stock Portfolio	1
Focused Appreciation Portfolio	5
Large Cap Core Stock Portfolio	8
Large Cap Blend Portfolio	11
Index 500 Stock Portfolio	14
Large Company Value Portfolio	22
Domestic Equity Portfolio	27
Equity Income Portfolio	30
Mid Cap Growth Stock Portfolio	35
Index 400 Stock Portfolio	39
Mid Cap Value Portfolio	46
Small Cap Growth Stock Portfolio	51
Index 600 Stock Portfolio	56
Small Cap Value Portfolio	66
International Growth Portfolio	70
Research International Core Portfolio	74
International Equity Portfolio	79
Emerging Markets Equity Portfolio	84
Government Money Market Portfolio	90
Short-Term Bond Portfolio	94
Select Bond Portfolio	107
Long-Term U.S. Government Bond Portfolio	124
Inflation Protection Portfolio	130
High Yield Bond Portfolio	142
Multi-Sector Bond Portfolio	152
Balanced Portfolio	170
Asset Allocation Portfolio	175
Benchmark Definitions	180
Statements of Assets and Liabilities	182
Statements of Operations	186
Statements of Changes in Net Assets	190
Statement of Cash Flows	197
Financial Highlights	198
Notes to Financial Statements	206
Report of Independent Registered Public Accounting Firm	231
Proxy Voting and Portfolio Holdings	232
Director and Officer Information	233
Special Meeting of Shareholders	236
Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	238

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,025.04	$2.19	0.43%
Hypothetical (5% return before expenses)	1,000.00	1,022.97	2.19	0.43

Focused Appreciation Portfolio
Actual	1,000.00	1,034.79	3.22	0.63
Hypothetical (5% return before expenses)	1,000.00	1,021.97	3.20	0.63

Large Cap Core Stock Portfolio
Actual	1,000.00	1,042.58	2.31	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.87	2.29	0.45

Large Cap Blend Portfolio
Actual	1,000.00	1,080.02	4.24	0.81
Hypothetical (5% return before expenses)	1,000.00	1,021.06	4.12	0.81

Index 500 Stock Portfolio
Actual	1,000.00	1,077.11	1.10	0.21
Hypothetical (5% return before expenses)	1,000.00	1,024.08	1.07	0.21

Large Company Value Portfolio
Actual	1,000.00	1,109.71	3.87	0.73
Hypothetical (5% return before expenses)	1,000.00	1,021.47	3.71	0.73

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016*	Annualized Expense Ratio

Domestic Equity Portfolio
Actual	$1,000.00	$1,036.21	$2.82	0.55%
Hypothetical (5% return before expenses)	1,000.00	1,022.37	2.80	0.55

Equity Income Portfolio
Actual	1,000.00	1,117.11	3.41	0.64
Hypothetical (5% return before expenses)	1,000.00	1,021.92	3.25	0.64

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,012.86	2.73	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.42	2.75	0.54

Index 400 Stock Portfolio
Actual	1,000.00	1,116.88	1.44	0.27
Hypothetical (5% return before expenses)	1,000.00	1,023.78	1.37	0.27

Mid Cap Value Portfolio
Actual	1,000.00	1,112.32	4.09	0.77
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.91	0.77

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,124.86	3.04	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.27	2.90	0.57

Index 600 Stock Portfolio
Actual	1,000.00	1,188.90	1.93	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.38	1.78	0.35

Small Cap Value Portfolio
Actual	1,000.00	1,213.74	4.90	0.88
Hypothetical (5% return before expenses)	1,000.00	1,020.71	4.47	0.88

International Growth Portfolio
Actual	1,000.00	976.47	3.53	0.71
Hypothetical (5% return before expenses)	1,000.00	1,021.57	3.61	0.71

Research International Core Portfolio
Actual	1,000.00	1,027.28	4.43	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.76	4.42	0.87

International Equity Portfolio
Actual	1,000.00	1,095.55	3.27	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.02	3.15	0.62

Emerging Markets Equity Portfolio
Actual	1,000.00	1,040.25	5.74	1.12
Hypothetical (5% return before expenses)	1,000.00	1,019.51	5.69	1.12

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016*	Annualized Expense Ratio

Government Money Market Portfolio
Actual	$1,000.00	$1,000.66	$1.61	0.32%
Hypothetical (5% return before expenses)	1,000.00	1,023.53	1.63	0.32

Short-Term Bond Portfolio
Actual	1,000.00	999.23	2.16	0.43
Hypothetical (5% return before expenses)	1,000.00	1,022.97	2.19	0.43

Select Bond Portfolio
Actual	1,000.00	978.85	1.54	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.58	1.58	0.31

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	879.74	3.92	0.83
Hypothetical (5% return before expenses)	1,000.00	1,020.96	4.22	0.83

Inflation Protection Portfolio
Actual	1,000.00	992.94	3.01	0.60
Hypothetical (5% return before expenses)	1,000.00	1,022.12	3.05	0.60

High Yield Bond Portfolio
Actual	1,000.00	1,062.98	2.44	0.47
Hypothetical (5% return before expenses)	1,000.00	1,022.77	2.39	0.47

Multi-Sector Bond Portfolio
Actual	1,000.00	1,020.92	3.91	0.77
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.91	0.77

Balanced Portfolio
Actual	1,000.00	1,026.43	0.31	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.83	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,042.99	0.46	0.09
Hypothetical (5% return before expenses)	1,000.00	1,024.68	0.46	0.09

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$838 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged The Boston Company Asset Management, LLC (“The Boston Company”) to act as sub-adviser for the Portfolio. The Portfolio invests in the equity securities of medium and large capitalization companies. The Portfolio invests in stocks selected by a team of global research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental research process to identify investments for the Portfolio. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for strong earnings growth or share price appreciation in the near-term.

Market Overview

U.S. equities were broadly positive in 2016 despite increased volatility. In the first half of the year, GDP growth and inflation targets remained elusive amid mixed economic data and volatility triggered by the unexpected vote of the United Kingdom to leave the European Union, or “Brexit.” Trends began to reverse in the third quarter with the highest GDP growth in two years. In December, the U.S. Federal Reserve Bank raised its benchmark rate by a quarter of a point for the first time since 2015, citing increased inflation expectations and near full employment. Meanwhile, U.S. equities rallied upon Republican Donald Trump’s election, as investors expect steeper inflation in coming years due to Trump’s policies.

Portfolio Results

The Portfolio delivered a total return of 2.47% for the twelve months ending December 31, 2016, trailing the Russell 1000 Growth® Index (the “Index”), which returned 7.08%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 2.23% for 2016.

Overall, the Information Technology and Healthcare sectors detracted the most from the Index’s relative return. Stock selection worked well in the Financials, Real Estate and Industrials sectors. Holdings in Information Technology, specifically in the IT services and the technology hardware, storage and peripherals industries, weighed on relative returns for the year. In IT services, an investment in Cognizant Technology Solutions Corp. weighed most on relative returns. Shares declined following an announcement in September that the company president was resigning abruptly, and the company was launching an internal investigation into a possible violation of the U.S. Foreign Corrupt Practices Act. Given this unexpected news, the Portfolio exited the position. In technology hardware, storage and peripherals, a position in Apple, Inc. fell following a reported miss in iPhone sales and much worse-than-expected implied iPhone guidance for June. Given this less than enthusiastic view for the iPhone 7, the Portfolio exited the position.

In Health Care, positioning in the pharmaceuticals and health care providers and services industries drove underperformance. Shares of the pharmaceuticals company Eli Lilly and Co. detracted from Portfolio returns following a third-quarter earnings miss on slightly weaker revenue and disappointing results from two key products. Nonetheless, in mid-December the new CEO released strong earnings guidance going into 2017. An investment in Bristol-Myers Squibb Co. detracted as investors responded negatively to an announcement that its lung cancer treatment, Opdivo, did not meet trial expectations. Given these results and lack of a near-term catalyst, the Portfolio exited the position in August. In health care providers and services, an investment in Centene Corp. suffered from ongoing volatility and risks related to health insurance exchanges and historically higher Medicaid margins. Ultimately, the Portfolio sold its position in Centene Corp. based on price strength.

At the other end of the spectrum, the Portfolio’s Financials sector performed well due to positioning in the capital markets and consumer finance industries. Specifically, a position in The Goldman Sachs Group, Inc. moved higher following third-quarter earnings ahead of consensus expectations, as the company benefited from a low tax rate. In consumer finance, shares of Synchrony Financial drove the Portfolio’s returns higher following the release of solid third quarter earnings. Additionally, the company benefited from continued capital strength and benign credit trends.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of The Boston Company, the Portfolio’s sub-adviser.

Heading into 2017, the U.S. economy should continue to exhibit solid macroeconomic characteristics. U.S. home prices are rising, while the unemployment rate is currently below five percent, which is considered full employment. We are expecting

Growth Stock Portfolio	1

Growth Stock Portfolio (unaudited)

fiscal stimulus, increased inflation and higher interest rates, although ten-year Treasury yields have already moved higher by over 50 basis points. The correlation among stocks has declined sharply over recent months, which we feel bodes well for active management. We expect to see higher levels of dispersion between winners and losers as interest rates rise. We also expect that the surging U.S. dollar, if persistent, could pressure corporate profits, especially in commodities-related industries. In this environment, stock selection will be critical in identifying those companies poised to benefit from strong underlying fundamentals and/or the effect of Trump policies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Growth Stock Portfolio	2.47%	12.69%	6.32%
Russell 1000® Growth Index	7.08%	14.50%	8.33%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	2.23%	13.30%	7.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Alphabet, Inc. Various	5.9%
Microsoft Corp.	5.1%
Facebook, Inc. - Class A	3.5%
UnitedHealth Group, Inc.	3.4%
Amazon.com, Inc.	3.3%
iShares Russell 1000 Growth Index Fund	3.2%
Texas Instruments, Inc.	2.9%
Union Pacific Corp.	2.8%
The Home Depot, Inc.	2.6%
Honeywell International, Inc.	2.5%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (95.9%)	Shares/ $ Par	Value $(000’s)

	Consumer Discretionary (18.4%)
*	Amazon.com, Inc.	37,156	27,862
	CBS Corp. - Class B	212,341	13,509
*	Charter Communications, Inc.	44,797	12,898
	Comcast Corp. - Class A	293,205	20,246
	Delphi Automotive PLC	62,955	4,240
	The Home Depot, Inc.	163,576	21,932
	The Interpublic Group of Cos., Inc.	193,654	4,533
*	The Priceline Group, Inc.	11,277	16,533
	The TJX Cos., Inc.	231,472	17,391
*	Ulta Salon, Cosmetics & Fragrance, Inc.	58,178	14,832

	Total		153,976

	Consumer Staples (10.1%)
	The Coca-Cola Co.	451,358	18,713
	ConAgra Brands, Inc.	200,634	7,935
	Costco Wholesale Corp.	117,257	18,774
	Kellogg Co.	124,929	9,209
	The Kraft Heinz Co.	134,562	11,750
	Molson Coors Brewing Co. - Class B	114,582	11,150
	Walgreens Boots Alliance, Inc.	89,544	7,411

	Total		84,942

	Energy (2.4%)
	Pioneer Natural Resources Co.	39,042	7,030
	Schlumberger, Ltd.	60,646	5,091
	Superior Energy Services, Inc.	493,986	8,339

	Total		20,460

	Common Stocks (95.9%)	Shares/ $ Par	Value $(000’s)

	Financials (6.4%)
	CME Group, Inc.	130,998	15,111
	The Goldman Sachs Group, Inc.	56,773	13,594
	JPMorgan Chase & Co.	125,109	10,796
	Synchrony Financial	379,086	13,749

	Total		53,250

	Health Care (14.9%)
	Aetna, Inc.	56,979	7,066
*	BioMarin Pharmaceutical, Inc.	124,351	10,301
*	Boston Scientific Corp.	574,479	12,426
*	Celgene Corp.	152,880	17,696
	Danaher Corp.	156,392	12,174
	DENTSPLY SIRONA, Inc.	127,325	7,351
	Eli Lilly and Co.	195,531	14,381
*	Neurocrine Biosciences, Inc.	78,637	3,043
*	Tesaro, Inc.	42,128	5,665
	UnitedHealth Group, Inc.	177,176	28,355
	Zoetis, Inc.	124,790	6,680

	Total		125,138

	Industrials (10.8%)
	Eaton Corp. PLC	93,026	6,241
	Fortive Corp.	126,835	6,802
	Honeywell International, Inc.	182,417	21,133
*	Quanta Services, Inc.	182,910	6,375
	Raytheon Co.	105,354	14,960
	Union Pacific Corp.	225,069	23,335
	United Technologies Corp.	103,340	11,328

	Total		90,174

	Common Stocks (95.9%)	Shares/ $ Par	Value $(000’s)

	Information Technology (29.2%)
*	Alphabet, Inc. - Class A	26,596	21,076
*	Alphabet, Inc. - Class C	37,178	28,695
	Broadcom, Ltd.	108,197	19,126
	Cisco Systems, Inc.	216,506	6,543
*	Citrix Systems, Inc.	144,062	12,866
*	Facebook, Inc. - Class A	258,024	29,686
*	Fortinet, Inc.	143,348	4,318
	Intuit, Inc.	111,250	12,750
	Microsoft Corp.	691,993	43,000
	Oracle Corp.	373,205	14,350
*	salesforce.com, Inc.	124,784	8,543
*	ServiceNow, Inc.	63,962	4,755
*	Splunk, Inc.	78,090	3,994
*	Teradata Corp.	146,077	3,969
	Texas Instruments, Inc.	331,974	24,224
	Western Digital Corp.	92,891	6,312

	Total		244,207

	Materials (3.7%)
	The Dow Chemical Co.	212,309	12,148
	Nucor Corp.	165,477	9,849
	Vulcan Materials Co.	72,080	9,021

	Total		31,018

	Total Common Stocks
	(Cost: $672,573)		803,165

	Investment Companies (3.2%)

	Investment Companies (3.2%)
	iShares Russell 1000 Growth Index Fund	257,487	27,010

	Total Investment Companies
	(Cost: $26,552)		27,010

	Total Investments (99.1%)
	(Cost: $699,125)(a)		830,175

	Other Assets, Less
	Liabilities (0.9%)		7,805

	Net Assets (100.0%)		837,980

*	Non-Income Producing

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $699,127 and the net unrealized appreciation of investments based on that cost was $131,048 which is comprised of $142,835 aggregate gross unrealized appreciation and $11,787 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$803,165	$-	$-
Investment Companies	27,010	-	-
Total Assets:	$830,175	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

4	Growth Stock Portfolio

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$772 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Co., L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies, but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities.

Market Overview

Despite several bouts of volatility, U.S. stocks continued to rally, posting gains this year. Anticipation surrounding the Federal Reserve’s (the “Fed”) strategy for monetary policy normalization – combined with sluggish U.S. economic growth, slowing growth in China, and plunging oil prices – triggered some month-to-month volatility. In June, U.K. citizens voted to exit the European Union (E.U.), sparking a brief selloff among stocks and other riskier assets. But cooler heads ultimately prevailed and a recovery rally ensued. Volatility resurfaced late in the year, primarily due to anxiety ahead of the U.S. presidential election, continued economic weakness outside the U.S. and Fed rate hike uncertainty. However, U.S. stocks ended the year on an upbeat note, as Donald Trump’s surprising presidential election victory elicited a market rally. Expectations for the Trump administration to implement a pro-growth agenda drove U.S. stocks and the U.S. dollar higher.

Portfolio Results

The Portfolio returned 5.87% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 7.08%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., the average return of the Large Cap Growth Funds peer group was 2.23% for 2016.

Stock selection in the Consumer Staples, Healthcare and Financials sectors detracted from relative performance, as did the allocation effect to the Industrials sector. In terms of individual stocks, Novo Nordisk A/S, Monster Beverage Corp. and Cerner Corp. were among the largest detractors to performance.

Stock selection in the Information Technology, Industrials and Consumer Discretionary sectors and the allocation effect to Information Technology, Energy and Healthcare sectors contributed to relative performance. QUALCOMM, Inc., ARM Holdings plc and Cisco Systems, Inc. were among the top contributors to Portfolio performance.

During the period, the portfolio manager purchased shares of Regeneron Pharmaceuticals, Inc., a biopharmaceutical company, and Deere & Co., which manufactures and distributes worldwide equipment used in agriculture, construction, forestry and turf care. The portfolio manager also acquired a position in Yum China Holdings, Inc. that was a spin-off from existing portfolio holding Yum! Brands, Inc. The portfolio manager took advantage of price weakness to add to several of the high quality growth companies in the Portfolio including Alibaba Group Holding, Ltd., Oracle Corp., Cerner Corp., ARM Holdings plc, QUALCOMM, Inc. and Novo Nordisk A/S. The purchases were funded by trimming Portfolio positions in Amazon.com, Inc., Lowe’s Companies, Inc., Greenhill & Co., Inc., ARM Holdings plc (late in the period) and SABMiller. The portfolio manager ultimately sold the position in Lowe’s Companies, Inc. as the share price approached its intrinsic value and the position in Greenhill & Co. as the investment thesis failed to materialize.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses in order to take advantage of meaningful price dislocations if and when they occur. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Compared to the Index, we are currently overweight in the Information Technology, Consumer Staples, Financials and Energy sectors, and underweight in the Consumer Discretionary, Industrials and Healthcare sectors. We currently hold no positions in the Materials, Real Estate, Telecommunication Services and Utilities sectors.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	5.87%	15.33%	8.55%
Russell 1000® Growth Index	7.08%	14.50%	8.33%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	2.23%	13.30%	7.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Amazon.com, Inc.	6.8%
Facebook, Inc. - Class A	6.0%
Alphabet, Inc. - Various	5.8%
Cisco Systems, Inc.	5.0%
Visa, Inc. - Class A	5.0%
Alibaba Group Holding, Ltd., ADR	4.6%
QUALCOMM, Inc.	4.5%
Oracle Corp.	4.2%
Monster Beverage Corp.	3.8%
The Procter & Gamble Co.	3.3%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (98.3%)	Shares/ $ Par	Value $(000’s)
	Consumer Discretionary (9.8%)
*	Amazon.com, Inc.	70,124	52,584
*	Yum China Holdings, Inc.	331,290	8,653
	Yum! Brands, Inc.	224,818	14,238

	Total		75,475

	Consumer Staples (13.4%)
	The Coca-Cola Co.	602,682	24,987
	Danone SA, ADR	1,914,269	24,082
*	Monster Beverage Corp.	653,158	28,961
	The Procter & Gamble Co.	302,449	25,430

	Total		103,460

	Energy (2.7%)
	Schlumberger, Ltd.	246,483	20,692

	Total		20,692

	Financials (6.3%)
	American Express Co.	154,119	11,417
	FactSet Research Systems, Inc.	88,665	14,491
	SEI Investments Co.	461,006	22,755

	Total		48,663

	Common Stocks (98.3%)	Shares/ $ Par	Value $(000’s)

	Health Care (15.4%)
	Amgen, Inc.	100,919	14,755
*	Cerner Corp.	333,059	15,777
	Merck & Co., Inc.	174,699	10,285
	Novartis AG, ADR	213,676	15,564
	Novo Nordisk A/S, ADR	654,874	23,484
*	Regeneron Pharmaceuticals, Inc.	57,678	21,173
*	Varian Medical Systems, Inc.	198,287	17,802

	Total		118,840

	Industrials (8.5%)
	Deere & Co.	196,780	20,276
	Expeditors International of Washington, Inc.	444,268	23,529
	United Parcel Service, Inc. - Class B	189,649	21,741

	Total		65,546

	Information Technology (42.2%)
*	Alibaba Group Holding, Ltd., ADR	407,809	35,810

	Common Stocks (98.3%)	Shares/ $ Par	Value $(000’s)

	Information Technology continued
*	Alphabet, Inc. - Class A	28,397	22,503
*	Alphabet, Inc. - Class C	28,471	21,974
	Analog Devices, Inc.	49,228	3,575
*	Autodesk, Inc.	312,437	23,123
	Automatic Data Processing, Inc.	72,932	7,496
	Cisco Systems, Inc.	1,286,822	38,888
*	Facebook, Inc. - Class A	401,164	46,154
	Microsoft Corp.	339,325	21,086
	Oracle Corp.	848,407	32,621
	QUALCOMM, Inc.	527,087	34,366
	Visa, Inc. - Class A	491,516	38,348

	Total		325,944

	Total Common Stocks
	(Cost: $722,510)		758,620

	Total Investments (98.3%)
	(Cost: $722,510)(a)		758,620

	Other Assets, Less
	Liabilities (1.7%)		13,180

	Net Assets (100.0%)		771,800

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $723,286 and the net unrealized appreciation of investments based on that cost was $35,334 which is comprised of $74,194 aggregate gross unrealized appreciation and $38,860 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$758,620	$-	$-
Total Assets:	$758,620	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. and foreign based companies listed on U.S. exchanges.	$514 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Fayez Sarofim & Co. (“Sarofim & Co.”) to act as sub-adviser for the Portfolio. In choosing securities, the Portfolio’s portfolio managers first identify economic sectors they believe can support longer term profit growth. Using fundamental analysis, the Portfolio’s portfolio managers then seek companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively reinvests cash flow, sustainable profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Portfolio may also invest in companies that the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

Market Overview

U.S. equities started 2016 on a fraught note. Diverging monetary policies, collapsing commodity prices and worries about a slowdown in China stoked recession fears and sent stock markets on a record-setting nosedive. The prospect for stronger global growth was a key inflection point in the first quarter that saw risk appetites return as well as a broad-based market rotation towards cyclicality that persisted through year-end. The S&P 500® Index rebounded in response to the improving growth outlook, and quickly recovered from wild swings brought by the U.K. vote to leave the European Union and the U.S. presidential election to end the year with a respectable low-teens gain. Energy was the best performing sector, followed by Telecommunication Services and Financials. Healthcare was the weakest sector, and the only one to decline. The S&P SmallCap 600® Index outperformed the S&P 500® Index and the S&P MidCap 400® Index, reflecting the risk-on environment that prevailed in 2016.

Portfolio Results

The Large Cap Core Stock Portfolio returned 7.57% for the twelve months ended December 31, 2016. By comparison, the S&P 500® Index (the “Index”) returned 11.96% for the year. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2016 for the Large Cap Core Funds peer group was 9.96%.

The primary factor that detracted from relative and absolute performance was stock selection in the Health Care sector. Widespread weakness in pharmaceutical and equipment holdings proved to be costly, and offset favorable selection decisions in the providers segment. The Portfolio’s underweight exposure, however, provided an ameliorative effect on relative results as increasing political and regulatory scrutiny over drug pricing exerted downward pressure on the sector throughout much of the year. The overweight in Consumer Staples and weakness in key holdings in the beverages, food products and personal products segments of the sector also pressured relative performance. Finally, stock selection in the Financials sector weighed on relative results, largely due to positioning in the capital markets and consumer finance industries of the sector.

The Portfolio’s largest individual security detractors in 2016 were Novo Nordisk A/S Sponsored ADR, Alexion Pharmaceuticals, Inc., Gilead Sciences, Inc., Roche Holding Sponsored ADR and Abbott Laboratories.

The largest contributor to the Portfolio’s relative performance was the strategic avoidance of Real Estate stocks, which struggled amid rising interest rates. An underweight to the Consumer Discretionary sector also added value relative to the index. The lack of exposure to holdings in the specialty retail segment was particularly advantageous. The overweight to the Energy sector was likewise beneficial. The sector rebounded as the world’s largest producers agreed to curb production and crude oil prices found firmer footing.

The Portfolio’s largest individual security contributors in 2016 were Chevron Corp., Exxon Mobil Corp., JPMorgan Chase & Co., Texas Instruments, Inc. and Altria Group, Inc.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Sarofim & Co., the Portfolio’s sub-adviser.

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio (unaudited)

Though secular forces continue to restrain the global economy’s capacity for rapid expansion, rising consumption and a healthy housing market indicate a modest uptick in U.S. growth in 2017. Our forecast calls for modest but positive equity gains in 2017 as an improving economic climate and stimulative fiscal policies support self-reinforcing capital spending and profit growth.

As investors navigate a major shift in political regime and a return to monetary tightening, bouts of volatility are expected to precipitate a renewed focus on high quality companies that are less vulnerable to market fluctuations. Our investment approach emphasizes financially sound companies with stable earnings streams and disciplined capital redeployment policies. These global industry leaders have the scale and financial resources to pursue their growth initiatives and protect their margins as labor and interest costs rise. Furthermore, sustainable cash flows and lower levels of debt enable these companies to maintain or increase payouts to shareholders without harming their balance sheets, offering a degree of downside protection in adverse market conditions.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	7.57%	10.20%	4.59%
S&P 500® Index	11.96%	14.66%	6.95%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	9.96%	13.28%	6.02%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Apple, Inc.	5.4%
Philip Morris International, Inc.	5.1%
Exxon Mobil Corp.	4.0%
Facebook, Inc. - Class A	3.5%
Microsoft Corp.	3.5%
JPMorgan Chase & Co.	3.4%
The Coca-Cola Co.	3.4%
Altria Group, Inc.	3.3%
Alphabet, Inc. - Class C	3.1%
Chevron Corp.	3.0%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2016

Common Stocks (99.7%)	Shares/ $ Par	Value $(000’s)

Consumer Discretionary (8.5%)
Comcast Corp. - Class A	166,952	11,528
McDonald’s Corp.	56,078	6,826
NIKE, Inc. - Class B	92,260	4,689
Target Corp.	33,003	2,384
Twenty-First Century Fox, Inc.	238,110	6,677
Twenty-First Century Fox, Inc. - Class B	18,900	515
The Walt Disney Co.	106,183	11,066

Total		43,685

Consumer Staples (23.0%)
Altria Group, Inc.	250,608	16,946
Anheuser-Busch InBev NV, ADR	58,750	6,195
The Coca-Cola Co.	418,485	17,350
Constellation Brands, Inc. - Class A	19,950	3,059
The Estee Lauder Cos., Inc. - Class A	114,861	8,786
Nestle SA, ADR	181,932	13,052
PepsiCo, Inc.	102,575	10,732
Philip Morris International, Inc.	286,128	26,178
The Procter & Gamble Co.	77,872	6,547
Walgreens Boots Alliance, Inc.	112,208	9,286

Total		118,131

Energy (11.1%)
Chevron Corp.	131,097	15,430
ConocoPhillips	153,370	7,690
Exxon Mobil Corp.	226,181	20,415

	Common Stocks (99.7%)	Shares/ $ Par	Value $(000’s)

	Energy continued
	Occidental Petroleum Corp.	125,040	8,907
	TOTAL SA, ADR	95,607	4,873

	Total		57,315

	Financials (14.8%)
	American Express Co.	121,617	9,009
	BlackRock, Inc.	30,753	11,703
	Chubb, Ltd.	112,744	14,896
	Intercontinental Exchange, Inc.	117,500	6,629
	JPMorgan Chase & Co.	203,605	17,569
	State Street Corp.	107,300	8,339
	Wells Fargo & Co.	141,873	7,819

	Total		75,964

	Health Care (11.3%)
	Abbott Laboratories	202,688	7,785
	AbbVie, Inc.	174,222	10,910
*	Celgene Corp.	49,850	5,770
	Gilead Sciences, Inc.	62,650	4,486
*	Intuitive Surgical, Inc.	4,000	2,537
	Novartis AG, ADR	87,853	6,399
	Novo Nordisk A/S, ADR	232,235	8,328
	Roche Holding AG, ADR	281,764	8,039
	UnitedHealth Group, Inc.	24,000	3,841

	Total		58,095

	Industrials (4.9%)
	Canadian Pacific Railway, Ltd.	49,654	7,089
	Union Pacific Corp.	69,600	7,216
	United Technologies Corp.	101,026	11,075

	Total		25,380

	Common Stocks (99.7%)	Shares/ $ Par	Value $(000’s)

	Information Technology (24.0%)
*	Alphabet, Inc. - Class C	20,930	16,154
	Apple, Inc.	239,889	27,784
	ASML Holding NV	54,650	6,132
	Automatic Data Processing, Inc.	31,940	3,283
*	Facebook, Inc. - Class A	158,250	18,207
	Microsoft Corp.	291,150	18,092
	Oracle Corp.	144,874	5,570
	Texas Instruments, Inc.	205,583	15,001
*	VeriSign, Inc.	41,950	3,191
	Visa, Inc. - Class A	104,300	8,137
	Xilinx, Inc.	35,144	2,122

	Total		123,673

	Materials (2.1%)
	Air Products & Chemicals, Inc.	35,797	5,149
	Praxair, Inc.	49,426	5,792

	Total		10,941

	Total Common Stocks
	(Cost: $410,160)		513,184

	Total Investments (99.7%)
	(Cost: $410,160)(a)		513,184

	Other Assets, Less
	Liabilities (0.3%)		1,311

	Net Assets (100.0%)		514,495

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $410,177 and the net unrealized appreciation of investments based on that cost was $103,007 which is comprised of $109,892 aggregate gross unrealized appreciation and $6,885 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$513,184	$-	$-
Total Assets:	$513,184	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

10	Large Cap Core Stock Portfolio

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$165 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and ADRs.

Market Overview

The current bull market (with just one near-20% correction in the large cap universe) is long in the tooth, having started in March of 2009. The S&P 500® Index is up 290%, which is more than double the average bull market return, and the third greatest move since 1929. Investor confidence appears to be high that the party will continue. In fact, the recent elections have emboldened investors even more, despite the fact that the stock market’s valuation at the beginning of an administration has been a much greater determinant of future stock returns than who is president. Investor expectations seem to be far ahead of the likely fundamentals.

Regarding the economy, the final tally for 2016 nominal GDP is expected to be between 2% and 3%. Inflation-adjusted growth remains meager. The past decade’s growth has been equally unimpressive at a 3.3% nominal rate, compared to an average of 4.5% over the past 25 years, and 6.6% over the past 50 years. There has been a growth problem and the culprit appears to be a combination of too many workers on the sidelines, low fixed business investment, insufficient research & development expenditure, and weak productivity growth (which is partly related to the latter two).

Portfolio Results

The Portfolio returned 13.99% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”), returned 11.96%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Core Funds peer group was 9.96% for 2016.

2016 was a solid year for the Portfolio on an absolute and relative return basis. The standouts for the year were found in the Health Care (UnitedHealth Group, Inc. and underweight pharmaceuticals), Manufacturing (PACCAR, Inc.) and Consumer (Comcast Corp. - Class A) sectors. Overall, stock selection in the Portfolio was strong, with the exception of stock selection in the Information Technology sector.

The Portfolio’s largest detractor for the year was AmerisourceBergen Corp. In 2016, generic drug prices fell, but not as much as the market expected and there have been fewer generic launches. This impacts resale margins for AmerisourceBergen Corp. and put pressure on the stock. In addition, they also had a handful of key client contract renewals which added to the volatility in the stock. For some perspective, the portfolio management team trimmed the stock three times on valuation in 2015. With the cheaper valuation in 2016, the team added to the Portfolio’s AmerisourceBergen Corp. position.

Portfolio Manager Outlook

The following forward looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

The market has appreciated dramatically over the past eight years despite relatively mediocre fundamentals. This has resulted in valuations that are very elevated. The longer an environment remains essentially constant, the more investors believe it will persist. History shows this belief is 100% misplaced. Great investors tend to shy away from popular themes as they gather momentum, but most investors do the opposite. What looks smart in the short run almost always becomes spectacularly wrong in the end. We are highly confident that the rush into index funds in recent years will end with the same result: locking in poor returns.

The good news is going to have to wait until true values resurface in the market. We have some hope that through rolling sector declines we can reload the Portfolio with great values without a generalized bear market, but the odds are against this. All we can say for certain is that we think we have a portfolio of strong franchises that are cheaper than the market averages.

Large Cap Blend Portfolio	11

Large Cap Blend Portfolio (unaudited)

Our hope is that these stocks will hold their value better than the market when rocky times come, which has been our historical pattern. As the small print always says, past performance is not a guarantee of future results.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Large Cap Blend Portfolio	13.99%	13.55%	4.28%
S&P 500® Index	11.96%	14.66%	6.63%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	9.96%	13.28%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced.

Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	5.0%
Comcast Corp. - Class A	4.8%
UnitedHealth Group, Inc.	4.4%
Dollar General Corp.	4.2%
Honeywell International, Inc.	4.1%
Accenture PLC - Class A	4.0%
Schlumberger, Ltd.	3.9%
JPMorgan Chase & Co.	3.9%
The Bank of New York Mellon Corp.	3.5%
TE Connectivity, Ltd.	3.5%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

12	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2016

Common Stocks (91.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (18.3%)
Comcast Corp. - Class A	114,900	7,934
Dollar General Corp.	94,325	6,987
Omnicom Group, Inc.	63,025	5,364
Ross Stores, Inc.	47,225	3,098
Twenty-First Century Fox, Inc.	80,200	2,249
Twenty-First Century Fox, Inc. - Class B	167,350	4,560

Total		30,192

Consumer Staples (3.8%)
Nestle SA, ADR	42,225	3,029
Unilever PLC, ADR	78,900	3,211

Total		6,240

Energy (6.8%)
Devon Energy Corp.	105,800	4,832
Schlumberger, Ltd.	76,575	6,428

Total		11,260

	Common Stocks (91.2%)	Shares/ $ Par	Value $ (000’s)

	Financials (18.0%)
	American Express Co.	58,825	4,358
	The Bank of New York Mellon Corp.	121,875	5,774
*	Berkshire Hathaway, Inc. - Class B	50,375	8,210
	JPMorgan Chase & Co.	74,250	6,407
	The Progressive Corp.	139,950	4,968

	Total		29,717

	Health Care (9.1%)
	AmerisourceBergen Corp.	63,450	4,961
*	Cerner Corp.	58,075	2,751
	UnitedHealth Group, Inc.	45,200	7,234

	Total		14,946

	Industrials (15.0%)
	Expeditors International of Washington, Inc.	105,825	5,604
	Honeywell International, Inc.	58,825	6,815
	PACCAR, Inc.	84,725	5,414
	Rockwell Automation, Inc.	14,775	1,986
	Stanley Black & Decker, Inc.	43,200	4,955

	Total		24,774

	Common Stocks (91.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (14.7%)
	Accenture PLC - Class A	55,475	6,498
*	eBay, Inc.	188,900	5,608
	Microsoft Corp.	52,250	3,247
	Oracle Corp.	80,100	3,080
	TE Connectivity, Ltd.	82,300	5,702

	Total		24,135

	Materials (3.3%)
	Potash Corp. of Saskatchewan, Inc.	300,400	5,434

	Total		5,434

	Telecommunication Services (2.2%)
*	Level 3 Communications, Inc.	64,175	3,617

	Total		3,617

	Total Common Stocks
	(Cost: $127,625)		150,315

	Total Investments (91.2%)
	(Cost: $127,625)(a)		150,315

	Other Assets, Less
	Liabilities (8.8%)		14,437

	Net Assets (100.0%)		164,752

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $128,243 and the net unrealized appreciation of investments based on that cost was $22,072 which is comprised of $27,847 aggregate gross unrealized appreciation and $5,775 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$150,315	$-	$-
Total Assets:	$150,315	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	13

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$2.7 billion

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Market Overview

U.S. equities posted strong performance during the year. Investors generally embraced higher-risk equities with greater exposure to the economic cycle, particularly after the U.S. election. Earnings growth remained subdued until the second half of the year, reflecting the drag from the Energy sector. Meanwhile, corporations continued buying back their stocks and acquiring other companies at a relatively robust pace. Consumer spending remained relatively steady, as job growth and rising stock prices helped improve consumer sentiment. Business spending remained muted, as many companies preferred to strengthen their balance sheets or buy back stock in lieu of large-scale investment in physical assets. The broader fixed income market posted a modest positive return, while higher-yielding corporate bonds logged large gains.

Altogether, the U.S. economy grew at a relatively slow pace of approximately 2.0% during the year, but growth was relatively stable, extending the U.S. economy’s streak to ten consecutive quarters of positive economic growth. The Fed was expected to raise interest rates for most of the year, but inflation well below the Fed’s 2.0% target and global uncertainty meant the Fed waited until December of 2016 to raise rates by a quarter of a point, marking only the second time the Fed has raised interest rates in the last eight years.

In that environment, small- and medium-sized stocks, as represented by the S&P SmallCap 600® and S&P MidCap 400® Indices, returned 26.56% and 20.74%, respectively, while the large-capitalization S&P 500® Index lagged despite its 11.96% return in 2016. Meanwhile, the Bloomberg Barclays U.S. Corporate High Yield Index posted a return of 17.13%, substantially outperforming the 2.65% return of the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index.

Portfolio Results

The Index 500 Stock Portfolio delivered a total return of 11.73% for the twelve months ended December 31, 2016, trailing the S&P 500® Index (the “Index”), which returned 11.96%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 11.51% average return for its peer group, S&P 500® Index Funds, according to Lipper® Analytical Services, Inc.

Ten out of the Index’s eleven sectors delivered positive returns for the year. The Financials sector delivered the strongest performance, led by the banking industry, as financial stocks performed in line with the broader stock market for most of the year, then rose sharply following the unexpected Trump win in the U.S. presidential election. Many market observers were expecting deregulation and other finance-friendly policy shifts from the incoming Trump administration. The Information Technology sector also delivered solid results, as semiconductor stocks benefited from several industry themes, including growth in demand for servers and data centers and innovation in smart technology. Hardware and software stocks added to performance in the Information Technology sector. The Industrials sector also performed well, as industrial production improved with economic growth during the second half of the year. Rebounding oil and gas prices helped the Energy sector’s performance, while consumer-oriented stocks benefited from steady job growth and rising confidence.

At the other end of the spectrum, the Healthcare sector declined, as biotechnology and pharmaceutical stocks fell after posting strong performance for several years. Drug pricing came under political scrutiny throughout the year, and uncertainty about the Healthcare sector’s competitive landscape grew following Donald Trump’s win, as Trump and the Republican-majority Congress voiced opposition to key components of the Affordable Care Act.

14	Index 500 Stock Portfolio

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	11.73%	14.41%	6.79%
S&P 500® Index	11.96%	14.66%	6.95%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	11.51%	14.20%	6.59%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Apple, Inc.	3.2%
Microsoft Corp.	2.5%
Alphabet, Inc. Various	2.4%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. - Class B	1.6%
JPMorgan Chase & Co.	1.6%
Amazon.com, Inc.	1.5%
General Electric Co.	1.4%
Facebook, Inc. - Class A	1.4%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio	15

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.0%)
	Advance Auto Parts, Inc.	10,075	1,704
*	Amazon.com, Inc.	53,951	40,456
*	AutoNation, Inc.	8,984	437
*	AutoZone, Inc.	3,948	3,118
	Bed Bath & Beyond, Inc.	20,804	846
	Best Buy Co., Inc.	37,349	1,594
	BorgWarner, Inc.	27,388	1,080
*	CarMax, Inc.	26,036	1,677
	Carnival Corp.	57,362	2,986
	CBS Corp. - Class B	53,620	3,411
*	Charter Communications, Inc.	29,621	8,529
*	Chipotle Mexican Grill, Inc.	3,960	1,494
	Coach, Inc.	38,352	1,343
	Comcast Corp. - Class A	326,036	22,513
	D.R. Horton, Inc.	46,423	1,269
	Darden Restaurants, Inc.	16,837	1,224
	Delphi Automotive PLC	37,049	2,495
*	Discovery Communications, Inc.	30,175	808
*	Discovery Communications, Inc. - Class A	20,785	570
	Dollar General Corp.	34,768	2,575
*	Dollar Tree, Inc.	32,294	2,492
	Expedia, Inc.	16,520	1,871
	Foot Locker, Inc.	18,510	1,312
	Ford Motor Co.	533,894	6,476
	The Gap, Inc.	30,011	673
	Garmin, Ltd.	15,725	763
	General Motors Co.	189,756	6,611
	Genuine Parts Co.	20,347	1,944
	The Goodyear Tire & Rubber Co.	35,711	1,102
	H&R Block, Inc.	28,371	652
	Hanesbrands, Inc.	51,701	1,115
	Harley-Davidson, Inc.	24,182	1,411
	Harman International Industries, Inc.	9,537	1,060
	Hasbro, Inc.	15,363	1,195
	The Home Depot, Inc.	166,639	22,343
	The Interpublic Group of Cos., Inc.	54,309	1,271
	Johnson Controls International PLC	128,139	5,278
	Kohl’s Corp.	24,141	1,192
	L Brands, Inc.	32,859	2,163

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Leggett & Platt, Inc.	18,287	894
	Lennar Corp. - Class A	26,880	1,154
*	LKQ Corp.	42,066	1,289
	Lowe’s Cos., Inc.	118,991	8,463
	Macy’s, Inc.	41,814	1,497
	Marriott International, Inc. - Class A	43,801	3,622
	Mattel, Inc.	46,790	1,289
	McDonald’s Corp.	113,601	13,828
*	Michael Kors Holdings, Ltd.	22,468	966
*	Mohawk Industries, Inc.	8,624	1,722
*	Netflix, Inc.	58,706	7,268
	Newell Brands, Inc.	65,990	2,946
	News Corp. - Class A	52,246	599
	News Corp. - Class B	16,386	193
	NIKE, Inc. - Class B	182,784	9,291
	Nordstrom, Inc.	15,887	762
	Omnicom Group, Inc.	32,268	2,746
*	O’Reilly Automotive, Inc.	12,922	3,598
*	The Priceline Group, Inc.	6,750	9,896
	PulteGroup, Inc.	40,720	748
	PVH Corp.	10,843	979
	Ralph Lauren Corp.	7,704	696
	Ross Stores, Inc.	54,250	3,559
	Royal Caribbean Cruises, Ltd.	22,896	1,878
	Scripps Networks Interactive - Class A	13,031	930
	Signet Jewelers, Ltd.	9,518	897
	Staples, Inc.	88,991	805
	Starbucks Corp.	199,092	11,054
	Target Corp.	76,837	5,550
	TEGNA, Inc.	29,331	627
	Tiffany & Co.	14,642	1,134
	Time Warner, Inc.	105,487	10,183
	The TJX Cos., Inc.	89,177	6,700
	Tractor Supply Co.	17,954	1,361
*	TripAdvisor, Inc.	15,635	725
	Twenty-First Century Fox, Inc.	144,840	4,061
	Twenty-First Century Fox, Inc. - Class B	66,633	1,816
*	Ulta Salon, Cosmetics & Fragrance, Inc.	8,020	2,045
*	Under Armour, Inc.	25,135	730
*	Under Armour, Inc. - Class C	25,276	636
*	Urban Outfitters, Inc.	12,084	344

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	VF Corp.	45,275	2,415
	Viacom, Inc. - Class B	47,520	1,668
	The Walt Disney Co.	200,288	20,874
	Whirlpool Corp.	10,274	1,868
	Wyndham Worldwide Corp.	14,743	1,126
	Wynn Resorts, Ltd.	10,856	939
	Yum! Brands, Inc.	47,694	3,021

	Total		322,445

	Consumer Staples (9.2%)
	Altria Group, Inc.	266,788	18,040
	Archer-Daniels-Midland Co.	78,712	3,593
	Brown-Forman Corp. - Class B	24,951	1,121
	Campbell Soup Co.	26,505	1,603
(p),*	Casa Ley SA de CV	29,556	30
	Church & Dwight Co., Inc.	35,376	1,563
	The Clorox Co.	17,612	2,114
	The Coca-Cola Co.	530,994	22,015
	Colgate-Palmolive Co.	121,590	7,957
	Conagra Brands, Inc.	56,890	2,250
	Constellation Brands, Inc. - Class A	24,311	3,727
	Costco Wholesale Corp.	59,797	9,574
	Coty, Inc. - Class A	64,319	1,178
	CVS Health Corp.	145,884	11,512
	Dr. Pepper Snapple Group, Inc.	25,131	2,279
	The Estee Lauder Cos., Inc. - Class A	30,407	2,326
	General Mills, Inc.	80,898	4,997
	The Hershey Co.	19,080	1,973
	Hormel Foods Corp.	36,920	1,285
	The J.M. Smucker Co.	15,928	2,040
	Kellogg Co.	34,562	2,548
	Kimberly-Clark Corp.	48,994	5,591
	The Kraft Heinz Co.	81,593	7,125
	The Kroger Co.	129,159	4,457
	McCormick & Co., Inc.	15,671	1,463
	Mead Johnson Nutrition Co.	25,269	1,788
	Molson Coors Brewing Co. - Class B	25,210	2,453
	Mondelez International, Inc.	211,269	9,365
*	Monster Beverage Corp.	55,456	2,459
	PepsiCo, Inc.	196,190	20,527

The Accompanying Notes are and Integral Part of the Financial Statements.

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	Philip Morris International, Inc.	212,218	19,416
	The Procter & Gamble Co.	366,064	30,779
(p),*	Property Development Centers LLC	29,556	1
	Reynolds American, Inc.	113,124	6,339
	Sysco Corp.	68,832	3,811
	Tyson Foods, Inc. - Class A	39,747	2,452
	Walgreens Boots Alliance, Inc.	117,069	9,689
	Wal-Mart Stores, Inc.	205,995	14,238
	Whole Foods Market, Inc.	43,557	1,340

	Total		247,018

	Energy (7.4%)
	Anadarko Petroleum Corp.	76,455	5,331
	Apache Corp.	51,904	3,294
	Baker Hughes, Inc.	57,836	3,758
	Cabot Oil & Gas Corp.	63,631	1,486
*	Chesapeake Energy Corp.	101,969	716
	Chevron Corp.	258,238	30,395
	Cimarex Energy Co.	12,991	1,766
*	Concho Resources, Inc.	19,979	2,649
	ConocoPhillips	169,493	8,498
	Devon Energy Corp.	71,626	3,271
	EOG Resources, Inc.	78,857	7,973
	EQT Corp.	23,633	1,546
	Exxon Mobil Corp.	567,248	51,200
*	FMC Technologies, Inc.	30,875	1,097
	Halliburton Co.	118,253	6,396
	Helmerich & Payne, Inc.	14,798	1,145
	Hess Corp.	36,478	2,272
	Kinder Morgan, Inc.	262,625	5,439
	Marathon Oil Corp.	115,895	2,006
	Marathon Petroleum Corp.	72,203	3,635
	Murphy Oil Corp.	22,143	689
	National Oilwell Varco, Inc.	51,666	1,934
*	Newfield Exploration Co.	26,982	1,093
	Noble Energy, Inc.	58,641	2,232
	Occidental Petroleum Corp.	104,537	7,446
	ONEOK, Inc.	28,799	1,653
	Phillips 66	60,562	5,233
	Pioneer Natural Resources Co.	23,217	4,181

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Range Resources Corp.	25,694	883
	Schlumberger, Ltd.	190,324	15,978
*	Southwestern Energy Co.	67,137	727
	Spectra Energy Corp.	95,965	3,943
	Tesoro Corp.	15,988	1,398
*	Transocean, Ltd.	53,254	785
	Valero Energy Corp.	61,922	4,231
	The Williams Companies, Inc.	93,467	2,911

	Total		199,190

	Financials (14.6%)
*	Affiliated Managers Group, Inc.	7,499	1,090
	Aflac, Inc.	55,827	3,886
	The Allstate Corp.	50,375	3,734
	American Express Co.	105,170	7,791
	American International Group, Inc.	133,482	8,718
	Ameriprise Financial, Inc.	21,620	2,398
	Aon PLC	35,990	4,014
	Arthur J. Gallagher & Co.	24,342	1,265
	Assurant, Inc.	7,799	724
	Bank of America Corp.	1,382,324	30,549
	The Bank of New York Mellon Corp.	144,639	6,853
	BB&T Corp.	110,999	5,219
*	Berkshire Hathaway, Inc. - Class B	259,756	42,335
	BlackRock, Inc.	16,628	6,328
	Capital One Financial Corp.	65,977	5,756
	The Charles Schwab Corp.	165,024	6,513
	Chubb, Ltd.	63,656	8,410
	Cincinnati Financial Corp.	20,509	1,553
	Citigroup, Inc.	389,830	23,168
	Citizens Financial Group, Inc.	70,022	2,495
	CME Group, Inc.	46,422	5,355
	Comerica, Inc.	23,565	1,605
	Discover Financial Services	53,952	3,889
*	E*TRADE Financial Corp.	37,447	1,297
	Fifth Third Bancorp	103,364	2,788
	Franklin Resources, Inc.	47,464	1,879
	The Goldman Sachs Group, Inc.	50,589	12,113
	The Hartford Financial Services Group, Inc.	51,672	2,462

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Huntington Bancshares, Inc.	148,394	1,962
	Intercontinental Exchange, Inc.	81,486	4,597
	Invesco, Ltd.	55,886	1,696
	JPMorgan Chase & Co.	489,490	42,238
	KeyCorp	147,837	2,701
	Leucadia National Corp.	44,324	1,030
	Lincoln National Corp.	31,266	2,072
	Loews Corp.	37,798	1,770
	M&T Bank Corp.	21,210	3,318
	Marsh & McLennan Cos., Inc.	70,531	4,767
	MetLife, Inc.	150,356	8,103
	Moody’s Corp.	22,755	2,145
	Morgan Stanley	197,269	8,335
	Nasdaq, Inc.	15,593	1,047
	Navient Corp.	41,463	681
	Northern Trust Corp.	29,116	2,593
	People’s United Financial, Inc.	42,596	825
	PNC Financial Services Group, Inc.	66,551	7,784
	Principal Financial Group, Inc.	36,599	2,118
	The Progressive Corp.	79,382	2,818
	Prudential Financial, Inc.	58,822	6,121
	Regions Financial Corp.	168,392	2,418
	S&P Global, Inc.	35,444	3,812
	State Street Corp.	49,601	3,855
	SunTrust Banks, Inc.	67,139	3,683
	Synchrony Financial	107,274	3,891
	T. Rowe Price Group, Inc.	33,300	2,506
	Torchmark Corp.	15,095	1,113
	The Travelers Cos., Inc.	38,858	4,757
	U.S. Bancorp	218,557	11,227
	Unum Group	31,753	1,395
	Wells Fargo & Co.	618,325	34,076
	Willis Towers Watson PLC	17,584	2,150
	XL Group, Ltd.	36,806	1,371
	Zions Bancorporation	27,868	1,199

	Total		390,361

	Health Care (13.2%)
	Abbott Laboratories	201,405	7,736
	AbbVie, Inc.	222,306	13,921
	Aetna, Inc.	48,002	5,953
	Agilent Technologies, Inc.	44,374	2,022
*	Alexion Pharmaceuticals, Inc.	30,676	3,753
*	Allergan PLC	51,309	10,775

The Accompanying Notes are and Integral Part of the Financial Statements.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	AmerisourceBergen Corp.	22,883	1,789
	Amgen, Inc.	101,765	14,879
	Anthem, Inc.	36,037	5,181
	Baxter International, Inc.	66,965	2,969
	Becton, Dickinson and Co.	29,044	4,808
*	Biogen, Inc.	29,763	8,440
*	Boston Scientific Corp.	186,270	4,029
	Bristol-Myers Squibb Co.	228,616	13,360
	C.R. Bard, Inc.	10,058	2,260
	Cardinal Health, Inc.	43,783	3,151
*	Celgene Corp.	106,044	12,275
*	Centene Corp.	23,377	1,321
*	Cerner Corp.	41,333	1,958
	Cigna Corp.	35,121	4,685
	The Cooper Cos., Inc.	6,668	1,166
*	DaVita, Inc.	21,603	1,387
	DENTSPLY SIRONA, Inc.	31,583	1,823
*	Edwards Lifesciences Corp.	29,249	2,741
	Eli Lilly and Co.	132,893	9,774
*	Endo International PLC	27,134	447
*	Envision Healthcare Corp.	16,049	1,016
*	Express Scripts Holding Co.	84,351	5,803
	Gilead Sciences, Inc.	180,222	12,906
*	HCA Holdings, Inc.	39,979	2,959
*	Henry Schein, Inc.	11,011	1,671
*	Hologic, Inc.	38,059	1,527
	Humana, Inc.	20,396	4,161
*	Illumina, Inc.	20,095	2,573
*	Intuitive Surgical, Inc.	5,300	3,361
	Johnson & Johnson	372,156	42,876
*	Laboratory Corp. of America Holdings	14,090	1,809
*	Mallinckrodt PLC	14,481	721
	McKesson Corp.	30,928	4,344
	Medtronic PLC	187,827	13,379
	Merck & Co., Inc.	377,164	22,204
*	Mettler-Toledo International, Inc.	3,589	1,502
*	Mylan NV	62,952	2,402
	Patterson Cos., Inc.	11,399	468
	PerkinElmer, Inc.	14,985	781
	Perrigo Co. PLC	19,613	1,632
	Pfizer, Inc.	830,123	26,962
	Quest Diagnostics, Inc.	18,965	1,743
*	Regeneron Pharmaceuticals, Inc.	10,341	3,796

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	St. Jude Medical, Inc.	39,085	3,134
	Stryker Corp.	42,515	5,094
	Thermo Fisher Scientific, Inc.	54,038	7,625
	UnitedHealth Group, Inc.	130,204	20,838
	Universal Health Services, Inc. - Class B	12,266	1,305
*	Varian Medical Systems, Inc.	12,778	1,147
*	Vertex Pharmaceuticals, Inc.	33,930	2,500
*	Waters Corp.	11,023	1,481
	Zimmer Biomet Holdings, Inc.	27,400	2,828
	Zoetis, Inc.	67,554	3,616

	Total		352,767

	Industrials (10.2%)
	3M Co.	82,278	14,692
	Acuity Brands, Inc.	6,030	1,392
	Alaska Air Group, Inc.	16,863	1,496
	Allegion PLC	13,118	840
	American Airlines Group, Inc.	70,877	3,309
	AMETEK, Inc.	31,659	1,539
	Arconic, Inc.	59,982	1,112
	The Boeing Co.	78,516	12,223
	C.H. Robinson Worldwide, Inc.	19,372	1,419
	Caterpillar, Inc.	80,035	7,422
	Cintas Corp.	11,771	1,360
	CSX Corp.	128,131	4,604
	Cummins, Inc.	21,090	2,882
	Danaher Corp.	83,267	6,482
	Deere & Co.	39,571	4,077
	Delta Air Lines, Inc.	100,734	4,955
	Dover Corp.	21,251	1,592
	The Dun & Bradstreet Corp.	5,032	610
	Eaton Corp. PLC	61,790	4,146
	Emerson Electric Co.	87,929	4,902
	Equifax, Inc.	16,383	1,937
	Expeditors International of Washington, Inc.	24,675	1,307
	Fastenal Co.	39,538	1,858
	FedEx Corp.	33,446	6,228
	Flowserve Corp.	17,845	857
	Fluor Corp.	19,049	1,000
	Fortive Corp.	41,147	2,207
	Fortune Brands Home & Security, Inc.	21,108	1,128
	General Dynamics Corp.	39,158	6,761
	General Electric Co.	1,210,145	38,241

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Honeywell International, Inc.	104,255	12,078
	Illinois Tool Works, Inc.	43,214	5,292
	Ingersoll-Rand PLC	35,338	2,652
	J.B. Hunt Transport Services, Inc.	11,970	1,162
*	Jacobs Engineering Group, Inc.	16,518	942
	Kansas City Southern	14,716	1,249
	L-3 Communications Holdings, Inc.	10,576	1,609
	Lockheed Martin Corp.	34,467	8,615
	Masco Corp.	44,911	1,420
	Nielsen Holdings PLC	45,961	1,928
	Norfolk Southern Corp.	39,936	4,316
	Northrop Grumman Corp.	24,112	5,608
	PACCAR, Inc.	47,952	3,064
	Parker Hannifin Corp.	18,248	2,555
	Pentair PLC	22,872	1,282
	Pitney Bowes, Inc.	25,410	386
*	Quanta Services, Inc.	20,684	721
	Raytheon Co.	40,170	5,704
	Republic Services, Inc.	31,623	1,804
	Robert Half International, Inc.	17,631	860
	Rockwell Automation, Inc.	17,541	2,358
	Rockwell Collins, Inc.	17,819	1,653
	Roper Technologies, Inc.	13,876	2,540
	Ryder System, Inc.	7,314	544
	Snap-on, Inc.	7,938	1,360
	Southwest Airlines Co.	84,211	4,197
	Stanley Black & Decker, Inc.	20,614	2,364
*	Stericycle, Inc.	11,639	897
	Textron, Inc.	36,963	1,795
	TransDigm Group, Inc.	6,860	1,708
	Union Pacific Corp.	112,735	11,688
*	United Continental Holdings, Inc.	39,497	2,879
	United Parcel Service, Inc. - Class B	94,301	10,811
*	United Rentals, Inc.	11,521	1,216
	United Technologies Corp.	104,753	11,483
*	Verisk Analytics, Inc.	21,303	1,729
	W.W. Grainger, Inc.	7,497	1,741
	Waste Management, Inc.	55,627	3,945
	Xylem, Inc.	24,540	1,215

	Total		271,948

The Accompanying Notes are and Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (20.4%)
	Accenture PLC - Class A	84,855	9,939
	Activision Blizzard, Inc.	93,535	3,378
*	Adobe Systems, Inc.	68,018	7,002
*	Akamai Technologies, Inc.	23,707	1,581
	Alliance Data Systems Corp.	7,901	1,805
*	Alphabet, Inc. - Class A	40,503	32,097
*	Alphabet, Inc. - Class C	40,598	31,334
	Amphenol Corp. - Class A	42,198	2,836
	Analog Devices, Inc.	42,156	3,061
	Apple, Inc.	729,436	84,483
	Applied Materials, Inc.	147,861	4,771
*	Autodesk, Inc.	26,791	1,983
	Automatic Data Processing, Inc.	61,718	6,343
	Broadcom, Ltd.	54,353	9,608
	CA, Inc.	42,869	1,362
	Cisco Systems, Inc.	686,680	20,751
*	Citrix Systems, Inc.	21,336	1,906
*	Cognizant Technology Solutions Corp. - Class A	82,994	4,650
	Corning, Inc.	130,123	3,158
	CSRA, Inc.	19,897	634
*	eBay, Inc.	142,222	4,223
*	Electronic Arts, Inc.	41,280	3,251
*	F5 Networks, Inc.	8,935	1,293
*	Facebook, Inc. - Class A	320,214	36,841
	Fidelity National Information Services, Inc.	44,900	3,396
*	First Solar, Inc.	10,661	342
*	Fiserv, Inc.	29,692	3,156
	FLIR Systems, Inc.	18,622	674
	Global Payments, Inc.	21,025	1,459
	Harris Corp.	17,000	1,742
	Hewlett Packard Enterprise Co.	227,902	5,274
	HP, Inc.	234,041	3,473
	Intel Corp.	648,274	23,513
	International Business Machines Corp.	118,366	19,648
	Intuit, Inc.	33,356	3,823
	Juniper Networks, Inc.	52,027	1,470
	KLA-Tencor Corp.	21,384	1,682
	Lam Research Corp.	22,274	2,355
	Linear Technology Corp.	32,880	2,050
	Mastercard, Inc. - Class A	130,209	13,444
	Microchip Technology, Inc.	29,551	1,896

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Micron Technology, Inc.	141,170	3,094
	Microsoft Corp.	1,063,632	66,094
	Motorola Solutions, Inc.	22,703	1,882
	NetApp, Inc.	37,671	1,329
	NVIDIA Corp.	73,733	7,870
	Oracle Corp.	409,985	15,764
	Paychex, Inc.	44,030	2,681
*	PayPal Holdings, Inc.	153,509	6,059
*	Qorvo, Inc.	17,473	921
	QUALCOMM, Inc.	202,031	13,172
*	Red Hat, Inc.	24,568	1,712
*	salesforce.com, Inc.	87,323	5,978
	Seagate Technology PLC	40,289	1,538
	Skyworks Solutions, Inc.	25,419	1,898
	Symantec Corp.	85,281	2,037
	TE Connectivity, Ltd.	48,609	3,368
*	Teradata Corp.	17,769	483
	Texas Instruments, Inc.	136,725	9,977
	Total System Services, Inc.	22,631	1,110
*	VeriSign, Inc.	12,445	947
	Visa, Inc. - Class A	255,477	19,932
	Western Digital Corp.	39,052	2,654
	Western Union Co.	66,326	1,441
	Xerox Corp.	116,493	1,017
	Xilinx, Inc.	34,542	2,085
*	Yahoo!, Inc.	120,078	4,643

	Total		547,373

	Materials (2.8%)
	Air Products and Chemicals, Inc.	29,736	4,277
	Albemarle Corp.	15,386	1,324
	Avery Dennison Corp.	12,173	855
	Ball Corp.	23,913	1,795
	CF Industries Holdings, Inc.	31,889	1,004
	The Dow Chemical Co.	153,400	8,777
	E.I. du Pont de Nemours and Co.	118,922	8,729
	Eastman Chemical Co.	20,075	1,510
	Ecolab, Inc.	35,895	4,208
	FMC Corp.	18,309	1,036
*	Freeport-McMoRan, Inc.	171,372	2,260
	International Flavors & Fragrances, Inc.	10,865	1,280
	International Paper Co.	56,252	2,985
	LyondellBasell Industries NV - Class A	45,713	3,921

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Martin Marietta Materials, Inc.	8,682	1,923
	Monsanto Co.	59,914	6,304
	The Mosaic Co.	47,911	1,405
	Newmont Mining Corp.	72,604	2,474
	Nucor Corp.	43,567	2,593
	PPG Industries, Inc.	36,113	3,422
	Praxair, Inc.	39,040	4,575
	Sealed Air Corp.	26,443	1,199
	The Sherwin-Williams Co.	11,057	2,971
	Vulcan Materials Co.	18,099	2,265
	WestRock Co.	34,350	1,744

	Total		74,836

	Real Estate (2.9%)
	American Tower Corp.	58,232	6,154
	Apartment Investment & Management Co. - Class A	21,462	975
	AvalonBay Communities, Inc.	18,786	3,328
	Boston Properties, Inc.	21,035	2,646
*	CBRE Group, Inc.	41,063	1,293
	Crown Castle International Corp.	49,329	4,280
	Digital Realty Trust, Inc.	21,742	2,136
	Equinix, Inc.	9,764	3,490
	Equity Residential	50,021	3,219
	Essex Property Trust, Inc.	8,962	2,084
	Extra Space Storage, Inc.	17,210	1,329
	Federal Realty Investment Trust	9,820	1,396
	General Growth Properties, Inc.	79,878	1,995
	HCP, Inc.	63,963	1,901
	Host Hotels & Resorts, Inc.	101,209	1,907
	Iron Mountain, Inc.	33,516	1,089
	Kimco Realty Corp.	58,142	1,463
	The Macerich Co.	16,515	1,170
	Mid-America Apartment Communities, Inc.	15,530	1,521
	Prologis, Inc.	72,312	3,817
	Public Storage	20,404	4,560
	Realty Income Corp.	35,375	2,033
	Simon Property Group, Inc.	42,985	7,637
	SL Green Realty Corp.	13,860	1,491
	UDR, Inc.	36,559	1,334
	Ventas, Inc.	48,440	3,029

The Accompanying Notes are and Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Real Estate continued
	Vornado Realty Trust	23,526	2,455
	Welltower, Inc.	49,593	3,319
	Weyerhaeuser Co.	102,331	3,079

	Total		76,130

	Telecommunication Services (2.6%)
	AT&T, Inc.	840,060	35,728
	CenturyLink, Inc.	74,785	1,778
	Frontier Communications Corp.	160,466	542
*	Level 3 Communications, Inc.	39,882	2,248
	Verizon Communications, Inc.	557,665	29,768

	Total		70,064

	Utilities (3.1%)
	The AES Corp.	90,173	1,048
	Alliant Energy Corp.	31,121	1,179
	Ameren Corp.	33,191	1,741
	American Electric Power Co., Inc.	67,264	4,235
	American Water Works Co., Inc.	24,350	1,762
	CenterPoint Energy, Inc.	58,916	1,452
	CMS Energy Corp.	38,181	1,589
	Consolidated Edison, Inc.	41,685	3,071
	Dominion Resources, Inc.	85,736	6,566
	DTE Energy Co.	24,546	2,418
	Duke Energy Corp.	94,244	7,315
	Edison International	44,569	3,209

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Entergy Corp.	24,504	1,800
	Eversource Energy	43,392	2,397
	Exelon Corp.	126,299	4,482
	FirstEnergy Corp.	58,239	1,804
	NextEra Energy, Inc.	63,920	7,636
	NiSource, Inc.	44,149	977
	NRG Energy, Inc.	43,150	529
	PG&E Corp.	69,173	4,204
	Pinnacle West Capital Corp.	15,226	1,188
	PPL Corp.	92,970	3,166
	Public Service Enterprise Group, Inc.	69,204	3,037
	SCANA Corp.	19,550	1,433
	Sempra Energy	34,207	3,443
	The Southern Co.	134,059	6,594
	WEC Energy Group, Inc.	43,175	2,532
	Xcel Energy, Inc.	69,486	2,828

	Total		83,635

	Total Common Stocks
	(Cost: $1,402,493)		2,635,767

	Short-Term Investments (1.1%)

	Commercial Paper (0.7%)
(r)	Apple, Inc., 0.600%, 2/2/17 144A	3,000,000	2,999
	Bank Of America NA, 0.970%, 1/4/17 144A	5,000,000	5,000
(r)	Microsoft Corp., 0.600%, 1/10/17 144A	2,000,000	2,000
(r)	Microsoft Corp., 0.620%, 1/17/17 144A	1,000,000	1,000

	Short-Term Investments (1.1%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper continued
(r)	Roche Holdings, Inc., 0.480%, 1/31/17 144A	3,000,000	2,998
(r)	Societe Generale, 0.810%, 2/2/17 144A	1,000,000	999
(r)	Societe Generale, 0.940%, 2/27/17 144A	2,000,000	1,998
(r)	The Walt Disney Co., 0.580%, 1/20/17 144A	1,500,000	1,500
(r)	The Walt Disney Co., 0.580%, 1/30/17 144A	1,500,000	1,499

	Total		19,993

	US Government & Agencies (0.4%)
(b,r)	Federal Home Loan Bank, 0.384%, 2/1/17	1,000,000	1,000
(r)	Federal Home Loan Bank, 0.500%, 2/3/17	1,500,000	1,499
(r)	Federal Home Loan Bank, 0.490%, 2/9/17	1,500,000	1,499
(r)	Federal Home Loan Bank, 0.485%, 2/21/17	2,000,000	1,999
(r)	Federal Home Loan Bank, 0.510%, 2/22/17	1,500,000	1,499
(r)	Federal Home Loan Bank, 0.440%, 2/24/17	2,500,000	2,498

	Total		9,994

	Total Short-Term Investments
	(Cost: $29,986)		29,987

	Total Investments (99.5%)
	(Cost: $1,432,479)(a)		2,665,754

	Other Assets, Less
	Liabilities (0.5%)		13,160

	Net Assets (100.0%)		2,678,914

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $19,993 representing 0.7% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $1,445,198 and the net unrealized appreciation of investments based on that cost was $1,220,556 which is comprised of $1,283,503 aggregate gross unrealized appreciation and $62,947 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2016, $36,593)	326	3/17	$(144)

The Accompanying Notes are and Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Index 500 Stock Portfolio

(p)	Restricted securities (excluding 144A issues) on December 31, 2016.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Property Development Centers LLC	2/2/15	$1	$1	0.00%
Casa Ley SA de CV	2/2/15	30	30	0.00%

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks
Consumer Staples	$246,987	$-	$31
All Others	2,388,749	-	-
Short-Term Investments	-	29,987	-
Total Assets:	$2,635,736	$29,987	$31
Liabilities:
Other Financial Instruments^
Futures	(144)	-	-
Total Liabilities:	$(144)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are and Integral Part of the Financial Statements.

Index 500 Stock Portfolio	21

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$196 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

Market Overview

After a tumultuous first quarter of the year, U.S. stocks delivered solid returns in 2016. This was attributable to positive U.S. economic news, healthy corporate earnings performance, and a pickup in mergers and acquisitions activity. Despite this backdrop, factors such as international economic weakness, shifting commodity prices, global political concerns, particularly in the wake of the U.K. vote to leave the European Union, or “Brexit,” and uncertainty over the timing of the Fed’s next interest rate hike contributed to periods of volatility. Ultimately, however, the central bank’s more gradual-than-expected approach to monetary tightening aided market performance over the period. In the fourth quarter, the market staged a strong rally after Trump’s election raised expectations for corporate tax cuts and regulation rollbacks. The energy market also stabilized later in the year, after the OPEC nations announced plans to reduce oil production in late November. This news helped boost oil prices and energy stocks. The Fed finally raised its target rate by 25 basis points in mid-December, and policymakers hinted at additional rate hikes in 2017. As a result, the yield curve steepened in the fourth quarter, which was a boon for banks. Against the backdrop, all 11 sectors in the Russell 1000® Value Index generated positive returns, led by the Materials and Energy sectors.

Portfolio Results

The Portfolio returned 15.36% for the twelve months ended December 31, 2016. By comparison, its benchmark, the Russell 1000® Value Index (the “Index”), returned 17.34%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2016 was 15.59%.

The Health Care sector was one of the weakest performing areas of the Index for the twelve-month period, as a number of negative factors impacted the sector. As a result, the Portfolio’s overweight in Health Care detracted from relative performance. Stock selection, especially in the pharmaceuticals industry, was also detrimental. This was due in part to a position in Teva Pharmaceutical Industries, Ltd., which declined due to generic drug pricing worries and negative sentiment surrounding pharmaceuticals stocks.

Security selection in the Financials sector also weighed on performance, as the Portfolio’s relatively conservative positioning, including exposure to higher-quality, lower-beta stocks, dampened relative performance. An overweight in the sector was also a negative for relative returns. In particular, a lack of exposure to capital markets company Goldman Sachs detracted from results. The stock rallied as interest rates and capital markets rose in the fourth quarter.

Stock selection in the Industrials sector provided a positive offset to the Portfolio’s relative underperformance. In particular, Portfolio holdings in the industrial conglomerates and aerospace and defense industries added to relative results. Key contributors included a position in diversified industrial company Ingersoll-Rand PLC, which helped relative performance early in the year.

Positioning in the Information Technology sector also added to relative returns, reflecting both positive stock selection, especially in semiconductors and software, and a Portfolio overweight.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

As of December 31, 2016, the portfolio’s largest overweights were in the Health Care, Energy, and Industrials sectors. The team added to the Health Care position in the fourth quarter after political rhetoric around health care, including around the

22	Large Company Value Portfolio

Large Company Value Portfolio (unaudited)

Affordable Care Act and the threat of mandated lower drug pricing, pressured stocks in the sector. This provided an opportunity to add exposure to companies the team believes will fare well in the future. In the Energy sector, the team likes well-managed, higher-quality companies, including integrated oil companies with strong balance sheets, and higher-quality companies in the energy equipment and services industry.

The Portfolio’s largest underweights were in the Real Estate, Telecommunication Services, and Utilities sectors. The team believes that Real Estate has generally been overvalued for some time, leading to the Portfolio’s continued underweight in the sector. In the Telecommunication Services and Utilities sectors, the team believes that valuations are overextended after the sectors previously outperformed due to heavy interest from yield-seeking investors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Large Company Value Portfolio	15.36%	13.90%	4.55%
Russell 1000® Value Index	17.34%	14.80%	5.39%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	15.59%	13.80%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees.

Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

  Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Wells Fargo & Co.	3.5%
Pfizer, Inc.	3.3%
Schlumberger, Ltd.	3.0%
Total SA, ADR	2.8%
The Procter & Gamble Co.	2.7%
Chevron Corp.	2.6%
Bank of America Corp.	2.5%
Johnson Controls International PLC	2.4%
Oracle Corp.	2.4%
US Bancorp	2.4%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio	23

Large Company Value Portfolio

Schedule of Investments

December 31, 2016

Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (7.7%)
Advance Auto Parts, Inc.	10,030	1,696
BorgWarner, Inc.	16,000	631
Carnival Corp.	18,550	966
Delphi Automotive PLC	33,990	2,289
Ford Motor Co.	69,290	841
Johnson Controls International PLC	115,970	4,777
Lowe’s Cos., Inc.	10,450	743
Marriott International, Inc. - Class A	8,020	663
Target Corp.	20,750	1,499
The Walt Disney Co.	9,320	971

Total		15,076

Consumer Staples (8.0%)
CVS Health Corp.	38,060	3,003
Mondelez International, Inc.	42,670	1,892
PepsiCo, Inc.	13,320	1,394
The Procter & Gamble Co.	62,850	5,284
Wal-Mart Stores, Inc.	58,950	4,075

Total		15,648

Energy (14.1%)
Anadarko Petroleum Corp.	26,150	1,823
Baker Hughes, Inc.	30,280	1,967
Chevron Corp.	43,200	5,085
Exxon Mobil Corp.	20,020	1,807
Occidental Petroleum Corp.	58,110	4,139
Royal Dutch Shell PLC - Class B, ADR	25,770	1,494
Schlumberger, Ltd.	69,680	5,850
Total SA, ADR	106,840	5,446

Total		27,611

Financials (24.9%)
Aflac, Inc.	14,500	1,009
The Allstate Corp.	20,480	1,518
Ameriprise Financial, Inc.	10,930	1,213
Bank of America Corp.	219,230	4,845
The Bank of New York Mellon Corp.	83,950	3,978
BB&T Corp.	82,880	3,897
BlackRock, Inc.	6,580	2,504
Chubb, Ltd.	33,190	4,385
Invesco, Ltd.	80,090	2,430
JPMorgan Chase & Co.	46,860	4,043
M&T Bank Corp.	17,070	2,670
MetLife, Inc.	36,310	1,957
PNC Financial Services Group, Inc.	25,120	2,938
US Bancorp	89,940	4,620
Wells Fargo & Co.	123,150	6,787

Total		48,794

Health Care (15.7%)
Abbott Laboratories	66,040	2,537
AbbVie, Inc.	22,920	1,435

	Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Allergan PLC	7,710	1,619
	Anthem, Inc.	10,540	1,515
	Baxter International, Inc.	17,150	760
*	HCA Holdings, Inc.	23,240	1,720
	Johnson & Johnson	23,270	2,681
	McKesson Corp.	9,750	1,369
	Medtronic PLC	42,000	2,992
	Merck & Co., Inc.	69,840	4,112
	Pfizer, Inc.	195,880	6,362
	Teva Pharmaceutical Industries, Ltd., ADR	27,630	1,002
	Zimmer Biomet Holdings, Inc.	25,380	2,619

	Total		30,723

	Industrials (8.5%)
	The Boeing Co.	6,290	979
	General Electric Co.	70,360	2,223
	Honeywell International, Inc.	8,780	1,017
	Ingersoll-Rand PLC	40,400	3,032
	Rockwell Automation, Inc.	9,800	1,317
	Textron, Inc.	37,380	1,815
	Union Pacific Corp.	20,080	2,082
	United Technologies Corp.	38,220	4,190

	Total		16,655

	Information Technology (10.1%)
	Apple, Inc.	21,520	2,492
	Applied Materials, Inc.	89,470	2,887
	Cisco Systems, Inc.	137,820	4,165
	Intel Corp.	42,540	1,543
	Lam Research Corp.	15,300	1,618
	Oracle Corp.	121,170	4,659
	TE Connectivity, Ltd.	34,570	2,395

	Total		19,759

	Materials (1.6%)
	The Dow Chemical Co.	36,350	2,080
	WestRock Co.	18,420	935

	Total		3,015

	Real Estate (0.7%)
	Boston Properties, Inc.	11,380	1,431

	Total		1,431

	Telecommunication Services (1.4%)
	Verizon Communications, Inc.	51,620	2,756

	Total		2,756

	Utilities (3.6%)
	Edison International	33,300	2,397
	PG&E Corp.	21,130	1,284
	PPL Corp.	33,630	1,145

The Accompanying Notes are an Integral Part of the Financial Statements.

24	Large Company Value Portfolio

Large Company Value Portfolio

Common Stocks (96.3%)		Shares/ $ Par	Value $ (000’s)

Utilities Continued
Xcel Energy, Inc.		56,060	2,282

Total			7,108

Total Common Stocks
(Cost: $170,613)			188,576

Foreign Common Stocks (1.7%)	Country

Energy (1.7%)
Imperial Oil, Ltd.	Canada	94,510	3,288

Total Foreign Common Stocks
(Cost: $3,247)			3,288

	Investment Companies (0.6%)	Shares/ $ Par	Value $ (000’s)

	Investment Companies (0.6%)
	iShares Russell 1000 Value Index Fund	10,490	1,175

	Total Investment Companies
	(Cost: $1,188)		1,175

	Short-Term Investments (1.3%)

	Commercial Paper (1.3%)
(r)	Credit Agricole Cib, 0.520%, 1/3/17	2,510,000	2,510

	Total Short-Term Investments
	(Cost: $2,510)		2,510

	Total Investments (99.9%)
	(Cost: $177,558)(a)		195,549

	Other Assets, Less
	Liabilities (0.1%)		224

	Net Assets (100.0%)		195,773

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $179,920 and the net unrealized appreciation of investments based on that cost was $15,629 which is comprised of $20,703 aggregate gross unrealized appreciation and $5,074 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2016.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA NA	CAD	3,854	2,873	3/17	$8	$-	$8
Buy	HSBC Bank USA NA	EUR	130	137	3/17	-	- (m)	- (m)
Sell	HSBC Bank USA NA	EUR	4,576	4,840	3/17	-	(61)	(61)
Sell	HSBC Bank USA NA	GBP	1,028	1,269	3/17	9	-	9

						$17	$(61)	$(44)

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

(m)	Amount is less than one thousand.

(r)	Rates are discount rates at the time of purchase.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	25

Large Company Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$188,576	$-	$-
Foreign Common Stocks	3,288	-	-
Investment Companies	1,175	-	-
Short-Term Investments	-	2,510	-
Other Financial Instruments^
Forward Currency Contracts	-	17	-
Total Assets:	$193,039	$2,527	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(61)	-
Total Liabilities:	$-	$(61)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Large Company Value Portfolio

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$721 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large-capitalization companies that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio invests in a core group of 30-40 securities.

Market Overview

The year brought a number of reversals and surprises. The market pendulum swung from growth to value and from defensives to cyclicals. It even swung from fear to greed as stocks generally posted strong gains for the year following a very weak start. The U.K. vote to leave the European Union surprised the markets, as did Donald Trump’s victory in the U.S. presidential election. The election results, which put the executive branch and both houses of Congress under Republican leadership, boosted expectations for economic growth given the new administration’s pledges to lower taxes, increase government spending and reduce regulation. In December, the Federal Open Market Committee (FOMC) followed through on its well-telegraphed plan to raise short-term interest rates by 0.25%. Citing “…realized and expected labor-market conditions and inflation,” for the move, the FOMC also indicated that the pace of increases could quicken in 2017.

Portfolio Results

The Portfolio returned 14.98% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 17.34%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2016 for the Portfolio’s peer group, Large-Cap Value Funds, was 15.59%.

Investments in the Information Technology and Health Care sectors detracted most from relative returns. The Portfolio’s four Information Technology stocks rose 7.4% compared to 18.5% for the sector in the Index. Xerox Corp., a provider of document technology and business processing outsourcing services, was the laggard in the group. Its shares fell (15.2%). Although the sale of the position began late in the period, it was still the largest detractor in the sector. The company was preparing to split into two separately traded businesses at the end of the year. Following the split, each company would have a market capitalization well below $10 billion. Given the investment team’s preference for larger companies with more trading liquidity, it voted to sell the position. In Health Care, the Portfolio’s seven stocks gained 4.8% compared to 3.3% for the sector in the Index. Negative attribution resulted from the Portfolio’s overweight allocation. Express Scripts Holding Co. was the weakest stock in the group, down (21.3%). The company is in an ongoing dispute with one of its largest clients related to their long-term contract. The stock will likely be range-bound until there is some resolution.

Investments in the Telecommunication Services and Real Estate sectors contributed most to relative returns. The Portfolio’s two Telecommunication Services stocks rose 25.3%, on average, versus 23.9% for those in the Index. AT&T, Inc. had the higher return of the two holdings, up 29.9%. Several developments appeared to boost the shares including investor expectations for lower corporate taxes, a more-friendly regulatory environment, and the potential for more deal activity in the sector. A position in the new Real Estate sector was added to the Portfolio beginning in December. Real Estate became the eleventh sector in the Index at the end of August. The sector underperformed the Index owing to rising interest rates. The Portfolio’s underweight allocation to Real Estate was the main source of positive attribution in that sector.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Looking ahead, stronger economic growth seems plausible if tax cuts and regulatory reforms are enacted. We have questions about the timing and implementation of these changes, as it may be a while before their effects are realized. We remain focused on valuation and fundamentals. It’s still difficult to find compelling investments that meet our criteria for attractive valuation and sound quality. We’re staying open to opportunities in more-cyclical segments of the market. As always, it’s about what’s priced in. The recent surge in cyclical shares makes us less inclined to take action now. We’re watching policy developments in Washington, D.C., assessing their potential impact on the Portfolio’s holdings as well as the opportunities that could be created by them. As long-term investors, we are optimistic for the future. However, in an environment of high valuations and ongoing government policy uncertainty, we believe it’s best to maintain a defensive tilt in the Portfolio.

Domestic Equity Portfolio	27

Domestic Equity Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	14.98%	14.92%	5.64%
Russell 1000® Value Index	17.34%	14.80%	5.72%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	15.59%	13.80%	5.54%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

  Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
BB&T Corp.	3.9%
Halliburton Co.	3.7%
ConocoPhillips	3.6%
E.I. du Pont de Nemours & Co.	3.4%
Waste Management, Inc.	3.4%
Northrop Grumman Corp.	3.3%
Quest Diagnostics, Inc.	3.3%
The Bank of New York Mellon Corp.	3.3%
Chevron Corp.	3.3%
Archer-Daniels-Midland Co.	3.2%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

28	Domestic Equity Portfolio

Domestic Equity Portfolio

Schedule of Investments

December 31, 2016

Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (2.7%)
Lowe’s Cos., Inc.	273,300	19,437

Total		19,437

Consumer Staples (12.2%)
Archer-Daniels-Midland Co.	501,500	22,894
CVS Health Corp.	284,000	22,410
The Kraft Heinz Co.	248,866	21,731
Mondelez International, Inc.	465,900	20,653

Total		87,688

Energy (14.5%)
Chevron Corp.	202,146	23,793
ConocoPhillips	509,700	25,556
Halliburton Co.	499,300	27,007
Marathon Oil Corp.	558,100	9,661
Occidental Petroleum Corp.	263,500	18,769

Total		104,786

Financials (13.3%)
The Allstate Corp.	296,500	21,977
The Bank of New York Mellon Corp.	504,400	23,899

	Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	BB&T Corp.	599,200	28,174
	Marsh & McLennan Cos., Inc.	319,900	21,622

	Total		95,672

	Health Care (19.7%)
	Abbott Laboratories	483,900	18,587
	Cardinal Health, Inc.	257,900	18,561
*	Express Scripts Holding Co.	287,784	19,797
	Johnson & Johnson	180,300	20,772
	Merck & Co., Inc.	361,500	21,281
	Pfizer, Inc.	581,300	18,881
	Quest Diagnostics, Inc.	261,100	23,995

	Total		141,874

	Industrials (9.8%)
	Northrop Grumman Corp.	103,600	24,095
	Raytheon Co.	158,000	22,436
	Waste Management, Inc.	343,600	24,365

	Total		70,896

	Information Technology (8.9%)
	CA, Inc.	654,287	20,787
	Cisco Systems, Inc.	689,200	20,827
	Intel Corp.	613,400	22,248

	Total		63,862

Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

Materials (3.4%)
E.I. du Pont de Nemours & Co.	333,900	24,508

Total		24,508

Real Estate (3.0%)
Equity Residential	330,532	21,273

Total		21,273

Telecommunication Services (5.9%)
AT&T, Inc.	516,900	21,984
Verizon Communications, Inc.	391,500	20,898

Total		42,882

Utilities (2.9%)
Edison International	294,600	21,208

Total		21,208

Total Common Stocks		694,086

(Cost: $516,319)

Total Investments (96.3%)
(Cost: $516,319)(a)		694,086

Other Assets, Less
Liabilities (3.7%)		26,854

Net Assets (100.0%)		720,940

*	Non-Income Producing

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $517,536 and the net unrealized appreciation of investments based on that cost was $176,550 which is comprised of $194,905 aggregate gross unrealized appreciation and $18,355 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$694,086	$-	$-
Total Assets:	$694,086	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	29

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$798 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Stock Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued, as measured by price to earnings ratio, dividend yield and enterprise value to sales, among other metrics, or which may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

Market Overview

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major Indices reaching record highs near year-end. The Russell 1000® Value Index posted a double-digit positive return during the period. As measured by the various Russell indices, large-cap shares underperformed their small-cap and mid-cap counterparts, while value stocks outperformed growth stocks across the capitalization spectrum. Within the Russell 1000® Value Index, the Materials sector led performance, followed by Energy and Financials. Real Estate and Health Care were the weakest performers.

Portfolio Results

The Portfolio returned 19.17% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 17.34%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Equity Income Funds peer group was 14.21% for 2016.

Sector weightings contributed to relative performance, as did stock selection. Leading contributors to relative results were the Information Technology and Consumer Staples sectors. The Information Technology sector largely contributed to relative performance due to stock selection. For example, Applied Materials, Inc. benefited from a surge in spending on the latest memory chip technology for mobile devices and displays, as well as from stronger demand in China. The portfolio manager trimmed the position on strength but expected to see continued value in the company.

An underweight allocation and stock selection in the Consumer Staples sector boosted relative results. For example, agricultural processor Archer-Daniels-Midland Co. performed well, driven by a robust U.S. harvest, higher U.S. exports and higher ethanol margins. The portfolio manager remained positive on the company given its best-in-class management team and leading position in an industry that is expected to benefit from a positive fundamental grain backdrop.

Conversely, the Telecommunication Services, Financials and Consumer Discretionary sectors detracted from performance, mostly due to stock selection. In the Telecommunication Services sector, Vodafone Group declined, driven by concern that the vote in the United Kingdom to leave the European Union, or “Brexit,” could lead to higher regulatory hurdles for a potentially synergistic deal with Liberty Global PLC, as well as from negative currency effects. The portfolio manager continued to see value in Vodafone Group, given its solid fundamental outlook, which was driven by the improvement in European mobile service revenue and acceleration in high-speed broadband.

In the Financials sector, Royal Bank of Scotland suffered from additional provisions for litigation claims, persistently low U.K. interest rates and higher macroeconomic uncertainty following the “Brexit” vote. The portfolio manager remained positive on the bank as he expected management’s plan, focused on cutting expenses while reducing non-core assets and expanding its U.K. retail and commercial bank businesses, will benefit shareholders over the longer term.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Despite facing many geopolitical events during the year, the market performed surprisingly well. Issues such as Russia’s activity in Syria, tensions in the Middle East and provocative actions from North Korea have introduced uncertainties that have the potential to escalate into a crisis. Additionally, electorates in many countries have exhibited levels of responsiveness to

30	Equity Income Portfolio

Equity Income Portfolio (unaudited)

populist messages not seen in decades. In the U.S., the market repositioned itself for expected policy initiatives of the incoming Trump presidential administration, but significant uncertainty remains as to whether actual policy will match expectations. The U.S. dollar has remained strong, and the U.S. Federal Reserve Bank, in addition to a December rate hike, communicated expectations for additional rate increases, as increasing wage pressure and fiscal stimulus could result in higher inflation.

We therefore expect increased volatility and modest equity returns in the coming months as future U.S. policy is finalized, allowing market participants to assess the longer-term impact to the global economy. Following recent strength, valuations appear more stretched to us, although they have fallen in traditionally defensive sectors in anticipation of rising U.S. interest rates. Given the environment, we are finding more opportunities to sell than buy. However, the cross-currents in the market continue to provide us with select opportunities to purchase quality companies trading at relatively attractive valuations.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Equity Income Portfolio	19.17%	12.71%	5.55%
Russell 1000® Value Index	17.34%	14.80%	5.72%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	14.21%	12.55%	5.72%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks.

Currently, interest rates are near unprecedented historically low levels, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
JPMorgan Chase & Co.	3.5%
Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.1%
Morgan Stanley	2.0%
Pfizer, Inc.	2.0%
The Boeing Co.	2.0%
General Electric Co.	1.9%
Total SA, ADR	1.8%
Wells Fargo & Co.	1.8%
Johnson & Johnson	1.7%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio	31

Equity Income Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (94.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.2%)
*	Adient PLC	81,145	4,755
	Carnival Corp.	105,400	5,487
	Comcast Corp. - Class A	137,200	9,474
	Ford Motor Co.	170,600	2,069
	General Motors Co.	35,933	1,252
	Johnson Controls International PLC	310,859	12,804
	Kohl’s Corp.	121,800	6,015
	Las Vegas Sands Corp.	141,400	7,552
	Macy’s, Inc.	114,700	4,107
	Mattel, Inc.	242,000	6,667
	News Corp. - Class A	464,700	5,325
	Staples, Inc.	43,800	396
	Time Warner, Inc.	10,500	1,014
	Twenty-First Century Fox, Inc. - Class B	368,900	10,053
	The Walt Disney Co.	43,300	4,513

	Total		81,483

	Consumer Staples (4.8%)
	Archer-Daniels-Midland Co.	207,500	9,472
*	Avon Products, Inc.	274,500	1,383
	Coty, Inc. - Class A	196,097	3,591
	The Hershey Co.	10,100	1,045
	Kellogg Co.	53,400	3,936
	PepsiCo, Inc.	84,500	8,841
	Philip Morris International, Inc.	34,800	3,184
	Wal-Mart Stores, Inc.	96,800	6,691

	Total		38,143

	Energy (11.1%)
	Apache Corp.	124,056	7,874
	Canadian Natural Resources, Ltd.	113,300	3,612
	Chevron Corp.	77,300	9,098
	EQT Corp.	34,990	2,288
	Exxon Mobil Corp.	238,300	21,509
	Hess Corp.	155,100	9,661
	Occidental Petroleum Corp.	105,100	7,486
	Royal Dutch Shell PLC - Class A, ADR	213,900	11,632
	Targa Resources Corp.	12,200	684
	Total SA, ADR	283,100	14,430

	Total		88,274

	Financials (26.3%)
	American Express Co.	132,900	9,845
	Ameriprise Financial, Inc.	92,200	10,229
	Bank of America Corp.	344,723	7,618
	The Bank of New York Mellon Corp.	147,100	6,970
	Chubb, Ltd.	11,075	1,463
	Citigroup, Inc.	195,200	11,601
	Equity Residential	73,600	4,737
	Fifth Third Bancorp	263,900	7,117
	JPMorgan Chase & Co.	322,388	27,819
	KeyCorp	333,700	6,097
	Loews Corp.	278,500	13,042

	Common Stocks (94.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued	137,800	9,314
	MetLife, Inc.	249,300	13,435
	Morgan Stanley	386,900	16,347
	Northern Trust Corp.	111,500	9,929
*	Och-Ziff Capital Management Group - Class A	220,400	729
	PNC Financial Services Group, Inc.	61,000	7,135
	Rayonier, Inc.	177,900	4,732
	State Street Corp.	147,500	11,464
	U.S. Bancorp	77,400	3,976
	Wells Fargo & Co.	257,800	14,207
	Weyerhaeuser Co.	200,535	6,034
	Willis Towers Watson PLC	30,616	3,744
	XL Group, Ltd.	61,600	2,295

	Total		209,879

	Health Care (8.4%)
	Anthem, Inc.	74,449	10,704
	Becton, Dickinson and Co.	34,600	5,728
	Bristol-Myers Squibb Co.	108,300	6,329
	Gilead Sciences, Inc.	51,500	3,688
	Johnson & Johnson	118,800	13,687
	Medtronic PLC	63,700	4,537
	Merck & Co., Inc.	117,300	6,905
	Pfizer, Inc.	488,326	15,861

	Total		67,439

	Industrials (9.7%)
	The Boeing Co.	101,000	15,724
	Cummins, Inc.	34,300	4,688
	Emerson Electric Co.	139,900	7,799
	Flowserve Corp.	84,521	4,061
	General Electric Co.	488,600	15,440
	Illinois Tool Works, Inc.	67,400	8,254
	Pentair PLC	80,700	4,525
	Southwest Airlines Co.	59,200	2,950
	Union Pacific Corp.	50,200	5,205
	United Parcel Service, Inc. - Class B	63,000	7,222
	United Technologies Corp.	16,900	1,853

	Total		77,721

	Information Technology (10.4%)
	Analog Devices, Inc.	98,900	7,182
	Apple, Inc.	24,800	2,872
	Applied Materials, Inc.	253,500	8,180
	CA, Inc.	42,800	1,360
	Cisco Systems, Inc.	322,300	9,740
	Harris Corp.	109,973	11,269
	Microsoft Corp.	273,600	17,002
	QUALCOMM, Inc.	155,600	10,145
	TE Connectivity, Ltd.	37,800	2,619
	Texas Instruments, Inc.	102,400	7,472
	Western Digital Corp.	72,700	4,940

Total			82,781

The Accompanying Notes are an Integral Part of the Financial Statements.

32	Equity Income Portfolio

Equity Income Portfolio

	Common Stocks (94.6%)		Shares/ $ Par	Value $ (000’s)

	Materials (4.9%)
	CF Industries Holdings, Inc.		191,100	6,016
	E.I. du Pont de Nemours and Co.		162,900	11,957
	International Paper Co.		170,500	9,047
	Nucor Corp.		89,300	5,315
	Vulcan Materials Co.		51,700	6,470

	Total			38,805

	Telecommunication Services (2.1%)
	CenturyLink, Inc.		133,590	3,177
	Verizon Communications, Inc.		253,908	13,553

	Total			16,730

	Utilities (6.7%)
	The AES Corp.		612,300	7,115
	Edison International		98,900	7,120
	Eversource Energy		6,903	381
	Exelon Corp.		206,900	7,343
	FirstEnergy Corp.		153,354	4,749
	Great Plains Energy, Inc.		15,620	427
	NiSource, Inc.		381,000	8,435
	PG&E Corp.		164,300	9,985
	The Southern Co.		43,000	2,115
	Xcel Energy, Inc.		147,700	6,012

	Total			53,682

	Total Common Stocks
	(Cost: $628,789)			754,937

	Foreign Common Stocks (2.0%)	Country

	Consumer Staples (0.5%)
	Diageo PLC	United Kingdom	168,023	4,369

	Total			4,369

	Financials (0.4%)
*	Royal Bank of Scotland Group PLC	United Kingdom	1,189,951	3,294

	Total			3,294

Foreign Common Stocks (2.0%)	Country	Shares/ $ Par	Value $(000’s)

Health Care (0.5%)
GlaxoSmithKline PLC	United Kingdom	215,737	4,153

Total			4,153

Telecommunication Services (0.6%)
Telefonica SA	Spain	267,609	2,485
Vodafone Group PLC	United Kingdom	875,815	2,157

Total			4,642

Total Foreign Common Stocks
(Cost: $22,712)			16,458

Convertible Preferred Stocks (1.1%)

Energy (1.1%)
DTE Energy Co., 6.500%, 10/1/19		25,217	1,337
Great Plains Energy, 7.000%, 9/15/19		41,247	2,087
NextEra Energy, Inc., 6.123%, 9/1/19		105,113	5,148

Total Convertible Preferred Stocks
(Cost: $8,463)			8,572

Corporate Bonds (0.2%)

Pharmaceuticals (0.0%)
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20 144A		87,000	74

Total			74

Technology (0.2%)
Western Digital Corp., 10.500%, 4/1/24 144A		1,150,000	1,360

Total			1,360

Total Corporate Bonds
(Cost: $1,207)			1,434

Total Investments (97.9%)
(Cost: $661,171)(a)			781,401

Other Assets, Less
Liabilities (2.1%)			16,766

Net Assets (100.0%)			798,167

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $1,434 representing 0.2% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $663,227 and the net unrealized appreciation of investments based on that cost was $118,174 which is comprised of $140,060 aggregate gross unrealized appreciation and $21,886 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	33

Equity Income Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$754,937	$-	$-
Foreign Common Stocks	16,458	-	-
Convertible Preferred Stocks	8,572	-	-
Corporate Bonds	-	1,434	-
Total Assets:	$779,967	$1,434	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Equity Income Portfolio

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies that are expected to experience solid growth in earnings.	$983 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged William Blair Investment Management, LLC (“William Blair”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid-cap domestic growth companies that are expected to experience solid growth in earnings. In choosing investments, the Portfolio evaluates the extent to which a company meets one or more of the following criteria, relative to the valuation of the security: (a) the company should have or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors, (c) the prices of the company’s products or services should be based to some degree upon their value to the customer, rather than their production cost, (d) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or grow through market share gains in its industry and (e) the company should have a strong management team.

Market Overview

The strength of U.S. equity market returns in 2016 masks some sharp but short-lived downdrafts. In the first six weeks of 2016, the market declined precipitously, driven by concern that the U.S. could be headed into a recession. Equity investors gravitated toward the perceived safety of high dividend yielding stocks in this environment until the mid-February market reversal, when leadership shifted to more cyclical companies. The market was generally flat following a post-“Brexit” rally in July until the surprise election of Donald Trump to the U.S. presidency late in the year. The election of Trump – whose proposed policies are generally perceived as reflationary and pro-U.S. growth – along with positively trending macroeconomic data points, provided a tailwind for more economically sensitive areas of the market.

Portfolio Results

The Portfolio returned 0.83% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned 7.33%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services Inc., an independent mutual fund ranking agency, the average return in 2016 of the Mid Cap Growth Funds peer group was 6.61%.

Underperformance for the year was due to a combination of style and stock-specific factors. From a style perspective, there were headwinds early in the year when investor preference for high dividend-yielding stocks dominated the market. While the preference for dividend yield was most pronounced at the beginning of the year, relative performance of high dividend-yielding stocks did not revert for the remainder of 2016 and high dividend-yielding stocks materially outperformed low dividend-yielding stocks. Cyclical and more economically sensitive areas of the market also outperformed for the year, particularly in the third quarter and following the U.S. presidential election. The Portfolio tends to be significantly underweight high dividend yielders and more economically sensitive companies, as the portfolio managers prefer sustainable growth companies with substantial reinvestment opportunities that enable superior, durable long-term growth.

From a stock-specific perspective, the largest detractor was apparel company Hanesbrands, Inc. The stock underperformed for the year as issues related to inventory restocking and soft organic growth were exacerbated by concerns late in the year regarding risks related to international manufacturing. Drug maker Perrigo Co. PLC was also a top detractor for the year. Turnover at its CEO position and weakness in its European consumer healthcare business were the primary causes for the stock lagging in 2016. Other top detractors were Cerner Corp. (Health Care), Mead Johnson Nutrition Co. (Consumer Staples) and Red Hat, Inc. (Information Technology).

Top contributors for the year were trucking company Old Dominion Freight Line, Inc. and aggregates producer Vulcan Materials Co. Old Dominion Freight Line, Inc. outperformed after better-than-expected earnings in the latter half of the year and as investors gravitated towards more economically sensitive stocks following the U.S presidential election. Vulcan Materials Co. outperformed after reporting strong volumes and pricing mid-year and amid investor optimism late in 2016 that infrastructure spending in the U.S will likely rise in the short to intermediate term. Other top contributors were Akamai Technologies, Inc. (Information Technology), Vantiv, Inc. (Information Technology) and Align Technology, Inc. (Health Care).

Mid Cap Growth Stock Portfolio	35

Mid Cap Growth Stock Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of William Blair, the Portfolio’s sub-adviser.

The new administration will take office with the U.S. economy moving into the latter half of its eighth year of expansion, and the U.S. Federal Reserve Bank is poised to enact further interest rate increases. In terms of Republican initiatives, lower regulatory burden, higher fiscal spending and lower taxes are generally considered to be favorable for economic growth. While expectations for growth have risen, it remains to be seen whether the new administration’s proposed policies can be implemented quickly enough to further extend the cycle. As always, we believe broad investor focus on near-term events creates opportunities for investors such as ourselves who analyze companies over a long-term time horizon to achieve excess returns. We remain focused on identifying companies with durable growth drivers, independent of policy outcomes, whose stocks present compelling risk/reward opportunities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	0.83%	9.14%	5.57%
Russell MidCap® Growth Index	7.33%	13.51%	7.83%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	6.61%	12.52%	7.02%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Red Hat, Inc.	3.3%
Vantiv, Inc. - Class A	3.1%
Signature Bank / New York NY	3.0%
CoStar Group, Inc.	2.9%
Ross Stores, Inc.	2.9%
Verisk Analytics, Inc.	2.8%
Newell Brands, Inc.	2.8%
Tractor Supply Co.	2.7%
Akamai Technologies, Inc.	2.7%
Ball Corp.	2.6%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

36	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (99.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (20.2%)
	BorgWarner, Inc.	316,756	12,493
	Dollar General Corp.	217,925	16,142
	Hanesbrands, Inc.	1,004,439	21,666
	Newell Brands, Inc.	607,492	27,124
*	O’Reilly Automotive, Inc.	91,431	25,455
*	Panera Bread Co. - Class A	46,256	9,487
	Ross Stores, Inc.	434,613	28,511
	Six Flags Entertainment Corp.	403,633	24,202
	Tractor Supply Co.	354,075	26,842
	Vail Resorts, Inc.	39,037	6,297

	Total		198,219

	Consumer Staples (4.9%)
*	Herbalife, Ltd.	129,418	6,230
	Mead Johnson Nutrition Co.	279,118	19,751
	Tyson Foods, Inc. - Class A	364,109	22,458

	Total		48,439

	Energy (0.9%)
*	Concho Resources, Inc.	69,538	9,221

	Total		9,221

	Financials (8.6%)
*	Affiliated Managers Group, Inc.	65,166	9,468
	East West Bancorp, Inc.	194,466	9,885
	Intercontinental Exchange, Inc.	195,810	11,047
	Nasdaq, Inc.	186,273	12,503
*	Signature Bank / New York NY	193,528	29,068
	Willis Towers Watson PLC	102,143	12,490

	Total		84,461

	Common Stocks (99.2%)	Shares/ $ Par	Value $ (000’s)

	Health Care (16.2%)
*	ABIOMED, Inc.	70,544	7,949
*	Align Technology, Inc.	107,205	10,306
*	BioMarin Pharmaceutical, Inc.	186,671	15,464
*	Centene Corp.	369,904	20,903
*	Cerner Corp.	256,550	12,153
	DENTSPLY SIRONA, Inc.	186,632	10,774
	HealthSouth Corp.	248,212	10,236
*	MEDNAX, Inc.	375,348	25,021
*	Mettler-Toledo International, Inc.	34,923	14,617
	Perrigo Co. PLC	106,239	8,842
	Zoetis, Inc.	425,921	22,800

	Total		159,065

	Industrials (14.7%)
*	Copart, Inc.	454,273	25,171
	The Dun & Bradstreet Corp.	100,213	12,158
	Equifax, Inc.	75,796	8,961
*	The Middleby Corp.	127,486	16,422
*	Old Dominion Freight Line, Inc.	250,582	21,497
	TransDigm Group, Inc.	67,317	16,759
*	Verisk Analytics, Inc.	338,032	27,438
	Wabtec Corp.	199,091	16,529

	Total		144,935

	Information Technology (26.1%)
*	Akamai Technologies, Inc.	394,526	26,307
*	Arista Networks, Inc.	77,211	7,472
	Booz Allen Hamilton Holding Corp.	501,898	18,103

	Common Stocks (99.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Check Point Software Technologies, Ltd.	218,669	18,469
*	CoStar Group, Inc.	153,769	28,984
	CSRA, Inc.	792,342	25,228
*	Genpact, Ltd.	729,841	17,764
*	Guidewire Software, Inc.	313,887	15,484
*	IPG Photonics Corp.	88,854	8,771
	MAXIMUS, Inc.	308,556	17,214
*	Red Hat, Inc.	465,803	32,467
*	Vantiv, Inc. - Class A	517,363	30,845
*	Veeva Systems, Inc. - Class A	236,001	9,605

	Total		256,713

	Materials (5.8%)
*	Axalta Coating Systems, Ltd.	434,613	11,821
	Ball Corp.	344,793	25,884
	Vulcan Materials Co.	151,253	18,929

	Total		56,634

	Telecommunication Services (1.8%)
*	SBA Communications Corp. - Class A	173,299	17,895

	Total		17,895

	Total Common Stocks
	(Cost: $917,498)		975,582

	Total Investments (99.2%)
	(Cost: $917,498)(a)		975,582

	Other Assets, Less
	Liabilities (0.8%)		7,813

	Net Assets (100.0%)		983,395

*	Non-Income Producing

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $918,716 and the net unrealized appreciation of investments based on that cost was $56,866 which is comprised of $96,584 aggregate gross unrealized appreciation and $39,718 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	37

Mid Cap Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$975,582	$-	$-
Total Assets:	$975,582	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$773 Million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Market Overview

U.S. equities posted strong performance during the year. Investors generally embraced higher-risk equities with greater exposure to the economic cycle, particularly after the U.S. election. Earnings growth remained subdued until the second half of the year, reflecting the drag from the Energy sector. Meanwhile, corporations continued buying back their stocks and acquiring other companies at a relatively robust pace. Consumer spending remained relatively steady, as job growth and rising stock prices helped improve consumer sentiment. Business spending remained muted, as many companies preferred to strengthen their balance sheets or buy back stock in lieu of large-scale investment in physical assets. The broader fixed income market posted a modest positive return, while higher-yielding corporate bonds logged large gains.

Altogether, the U.S. economy grew at a relatively slow pace of approximately 2.0% during the year, but growth was relatively stable, extending the U.S. economy’s streak to ten consecutive quarters of positive economic growth. The Fed was expected to raise interest rates for most of the year, but inflation well below the Fed’s 2.0% target and global uncertainty meant the Fed waited until December of 2016 to raise rates by a quarter of a point, marking only the second time the Fed has raised interest rates in the last eight years.

In that environment, small- and medium-sized stocks, as represented by the S&P SmallCap 600® and S&P MidCap 400® Indices, returned 26.56% and 20.74%, respectively, while the large-capitalization S&P 500® Index lagged despite its 11.96% return in 2016. Meanwhile, the Bloomberg Barclays U.S. Corporate High Yield Index posted a return of 17.13%, substantially outperforming the 2.65% return of the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index.

Portfolio Results

The Index 400 Stock Portfolio delivered a total return of 20.38% for the twelve months ended December 31, 2016, trailing the S&P MidCap 400® Index (the “Index”), which returned 20.74%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio significantly outperformed the 16.86% average return for its peer group, Mid Cap Core Funds, according to Lipper® Analytical Services, Inc. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

All eleven of the Index’s sectors delivered positive returns for the year. The Industrials and Financials sectors were the top contributors to the Index’s total return for the year. The Industrials sector performed well, led by mid-cap machinery stocks, as industrial production improved with economic growth during the second half of the year. The Financials sector was led by the banking industry, as financial stocks performed in line with the broader stock market for most of the year, then rose sharply following the unexpected Trump win in the U.S. presidential election. Many market observers were expecting deregulation and other finance-friendly policy shifts from the incoming Trump administration. The Information Technology sector’s solid results were attributable to the IT services, electronic equipment and semiconductor industries, which benefited from several fundamental themes, including growth in cloud computing, demand for servers and data centers and innovation in smart technology. The Materials sector benefited from the rebound in commodities prices, which drove abnormally strong returns in the metals and mining industry. The Consumer Discretionary sector also posted solid results, as steady job growth and rising confidence led to relatively strong consumer spending.

At the other end of the spectrum, the Healthcare sector posted a positive return, but lagged other sectors in the Index, as biotechnology and pharmaceutical stocks fell after posting strong performance for several years. Drug pricing came under

Index 400 Stock Portfolio	39

Index 400 Stock Portfolio (unaudited)

political scrutiny throughout the year, and uncertainty about the Healthcare sector’s competitive landscape grew following Donald Trump’s win, as the President elect and the Republican-controlled Congress voiced opposition to key components of the Affordable Care Act.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	20.38%	15.03%	8.92%
S&P MidCap 400® Index	20.74%	15.33%	9.16%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	16.86%	13.97%	7.43%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
IDEXX Laboratories, Inc.	0.6%
The WhiteWave Foods Co.	0.6%
Duke Realty Corp.	0.6%
Alleghany Corp.	0.6%
Ingredion, Inc.	0.5%
SVB Financial Group	0.5%
CDK Global, Inc.	0.5%
Synopsys, Inc.	0.5%
Everest Re Group, Ltd.	0.5%
Alexandria Real Estate Equities, Inc.	0.5%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

40	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.0%)
	Aaron’s, Inc.	29,666	949
*	AMC Networks, Inc. - Class A	27,509	1,440
	American Eagle Outfitters, Inc.	79,793	1,210
	Big Lots, Inc.	20,777	1,043
	Brinker International, Inc.	23,175	1,148
	Brunswick Corp.	41,860	2,283
*	Buffalo Wild Wings, Inc.	8,495	1,312
*	Cabela’s, Inc.	23,971	1,404
	Cable One, Inc.	2,186	1,359
	CalAtlantic Group, Inc.	34,119	1,160
	Carter’s, Inc.	23,042	1,991
	The Cheesecake Factory, Inc.	20,587	1,233
	Chico’s FAS, Inc.	60,303	868
	Churchill Downs, Inc.	5,813	875
	Cinemark Holdings, Inc.	49,352	1,893
	Cracker Barrel Old Country Store, Inc.	11,219	1,873
	CST Brands, Inc.	35,327	1,701
	Dana, Inc.	67,125	1,274
*	Deckers Outdoor Corp.	14,975	829
	DeVry Education Group, Inc.	26,597	830
	Dick’s Sporting Goods, Inc.	41,043	2,179
	Domino’s Pizza, Inc.	22,440	3,573
	Dunkin’ Brands Group, Inc.	42,812	2,245
*	Fossil Group, Inc.	19,544	505
	GameStop Corp. - Class A	47,547	1,201
	Gentex Corp.	133,720	2,633
	Graham Holdings Co.	2,170	1,111
*	Helen of Troy, Ltd.	13,010	1,099
	HSN, Inc.	14,858	510
	International Speedway Corp. - Class A	12,073	444
*	J.C. Penney Co., Inc.	143,890	1,196
	Jack in the Box, Inc.	15,091	1,685
	John Wiley & Sons, Inc. - Class A	20,972	1,143
*	Kate Spade & Co.	59,801	1,116
	KB Home	38,826	614
*	Live Nation Entertainment, Inc.	61,717	1,642
	Meredith Corp.	17,048	1,008
*	Murphy USA, Inc.	16,934	1,041
	The New York Times Co. - Class A	56,853	756
*	NVR, Inc.	1,645	2,746

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Office Depot, Inc.	246,607	1,115
*	Panera Bread Co. - Class A	10,190	2,090
	Papa John’s International, Inc.	12,396	1,061
	Polaris Industries, Inc.	27,808	2,291
	Pool Corp.	19,294	2,013
*	Restoration Hardware Holdings, Inc.	17,861	548
*	Sally Beauty Co., Inc.	67,258	1,777
	Service Corp. International	88,905	2,525
*	Skechers U.S.A., Inc. - Class A	62,228	1,530
*	Sotheby’s	21,507	857
*	Tempur Sealy International, Inc.	23,510	1,605
	Texas Roadhouse, Inc.	29,951	1,445
	Thor Industries, Inc.	22,334	2,235
	Time, Inc.	46,234	825
*	Toll Brothers, Inc.	69,651	2,159
*	TRI Pointe Group, Inc.	67,982	780
	Tupperware Brands Corp.	23,598	1,242
*	Vista Outdoor, Inc.	27,447	1,013
	The Wendy’s Co.	93,569	1,265
	Williams-Sonoma, Inc.	38,012	1,839

	Total		85,337

	Consumer Staples (4.2%)
*	Avon Products, Inc.	204,198	1,029
*	The Boston Beer Co., Inc. - Class A	4,218	717
	Casey’s General Stores, Inc.	18,286	2,174
	Dean Foods Co.	42,236	920
*	Edgewell Personal Care Co.	27,029	1,973
	Energizer Holdings, Inc.	28,814	1,285
	Flowers Foods, Inc.	85,278	1,703
*	The Hain Celestial Group, Inc.	48,281	1,884
	Ingredion, Inc.	33,791	4,223
*	Lamb Weston Holdings, Inc.	64,734	2,450
	Lancaster Colony Corp.	9,088	1,285
*	Post Holdings, Inc.	30,280	2,434
	Snyder’s-Lance, Inc.	39,943	1,532
*	Sprouts Farmers Market, Inc.	62,442	1,181
	Tootsie Roll Industries, Inc.	8,110	322
*	TreeHouse Foods, Inc.	26,477	1,911

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
*	United Natural Foods, Inc.	23,571	1,125
*	The WhiteWave Foods Co.	82,716	4,599

	Total		32,747

	Energy (3.9%)
	CONSOL Energy, Inc.	82,455	1,503
*	Denbury Resources, Inc.	185,944	684
*	Diamond Offshore Drilling, Inc.	30,089	533
*	Dril-Quip, Inc.	17,540	1,053
*	Energen Corp.	45,306	2,613
*	Ensco PLC	2,019	20
	Ensco PLC - Class A	139,454	1,356
*	Gulfport Energy Corp.	72,079	1,560
	HollyFrontier Corp.	82,052	2,688
	Nabors Industries, Ltd.	132,281	2,169
	Noble Corp. PLC	113,522	672
	Oceaneering International, Inc.	45,769	1,291
*	Oil States International, Inc.	23,978	935
	Patterson-UTI Energy, Inc.	69,126	1,861
*	QEP Resources, Inc.	111,807	2,058
*	Rowan Cos., PLC - Class A	58,545	1,106
	SM Energy Co.	44,977	1,551
	Superior Energy Services, Inc.	70,820	1,196
	Western Refining, Inc.	36,943	1,398
	World Fuel Services Corp.	32,886	1,510
*	WPX Energy, Inc.	160,767	2,342

	Total		30,099

	Financials (16.8%)
*	Alleghany Corp.	7,196	4,376
	American Financial Group, Inc.	34,048	3,000
	Aspen Insurance Holdings, Ltd.	28,104	1,546
	Associated Banc-Corp.	69,108	1,707
	BancorpSouth, Inc.	39,775	1,235
	Bank of Hawaii Corp.	19,926	1,767
	Bank of the Ozarks, Inc.	42,407	2,230
	Brown & Brown, Inc.	53,659	2,407
	Cathay General Bancorp	34,610	1,316
	CBOE Holdings, Inc.	37,937	2,803
	Chemical Financial Corp.	32,926	1,784

Index 400 Stock Portfolio	41

Index 400 Stock Portfolio

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	CNO Financial Group, Inc.	80,999	1,551
	Commerce Bancshares, Inc.	40,709	2,353
	Cullen/Frost Bankers, Inc.	26,152	2,307
	East West Bancorp, Inc.	67,282	3,420
	Eaton Vance Corp.	52,938	2,217
	Endurance Specialty Holdings, Ltd.	29,974	2,770
	Everest Re Group, Ltd.	19,077	4,128
	F.N.B. Corp.	97,395	1,561
	FactSet Research Systems, Inc.	18,638	3,046
	Federated Investors, Inc. - Class B	43,410	1,228
	First American Financial Corp.	51,256	1,878
	First Horizon National Corp.	108,855	2,178
	Fulton Financial Corp.	80,869	1,520
*	Genworth Financial, Inc. - Class A	232,599	886
	Hancock Holding Co.	38,765	1,671
	Hanover Insurance Group, Inc.	19,856	1,807
	International Bancshares Corp.	27,092	1,105
	Janus Capital Group, Inc.	66,479	882
	Kemper Corp.	22,695	1,005
	Legg Mason, Inc.	41,956	1,255
	MarketAxess Holdings, Inc.	17,539	2,577
	MB Financial, Inc.	33,156	1,566
	Mercury General Corp.	17,025	1,025
	MSCI, Inc.	43,930	3,461
	New York Community Bancorp, Inc.	227,319	3,617
	Old Republic International Corp.	113,981	2,166
	PacWest Bancorp	56,137	3,056
	Primerica, Inc.	21,376	1,478
	PrivateBancorp, Inc.	37,188	2,015
	Prosperity Bancshares, Inc.	32,430	2,328
	Raymond James Financial, Inc.	58,972	4,085
	Reinsurance Group of America, Inc.	29,968	3,771
	RenaissanceRe Holdings, Ltd.	19,208	2,617
	SEI Investments Co.	62,727	3,096
*	Signature Bank / New York NY	25,055	3,763
*	SLM Corp.	199,881	2,203

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Stifel Financial Corp.	30,922	1,545
*	SVB Financial Group	24,311	4,173
	Synovus Financial Corp.	57,079	2,345
	TCF Financial Corp.	79,809	1,564
	Trustmark Corp.	31,563	1,125
	UMB Financial Corp.	20,356	1,570
	Umpqua Holdings Corp.	102,776	1,930
	Valley National Bancorp	118,794	1,383
	Waddell & Reed Financial, Inc. - Class A	38,649	754
	Washington Federal, Inc.	41,576	1,428
	Webster Financial Corp.	42,810	2,324
	WisdomTree Investments, Inc.	53,472	596
	WR Berkley Corp.	45,317	3,014

	Total		129,514

	Health Care (7.4%)
*	ABIOMED, Inc.	18,829	2,122
*	Akorn, Inc.	40,917	893
*	Align Technology, Inc.	34,961	3,361
*	Allscripts Healthcare Solutions, Inc.	86,385	882
*	Bio-Rad Laboratories, Inc. - Class A	9,688	1,766
	Bio-Techne Corp.	17,413	1,791
*	Catalent, Inc.	58,222	1,570
*	Charles River Laboratories International, Inc.	22,089	1,683
*	Globus Medical, Inc. - Class A	33,570	833
*	Halyard Health, Inc.	21,784	806
	HealthSouth Corp.	41,910	1,728
	Hill-Rom Holdings, Inc.	27,910	1,567
(b)*	IDEXX Laboratories, Inc.	41,845	4,907
*	LifePoint Health, Inc.	18,742	1,064
*	LivaNova PLC	20,420	918
*	MEDNAX, Inc.	43,230	2,882
*	Molina Healthcare, Inc.	19,890	1,079
*	NuVasive, Inc.	23,498	1,583
	Owens & Minor, Inc.	28,707	1,013
*	PAREXEL International Corp.	24,861	1,634
*	Prestige Brands Holdings, Inc.	24,705	1,287
	ResMed, Inc.	65,792	4,082
	STERIS PLC	39,764	2,680
	Teleflex, Inc.	20,560	3,313
*	Tenet Heathcare Corp.	37,202	552
*	United Therapeutics Corp.	19,796	2,839
*	VCA, Inc.	37,869	2,600

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	WellCare Health Plans, Inc.	20,671	2,834
	West Pharmaceutical Services, Inc.	34,156	2,897

	Total		57,166

	Industrials (14.6%)
	A.O. Smith Corp.	68,935	3,264
*	AECOM	71,851	2,613
	AGCO Corp.	31,468	1,821
*	Avis Budget Group, Inc.	41,020	1,505
	B/E Aerospace, Inc.	47,420	2,854
	Carlisle Cos., Inc.	30,103	3,320
	CEB, Inc.	15,041	912
	CLARCOR, Inc.	22,690	1,871
*	Clean Harbors, Inc.	24,376	1,357
*	Copart, Inc.	47,597	2,637
	Crane Co.	23,270	1,678
	Curtiss-Wright Corp.	20,643	2,030
	Deluxe Corp.	22,681	1,624
	Donaldson Co., Inc.	61,634	2,594
*	Dycom Industries, Inc.	14,686	1,179
	EMCOR Group, Inc.	28,305	2,003
	EnerSys	20,270	1,583
*	Esterline Technologies Corp.	13,803	1,231
*	FTI Consulting, Inc.	19,778	892
	GATX Corp.	18,622	1,147
*	Genesee & Wyoming, Inc. - Class A	28,611	1,986
	Graco, Inc.	25,989	2,159
	Granite Construction, Inc.	18,484	1,017
	Herman Miller, Inc.	27,993	957
	HNI Corp.	20,786	1,162
	Hubbell, Inc.	24,028	2,804
	Huntington Ingalls Industries, Inc.	21,640	3,986
	IDEX Corp.	35,584	3,205
	ITT, Inc.	41,165	1,588
*	JetBlue Airways Corp.	151,092	3,387
	Joy Global, Inc.	45,815	1,283
	KBR, Inc.	66,586	1,111
	Kennametal, Inc.	37,307	1,166
*	Kirby Corp.	25,135	1,671
*	KLX, Inc.	24,590	1,109
	Landstar System, Inc.	19,500	1,663
	Lennox International, Inc.	18,082	2,770
	Lincoln Electric Holdings, Inc.	28,968	2,221
	ManpowerGroup, Inc.	31,298	2,781
	MSA Safety, Inc.	14,562	1,010
	MSC Industrial Direct Co., Inc. - Class A	20,839	1,925
	Nordson Corp.	24,824	2,782

The Accompanying Notes are an Integral Part of the Financial Statements.

42	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	NOW, Inc.	50,160	1,027
*	Old Dominion Freight Line, Inc.	32,320	2,773
	Orbital ATK, Inc.	27,330	2,398
	Oshkosh Corp.	34,754	2,245
	Regal Beloit Corp.	20,891	1,447
	Rollins, Inc.	44,733	1,511
*	Teledyne Technologies, Inc.	16,308	2,006
	Terex Corp.	49,426	1,558
	The Timken Co.	32,686	1,298
	The Toro Co.	51,019	2,855
	Trinity Industries, Inc.	71,061	1,973
	Triumph Group, Inc.	23,126	613
	Valmont Industries, Inc.	10,506	1,480
	Wabtec Corp.	41,572	3,451
	Watsco, Inc.	12,040	1,783
	Werner Enterprises, Inc.	20,852	562
	Woodward, Inc.	25,885	1,787

	Total		112,625

	Information Technology (17.3%)
*	3D Systems Corp.	49,819	662
*	ACI Worldwide, Inc.	54,741	994
*	Acxiom Corp.	36,156	969
*	Advanced Micro Devices, Inc.	354,722	4,023
*	ANSYS, Inc.	40,385	3,735
*	ARRIS International PLC	88,992	2,681
*	Arrow Electronics, Inc.	41,812	2,981
	Avnet, Inc.	59,568	2,836
	Belden, Inc.	19,669	1,471
	Broadridge Financial Solutions, Inc.	55,576	3,685
	Brocade Communications Systems, Inc.	187,771	2,345
*	Cadence Design Systems, Inc.	133,816	3,375
	CDK Global, Inc.	69,775	4,165
*	Ciena Corp.	65,033	1,587
*	Cirrus Logic, Inc.	29,735	1,681
	Cognex Corp.	39,982	2,544
*	CommVault Systems, Inc.	19,659	1,010
	Computer Sciences Corp.	65,721	3,905
*	comScore, Inc.	21,081	666
	Convergys Corp.	44,511	1,093
*	CoreLogic, Inc.	40,309	1,485
*	Cree, Inc.	46,534	1,228
	Cypress Semiconductor Corp.	149,902	1,715
	Diebold, Inc.	35,069	882
	DST Systems, Inc.	14,929	1,600
	Fair Isaac Corp.	14,441	1,722

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Fortinet, Inc.	68,647	2,068
*	Gartner, Inc.	38,556	3,897
*	Integrated Device Technology, Inc.	62,559	1,474
	InterDigital, Inc.	16,001	1,462
	Intersil Corp. - Class A	63,885	1,425
*	IPG Photonics Corp.	17,350	1,713
	j2 Global, Inc.	22,408	1,833
	Jabil Circuit, Inc.	86,614	2,050
	Jack Henry & Associates, Inc.	36,452	3,236
*	Keysight Technologies, Inc.	79,313	2,900
*	Knowles Corp.	41,410	692
	Leidos Holdings, Inc.	66,669	3,409
	Littelfuse, Inc.	10,516	1,596
*	Manhattan Associates, Inc.	33,225	1,762
	MAXIMUS, Inc.	30,233	1,687
	Mentor Graphics Corp.	51,116	1,886
*	Microsemi Corp.	53,509	2,888
	Monolithic Power Systems, Inc.	17,465	1,431
	National Instruments Corp.	49,339	1,521
*	NCR Corp.	57,920	2,349
*	NetScout Systems, Inc.	42,739	1,346
*	NeuStar, Inc. - Class A	25,470	851
	Plantronics, Inc.	15,537	851
*	PTC, Inc.	53,955	2,496
	Science Applications International Corp.	20,921	1,774
*	Silicon Laboratories, Inc.	19,485	1,266
*	Synaptics, Inc.	16,288	873
	SYNNEX Corp.	13,553	1,640
*	Synopsys, Inc.	70,633	4,157
*	Tech Data Corp.	16,438	1,392
	Teradyne, Inc.	93,914	2,385
*	Trimble, Inc.	116,952	3,526
*	Tyler Technologies, Inc.	15,556	2,221
*	The Ultimate Software Group, Inc.	13,535	2,468
*	VeriFone Systems, Inc.	51,792	918
*	Versum Materials, Inc.	50,721	1,424
*	ViaSat, Inc.	24,040	1,592
	Vishay Intertechnology, Inc.	62,470	1,012
*	WebMD Health Corp.	17,257	855
*	WEX, Inc.	17,951	2,003
*	Zebra Technologies Corp. - Class A	24,638	2,113

	Total		133,482

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Materials (7.2%)
	Allegheny Technologies, Inc.	50,839	810
	AptarGroup, Inc.	29,259	2,149
	Ashland Global Holdings, Inc.	29,018	3,171
	Bemis Co., Inc.	43,737	2,092
	Cabot Corp.	29,092	1,470
	Carpenter Technology Corp.	21,757	787
	Commercial Metals Co.	53,927	1,175
	Compass Minerals International, Inc.	15,769	1,235
	Domtar Corp.	29,210	1,140
	Eagle Materials, Inc.	22,505	2,217
	Grief, Inc. - Class A	12,033	617
*	Louisiana-Pacific Corp.	66,379	1,257
	Minerals Technologies, Inc.	16,305	1,260
	NewMarket Corp.	4,314	1,828
	Olin Corp.	77,136	1,975
*	Owens-Illinois, Inc.	75,701	1,318
	Packaging Corp. of America	43,585	3,697
	PolyOne Corp.	39,102	1,253
	Reliance Steel & Aluminum Co.	33,867	2,694
	Royal Gold, Inc.	30,484	1,931
	RPM International, Inc.	62,250	3,351
	The Scotts Miracle-Gro Co. - Class A	20,752	1,983
	Sensient Technologies Corp.	20,789	1,634
	Silgan Holdings, Inc.	17,465	894
	Sonoco Products Co.	46,602	2,456
	Steel Dynamics, Inc.	113,795	4,049
	United States Steel Corp.	80,490	2,657
	The Valspar Corp.	34,073	3,530
	Worthington Industries, Inc.	20,448	970

	Total		55,600

	Real Estate (10.2%)
	Alexander & Baldwin, Inc.	21,506	965
	Alexandria Real Estate Equities, Inc.	37,064	4,119
	American Campus Communities, Inc.	61,654	3,069
	Camden Property Trust	40,829	3,432
	Care Capital Properties, Inc.	39,186	980
	Communications Sales & Leasing, Inc.	65,439	1,663
	CoreCivic, Inc.	54,864	1,342

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	43

Index 400 Stock Portfolio

	Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

	Real Estate continued
	Corporate Office Properties Trust	44,227	1,381
	Cousins Properties, Inc.	159,732	1,359
	DCT Industrial Trust, Inc.	42,484	2,034
	Douglas Emmett, Inc.	67,184	2,456
	Duke Realty Corp.	165,542	4,397
	Education Realty Trust, Inc.	34,092	1,442
	EPR Properties	29,697	2,131
	Equity One, Inc.	43,353	1,330
	First Industrial Realty Trust, Inc.	54,568	1,531
	Healthcare Realty Trust, Inc.	54,083	1,640
	Highwoods Properties, Inc.	46,772	2,386
	Hospitality Properties Trust	76,668	2,433
	Jones Lang LaSalle, Inc.	21,099	2,132
	Kilroy Realty Corp.	43,036	3,151
	Lamar Advertising Co. - Class A	38,603	2,596
	LaSalle Hotel Properties	52,780	1,608
	Liberty Property Trust	68,605	2,710
	Life Storage, Inc.	21,656	1,846
	Mack-Cali Realty Corp.	41,859	1,215
	Medical Properties Trust, Inc.	149,466	1,838
	National Retail Properties, Inc.	68,666	3,035
	Omega Healthcare Investors, Inc.	91,077	2,847
	Potlatch Corp.	18,911	788
*	Quality Care Properties, Inc.	43,682	677
	Rayonier, Inc.	57,186	1,521
	Regency Centers Corp.	48,769	3,363
	Senior Housing Properties Trust	110,867	2,099
	Tanger Factory Outlet Centers, Inc.	44,837	1,604

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Taubman Centers, Inc.	28,204	2,085
Urban Edge Properties	42,828	1,178
Washington Prime Group, Inc.	86,543	901
Weingarten Realty Investors	54,989	1,968

Total		79,252

Telecommunication Services (0.2%)
Telephone and Data Systems, Inc.	43,627	1,259

Total		1,259

Utilities (5.2%)
Aqua America, Inc.	82,776	2,487
Atmos Energy Corp.	48,523	3,598
Black Hills Corp.	24,805	1,521
Great Plains Energy, Inc.	100,482	2,748
Hawaiian Electric Industries, Inc.	50,650	1,675
IDACORP, Inc.	23,524	1,895
MDU Resources Group, Inc.	91,152	2,622
National Fuel Gas Co.	39,747	2,251
New Jersey Resources Corp.	40,186	1,427
NorthWestern Corp.	22,556	1,283
OGE Energy Corp.	93,205	3,118
ONE Gas, Inc.	24,384	1,560
PNM Resources, Inc.	37,176	1,275
Southwest Gas Corp.	22,161	1,698
UGI Corp.	80,735	3,720
Vectren Corp.	38,676	2,017
Westar Energy, Inc.	66,174	3,729
WGL Holdings, Inc.	23,890	1,822

Total		40,446

Total Common Stocks
(Cost: $551,235)		757,527

	Short-Term Investments (1.4%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (1.0%)
(b,r)	Apple, Inc., 0.600%, 2/2/17144A	1,500,000	1,499
(b,r)	Microsoft Corp., 0.600%, 1/10/17144A	1,500,000	1,500
(b,r)	Pfizer, Inc., 0.680%, 2/13/17144A	1,000,000	999
(b,r)	Pfizer, Inc., 0.700%, 2/21/17144A	500,000	500
(b,r)	Roche Holdings, Inc., 0.480%, 1/31/17144A	1,500,000	1,499
(b,r)	Societe Generale, 0.940%, 2/27/17144A	1,000,000	999
(b,r)	The Walt Disney Co., 0.580%, 1/30/17144A	1,000,000	999

	Total		7,995

	US Government & Agencies (0.4%)
(b,r)	Federal Home Loan Bank, 0.440%, 2/24/17	1,200,000	1,199
(b,r)	Federal Home Loan Bank, 0.470%, 2/9/17	1,500,000	1,499

	Total		2,698

	Total Short-Term Investments
	(Cost: $10,693)		10,693

	Total Investments (99.4%)
	(Cost: $561,928)(a)		768,220

	Other Assets, Less
	Liabilities (0.6%)		4,937

	Net Assets (100.0%)		773,157

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $7,995 representing 1.0% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $562,316 and the net unrealized appreciation of investments based on that cost was $205,904 which is comprised of $236,929 aggregate gross unrealized appreciation and $31,025 aggregate gross unrealized depreciation.

44	Index 400 Stock Portfolio

Index 400 Stock Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2016, $15,234)	90	3/17	$(302)

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$757,527	$-	$-
Short-Term Investments	-	10,693	-
Total Assets:	$757,527	$10,693	$-
Liabilities:
Other Financial Instruments^
Futures	(302)	-	-
Total Liabilities:	$(302)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	45

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$518 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level believed to more accurately reflect the fair value of the company.

Market Overview

After a tumultuous first quarter of the year, U.S. stocks delivered solid returns in 2016. This was attributable to positive U.S. economic news, healthy corporate earnings performance, and a pickup in mergers and acquisitions activity. Despite this backdrop, factors such as international economic weakness, shifting commodity prices, global political concerns, particularly in the wake of the U.K. vote to leave the European Union, or “Brexit,” and uncertainty over the timing of the Fed’s next interest rate hike contributed to periods of volatility. Ultimately, however, the central bank’s more gradual-than-expected approach to monetary tightening aided market performance over the period. In the fourth quarter, the market staged a strong rally after Trump’s election raised expectations for corporate tax cuts and regulation rollbacks. The energy market also stabilized later in the year, after the OPEC nations announced plans to reduce oil production in late November. This news helped boost oil prices and energy stocks. The Fed finally raised its target rate by 25 basis points in mid-December, and policymakers hinted at additional rate hikes in 2017. As a result, the yield curve steepened in the fourth quarter, which was a boon for banks.

Portfolio Results

The Portfolio returned 23.23% for the twelve months ended December 31, 2016. By comparison, its benchmark, the Russell Midcap® Value Index (the “Index”), returned 20.00%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group for 2016 was 19.06%.

The Portfolio’s relative outperformance was driven primarily by security selection, with a smaller benefit from sector allocation decisions. Stock selection was especially positive in the Financials and Industrials sectors, while overweights in both sectors also added to relative returns.

In the Information Technology sector, Applied Materials, Inc. advanced on strong orders for its equipment used to manufacture semiconductors and was a top contributing stock for the year. In the Consumer Staples sector, Sysco Corp., a marketer and distributor of food products, rose after reporting strong earnings due to improved operations.

On a negative note, an underweight in the Materials sector detracted from relative performance, as the sector outperformed on rising commodity prices and increased expectations for infrastructure spending following the election. Stock selection in the Energy sector also hindered relative performance, due to the Portfolio’s focus on higher-quality names that underperformed lower-quality benchmark names as oil stocks rallied late in the year.

While the Portfolio’s overall holdings in the Health Care and Financials sectors aided relative returns, several individual investments in these areas were detractors. A key detractor in the Health Care sector was LifePoint Health, Inc., a hospital company with facilities in rural and non-urban communities. In the Financials sector, shares of capital markets company LPL Financial Holdings dropped in early 2016.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

As of December 31, 2016, the Portfolio’s largest overweights were in the Financials, Health Care, and Consumer Staples sectors. In the Financials sector, the Portfolio is overweight banks, which benefited in the fourth quarter from higher interest rates, a steeper yield curve, the potential for lower corporate tax rates, optimism for economic growth and better credit, and the prospect of an easing regulatory burden. The Portfolio also has select overweight positions in the capital markets industry. The

46	Mid Cap Value Portfolio

Mid Cap Value Portfolio (unaudited)

team added to its Health Care sector weighting after political rhetoric, including around the potential repeal of the Affordable Care Act, pressured health care stocks.

The Portfolio’s largest underweights were in the Real Estate, Materials, and Utilities sectors. In the Real Estate sector, the team continues to believe that REITs are generally overvalued, and maintained an underweight in the sector. In the Materials sector, the Portfolio holds a few names in the containers and packaging industry and has very limited exposure to metals and mining, since many stocks in that industry don’t meet the team’s quality criteria. In the Utilities sector, the team believes valuations are overextended after utilities previously outperformed due to heavy interest from yield-seeking investors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	23.23%	16.59%	7.45%
Russell MidCap® Value Index	20.00%	15.70%	7.59%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	19.06%	14.49%	6.39%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Northern Trust Corp.	3.1%
iShares Russell Midcap Value Index Fund	2.7%
Johnson Controls International PLC	2.7%
Zimmer Biomet Holdings, Inc.	1.8%
Imperial Oil, Ltd.	1.8%
Applied Materials, Inc.	1.6%
EQT Corp.	1.6%
Baker Hughes, Inc.	1.6%
Noble Energy, Inc.	1.5%
LifePoint Health, Inc.	1.5%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio	47

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (92.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (7.0%)
	Advance Auto Parts, Inc.	33,216	5,617
	Carnival Corp.	69,637	3,625
	CST Brands, Inc.	88,056	4,240
	Delphi Automotive PLC	77,070	5,191
	Honda Motor Co., Ltd., ADR	152,973	4,465
	Mattel, Inc.	69,276	1,909
	PulteGroup, Inc.	202,511	3,722
	Ralph Lauren Corp.	28,477	2,572
	Target Corp.	68,671	4,960

	Total		36,301

	Consumer Staples (6.6%)
	Conagra Brands, Inc.	181,660	7,185
	General Mills, Inc.	64,420	3,979
	The J.M. Smucker Co.	26,736	3,424
	Kellogg Co.	58,279	4,296
*	Lamb Weston Holdings, Inc.	49,997	1,892
	Mead Johnson Nutrition Co.	38,036	2,691
	Mondelez International, Inc.	145,456	6,448
	Sysco Corp.	79,408	4,397

	Total		34,312

	Energy (11.2%)
	Anadarko Petroleum Corp.	97,786	6,819
	Baker Hughes, Inc.	125,221	8,136
	Cimarex Energy Co.	14,791	2,010
	Devon Energy Corp.	109,506	5,001
	EQT Corp.	127,782	8,357
*	FMC Technologies, Inc.	34,572	1,228
	Frank’s International NV	182,234	2,243
	Halliburton Co.	75,595	4,089
	National Oilwell Varco, Inc.	121,651	4,555
	Noble Energy, Inc.	210,304	8,004
	Occidental Petroleum Corp.	86,437	6,157
	Spectra Energy Partners LP	27,513	1,261

	Total		57,860

	Financials (25.2%)
	Aflac, Inc.	35,271	2,455
	The Allstate Corp.	28,118	2,084
	Ameriprise Financial, Inc.	41,699	4,626
	Bank of Hawaii Corp.	41,240	3,658
	BB&T Corp.	145,885	6,860
	Brown & Brown, Inc.	99,770	4,476
	Capitol Federal Financial, Inc.	333,860	5,495
	Chubb, Ltd.	56,364	7,447
	Comerica, Inc.	60,563	4,125
	Commerce Bancshares, Inc.	99,178	5,733
	Empire State Realty Trust, Inc.	101,575	2,051
	Invesco, Ltd.	183,697	5,573
	M&T Bank Corp.	36,956	5,781
	MetLife, Inc.	71,468	3,851

	Common Stocks (92.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	MGM Growth Properties LLC - Class A	109,488	2,771
	Northern Trust Corp.	182,940	16,291
	Piedmont Office Realty Trust, Inc. - Class A	205,034	4,287
	PNC Financial Services Group, Inc.	59,200	6,924
	ProAssurance Corp.	50,879	2,859
	Reinsurance Group of America, Inc.	47,082	5,924
	State Street Corp.	54,963	4,272
	SunTrust Banks, Inc.	71,259	3,909
	T. Rowe Price Group, Inc.	49,641	3,736
	Torchmark Corp.	24,906	1,837
	UMB Financial Corp.	41,997	3,239
	Unum Group	121,083	5,319
	Westamerica Bancorporation	81,051	5,101

	Total		130,684

	Health Care (8.2%)
	Abbott Laboratories	81,606	3,134
	Baxter International, Inc.	76,904	3,410
	Cardinal Health, Inc.	52,697	3,793
*	Express Scripts Holding Co.	38,660	2,659
*	HCA Holdings, Inc.	21,222	1,571
*	LifePoint Health, Inc.	140,070	7,956
	McKesson Corp.	20,205	2,838
	Quest Diagnostics, Inc.	47,896	4,402
	STERIS PLC	51,790	3,490
	Zimmer Biomet Holdings, Inc.	91,183	9,410

	Total		42,663

	Industrials (12.9%)
*	Clean Harbors, Inc.	23,537	1,310
	CSX Corp.	131,670	4,731
	Cummins, Inc.	31,973	4,370
	Emerson Electric Co.	67,807	3,780
	Heartland Express, Inc.	271,845	5,535
	Hubbell, Inc.	54,214	6,327
	Ingersoll-Rand PLC	85,270	6,399
	ITT, Inc.	31,179	1,202
	Johnson Controls International PLC	340,806	14,038
	Oshkosh Corp.	15,059	973
	Parker Hannifin Corp.	20,560	2,878
	Republic Services, Inc.	114,455	6,530
	Rockwell Automation, Inc.	20,187	2,713
	Textron, Inc.	126,509	6,143

	Total		66,929

	Information Technology (7.5%)
	Applied Materials, Inc.	261,091	8,426
*	Keysight Technologies, Inc.	163,022	5,962
	Lam Research Corp.	48,915	5,172
	Maxim Integrated Products, Inc.	163,390	6,302
	NetApp, Inc.	78,034	2,752
	TE Connectivity, Ltd.	74,354	5,151

The Accompanying Notes are an Integral Part of the Financial Statements.

48	Mid Cap Value Portfolio

Mid Cap Value Portfolio

	Common Stocks (92.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Teradyne, Inc.	207,883	5,280

	Total		39,045

	Materials (2.6%)
	Bemis Co., Inc.	41,783	1,998
	Nucor Corp.	16,187	964
	Sonoco Products Co.	67,046	3,533
	WestRock Co.	135,285	6,868

	Total		13,363

	Real Estate (2.4%)
	Boston Properties, Inc.	3,226	406
	Host Hotels & Resorts, Inc.	183,594	3,459
	Welltower, Inc.	6,729	450
	Weyerhaeuser Co.	264,140	7,948

	Total		12,263

	Telecommunication Services (0.8%)
*	Level 3 Communications, Inc.	68,105	3,838

	Total		3,838

	Utilities (8.0%)
	Ameren Corp.	72,944	3,827
	Atmos Energy Corp.	41,403	3,070
	Consolidated Edison, Inc.	44,073	3,247
	Edison International	109,391	7,875
	Eversource Energy	40,704	2,248
	NorthWestern Corp.	56,124	3,192
	PG&E Corp.	119,036	7,234
	Spire, Inc.	60,365	3,897
	Xcel Energy, Inc.	170,599	6,943

	Total		41,533

	Total Common Stocks
	(Cost: $410,276)		478,791

	Foreign Common Stocks (2.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Energy (1.8%)
	Imperial Oil, Ltd.	Canada	262,013	9,115

	Total			9,115

	Industrials (1.1%)
	Royal Philips Electronics NV	Netherlands	191,847	5,857

	Total			5,857

	Total Foreign Common Stocks
	(Cost: $13,802)			14,972

	Investment Companies (2.7%)

	Investment Companies (2.7%)
	iShares Russell Midcap Value Index Fund		176,808	14,221

	Total Investment Companies
	(Cost: $13,292)			14,221

	Short-Term Investments (2.2%)

	Commercial Paper (2.2%)
(r)	Credit Agricole Cib, 0.520%, 1/3/17		11,507,000	11,506

	Total Short-Term Investments
	(Cost: $11,507)			11,506

	Total Investments (100.2%)
	(Cost: $448,877)(a)			519,490

	Other Assets, Less
	Liabilities (-0.2%)			(1,273)

	Net Assets (100.0%)			518,217

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $453,013 and the net unrealized appreciation of investments based on that cost was $66,477 which is comprised of $77,135 aggregate gross unrealized appreciation and $10,658 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2016.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	HSBC Bank USA NA	CAD	361	269	3/17	$3	$-	$3
Sell	HSBC Bank USA NA	CAD	11,057	8,244	3/17	23	-	23
Sell	HSBC Bank USA NA	EUR	4,694	4,965	3/17	-	(63)	(63)
Sell	HSBC Bank USA NA	JPY	312,298	2,685	3/17	-	(39)	(39)

						$26	$(102)	$(76)

CAD — Canadian Dollar

EUR — Euro

JPY — Japanese Yen

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	49

Mid Cap Value Portfolio

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$478,791	$-	$-
Foreign Common Stocks	14,972	-	-
Investment Companies	14,221	-	-
Short-Term Investments	-	11,506	-
Other Financial Instruments^
Forward Currency Contracts	-	26	-
Total Assets:	$507,984	$11,532	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(102)	-
Total Liabilities:	$-	$(102)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

50	Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$545 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

Market Overview

U.S. equities rose over the period, as measured by the S&P 500® Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities advanced thereafter, as solid economic data, stabilization in oil prices and accommodative commentary from the U.S. Federal Reserve Bank (the “Fed”) helped to calm the market’s early-year jitters. Stocks also rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions and lower corporate taxes. Economic data released during the year was generally encouraging, as third-quarter GDP growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised interest rates by a quarter point, only the second rate hike in the last decade.

Portfolio Results

The Portfolio returned 12.25% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned 11.32%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2016 of the Small Cap Growth Funds peer group was 9.97%.

The Portfolio’s outperformance during the period was driven by strong stock selection, particularly in the Health Care and Financials sectors. This strong selection was partially offset by weak selection within the Information Technology sector.

Top contributors to relative performance during the period included Tesaro, Inc. (Health Care), Burlington Stores, Inc. (Consumer Discretionary), and RSP Permian, Inc. (Energy). Tesaro, Inc., an oncology-focused biopharmaceutical company, was the top relative contributor for the period. The stock surged after the company posted positive Phase 3 test results for their ovarian cancer drug. Burlington Stores, an off-price apparel retailer, outperformed as the company continued to post solid results. Shares of RSP Permian, Inc., an oil and gas exploration and production company, rallied in the second half of the period as crude oil prices rebounded sharply. The Portfolio continued to hold each of these positions at the end of the period.

Top detractors from relative returns during the period included Portola Pharmaceutical, Inc. (Health Care), G-III Apparel (Consumer Discretionary) and Natural Grocers (Consumer Staples). Portola Pharmaceuticals, Inc., a biopharmaceutical company, suffered after the company announced disappointing data for the Phase 3 study for their anti-coagulant Betrixaban. The Portfolio continued to hold Portola at the end of the period. G-III Apparel, a manufacturer and marketer of men’s and women’s apparel, was challenged as investors honed in on the firm’s capital allocation decisions. Management made, what the portfolio manager believed to be, an overpriced offer for Donna Karan (a division of LVMH). As such, the Portfolio’s position was eliminated. Another top detractor for the period was Natural Grocers, a specialty retailer of natural and organic groceries and dietary supplements. The stock underperformed after management reduced same store sales guidance for the second quarter of 2016. The Portfolio eliminated the position during the period.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We believe the global reflation theme remains intact as we expect stronger global growth and higher inflation in 2017. Under a Trump administration, there is a reasonable likelihood of corporate and individual tax reform, both of which would be good for reinvestment and consumption. Trump’s policies are likely to be inflationary and induce a stronger U.S. dollar. We expect that tax cuts will be a centerpiece of the new administration. Corporate tax cuts, including the repatriation of foreign earnings at a lower tax rate, will mean a boost for corporate earnings. Several questions remain on implementation and cost. Another boost to the U.S. economy may come from deregulation in areas such as health care, financial services and energy drilling, which would increase business confidence, lower the cost of doing business and increase incentives to hire more workers.

Small Cap Growth Stock Portfolio	51

Small Cap Growth Stock Portfolio (unaudited)

However, a risk under a Trump presidency is that we end up with trade tensions, which would be a hindrance for the U.S. economy, as well as the global economy. There is also the risk of increased geopolitical uncertainty. The reaction of the rest of the world to Trump’s policies regarding trade and other relationships remains a wild card until we see his policies unfold.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	12.25%	13.17%	6.24%
Russell 2000® Growth Index	11.32%	13.74%	7.76%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	9.97%	12.46%	7.29%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange traded funds as a cash management strategy. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks due to lack of liquidity, the additional expenses incurred as a stockholder in another investment company, and tracking error.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

52	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio (unaudited)

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
iShares Russell 2000 Growth Index Fund	4.4%
Cardtronics PLC	1.4%
j2 Global, Inc.	1.3%
Tenneco, Inc.	1.3%
First Merchants Corp.	1.2%
MKS Instruments, Inc.	1.1%
WellCare Health Plans, Inc.	1.1%
Vascular Solutions, Inc.	1.1%
Evercore Partners, Inc.	1.1%
CoreSite Realty Corp.	1.1%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio	53

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.4%)
	Bloomin’ Brands, Inc.	259,647	4,681
*	Burlington Stores, Inc.	49,050	4,157
	Carter’s, Inc.	38,510	3,327
	Core-Mark Holding Co., Inc.	104,795	4,514
	DSW, Inc. - Class A	54,855	1,242
	Dunkin’ Brands Group, Inc.	86,572	4,540
*	Five Below, Inc.	87,098	3,480
	HSN, Inc.	63,480	2,177
*	Kate Spade & Co.	243,998	4,555
*	La Quinta Holdings, Inc.	267,536	3,802
	Marriott Vacations Worldwide Corp.	65,078	5,522
	Monro Muffler Brake, Inc.	66,477	3,803
	Papa John’s International, Inc.	39,415	3,373
*	Steven Madden, Ltd.	143,266	5,122
*	Tenneco, Inc.	115,085	7,189
*	TopBuild Corp.	122,040	4,345
*	Vista Outdoor, Inc.	93,822	3,462
	Visteon Corp.	33,320	2,677
*	Wayfair, Inc.	82,704	2,899
	Wingstop, Inc.	123,187	3,645

	Total		78,512

	Consumer Staples (3.0%)
	Casey’s General Stores, Inc.	36,967	4,395
*	Post Holdings, Inc.	55,517	4,463
	PriceSmart, Inc.	52,063	4,347
*	TreeHouse Foods, Inc.	42,322	3,055

	Total		16,260

	Energy (2.1%)
	PBF Energy, Inc.	90,770	2,531
*	PDC Energy, Inc.	34,475	2,502
*	RSP Permian, Inc.	86,817	3,874
*	WildHorse Resource Development Corp.	159,100	2,323

	Total		11,230

	Financials (8.3%)
	AMERISAFE, Inc.	71,292	4,445
	Enterprise Financial Services Corp.	11,600	499
	Evercore Partners, Inc.	84,543	5,808
*	FCB Financial Holdings, Inc. - Class A	57,967	2,765
	First Hawaiian, Inc.	96,600	3,364
	First Merchants Corp.	171,890	6,472
	Great Western Bancorp, Inc.	71,793	3,129
	IBERIABANK Corp.	47,608	3,987

	Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	James River Group Holdings, Ltd.	85,536	3,554
*	MGIC Investment Corp.	317,390	3,234
*	OneMain Holdings, Inc.	55,500	1,229
	Sandy Spring Bancorp, Inc.	67,970	2,718
	Sterling Bancorp	177,740	4,159

	Total		45,363

	Health Care (18.0%)
*	Acadia Healthcare Co., Inc.	55,558	1,839
*	Aerie Pharmaceuticals, Inc.	92,524	3,502
*	Agios Pharmaceuticals, Inc.	27,997	1,168
*	Alder Biopharmaceuticals, Inc.	110,860	2,306
*	Amicus Therapeutics, Inc.	179,400	892
*	Anika Therapeutics, Inc.	80,603	3,946
*	Aratana Therapeutics, Inc.	193,000	1,386
*	ARIAD Pharmaceuticals, Inc.	135,270	1,683
	Atrion Corp.	8,666	4,395
*	Bluebird Bio, Inc.	38,621	2,383
*	Cardiovascular Systems, Inc.	90,433	2,189
*	Coherus Biosciences, Inc.	94,374	2,657
*	Cynosure, Inc. - Class A	85,248	3,887
*	Five Prime Therapeutics, Inc.	69,976	3,506
*	Flexion Therapeutics, Inc.	103,150	1,962
*	Globus Medical, Inc. - Class A	171,123	4,246
*	GlycoMimetics, Inc.	101,985	622
*	ICU Medical, Inc.	37,040	5,458
*	Integra LifeSciences Holdings Corp.	41,982	3,602
*	Intersect ENT, Inc.	114,952	1,391
*	Ionis Pharmaceuticals, Inc.	66,428	3,177
*	Ironwood Pharmaceuticals, Inc.	25,900	396
*	The Medicines Co.	89,770	3,047
*	Natus Medical, Inc.	103,456	3,600
*	Neurocrine Biosciences, Inc.	59,737	2,312
*	Omnicell, Inc.	101,755	3,449
*	Otonomy, Inc.	125,474	1,995
*	Portola Pharmaceuticals, Inc.	90,800	2,038
*	PTC Therapeutics, Inc.	80,324	876
*	Tesaro, Inc.	42,448	5,708
*	Trevena, Inc.	15,304	90
	U.S. Physical Therapy, Inc.	52,189	3,664
*	Ultragenyx Pharmaceutical, Inc.	42,819	3,011
*	Vascular Solutions, Inc.	104,579	5,867
*	WellCare Health Plans, Inc.	42,875	5,877

	Total		98,127

	Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

	Industrials (15.4%)
	AAON, Inc	130,483	4,312
	Altra Industrial Motion Corp.	117,340	4,330
*	American Woodmark Corp.	42,333	3,186
*	Armstrong World Industries, Inc.	76,733	3,207
*	Astronics Corp.	89,573	3,031
	AZZ, Inc.	69,113	4,416
	Celadon Group, Inc.	142,239	1,017
	Deluxe Corp.	62,590	4,482
*	Esterline Technologies Corp.	40,558	3,618
	Exponent, Inc.	75,924	4,578
*	Generac Holdings, Inc.	109,919	4,478
*	Genesee & Wyoming, Inc. - Class A	45,377	3,150
*	GP Strategies Corp.	45,312	1,296
	HEICO Corp. - Class A	52,102	3,538
*	Huron Consulting Group, Inc.	58,580	2,967
	Knight Transportation, Inc.	161,125	5,325
	Lennox International, Inc.	23,722	3,634
*	Manitowoc Foodservice, Inc.	104,866	2,027
	Marten Transport, Ltd.	91,980	2,143
*	On Assignment, Inc.	105,025	4,638
*	SiteOne Landscape Supply, Inc.	72,822	2,529
*	Teledyne Technologies, Inc.	39,600	4,871
	The Toro Co.	55,148	3,086
*	WageWorks, Inc.	58,900	4,270

	Total		84,129

	Information Technology (24.7%)
*	Aspen Technology, Inc.	75,801	4,145
	Blackbaud, Inc.	61,662	3,946
*	Blackhawk Network Holdings, Inc.	112,530	4,240
*	Bottomline Technologies, Inc.	57,936	1,450
*	BroadSoft, Inc.	64,625	2,666
*	CACI International, Inc. - Class A	30,640	3,809
*	Cardtronics PLC	142,284	7,764
	Cass Information Systems, Inc.	43,229	3,180
*	Ciena Corp.	146,494	3,576
*	Cirrus Logic, Inc.	64,880	3,668
*	comScore, Inc.	47,951	1,514
*	Envestnet, Inc.	152,144	5,363
*	EPAM Systems, Inc.	26,939	1,732
*	ePlus, Inc.	32,710	3,768
*	Exlservice Holdings, Inc.	87,916	4,435
	Fair Isaac Corp.	43,831	5,226
*	Five9, Inc.	209,748	2,976

The Accompanying Notes are an Integral Part of the Financial Statements.

54	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

	Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	GrubHub, Inc.	111,693	4,202
*	Guidewire Software, Inc.	47,763	2,356
*	HubSpot, Inc.	74,463	3,500
*	Integrated Device Technology, Inc.	212,983	5,018
*	Itron, Inc.	43,613	2,741
	j2 Global, Inc.	88,477	7,237
*	MACOM Technology Solutions Holdings, Inc.	77,861	3,603
	MAXIMUS, Inc.	71,132	3,968
*	MaxLinear, Inc. - Class A	156,326	3,408
	MKS Instruments, Inc.	100,370	5,962
*	NetScout Systems, Inc.	75,487	2,378
	Pegasystems, Inc.	91,796	3,305
*	PTC, Inc.	65,152	3,015
*	Q2 Holdings, Inc.	44,105	1,272
*	Rogers Corp.	48,402	3,718
*	Take-Two Interactive Software, Inc.	77,665	3,828
*	Tyler Technologies, Inc.	19,155	2,735

	Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	WebMD Health Corp.	37,429	1,855
*	WEX, Inc.	41,520	4,634
*	Zendesk, Inc.	117,400	2,489

	Total		134,682

	Materials (3.8%)
*	Boise Cascade Co.	140,438	3,160
	Graphic Packaging Holding Co.	345,060	4,306
*	Headwaters, Inc.	139,459	3,280
*	Louisiana-Pacific Corp.	111,154	2,104
*	Omnova Solutions, Inc.	300,217	3,002
	PolyOne Corp.	146,734	4,702

	Total		20,554

	Real Estate (3.1%)
	CoreSite Realty Corp.	73,110	5,803
	HFF, Inc. - Class A	129,593	3,920
	LaSalle Hotel Properties	123,068	3,750
	Sunstone Hotel Investors, Inc.	242,184	3,693

	Total		17,166

	Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.7%)
*	ORBCOMM, Inc.	215,741	1,784
*	Vonage Holdings Corp.	292,300	2,002

	Total		3,786

	Total Common Stocks
	(Cost: $417,045)		509,809

	Investment Companies (4.4%)

	Investment Companies (4.4%)
	iShares Russell 2000 Growth Index Fund	154,792	23,829

	Total Investment Companies
	(Cost: $21,651)		23,829

	Total Investments (97.9%)
	(Cost: $438,696)(a)		533,638

	Other Assets, Less
	Liabilities (2.1%)		11,414

	Net Assets (100.0%)		545,052

*	Non-Income Producing

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $439,425 and the net unrealized appreciation of investments based on that cost was $94,213 which is comprised of $124,680 aggregate gross unrealized appreciation and $30,467 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$509,809	$-	$-
Investment Companies	23,829	-	-
Total Assets:	$533,638	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	55

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$174 million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

Market Overview

U.S. equities posted strong performance during the year. Investors generally embraced higher-risk equities with greater exposure to the economic cycle, particularly after the U.S. election. Earnings growth remained subdued until the second half of the year, reflecting the drag from the Energy sector. Meanwhile, corporations continued buying back their stocks and acquiring other companies at a relatively robust pace. Consumer spending remained relatively steady, as job growth and rising stock prices helped improve consumer sentiment. Business spending remained muted, as many companies preferred to strengthen their balance sheets or buy back stock in lieu of large-scale investment in physical assets. The broader fixed income market posted a modest positive return, while higher-yielding corporate bonds logged large gains.

Altogether, the U.S. economy grew at a relatively slow pace of approximately 2.0% during the year, but growth was relatively stable, extending the U.S. economy’s streak to ten consecutive quarters of positive economic growth. The Fed was expected to raise interest rates for most of the year, but inflation well below the Fed’s 2.0% target and global uncertainty meant the Fed waited until December of 2016 to raise rates by a quarter of a point, marking only the second time the Fed has raised interest rates in the last eight years.

In that environment, small- and medium-sized stocks, as represented by the S&P SmallCap 600® and S&P MidCap 400® Indices, returned 26.56% and 20.74%, respectively, while the large-capitalization S&P 500® Index lagged despite its 11.96% return in 2016. Meanwhile, the Bloomberg Barclays U.S. Corporate High Yield Index posted a return of 17.13%, substantially outperforming the 2.65% return of the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index.

Portfolio Results

The Index 600 Stock Portfolio delivered a total return of 26.12% for the twelve months ended December 31, 2016, trailing the S&P SmallCap 600® Index (the “Index”), which returned 26.56%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of total return equity swap agreements and exchange traded funds. The Portfolio significantly outperformed the 21.76% average return for its peer group, Small Cap Core Funds, according to Lipper® Analytical Services, Inc. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

All eleven of the Index’s sectors delivered positive returns for the year. The Industrials and Information Technology sectors were the top contributors to the Index’s total return for the year. The Industrials sector also performed well, led by small-cap machinery stocks, as industrial production improved with economic growth during the second half of the year. The Information Technology’s solid results were attributable to the semiconductor and electronic equipment industries, which benefited from several fundamental themes, including increased demand for servers and data centers and innovation in smart technology. Communications equipment and software stocks added to performance in the Information Technology sector. The Financials sector also posted strong performance, led by the banking industry, as financial stocks performed in line with the broader stock market for most of the year, then rose sharply following the unexpected Trump win in the U.S. presidential election. Many market observers were expecting deregulation and other finance-friendly policy shifts from the incoming Trump administration. The Consumer Discretionary sector also posted solid results, as steady job growth and rising confidence led to relatively strong consumer spending.

At the other end of the spectrum, the Health Care sector posted a positive return, but lagged other sectors in the Index, as biotechnology and pharmaceutical stocks fell after posting strong performance for several years. Drug pricing came under

56	Index 600 Stock Portfolio

Index 600 Stock Portfolio

political scrutiny throughout the year, and uncertainty about the Health Care sector’s competitive landscape grew following Donald Trump’s win, as Trump and the Republican-controlled Congress voiced opposition to key components of the Affordable Care Act.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Index 600 Stock Portfolio	26.12%	16.14%	8.35%
S&P SmallCap 600® Index	26.56%	16.62%	8.74%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	21.76%	14.29%	–

* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Index 600 Stock Portfolio	57

Index 600 Stock Portfolio

    Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
iShares Core S&P Small-Cap ETF	1.9%
Take-Two Interactive Software, Inc.	0.5%
US Silica Holdings, Inc.	0.5%
PDC Energy, Inc.	0.5%
The Chemours Co.	0.5%
Texas Capital Bancshares, Inc.	0.5%
Wintrust Financial Corp.	0.5%
United Bankshares, Inc.	0.5%
Home BancShares, Inc.	0.4%
Coherent, Inc.	0.4%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

58	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.8%)
	Abercrombie & Fitch Co. - Class A	14,788	177
*	American Axle & Manufacturing Holdings, Inc.	16,710	323
*	American Public Education, Inc.	3,517	86
*	Arctic Cat, Inc.	2,851	43
*	Asbury Automotive Group, Inc.	4,309	266
*	Ascena Retail Group, Inc.	37,027	229
*	Barnes & Noble Education, Inc.	8,393	96
	Barnes & Noble, Inc.	12,071	135
*	Belmond, Ltd.	18,457	246
	Big 5 Sporting Goods Corp.	3,876	67
*	Biglari Holdings, Inc.	221	105
*	BJ’s Restaurants, Inc.	4,218	166
	Blue Nile, Inc.	2,556	104
	Bob Evans Farms, Inc.	4,319	230
*	Boyd Gaming Corp.	17,944	362
	The Buckle, Inc.	6,097	139
	Caleres, Inc.	9,483	311
	Callaway Golf Co.	20,566	225
	Capella Education Co.	2,505	220
*	Career Education Corp.	14,068	142
	The Cato Corp. - Class A	5,483	165
*	Cavco Industries, Inc.	1,847	184
	The Children’s Place, Inc.	3,941	398
*	Chuy’s Holdings, Inc.	3,676	119
*	Cooper-Standard Holding, Inc.	3,858	399
	Core-Mark Holding Co., Inc.	10,085	434
*	Crocs, Inc.	16,071	110
*	Dave & Buster’s Entertainment, Inc.	8,178	460
	DineEquity, Inc.	3,717	286
*	Dorman Products, Inc.	6,630	484
	Drew Industries, Inc.	5,381	580
*	The E.W. Scripps Co. - Class A	12,407	240
*	El Pollo Loco Holdings, Inc.	4,708	58
	Ethan Allen Interiors, Inc.	5,559	205
*	Express, Inc.	17,133	184
*	Fiesta Restaurant Group, Inc.	5,845	174
	The Finish Line, Inc. - Class A	8,864	167
*	Five Below, Inc.	11,993	479

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Fox Factory Holding Corp.	6,283	174
*	Francesca’s Holdings Corp.	8,286	149
	Fred’s, Inc. - Class A	7,672	142
*	FTD Companies, Inc.	3,748	89
	Gannett Co., Inc.	25,481	247
*	Genesco, Inc.	4,507	280
*	Gentherm, Inc.	7,978	270
*	G-III Apparel Group, Ltd.	9,566	283
	Group 1 Automotive, Inc.	4,343	339
	Guess?, Inc.	13,457	163
	Haverty Furniture Cos., Inc.	4,172	99
*	Hibbett Sports, Inc.	4,890	182
*	Iconix Brand Group, Inc.	12,265	115
	ILG, Inc.	23,162	421
*	Installed Building Products, Inc.	4,335	179
*	iRobot Corp.	5,929	347
*	Kirkland’s, Inc.	3,195	50
	La-Z-Boy, Inc.	10,691	332
*	LGI Homes, Inc.	3,721	107
	Lithia Motors, Inc. - Class A	5,116	495
*	Lumber Liquidators Holdings, Inc.	5,954	94
	M.D.C. Holdings, Inc.	9,001	231
*	M/I Homes, Inc.	5,391	136
	The Marcus Corp.	4,137	130
*	MarineMax, Inc.	5,394	104
	Marriott Vacations Worldwide Corp.	5,309	450
*	Meritage Homes Corp.	8,221	286
*	Monarch Casino & Resort, Inc.	2,391	62
	Monro Muffler Brake, Inc.	7,058	404
*	Motorcar Parts of America, Inc.	4,079	110
	Movado Group, Inc.	3,346	96
*	Nautilus, Inc.	6,802	126
	New Media Investment Group, Inc.	11,444	183
	Nutrisystem, Inc.	6,417	222
*	Ollie’s Bargain Outlet Holdings, Inc.	10,398	296
	Oxford Industries, Inc.	3,261	196
*	Perry Ellis International, Inc.	2,642	66
	PetMed Express, Inc.	4,486	104
*	Popeyes Louisiana Kitchen, Inc.	4,529	274
*	Red Robin Gourmet Burgers, Inc.	2,810	158

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Regis Corp.	7,664	111
	Rent-A-Center, Inc.	11,614	131
*	Ruby Tuesday, Inc.	13,154	43
	Ruth’s Hospitality Group, Inc.	6,480	119
	Scholastic Corp.	5,888	280
*	Scientific Games Corp. - Class A	11,099	155
*	Select Comfort Corp.	9,820	222
	Shoe Carnival, Inc.	2,898	78
	Sonic Automotive, Inc. - Class A	5,741	131
	Sonic Corp.	9,999	265
	Stage Stores, Inc.	5,520	24
	Standard Motor Products, Inc.	4,391	234
	Stein Mart, Inc.	6,764	37
*	Steven Madden, Ltd.	11,923	426
*	Strayer Education, Inc.	2,279	184
	Sturm, Ruger & Co., Inc.	4,146	219
	Superior Industries International, Inc.	5,004	132
	Tailored Brands, Inc.	10,641	272
*	The Tile Shop Holdings, Inc.	7,216	141
*	TopBuild Corp.	8,313	296
*	Tuesday Morning Corp.	9,853	53
*	Unifi, Inc.	3,312	108
*	Universal Electronics, Inc.	3,184	206
*	Vera Bradley, Inc.	4,273	50
*	Vitamin Shoppe, Inc.	5,203	124
*	WCI Communities, Inc.	4,777	112
	Wingstop, Inc.	6,282	186
	Winnebago Industries, Inc.	5,780	183
	Wolverine World Wide, Inc.	21,559	473
	World Wrestling Entertainment, Inc. - Class A	8,403	155
*	Zumiez, Inc.	3,808	83

	Total		22,222

	Consumer Staples (2.6%)
	The Andersons, Inc.	5,679	254
	B&G Foods, Inc.	14,512	636
	Calavo Growers, Inc.	3,353	206
	Cal-Maine Foods, Inc.	6,498	287
*	Central Garden & Pet Co.	2,202	73
*	Central Garden & Pet Co. - Class A	7,322	226
*	Darling Ingredients, Inc.	35,969	464
	Inter Parfums, Inc.	3,738	122

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	59

Index 600 Stock Portfolio

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	J & J Snack Foods Corp.	3,266	436
	Medifast, Inc.	2,434	101
	Sanderson Farms, Inc.	4,342	409
*	Seneca Foods Corp. - Class A	1,361	55
	SpartanNash Co.	8,190	324
*	SUPERVALU, INC.	58,144	272
	Universal Corp.	4,979	317
	WD-40 Co.	3,098	362

	Total		4,544

	Energy (3.2%)
	Archrock, Inc.	15,215	201
	Atwood Oceanics, Inc.	13,170	173
*	Bill Barrett Corp.	16,482	115
	Bristow Group, Inc.	6,979	143
*	CARBO Ceramics, Inc.	4,585	48
*	Carrizo Oil & Gas, Inc.	13,378	500
*	Cloud Peak Energy, Inc.	13,429	75
*	Contango Oil & Gas Co.	4,968	46
*	Era Group, Inc.	4,256	72
*	Exterran Corp.	6,834	163
*	Geospace Technologies Corp.	2,912	59
	Green Plains, Inc.	7,797	217
	Gulf Island Fabrication, Inc.	2,942	35
*	Helix Energy Solutions Group, Inc.	24,499	216
*	Hornbeck Offshore Services, Inc.	7,074	51
*	Matrix Service Co.	5,798	132
*	Newpark Resources, Inc.	18,499	139
*	Northern Oil and Gas, Inc.	9,503	26
*	PDC Energy, Inc.	12,179	884
*	Pioneer Energy Services Corp.	16,745	115
*	REX American Resources Corp.	1,237	122
*	SEACOR Holdings, Inc.	3,523	251
*	Synergy Resources Corp.	43,830	391
*	Tesco Corp.	10,140	84
*	TETRA Technologies, Inc.	25,078	126
*	Tidewater, Inc.	10,285	35
*	Unit Corp.	11,251	302
	US Silica Holdings, Inc.	15,662	888

	Total		5,609

	Financials (16.7%)
	American Equity Investment Life Holding Co.	19,252	434
	Ameris Bancorp	7,631	333
	AMERISAFE, Inc.	4,202	262
	Astoria Financial Corp.	19,928	372

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Banc of California, Inc.	10,823	188
	Bank Mutual Corp.	9,182	87
	Banner Corp.	5,770	322
*	BofI Holding, Inc.	12,587	359
	Boston Private Financial Holdings, Inc.	18,165	301
	Brookline Bancorp, Inc.	15,413	253
	Calamos Asset Management, Inc.	3,634	31
	Capstead Mortgage Corp.	20,976	214
	Cardinal Financial Corp.	7,169	235
	Central Pacific Financial Corp.	6,737	212
	City Holding Co.	3,279	222
	Columbia Banking System, Inc.	12,683	567
	Community Bank System, Inc.	9,698	599
*	Customers Bancorp, Inc.	6,154	220
	CVB Financial Corp.	21,976	504
	Dime Community Bancshares	6,809	137
*	Donnelley Financial Solutions, Inc.	5,753	132
*	eHealth, Inc.	3,647	39
	Employers Holdings, Inc.	7,012	278
*	Encore Capital Group, Inc.	5,133	147
*	Enova International, Inc.	5,081	64
	Evercore Partners, Inc.	8,504	584
*	EZCORP, Inc. - Class A	10,589	113
	Fidelity Southern Corp.	4,627	110
	Financial Engines, Inc.	11,634	428
*	First BanCorp/Puerto Rico	29,457	195
	First Commonwealth Financial Corp.	19,446	276
	First Financial Bancorp.	13,539	385
	First Financial Bankshares, Inc.	14,436	652
	First Midwest Bancorp, Inc.	17,771	448
*	First NBC Bank Holding, Co.	3,488	25
	FirstCash, Inc.	10,600	498
	Glacier Bancorp, Inc.	16,722	606
	Great Western Bancorp, Inc.	12,830	559
*	Green Dot Corp. - Class A	9,652	227
	Greenhill & Co., Inc.	5,943	165
	Hanmi Financial Corp.	7,048	246
	HCI Group, Inc.	1,847	73
	Home BancShares, Inc.	27,006	750
*	HomeStreet, Inc.	5,102	161
	Hope Bancorp, Inc.	27,778	608
	Horace Mann Educators Corp.	8,786	376

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Independent Bank Corp./Rockland MA	5,900	416
	Infinity Property & Casualty Corp.	2,416	212
	Interactive Brokers Group, Inc. - Class A	14,856	542
*	INTL FCStone, Inc.	3,259	129
	Investment Technology Group, Inc.	6,761	133
	LegacyTexas Financial Group, Inc.	9,082	391
*	LendingTree, Inc.	1,572	159
	Maiden Holdings, Ltd.	15,998	279
	National Bank Holding Corp.	5,673	181
	The Navigators Group, Inc.	2,418	285
	NBT Bancorp, Inc.	9,431	395
	Northfield Bancorp, Inc.	9,813	196
	Northwest Bancshares, Inc.	22,137	399
	OFG Bancorp	9,596	126
	Old National Bancorp	29,497	535
	Opus Bank	3,971	119
	Oritani Financial Corp.	8,305	156
	Pinnacle Financial Partners, Inc.	9,486	657
*	Piper Jaffray Cos., Inc.	3,108	225
*	PRA Group, Inc.	10,127	396
	ProAssurance Corp.	11,635	654
	Provident Financial Services, Inc.	13,133	372
	RLI Corp.	8,347	527
	S&T Bancorp, Inc.	7,629	298
	Safety Insurance Group, Inc.	3,112	229
	Selective Insurance Group, Inc.	12,643	544
	ServisFirst Bancshares, Inc.	9,656	361
	Simmons First National Corp. - Class A	6,492	403
	Southside Bancshares, Inc.	5,728	216
	Sterling Bancorp/DE	28,583	669
	Stewart Information Services Corp.	5,107	235
*	Texas Capital Bancshares, Inc.	10,710	840
	Tompkins Financial Corp.	2,665	252
	TrustCo Bank Corp. NY	20,913	183
	United Bankshares, Inc.	17,627	815
	United Community Banks, Inc.	15,485	459
	United Fire Group, Inc.	4,710	232
	United Insurance Holdings Corp.	3,878	59

The Accompanying Notes are an Integral Part of the Financial Statements.

60	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Universal Insurance Holdings, Inc.	7,122	202
	Virtus Investment Partners, Inc.	1,223	144
*	Walker & Dunlop, Inc.	6,058	189
	Westamerica Bancorporation	5,609	353
	Wintrust Financial Corp.	11,313	821
*	World Acceptance Corp.	1,309	84

	Total		29,069

	Health Care (10.4%)
	Abaxis, Inc.	4,924	260
	Aceto Corp.	6,567	144
*	Acorda Therapeutics, Inc.	10,077	189
*	Adeptus Health, Inc., Class A	3,296	25
*	Air Methods Corp.	7,237	231
*	Albany Molecular Research, Inc.	4,874	91
*	Almost Family, Inc.	1,949	86
*	AMAG Pharmaceuticals, Inc.	7,476	260
*	Amedisys, Inc.	6,089	260
*	AMN Healthcare Services, Inc.	10,500	404
*	Amphastar Pharmaceuticals, Inc.	7,845	145
	Analogic Corp.	2,721	226
*	AngioDynamics, Inc.	6,886	116
*	ANI Pharmaceuticals, Inc.	1,746	106
*	Anika Therapeutics, Inc.	3,195	156
*	BioTelemetry, Inc.	6,169	138
*	Cambrex Corp.	7,025	379
	Cantel Medical Corp.	7,931	625
	Chemed Corp.	3,545	569
*	Community Health Systems, Inc.	24,844	139
	Computer Programs and Systems, Inc.	2,336	55
	CONMED Corp.	5,411	239
*	CorVel Corp.	2,172	79
*	Cross Country Healthcare, Inc.	7,214	113
*	CryoLife, Inc.	5,886	113
*	Cynosure, Inc. - Class A	5,213	238
*	Depomed, Inc.	13,457	242
*	Diplomat Pharmacy, Inc.	9,365	118
*	Eagle Pharmaceuticals, Inc./DE	1,720	136
*	Emergent Biosolutions, Inc.	7,523	247
*	Enanta Pharmaceuticals, Inc.	3,037	102
	Ensign Group, Inc.	10,402	231

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Haemonetics Corp.	11,288	454
*	HealthEquity, Inc.	9,393	381
*	HealthStream, Inc.	5,549	139
*	Healthways, Inc.	7,270	165
*	HMS Holdings Corp.	18,500	336
*	ICU Medical, Inc.	3,212	473
*	Impax Laboratories, Inc.	16,144	214
*	Innoviva, Inc.	16,870	181
*	Inogen, Inc.	3,498	235
*	Integer Holdings Corp.	6,001	177
*	Integra LifeSciences Holdings Corp.	6,536	561
	Invacare Corp.	6,934	90
	Kindred Healthcare, Inc.	18,609	146
	Landauer, Inc.	2,099	101
*	Lannett Co., Inc.	6,388	141
*	LHC Group, Inc.	3,257	149
*	Ligand Pharmaceuticals, Inc. - Class B	4,156	422
*	Luminex Corp.	8,667	175
*	Magellan Health, Inc.	5,079	382
*	Masimo Corp.	9,661	651
*	The Medicines Co.	15,202	516
*	Medidata Solutions, Inc.	11,957	594
	Meridian Bioscience, Inc.	9,201	163
*	Merit Medical Systems, Inc.	9,743	258
*	MiMedx Group, Inc.	22,017	195
*	Momenta Pharmaceuticals, Inc.	13,968	210
*	Natus Medical, Inc.	7,192	250
*	Nektar Therapeutics	33,397	410
*	Neogen Corp.	8,240	544
*	Omnicell, Inc.	7,980	271
*	PharMerica Corp.	6,726	169
	Phibro Animal Health Corp. - Class A	4,047	119
*	The Providence Service Corp.	2,662	101
*	Quality Systems, Inc.	10,041	132
*	Quorum Health Corp.	6,443	47
*	Repligen Corp.	7,393	228
*	SciClone Pharmaceuticals, Inc.	11,156	120
*	Select Medical Holdings Corp.	23,422	310
*	Spectrum Pharmaceuticals, Inc.	15,298	68
*	Supernus Pharmaceuticals, Inc.	10,818	273
*	Surgical Care Affiliates, Inc.	6,091	282
*	Surmodics, Inc.	2,886	73
	U.S. Physical Therapy, Inc.	2,736	192
*	Vascular Solutions, Inc.	3,831	215

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Zeltiq Aesthetics, Inc.	7,862	342

	Total		18,117

	Industrials (16.8%)
	AAON, Inc.	8,646	286
	AAR Corp.	6,945	230
	ABM Industries, Inc.	12,184	498
	Actuant Corp. - Class A	12,884	334
*	Aegion Corp.	7,422	176
*	Aerojet Rocketdyne Holdings, Inc.	15,296	275
*	Aerovironment, Inc.	4,497	121
	Alamo Group, Inc.	2,063	157
	Albany International Corp. - Class A	6,315	292
	Allegiant Travel Co.	2,857	475
*	American Woodmark Corp.	3,054	230
	Apogee Enterprises, Inc.	6,315	338
	Applied Industrial Technologies, Inc.	8,524	506
	ArcBest Corp.	5,207	144
	Astec Industries, Inc.	4,180	282
*	Atlas Air Worldwide Holdings, Inc.	5,465	285
	AZZ, Inc.	5,684	363
	Barnes Group, Inc.	10,936	519
	Brady Corp. - Class A	10,346	388
	Briggs & Stratton Corp.	9,355	208
	The Brink’s Co.	9,812	405
*	CDI Corp.	3,017	22
	Celadon Group, Inc.	6,164	44
*	Chart Industries, Inc.	6,686	241
	CIRCOR International, Inc.	3,589	233
	Comfort Systems USA, Inc.	8,067	269
	Cubic Corp.	5,445	261
*	DXP Enterprises, Inc.	3,372	117
*	Echo Global Logistics, Inc.	6,003	150
	Encore Wire Corp.	4,529	196
*	Engility Holdings, Inc.	3,857	130
	EnPro Industries, Inc.	4,668	314
	ESCO Technologies, Inc.	5,620	318
	Essendant, Inc.	8,078	169
	Exponent, Inc.	5,593	337
	Federal Signal Corp.	13,090	204
	Forward Air Corp.	6,670	316
	Franklin Electric Co., Inc.	8,398	327
	G & K Services, Inc. - Class A	4,310	416
	General Cable Corp.	10,772	205
*	Gibraltar Industries, Inc.	6,841	285
	The Greenbrier Cos., Inc.	6,199	258
	Griffon Corp.	6,496	170

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	61

Index 600 Stock Portfolio

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Harsco Corp.	17,520	238
*	Hawaiian Holdings, Inc.	11,675	665
	Healthcare Services Group, Inc.	15,862	621
	Heartland Express, Inc.	9,464	193
	Heidrick & Struggles International, Inc.	4,061	98
	Hillenbrand, Inc.	13,779	528
*	Hub Group, Inc. - Class A	7,254	317
	Insperity, Inc.	4,138	294
	Insteel Industries, Inc.	3,815	136
	Interface, Inc.	14,158	263
	John Bean Technologies Corp.	6,371	548
	Kaman Corp.	5,924	290
	Kelly Services, Inc. - Class A	6,388	146
	Knight Transportation, Inc.	14,516	480
	Korn / Ferry International	12,653	372
	Lindsay Corp.	2,323	173
	LSC Communications, Inc.	5,805	172
*	Lydall, Inc.	3,749	232
	Marten Transport, Ltd.	5,053	118
	Matson, Inc.	9,361	331
	Matthews International Corp. - Class A	7,024	540
*	Mercury Systems, Inc.	8,963	271
	Mobile Mini, Inc.	9,716	294
*	Moog, Inc. - Class A	7,024	461
	Mueller Industries, Inc.	12,538	501
	Multi-Color Corp.	2,886	224
*	MYR Group, Inc.	3,511	132
	National Presto Industries, Inc.	1,078	115
*	Navigant Consulting, Inc.	10,284	269
*	On Assignment, Inc.	10,642	470
*	Orion Group Holdings, Inc.	6,049	60
*	Patrick Industries, Inc.	3,183	243
*	PGT, Inc.	10,707	123
	Powell Industries, Inc.	1,867	73
*	Proto Labs, Inc.	5,314	273
	Quanex Building Products Corp.	7,477	152
	Raven Industries, Inc.	7,901	199
	Resources Connection, Inc.	6,451	124
*	Roadrunner Transportation Systems, Inc.	6,619	69
	RR Donnelley & Sons Co.	15,253	249
*	Saia, Inc.	5,472	242
	Simpson Manufacturing Co., Inc.	8,831	386
	SkyWest, Inc.	11,307	412
*	SPX Corp.	9,153	217
*	SPX FLOW, Inc.	9,155	294

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Standex International Corp.	2,785	245
*	TASER International, Inc.	11,425	277
*	Team, Inc.	6,445	253
	Tennant Co.	3,853	274
	Tetra Tech, Inc.	12,469	538
	Titan International, Inc.	9,568	107
*	Trex Co., Inc.	6,423	414
*	TrueBlue, Inc.	9,282	229
	UniFirst Corp.	3,370	484
	Universal Forest Products, Inc.	4,443	454
	US Ecology, Inc.	4,759	234
*	Veritiv Corp.	2,057	111
	Viad Corp.	4,438	196
*	Vicor Corp.	3,494	53
	Wabash National Corp.	13,556	214
*	WageWorks, Inc.	8,007	580
	Watts Water Technologies, Inc. - Class A	6,086	397

	Total		29,162

	Information Technology (13.9%)
*	8x8, Inc.	19,787	283
	ADTRAN, Inc.	10,576	236
*	Advanced Energy Industries, Inc.	8,673	475
*	Agilysys, Inc.	3,323	34
*	Anixter International, Inc.	6,212	504
	Badger Meter, Inc.	6,361	235
	Bel Fuse, Inc. - Class B	1,898	59
*	Benchmark Electronics, Inc.	10,681	326
	Black Box Corp.	3,310	50
	Blackbaud, Inc.	10,398	665
*	Blucora, Inc.	8,387	124
*	Bottomline Technologies, Inc.	7,987	200
	Brooks Automation, Inc.	15,082	257
	Cabot Microelectronics Corp.	5,294	334
*	CACI International, Inc. - Class A	5,327	662
*	CalAmp Corp.	7,939	115
*	Cardtronics PLC	9,899	540
*	CEVA, Inc.	4,639	156
*	Ciber, Inc.	16,235	10
*	Coherent, Inc.	5,365	737
	Cohu, Inc.	5,428	75
	Comtech Telecommunications Corp.	5,141	61
*	Cray, Inc.	8,904	184
	CSG Systems International, Inc.	7,054	341

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	CTS Corp.	7,159	160
	Daktronics, Inc.	8,755	94
*	DHI Group, Inc.	10,878	68
*	Digi International, Inc.	5,673	78
*	Diodes, Inc.	8,442	217
*	DSP Group, Inc.	4,725	62
	Ebix, Inc.	4,887	279
*	Electro Scientific Industries, Inc.	7,094	42
*	Electronics for Imaging, Inc.	10,220	448
*	ePlus, Inc.	1,439	166
*	Exar Corp.	9,205	99
*	Exlservice Holdings, Inc.	7,322	369
*	Fabrinet	8,054	325
*	FARO Technologies, Inc.	3,644	131
	Forrester Research, Inc.	2,190	94
*	Gerber Scientific, Inc.	2,359	-
*	Harmonic, Inc.	17,120	86
*	II-VI, Inc.	11,840	351
*	Insight Enterprises, Inc.	7,753	314
*	Itron, Inc.	7,273	457
*	Ixia	13,817	222
*	Kopin Corp.	13,277	38
*	Kulicke and Soffa Industries, Inc.	15,489	247
*	Liquidity Services, Inc.	5,333	52
*	LivePerson, Inc.	11,654	88
	LogMeIn, Inc.	5,569	538
*	Lumentum Holdings, Inc.	11,957	462
	ManTech International Corp. - Class A	5,540	234
	Methode Electronics, Inc. - Class A	8,074	334
*	MicroStrategy, Inc. - Class A	2,053	405
	MKS Instruments, Inc.	11,710	696
	Monotype Imaging Holdings, Inc.	9,096	181
	MTS Systems Corp.	3,644	207
*	Nanometrics, Inc.	5,445	136
*	NETGEAR, Inc.	7,228	393
	NIC, Inc.	13,553	324
*	OSI Systems, Inc.	3,958	301
	Park Electrochemical Corp.	4,156	78
*	Perficient, Inc.	7,879	138
*	Plexus Corp.	7,324	396
	Power Integrations, Inc.	6,368	432
	Progress Software Corp.	10,618	339
*	Qualys, Inc.	6,318	200
*	QuinStreet, Inc.	7,899	30
*	Rambus, Inc.	24,136	332
*	Rogers Corp.	3,927	302

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Rudolph Technologies, Inc.	6,778	158
*	Sanmina Corp.	16,044	588
*	ScanSource, Inc.	5,496	222
*	Semtech Corp.	14,343	453
*	Shutterstock, Inc.	4,222	201
*	SPS Commerce, Inc.	3,723	260
*	Stamps.com, Inc.	3,465	397
*	Super Micro Computer, Inc.	8,178	229
*	Sykes Enterprises, Inc.	8,624	249
*	Synchronoss Technologies, Inc.	9,209	353
*	Take-Two Interactive Software, Inc.	18,915	932
*	Tangoe, Inc.	5,084	40
	TeleTech Holdings, Inc.	3,453	105
	Tessera Holding Corp.	10,617	469
*	TiVo Corp.	26,125	546
*	TTM Technologies, Inc.	18,428	251
*	Ultratech, Inc.	5,167	124
*	VASCO Data Security International, Inc.	6,588	90
*	Veeco Instruments, Inc.	8,874	259
*	Viavi Solutions, Inc.	50,287	411
*	Virtusa Corp.	6,023	151
*	XO Group, Inc.	5,435	106

	Total		24,202

	Materials (5.8%)
	A. Schulman, Inc.	6,411	214
*	AdvanSix, Inc.	6,661	147
*	AK Steel Holding Corp.	68,401	698
	American Vanguard Corp.	5,646	108
	Balchem Corp.	6,932	582
*	Boise Cascade Co.	8,468	191
	Calgon Carbon Corp.	11,064	188
*	Century Aluminum Co.	10,846	93
	The Chemours Co.	39,734	878
*	Clearwater Paper Corp.	3,654	240
	Deltic Timber Corp.	2,312	178
*	Flotek Industries, Inc.	11,771	111
	FutureFuel Corp.	4,968	69
	H.B. Fuller Co.	10,990	531
	Hawkins, Inc.	2,087	113
	Haynes International, Inc.	2,730	117
*	Headwaters, Inc.	16,205	381
*	Ingevity Corp.	9,203	505
	Innophos Holdings, Inc.	4,229	221
	Innospec, Inc.	5,241	359
	Kaiser Aluminum Corp.	3,914	304
	KapStone Paper & Packaging Corp.	19,215	424
*	Koppers Holdings, Inc.	4,515	182

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
*	Kraton Corp.	6,756	192
*	LSB Industries, Inc.	4,391	37
	Materion Corp.	4,357	173
	Myers Industries, Inc.	4,773	68
	Neenah Paper, Inc.	3,660	312
	Olympic Steel, Inc.	1,988	48
	P.H. Glatfelter	9,516	227
	Quaker Chemical Corp.	2,897	371
	Rayonier Advanced Materials, Inc.	9,455	146
	Schweitzer-Mauduit International, Inc.	6,673	304
	Stepan Co.	4,259	347
*	Stillwater Mining Co.	26,458	426
*	SunCoke Energy, Inc.	14,032	159
*	TimkenSteel Corp.	8,504	132
	Tredegar Corp.	5,494	132
*	US Concrete, Inc.	3,106	203

	Total		10,111

	Real Estate (5.6%)
	Acadia Realty Trust	17,670	577
	Agree Realty Corp.	5,715	263
	American Assets Trust, Inc.	8,777	378
	CareTrust REIT, Inc.	14,074	216
	Cedar Realty Trust, Inc.	16,592	108
	Chesapeake Lodging Trust	13,133	340
	CoreSite Realty Corp.	7,407	588
	DiamondRock Hospitality Co.	43,773	505
	EastGroup Properties, Inc.	7,155	528
*	Forestar Group, Inc.	5,802	77
	Four Corners Property Trust, Inc.	13,087	269
	Franklin Street Properties Corp.	23,432	304
	The GEO Group, Inc.	16,392	589
	Getty Realty Corp.	5,785	147
	Government Properties Income Trust	15,554	296
	HFF, Inc. - Class A	7,657	232
	Kite Realty Group Trust	18,256	429
	Lexington Realty Trust	46,628	504
	LTC Properties, Inc.	8,571	403
*	Parkway, Inc.	9,337	208
	Pennsylvania Real Estate Investment Trust	15,195	288
	PS Business Parks, Inc.	4,267	497
	RE/MAX Holdings, Inc.	3,856	216
	Retail Opportunity Investments Corp.	23,884	505
	Sabra Health Care REIT, Inc.	14,261	348
	Saul Centers, Inc.	2,572	171

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Real Estate continued
	Summit Hotel Properties, Inc.	19,089	306
	Universal Health Realty Income Trust	2,734	179
	Urstadt Biddle Properties, Inc. - Class A	6,301	152

	Total		9,623

	Telecommunication Services (1.0%)
	ATN International, Inc.	2,323	186
*	Cincinnati Bell, Inc.	9,183	205
	Cogent Communications Holdings, Inc.	8,946	370
	Consolidated Communications Holdings, Inc.	11,069	297
*	General Communication, Inc. - Class A	5,807	113
	Inteliquent, Inc.	7,522	172
*	Iridium Communications, Inc.	17,579	169
*	Lumos Networks Corp.	5,152	81
	Spok Holdings, Inc.	4,488	93

	Total		1,686

	Utilities (2.3%)
	ALLETE, Inc.	10,808	694
	American States Water Co.	7,991	364
	Avista Corp.	14,025	561
	California Water Service Group	10,482	355
	El Paso Electric Co.	8,855	412
	Northwest Natural Gas Co.	6,243	373
	South Jersey Industries, Inc.	17,322	584
	Spire, Inc.	9,977	644

	Total		3,987

	Total Common Stocks
	(Cost: $124,593)		158,332

	Investment Companies (1.9%)

	Investment Companies (1.9%)
	iShares Core S&P Small-Cap ETF	24,347	3,348

	Total		3,348

	Total Investment Companies
	(Cost: $3,372)		3,348

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	63

Index 600 Stock Portfolio

	Short-Term Investments (4.6%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (4.0%)
(r)	Apple, Inc., 0.600%, 2/2/17 144A	1,000,000	999
	Bank of America NA, 0.970%, 1/4/17 144A	1,000,000	1,000
(r)	Microsoft Corp., 0.580%, 1/4/17 144A	500,000	500
(r)	Microsoft Corp., 0.600%, 1/10/17 144A	500,000	500
(r)	Pfizer, Inc., 0.700%, 2/21/17 144A	500,000	500

	Short-Term Investments (4.6%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper continued
(r)	Pfizer, Inc., 0.740%, 3/9/17 144A	500,000	499
(r)	Roche Holdings, Inc., 0.480%, 1/31/17 144A	1,000,000	999
(r)	Societe Generale, 0.940%, 2/27/17 144A	1,000,000	999
(r)	The Walt Disney Co., 0.580%, 1/20/17 144A	500,000	500
(r)	The Walt Disney Co., 0.580%, 1/30/17 144A	500,000	500

	Total		6,996

	Short-Term Investments (4.6%)	Shares/ $ Par	Value $ (000’s)

	US Government & Agencies (0.6%)
(k,r)	Federal Home Loan Bank, 0.490%, 2/9/17	500,000	500
(r)	Federal Home Loan Bank, 0.510%, 2/22/13	500,000	500

	Total		1,000

	Total Short-Term Investments
	(Cost: $7,995)		7,996

	Total Investments (97.6%)
	(Cost: $135,960)(a)		169,676

	Other Assets, Less
	Liabilities (2.4%)		4,207

	Net Assets (100.0%)		173,883

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $6,996 representing 4.0% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $136,248 and the net unrealized appreciation of investments based on that cost was $33,428 which is comprised of $39,942 aggregate gross unrealized appreciation and $6,514 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2016.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	JP Morgan Chase London	1-Month USD Libor +1 Basis Point (Bps)	S&P SmallCap 600 Index	5/17	11,927	$(50)

(k)	Cash or securities with an aggregate value of $500 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2016.

(r)	Rates are discount rates at the time of purchase.

The Accompanying Notes are an Integral Part of the Financial Statements.

64	Index 600 Stock Portfolio

Index 600 Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Domestic Common Stocks	$158,332	$-	$-
Investment Companies	3,348	-	-
Short-Term Investments	-	7,996	-
Total Assets:	$161,680	$7,996	$-
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	(50)	-
Total Liabilities:	$-	$(50)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	65

Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$648 million

Portfolio Overview

Mason Street Advisors, LLC, the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

Market Overview

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indices reaching record highs near year-end. As measured by the various Russell indices, small- and mid-cap stocks substantially outperformed large-caps.

U.S. economic growth picked up in the second half of 2016 after a sluggish first half. According to the Commerce Department’s latest estimate, third quarter gross domestic product grew at an annualized pace of 3.5%, following readings of 0.8% and 1.4% in the first and second quarters, respectively. Although the pace of employment growth moderated, the labor market remained strong, wage growth accelerated and overall inflation pressures firmed as commodity prices rebounded from early-2016 lows.

Portfolio Results

The Portfolio returned 32.39% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 31.74%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Value Funds peer group was 27.76% for 2016.

The Portfolio’s outperformance of the Index was primarily due to stock selection. The Consumer Discretionary sector added the most value to relative performance, driven by stock choices that more than made up for a detrimental overweight to the group. Lippert Components, Inc., a supplier of components for recreational vehicles and manufactured housing, saw a turn in financial status, as dealers became more comfortable maintaining inventory and the manufactured housing market saw a marked improvement.

Stock selection made the Health Care sector another source of relative strength, offsetting the negative effect of an overweight allocation to the sector. WellCare Health Plans, Inc., a large Medicaid managed care company, benefited from health care policy continuing to move in a direction that seeks to expand patient access to care while reducing costs and improving quality.

Information Technology, Industrials and Business Services were also sources of relative strength, due primarily to stock selection.

The Materials sector detracted the most from relative performance due to weak stock selection, which was partially offset by its overweight position. Myers Industries, Inc., a polymer manufacturer, suffered amid slow industrial activity, low agricultural commodity pricing and weak tire shipments. Improvements in upcoming years were expected due to a new chief executive officer and streamlined business processes.

Stock selection and underweighting in the Financials sector also detracted from relative results. For BankUnited, Inc., shares had performed strongly for several years through the end of 2015, but the continuance of a low interest rate environment, exacerbated by the fallout from the recent vote by the United Kingdom to leave the European Union, or “Brexit,” and its impact on the U.S. Federal Reserve Bank’s ability to raise key rates, negatively impacted interest rate-sensitive industries like regional banks. The final quarter of 2016 did show a turnaround in the banking industry, including for BankUnited, Inc.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

We are still assessing the effects the new Trump administration will have on U.S. stocks. On the policy side, we are carefully watching actions by Congress and cabinet appointments to ascertain the policies and priorities of the new administration. The possibility of a sharp rise in interest rates is another concern for stock investors. Higher coupon returns from bonds could draw assets away from equities, and higher rates would mean increased borrowing costs and lower profits for corporations.

66	Small Cap Value Portfolio

Small Cap Value Portfolio

However, we believe that a moderate increase does not necessarily pose a threat to equity valuations. Stock prices have historically been able to rise alongside interest rates, particularly when yields have remained under five percent (the yield on the ten-year Treasury note was 2.45% on December 31st).

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	32.39%	13.97%	7.77%
Russell 2000® Value Index	31.74%	15.07%	6.26%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	27.76%	14.61%	7.10%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a apportion of its assets in other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to a trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

    Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Home BancShares, Inc.	2.3%
East West Bancorp, Inc.	1.6%
Landstar System, Inc.	1.6%
Littelfuse, Inc.	1.4%
SVB Financial Group	1.4%
Belden, Inc.	1.4%
West Pharmaceutical Services, Inc.	1.2%
Prosperity Bancshares, Inc.	1.2%
BankUnited, Inc.	1.2%
Columbia Banking System, Inc.	1.2%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio	67

Small Cap Value Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.4%)
	Aaron’s, Inc.	173,900	5,563
*	American Public Education, Inc.	99,700	2,448
	BankUnited, Inc.	210,700	7,941
	Cable One, Inc.	4,900	3,046
	Capella Education Co.	61,800	5,426
*	Cavco Industries, Inc.	36,700	3,664
*	Crocs, Inc.	113,200	777
	Culp, Inc.	95,500	3,548
*	Dorman Products, Inc.	75,600	5,523
	Drew Industries, Inc.	72,000	7,758
	Ethan Allen Interiors, Inc.	81,200	2,992
	Fred’s, Inc. - Class A	124,359	2,308
*	Genesco, Inc.	30,300	1,882
	ILG, Inc.	134,100	2,437
*	Lumber Liquidators Holdings, Inc.	125,600	1,977
	New Media Investment Group, Inc.	211,400	3,380
*	Party City Holdco, Inc.	102,200	1,451
	Pier 1 Imports, Inc.	117,272	1,002
	Pool Corp.	65,000	6,782
*	Red Robin Gourmet Burgers, Inc.	43,000	2,425
	Scholastic Corp.	51,900	2,465
*	Sportsman’s Warehouse Holdings, Inc.	170,668	1,603
*	Steven Madden, Ltd.	103,400	3,697

	Total		80,095

	Consumer Staples (3.6%)
	Energizer Holdings, Inc.	73,500	3,279
*	Nomad Foods, Ltd.	351,500	3,364
	Pinnacle Foods, Inc.	56,100	2,999
*	Post Holdings, Inc.	40,200	3,232
	PriceSmart, Inc.	45,822	3,826
	SpartanNash Co.	112,200	4,436
	Vector Group, Ltd.	98,248	2,234

	Total		23,370

	Energy (4.1%)
*	Matador Resources Co.	214,500	5,525
	Oceaneering International, Inc.	90,900	2,564
*	Parsley Energy, Inc. - Class A	106,400	3,750
*	Rice Energy, Inc.	113,800	2,430
*	Tesco Corp.	292,000	2,409
*	TETRA Technologies, Inc.	337,800	1,696
	Western Refining, Inc.	93,400	3,535
*	WPX Energy, Inc.	334,200	4,869

	Total		26,778

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Financials (29.7%)
	Assured Guaranty, Ltd.	99,100	3,743
	Bats Global Markets, Inc.	101,629	3,406
	Beneficial Bancorp, Inc.	271,039	4,987
	CoBiz Financial, Inc.	207,300	3,501
	Columbia Banking System, Inc.	175,500	7,841
	Compass Diversified Holdings	149,400	2,674
*	Conyers Park Acquisition Corp.	95,100	1,032
	East West Bancorp, Inc.	209,098	10,628
	Employers Holdings, Inc.	93,200	3,691
	First Hawaiian, Inc.	76,585	2,667
	Glacier Bancorp, Inc.	169,600	6,145
*	Green Dot Corp. - Class A	143,000	3,368
	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	177,600	3,373
	Hercules Capital, Inc.	313,300	4,421
	Home BancShares, Inc.	532,900	14,799
	Hope Bancorp, Inc.	225,600	4,938
	Houlihan Lokey, Inc.	57,275	1,782
	Janus Capital Group, Inc.	191,400	2,540
	Kinsale Capital Group, Inc.	62,524	2,126
	Main Street Capital Corp.	68,500	2,519
	McGrath RentCorp	97,708	3,829
	Meridian Bancorp, Inc.	109,500	2,070
	National Bank Holdings Corp. - Class A	162,200	5,173
	Pinnacle Financial Partners, Inc.	46,800	3,243
	Popular, Inc.	155,500	6,814
	ProAssurance Corp.	124,700	7,008
	Prosperity Bancshares, Inc.	110,800	7,953
	Radian Group, Inc.	313,700	5,640
	Redwood Trust, Inc.	164,300	2,499
	RenaissanceRe Holdings, Ltd.	11,800	1,607
*	Safeguard Scientifics, Inc.	114,500	1,540
	Safety Insurance Group, Inc.	34,100	2,513
	Sandy Spring Bancorp, Inc.	46,100	1,844
	State Auto Financial Corp.	105,400	2,826
*	Stifel Financial Corp.	37,900	1,893
*	SVB Financial Group	52,300	8,978
	Synovus Financial Corp.	62,400	2,563
*	Texas Capital Bancshares, Inc.	56,700	4,445
	Towne Bank	216,600	7,202
	TPG Specialty Lending, Inc.	129,700	2,423

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	United Financial Bancorp, Inc.	265,600	4,823
	Webster Financial Corp.	101,533	5,511
	Wintrust Financial Corp.	73,600	5,341
	WSFS Financial Corp.	91,000	4,218

	Total		192,137

	Health Care (6.6%)
	Analogic Corp.	32,300	2,679
	Atrion Corp.	13,200	6,695
	Ensign Group, Inc.	49,000	1,088
*	Haemonetics Corp.	115,410	4,640
*	Halyard Health, Inc.	132,240	4,890
	National HealthCare Corp.	30,800	2,334
*	Quidel Corp.	158,900	3,404
*	Select Medical Holdings Corp.	191,300	2,535
*	Triple-S Management Corp. - Class B	83,000	1,718
*	WellCare Health Plans, Inc.	34,300	4,702
	West Pharmaceutical Services, Inc.	94,000	7,974

	Total		42,659

	Industrials (13.1%)
*	Aegion Corp.	194,700	4,614
	Applied Industrial Technologies, Inc.	62,000	3,683
*	Beacon Roofing Supply, Inc.	105,500	4,860
	Brady Corp. - Class A	88,500	3,323
	CIRCOR International, Inc.	59,000	3,828
*	Colfax Corp.	67,300	2,418
	CSS Industries, Inc.	89,100	2,412
	ESCO Technologies, Inc.	109,000	6,175
*	FTI Consulting, Inc.	69,200	3,119
*	Genesee & Wyoming, Inc. - Class A	63,300	4,394
	Hillenbrand, Inc.	59,790	2,293
	Kaman Corp.	50,900	2,491
*	Kirby Corp.	40,400	2,687
	KMG Chemicals, Inc.	97,200	3,780
	Landstar System, Inc.	119,000	10,151
	Matthews International Corp. - Class A	36,200	2,782
	MSA Safety, Inc.	35,500	2,461
*	Navigant Consulting, Inc.	192,700	5,045
*	RBC Bearings, Inc.	37,900	3,517
	Sun Hydraulics Corp.	73,800	2,950
	Triumph Group, Inc.	82,200	2,178
	Universal Forest Products, Inc.	40,700	4,159

The Accompanying Notes are an Integral Part of the Financial Statements.

68	Small Cap Value Portfolio

Small Cap Value Portfolio

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Universal Logistics Holdings, Inc.	116,593	1,906

	Total		85,226

	Information Technology (10.5%)
*	Advanced Energy Industries, Inc.	80,600	4,413
	Badger Meter, Inc.	83,400	3,082
	Belden, Inc.	118,800	8,883
	Brooks Automation, Inc.	155,000	2,646
	Cabot Microelectronics Corp.	56,900	3,594
*	Callidus Software, Inc.	151,600	2,547
	CSRA, Inc.	111,600	3,553
*	Harmonic, Inc.	506,200	2,531
	Intersil Corp. - Class A	171,700	3,829
*	Ixia	239,700	3,859
*	Knowles Corp.	281,600	4,705
	Littelfuse, Inc.	59,300	9,000
	Methode Electronics, Inc. - Class A	84,600	3,498
	Progress Software Corp.	120,700	3,854
*	Rightside Group, Ltd.	102,586	848
*	Rudolph Technologies, Inc.	80,800	1,887
	SYNNEX Corp.	44,700	5,410

	Total		68,139

	Materials (4.3%)
	American Vanguard Corp.	132,400	2,535
	Carpenter Technology Corp.	107,500	3,888

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
*	Clearwater Paper Corp.	81,900	5,369
	Innospec, Inc.	39,195	2,685
	Minerals Technologies, Inc.	85,700	6,620
	Myers Industries, Inc.	266,937	3,817
	Reliance Steel & Aluminum Co.	35,500	2,824

	Total		27,738

	Real Estate (8.0%)
	Acadia Realty Trust	145,000	4,739
	American Assets Trust, Inc.	36,600	1,577
	American Campus Communities, Inc.	60,000	2,986
	Cedar Realty Trust, Inc.	699,605	4,568
	Douglas Emmett, Inc.	89,500	3,272
	EastGroup Properties, Inc.	60,300	4,453
	First Potomac Realty Trust	380,060	4,169
	Healthcare Realty Trust, Inc.	91,200	2,765
	Kilroy Realty Corp.	54,900	4,020
	Potlatch Corp.	93,000	3,873
	PS Business Parks, Inc.	37,800	4,404
	Retail Opportunity Investments Corp.	104,900	2,217
	Saul Centers, Inc.	69,400	4,623
	Washington Real Estate Investment Trust	131,400	4,296

	Total		51,962

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (5.9%)
Atmos Energy Corp.	35,500	2,632
California Water Service Group	44,600	1,512
Chesapeake Utilities Corp.	80,800	5,410
El Paso Electric Co.	68,300	3,176
NorthWestern Corp.	91,200	5,187
NRG Energy, Inc.	193,900	2,377
ONE Gas, Inc.	105,900	6,773
PNM Resources, Inc.	205,200	7,038
Portland General Electric Co.	89,500	3,878

Total		37,983

Total Common Stocks
(Cost: $425,941)		636,087

Total Investments (98.2%)
(Cost: $425,941)(a)		636,087

Other Assets, Less		11,743
Liabilities (1.8%)

Net Assets (100.0%)		647,830

*	Non-Income Producing

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $426,682 and the net unrealized appreciation of investments based on that cost was $209,405 which is comprised of $219,18,5 aggregate gross unrealized appreciation and $9,780 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$636,087	$-	$-
Total Assets:	$636,087	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	69

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$523 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

Market Overview

Following the November election of Donald Trump as the next U.S. president, the biggest winners worldwide were more economically-sensitive companies with very cheap stock prices, a relatively high level of debt on their balance sheets and above-average volatility—the kind of companies the Portfolio tends not to invest in. In addition, many overseas equity markets faced political uncertainties and currency headwinds from the strong U.S. dollar. Within the MSCI EAFE® Growth Index, U.K. stocks posted a modest decline in U.S. dollar terms, as the country continued to struggle with the after-effects of its June vote to leave the European Union, or Brexit. Returns in Japan were basically flat and returns in continental Europe were modestly negative. Central banks remained accommodative, with ultra-low and negative interest rates amid a stabilizing but still sluggish economic backdrop. However, stocks in many emerging markets declined, hurt by the strong U.S. dollar and the prospect of higher U.S. interest rates.

Portfolio Results

The Portfolio returned (3.41%) for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned (2.66%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the International Multi-Cap Growth Funds peer group was (1.09%) for 2016.

Underweights in the Industrials and Materials sectors hurt relative results during the year. These sectors, which were heavily populated by cyclical businesses with higher debt loads, are not typically favored by the Portfolio’s investment process. Stock selection in the Industrials and Consumer Staples sectors also weighed down relative returns.

Weak performance in the Industrials sector was driven by an out-of-benchmark position in Berendsen PLC, a provider of uniform and linen services to hospitals, hotels and restaurants in the U.K. and several other European countries. After the “Brexit” vote, the company issued its first profit warning since 2008. The sharply negative market reaction appeared overdone given that Berendsen PLC’s business mix had become less cyclical over the past several years. The portfolio manager continued to monitor the company for signs that pricing power may be waning.

Within the Consumer Staples sector, overweights in Associated British Foods PLC, Anheuser-Busch Inbev NV and Japan Tobacco, Inc. hurt. Associated British Foods PLC, the parent company of value apparel retailer Primark Stores Limited, was hit hard by the “Brexit” vote. The retailer relies on overseas manufacturing and favorable E.U. trade regulations. Margins in the company’s food business were also squeezed by rising input costs during the year. Anheuser-Busch Inbev NV and Japan Tobacco, Inc. both lagged the Index as investors moved out of high dividend stocks and into more cyclical fare after the U.S. Federal Reserve Bank increased interest rates.

On the positive side, stock selection in the Consumer Discretionary and Financials sectors helped offset much of the negative performance elsewhere. A sizeable overweighting in InterContinental Hotels Group PLC did well after the Chinese economy showed signs of stabilization mid-year.

In the Financials sector, an out-of-benchmark stake in Berkshire Hathaway, Inc., one of the world’s highest quality insurers, benefited from strength in the U.S. economy as well as higher interest rates.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

70	International Growth Portfolio

International Growth Portfolio (unaudited)

In general, the Portfolio generates very low turnover. Regardless of the macro-environment, we look for companies with multiyear structural growth drivers, pricing power and attractive valuations. Europe continues to be an important source of new ideas for the Portfolio. Following significant underperformance over the last twelve months within many peripheral European markets, coupled with improved economic prospects, we are once again finding incremental opportunities in countries such as Spain and Italy.

We also remain enthusiastic about Japanese small-caps. The government’s push toward corporate governance reform is beginning to take hold within select Japanese companies. If this continues, one might reasonably expect the Portfolio’s Japan underweight to narrow.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
International Growth Portfolio	-3.41%	5.08%	-0.34%
MSCI EAFE® Growth Index (Gross)	-2.66%	7.06%	2.01%
MSCI® All Country World (ex-US) Growth Index (Gross)	0.49%	5.71%	1.87%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average	-1.09%	6.18%	1.35%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Nestle SA	5.7%
Anheuser-Busch InBev SA/NV	3.5%
CSL, Ltd.	3.0%
Roche Holding AG	2.9%
Industria de Diseno Textil SA	2.8%
Novartis AG	2.5%
SAP SE	2.4%
Visa, Inc.	2.3%
Reckitt Benckiser Group PLC	2.3%
Mastercard, Inc.	2.1%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio	71

International Growth Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.7%)
	Autoliv, Inc.	United States	57,200	6,472
	DENSO Corp.	Japan	146,500	6,346
	Domino’s Pizza, Inc.	United States	27,714	4,413
	Industria de Diseno Textil SA	Spain	429,311	14,656
	Informa PLC	United Kingdom	601,912	5,044
	InterContinental Hotels Group PLC, ADR	United Kingdom	234,716	10,405
*	Mohawk Industries, Inc.	United States	26,400	5,272
	Naspers, Ltd. - Class N	South Africa	44,600	6,541
	USS Co., Ltd.	Japan	455,200	7,252

	Total			66,401

	Consumer Staples (19.2%)
	Alimentation Couche-Tard, Inc.	Canada	48,700	2,208
	Anheuser-Busch InBev SA/NV	Belgium	174,700	18,491
	BGF retail Co., Ltd.	South Korea	47,305	3,204
	Clicks Group, Ltd.	South Africa	275,469	2,317
	Fomento Economico Mexicano SAB de CV, ADR	Mexico	36,700	2,797
	Japan Tobacco, Inc.	Japan	212,300	6,982
	Molson Coors Brewing Co.	United States	30,800	2,997
	Nestle SA	Switzerland	419,100	30,065
	Philip Morris International, Inc.	United States	79,700	7,292
	PriceSmart, Inc.	United States	24,600	2,054
	Reckitt Benckiser Group PLC	United Kingdom	140,133	11,892
	Reynolds American, Inc.	United States	108,100	6,058
	Svenska Cellulosa AB SCA	Sweden	144,000	4,067

	Total			100,424

	Energy (0.3%)
	Pason Systems, Inc.	Canada	116,400	1,703

	Total			1,703

	Financials (9.4%)
	AIA Group, Ltd.	Hong Kong	1,823,288	10,287
	Azimut Holding SpA	Italy	70,500	1,177
*	Berkshire Hathaway, Inc.	United States	40,400	6,584
	Housing Development Finance Corp., Ltd.	India	204,659	3,804
	Jyske Bank A/S	Denmark	57,900	2,760
	KBC Group NV	Belgium	43,667	2,704
	Moody’s Corp.	United States	33,200	3,130
	MSCI, Inc.	United States	38,700	3,049
	Prudential PLC	United Kingdom	413,159	8,287
	S&P Global, Inc.	United States	34,700	3,731
	Svenska Handelsbanken AB	Sweden	269,300	3,742

	Total			49,255

	Health Care (16.4%)
	Astellas Pharma, Inc.	Japan	478,600	6,648
	Bayer AG	Germany	95,105	9,924

	Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	China Biologic Products, Inc.	United States	26,700	2,871
	CSL, Ltd.	Australia	213,120	15,443
	Essilor International SA	France	46,437	5,247
	Hoya Corp.	Japan	115,200	4,841
	Novartis AG	Switzerland	176,517	12,845
	Novo Nordisk A/S, ADR	Denmark	130,599	4,683
	Olympus Corp.	Japan	140,300	4,850
	ResMed, Inc.	United States	54,700	3,394
	Roche Holding AG	Switzerland	66,513	15,193

	Total			85,939

	Industrials (12.1%)
	ANDRITZ AG	Austria	125,354	6,294
	Assa Abloy AB	Sweden	541,800	10,056
	Atlas Copco AB	Sweden	177,700	5,413
	Auckland International Airport, Ltd.	New Zealand	350,000	1,520
	BAE Systems PLC	United Kingdom	593,700	4,328
	Berendsen PLC	United Kingdom	247,600	2,656
	East Japan Railway Co.	Japan	60,500	5,228
	Fagerhult AB	Sweden	119,200	3,055
	Howden Joinery Group PLC	United Kingdom	247,700	1,172
	Interpump Group SpA	Italy	180,400	2,953
	MISUMI Group, Inc.	Japan	192,800	3,174
	OSG Corp.	Japan	138,600	2,730
	Prosegur Cia de Seguridad SA	Spain	378,400	2,366
	Schindler Holding AG	Switzerland	36,705	6,463
	SHO-BOND Holdings Co., Ltd.	Japan	62,000	2,583
	Transurban Group	Australia	454,641	3,386

	Total			63,377

	Information Technology (16.5%)
*	58.com, Inc., ADR	Cayman Islands	48,200	1,350
*	Alibaba Group Holding, Ltd., ADR	China	31,179	2,738
*	Alphabet, Inc.	United States	10,400	8,241
	Amadeus IT Group SA	Spain	170,700	7,757
	ASML Holding NV	Netherlands	73,500	8,251
	Keyence Corp.	Japan	14,300	9,813
	Mastercard, Inc.	United States	107,100	11,058
	Nintendo Co., Ltd.	Japan	10,900	2,289
	Playtech PLC	Isle Of Man	219,967	2,239
	Rightmove PLC	United Kingdom	27,400	1,318
	SAP SE	Germany	141,392	12,325
	Spectris PLC	United Kingdom	50,000	1,425
	SS&C Technologies Holdings, Inc.	United States	42,600	1,218
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	744,000	4,190
	Visa, Inc.	United States	156,825	12,236

	Total			86,448

The Accompanying Notes are an Integral Part of the Financial Statements.

72	International Growth Portfolio

International Growth Portfolio

Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Materials (6.3%)
CRH PLC, ADR	Ireland	295,400	10,156
Elementis PLC	United Kingdom	360,000	1,231
Franco-Nevada Corp.	Canada	39,400	2,356
James Hardie Industries PLC	Ireland	508,640	8,064
Martin Marietta Materials, Inc.	United States	24,200	5,361
The Sherwin-Williams Co.	United States	15,100	4,058
Tikkurila Oyj	Finland	84,300	1,669

Total			32,895

Real Estate (2.5%)
Azrieli Group, Ltd.	Israel	38,000	1,648
BUWOG AG	Austria	102,653	2,387
Hispania Activos Inmobiliarios SOCIMI SA	Spain	103,060	1,215

Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Merlin Properties Socimi SA	Spain	126,400	1,374
Mitsui Fudosan Co., Ltd.	Japan	208,000	4,814
Shaftesbury PLC	United Kingdom	115,800	1,297

Total			12,735

Telecommunication Services (0.4%)
Safaricom, Ltd.	Kenya	11,909,500	2,226

Total			2,226

Total Common Stocks
(Cost: $514,030)			501,403

Total Investments (95.8%)
(Cost: $514,030)(a)			501,403

Other Assets, Less
Liabilities (4.2%)			21,719

Net Assets (100.0%)			523,122

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $515,854 and the net unrealized depreciation of investments based on that cost was $14,451 which is comprised of $20,190 aggregate gross unrealized appreciation and $34,641 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United States	19.0%
Japan	12.9%
Switzerland	12.3%
United Kingdom	9.4%
Spain	5.2%
Sweden	5.0%
Other	32.0%
Total	95.8%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$501,403	$-	$-
Total Assets:	$501,403	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	73

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$500 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. A team of research analysts selects investments for the Portfolio using a “bottom up” investment approach. MFS® allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

Market Overview

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve Bank increased interest rates by 25 basis points at the end of the period, the second hike of the cycle, which began in December 2015. However, central bank policy remained highly accommodative on the global stage, which forced many government – and even some corporate – bond yields into negative territory during the period. During the first half, the U.K. voted to leave the European Union (“E.U.”). While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to E.U. cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Portfolio Results

The Portfolio returned (1.12%) for the twelve months ended December 31, 2016. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index (the “Index”) and the MSCI EAFE® Index, returned 5.01% and 1.51%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return of the International Multi-Cap Core Funds peer group was 0.95% for 2016.

Weak stock selection in the Financials sector detracted from performance relative to the Index. Within this sector, the timing of the portfolio’s ownership in shares of financial services companies Mitsubishi UFJ Financial Group (Japan) and HSBC (U.K.) weighed on relative results. Additionally, overweight positions in financial services firm Lloyds Banking Group (U.K.) and investment management and banking firm UBS Group (Switzerland) also hurt relative returns.

Stock selection in both the Capital Goods and Energy sectors also held back relative returns. Within the Capital Goods sector, an overweight position in Japanese-based automotive component manufacturer Denso weighed on relative performance. Within the Energy sector, the Portfolio’s timing of ownership in shares of global energy and petrochemicals company Royal Dutch Shell (U.K.) hampered relative results.

A combination of weak stock selection and an overweight allocation to the Health Care sector were additional factors that weighed on relative performance. Within this sector, the Portfolio’s overweight positions in pharmaceutical companies Roche Holding (Switzerland), Santen Pharmaceuticals Co. (Japan) and Novartis (Switzerland) dampened relative returns.

Strong stock selection in the Information Technology sector boosted relative performance. Within this sector, the Portfolio’s overweight positions in digital products manufacturer ARM (U.K.) and semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) aided relative performance.

Elsewhere, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), mining operator Rio Tinto (Australia), mining giant BHP Billiton (U.K.), integrated oil company BP PLC (U.K.), air conditioning system manufacturer Daikin Industries, Ltd. (Japan), medical products and equipment manufacturer Terumo Corp. (Japan) and financial services group DNB (Norway) bolstered relative performance. Additionally, not owning shares of pharmaceutical company Novo Nordisk (Denmark) also supported relative results.

74	Research International Core Portfolio

Research International Core Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the general foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Research International Core Portfolio	-1.12%	4.84%	-0.01%
MSCI® All Country World (ex-US) Index (Gross)	5.01%	5.48%	0.60%
MSCI EAFE® Index (Gross)	1.51%	7.02%	0.38%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average	0.95%	5.85%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Nestle SA	3.5%
Novartis AG	3.1%
Roche Holding AG	3.0%
Bayer AG	2.3%
Schneider Electric SE	2.1%
KDDI Corp.	1.7%
BP PLC	1.7%
BNP Paribas SA	1.7%
Linde AG	1.6%
Danone SA	1.6%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio	75

Research International Core Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.1%)
*	Dufry AG	Switzerland	17,367	2,166
*	Esprit Holdings, Ltd.	Hong Kong	1,250,500	982
	GKN PLC	United Kingdom	1,693,486	6,923
	Koito Manufacturing Co., Ltd.	Japan	89,400	4,735
	LVMH Moet Hennessy Louis Vuitton SE	France	33,426	6,383
	Paddy Power Betfair PLC	Ireland	22,058	2,385
	Ryohin Keikaku Co., Ltd.	Japan	11,100	2,176
	Techtronic Industries Co., Ltd.	Hong Kong	1,037,500	3,719
	USS Co., Ltd.	Japan	372,100	5,928
	Whitbread PLC	United Kingdom	54,355	2,529
	WPP PLC	United Kingdom	233,131	5,218
*	Yum China Holdings, Inc.	United States	82,792	2,163

	Total			45,307

	Consumer Staples (11.3%)
	Ambev SA, ADR	Brazil	472,332	2,319
	Danone SA	France	127,013	8,049
	Japan Tobacco, Inc.	Japan	199,100	6,548
	L’Oreal SA	France	42,468	7,752
	Nestle SA	Switzerland	240,482	17,252
	PriceSmart, Inc.	United States	26,363	2,201
	Reckitt Benckiser Group PLC	United Kingdom	92,802	7,875
	Sundrug Co., Ltd.	Japan	62,900	4,354

	Total			56,350

	Energy (5.7%)
	BP PLC	United Kingdom	1,337,595	8,401
*	Cairn Energy PLC	United Kingdom	685,975	1,994
	Enbridge, Inc.	Canada	72,201	3,038
	Eni SPA	Italy	379,000	6,172
	Galp Energia SGPS SA	Portugal	268,853	4,016
	Oil Search, Ltd.	Australia	560,890	2,902
	Technip SA	France	26,086	1,862

	Total			28,385

	Financials (20.9%)
	ABN AMRO Group NV	Netherlands	151,667	3,361
	AEON Financial Service Co., Ltd.	Japan	328,100	5,831
	AIA Group, Ltd.	Hong Kong	1,278,000	7,210
	AMP, Ltd.	Australia	1,061,106	3,859
	Aon PLC	United Kingdom	49,226	5,490
	Barclays PLC	United Kingdom	2,212,324	6,092
	BNP Paribas SA	France	131,561	8,385
	Cerved Information Solutions SPA	Italy	147,477	1,225
	DNB ASA	Norway	334,867	4,979
	Element Fleet Management Corp.	Canada	231,909	2,152
	HDFC Bank, Ltd., ADR	India	75,560	4,585
	Hiscox, Ltd.	Bermuda	252,221	3,161
	Intesa Sanpaolo SPA	Italy	2,780,965	7,102

	Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Julius Baer Group, Ltd.	Switzerland	73,054	3,245
	KBC Group NV	Belgium	86,191	5,338
	Lloyds Banking Group PLC	United Kingdom	8,672,285	6,681
	Sumitomo Mitsui Financial Group, Inc.	Japan	174,700	6,667
	Swiss Re AG	Switzerland	46,939	4,448
	UBS Group AG	Switzerland	508,417	7,964
*	Zurich Insurance Group AG	Switzerland	24,649	6,787

	Total			104,562

	Health Care (10.5%)
	Bayer AG	Germany	108,088	11,279
	Novartis AG	Switzerland	209,583	15,251
	Roche Holding AG	Switzerland	65,678	15,002
	Santen Pharmaceutical Co., Ltd.	Japan	528,500	6,467
	Shionogi & Co., Ltd.	Japan	60,200	2,884
	Terumo Corp.	Japan	42,500	1,569

	Total			52,452

	Industrials (13.1%)
	Aena SA	Spain	14,494	1,978
	Brambles, Ltd.	Australia	691,679	6,189
	Daikin Industries, Ltd.	Japan	72,700	6,677
	GEA Group AG	Germany	120,410	4,846
	Kubota Corp.	Japan	464,100	6,625
	Legrand SA	France	42,498	2,413
	Mitsubishi Corp.	Japan	131,700	2,806
	RELX NV	Netherlands	447,363	7,530
	Schindler Holding AG	Switzerland	30,127	5,314
	Schneider Electric SE	France	147,887	10,292
	TOTO, Ltd.	Japan	150,400	5,952
	Yamato Holdings Co., Ltd.	Japan	240,300	4,886

	Total			65,508

	Information Technology (9.7%)
*	Alibaba Group Holding, Ltd., ADR	Cayman Islands	44,450	3,903
	Amadeus IT Group SA - Class A	Spain	89,663	4,075
	Broadcom, Ltd.	Singapore	18,988	3,357
*	Check Point Software Technologies, Ltd.	Israel	40,450	3,416
*	Cognizant Technology Solutions Corp. - Class A	United States	123,801	6,937
*	Just Eat PLC	United Kingdom	338,264	2,432
	Mastercard, Inc.	United States	62,542	6,457
*	Mellanox Technologies, Ltd.	Israel	53,308	2,180
	NAVER Corp.	South Korea	4,630	2,971
	Nomura Research Institute, Ltd.	Japan	64,759	1,973
	Samsung Electronics Co., Ltd.	South Korea	2,712	4,046
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,187,189	6,686

	Total			48,433

The Accompanying Notes are an Integral Part of the Financial Statements.

76	Research International Core Portfolio

Research International Core Portfolio

	Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Materials (8.8%)
	Akzo Nobel NV	Netherlands	116,885	7,307
	Croda International PLC	United Kingdom	133,843	5,272
	Iluka Resources, Ltd.	Australia	464,570	2,437
	Linde AG	Germany	49,496	8,133
	Nippon Paint Holdings Co., Ltd.	Japan	110,000	2,998
	Orica, Ltd.	Australia	273,383	3,488
	Rio Tinto PLC	United Kingdom	160,841	6,261
	Sika AG	Switzerland	870	4,180
	Symrise AG	Germany	67,763	4,125

	Total			44,201

	Real Estate (2.4%)
*	LEG Immobilien AG	Germany	86,001	6,681
	Mitsui Fudosan Co., Ltd.	Japan	224,000	5,184

	Total			11,865

	Telecommunication Services (4.4%)
	BT Group PLC	United Kingdom	924,507	4,180
	Hellenic Telecommunications Organization SA	Greece	94,556	889
	KDDI Corp.	Japan	336,100	8,511
	SoftBank Group Corp.	Japan	76,400	5,076
	Vodafone Group PLC	United Kingdom	1,360,370	3,350

	Total			22,006

	Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Utilities (3.0%)
	APA Group	Australia	560,200	3,464
	China Resources Gas Group, Ltd.	Hong Kong	1,082,000	3,042
	Enel SPA	Italy	1,131,511	4,988
	Engie SA	France	281,358	3,590

	Total			15,084

	Total Common Stocks
	(Cost: $498,496)			494,153

	Short-Term Investments (0.3%)

	US Government & Agencies (0.3%)
(r)	Federal Home Loan Bank, 0.300%, 1/3/17	United States	1,500,000	1,500

	Total Short-Term Investments
	(Cost: $1,500)			1,500

	Total Investments (99.2%)
	(Cost: $499,996)(a)			495,653

	Other Assets, Less
	Liabilities (0.8%)			3,996

	Net Assets (100.0%)			499,649

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $504,606 and the net unrealized depreciation of investments based on that cost was $8,953 which is comprised of $27,404 aggregate gross unrealized appreciation and $36,357 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	19.6%
Switzerland	16.3%
United Kingdom	14.5%
France	9.8%
Germany	7.0%
Other	32.0%
Total	99.2%

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$494,153	$-	$-
Short-Term Investments	-	1,500	-
Total Assets:	$494,153	$1,500	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	77

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.6 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that are believed to be undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Market Overview

The global economy grew moderately during 2016 despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI® All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal, generally encouraging global economic data, expectations of higher interest rates and inflation in the U.S. driven by talk of expansionary fiscal policies under new U.S. President Donald Trump, and an Organization of the Petroleum Exporting Countries (OPEC) deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

Portfolio Results

The Portfolio returned 2.89% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned 5.01%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return for the International Multi-Cap Value Funds peer group was 5.52% for 2016.

Stocks in the Financials sector rebounded strongly near period-end as interest rates rose and growth expectations improved, though the late recovery failed to overcome earlier weakness. Stock selection in the sector detracted from the Portfolio’s relative performance. European banks lagged but remained abundantly cheap in the assessment of the portfolio manager, relative to U.S. peers.

An overweighting in the Health Care sector detracted amid a sharp and sustained decline following political criticism during the U.S. election cycle. Israeli drug manufacturer Teva Pharmaceutical Industries performed poorly, though the portfolio manager believed the stock remained potentially well positioned for growth over a long-term horizon. Sector fundamentals more broadly continued to impress, characterized by high returns on equity, strong cash flows and low leverage.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Turning to contributors, stock selection in the Information Technology sector benefited the Portfolio’s relative results, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics. The company’s shares rose as the firm recovered from a high-profile product recall and introduced more shareholder-friendly governance initiatives.

The Portfolio’s significantly overweighted Energy sector position benefited relative results amid rebounding oil prices, and U.K. oil major Royal Dutch Shell performed well. Holdings in the Materials sector also contributed to relative performance, led by Swiss miner Glencore.

Regionally, an underweighting in North America detracted from results, while stock selection in Europe and Asia contributed.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

Value oriented stocks have been bouncing off an extremely low base and, notwithstanding the risk of temporary consolidation should stocks periodically get ahead of themselves, the longer-term prospects for our investment philosophy remain attractive

78	International Equity Portfolio

International Equity Portfolio (unaudited)

to us. We are watching specifically for any meaningful improvements in the earnings of value stocks, which could drive the next leg of performance for a style that has thus far benefited primarily from higher valuation multiples. Conversely, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and sustainably generate cash flows—like equities—appear to us far better positioned.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
International Equity Portfolio	2.89%	6.24%	1.47%
MSCI® All Country World (ex-US) Index (Gross)	5.01%	5.48%	1.42%
MSCI EAFE® Index (Gross)	1.51%	7.02%	1.22%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	5.52%	6.54%	0.86%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	2.8%
BP PLC	2.0%
Royal Dutch Shell PLC - Class B	1.9%
Credit Agricole SA	1.8%
Teva Pharmaceutical Industries, Ltd., ADR	1.8%
Galp Energia SGPS SA	1.7%
HSBC Holdings PLC	1.7%
Singapore Telecommunications, Ltd.	1.6%
Merck KGaA	1.6%
Eni SpA	1.6%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio	79

International Equity Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (97.8%)	Country	Shares/ $ Par	Value $(000’s)

	Consumer Discretionary (8.5%)
	Cie Generale des Etablissements Michelin	France	157,858	17,564
	Haier Electronics Group Co., Ltd.	China	7,494,550	11,791
*	Hyundai Mobis Co., Ltd.	South Korea	82,150	17,956
	Hyundai Motor Co.	South Korea	154,950	18,731
	Kingfisher PLC	United Kingdom	4,233,390	18,276
	Nissan Motor Co., Ltd.	Japan	2,477,990	24,923
	Panasonic Corp.	Japan	777,380	7,912
	Sky PLC	United Kingdom	1,290,860	15,765
	Toyota Motor Corp.	Japan	98,220	5,780

	Total			138,698

	Consumer Staples (2.3%)
	Kirin Holdings Co., Ltd.	Japan	863,000	14,041
	METRO AG	Germany	216,890	7,211
	Suntory Beverage & Food, Ltd.	Japan	401,300	16,670

	Total			37,922

	Energy (13.8%)
	BP PLC	United Kingdom	5,217,670	32,769
	Eni SpA	Italy	1,605,485	26,144
	Galp Energia SGPS SA	Portugal	1,849,900	27,632
	Inpex Corp.	Japan	952,120	9,539
	Kunlun Energy Co., Ltd.	China	13,549,350	10,134
	Petrofac, Ltd.	United Kingdom	1,304,120	13,967
*	Precision Drilling Corp.	Canada	2,444,630	13,328
	PTT Exploration & Production PCL	Thailand	1,876,300	5,043
	Royal Dutch Shell PLC - Class B	United Kingdom	1,055,335	30,616
	SBM Offshore NV	Netherlands	1,371,290	21,530
	Suncor Energy, Inc.	Canada	255,440	8,352
	TOTAL SA	France	485,560	24,902

	Total			223,956

	Financials (21.1%)
	Aegon NV	Netherlands	3,999,610	22,011
	AIA Group, Ltd.	Hong Kong	2,679,820	15,119
	AXA SA	France	744,155	18,788
	Bangkok Bank PCL	Thailand	3,425,000	15,255
	Barclays PLC	United Kingdom	9,127,140	25,134
	BNP Paribas SA	France	371,430	23,674
	China Life Insurance Co., Ltd.	China	5,246,010	13,665
	Credit Agricole SA	France	2,406,300	29,839
	DBS Group Holdings, Ltd.	Singapore	2,175,000	26,043
*	Deutsche Boerse AG	Germany	89,700	7,322
	Hana Financial Group, Inc.	South Korea	344,710	8,919
	HSBC Holdings PLC	United Kingdom	3,420,937	27,462
	ING Groep NV	Netherlands	1,729,712	24,344
*	KB Financial Group, Inc., ADR	South Korea	237,530	8,382
*	Standard Chartered PLC	United Kingdom	3,117,162	25,493

	Common Stocks (97.8%)	Country	Shares/ $ Par	Value $(000’s)

	Financials continued
	Swiss Re AG	Switzerland	182,382	17,284
	UBS Group AG	Switzerland	1,171,840	18,355
	UNIQA Insurance Group AG	Austria	1,268,484	9,614
	United Overseas Bank, Ltd.	Singapore	477,240	6,723

	Total			343,426

	Health Care (13.6%)
	Bayer AG	Germany	209,050	21,814
	Draegerwerk AG & Co. KGaA	Germany	92,710	7,758
	Getinge AB - Class B	Sweden	591,650	9,488
	GlaxoSmithKline PLC	United Kingdom	749,200	14,422
	Merck KGaA	Germany	251,030	26,200
*	MorphoSys AG	Germany	256,240	13,149
*	QIAGEN NV	Netherlands	393,320	11,046
	Roche Holding AG	Switzerland	96,190	21,972
	Sanofi	France	304,975	24,687
	Shanghai Pharmaceuticals Holding Co., Ltd.	China	5,366,610	12,305
	Sinopharm Group Co., Ltd.	China	2,825,200	11,640
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	795,050	28,821
	UCB SA	Belgium	275,350	17,655

	Total			220,957

	Industrials (9.5%)
*	ABB, Ltd.	Switzerland	828,830	17,483
	BAE Systems PLC	United Kingdom	2,178,300	15,879
	Cie de Saint-Gobain	France	497,070	23,156
	CK Hutchison Holdings, Ltd.	Cayman Islands	2,040,070	23,125
	CRRC Corp., Ltd.	China	18,229,000	16,361
	Deutsche Lufthansa AG	Germany	1,149,900	14,852
	Siemens AG	Germany	141,290	17,372
	Siemens AG, ADR	Germany	50,780	6,217
*	Toshiba Corp.	Japan	5,980,020	14,485
	Weichai Power Co., Ltd.	China	3,813,400	5,872

	Total			154,802

	Information Technology (9.5%)
*	Baidu, Inc., ADR	China	72,720	11,956
	Catcher Technology Co., Ltd.	Taiwan	605,330	4,207
*	GCL-Poly Energy Holdings, Ltd.	China	39,247,930	4,707
	Infineon Technologies AG	Germany	1,081,590	18,797
	Konica Minolta, Inc.	Japan	2,077,820	20,641
	Omron Corp.	Japan	119,700	4,594
	Quanta Computer, Inc.	Taiwan	4,807,820	8,995
	Samsung Electronics Co., Ltd.	South Korea	30,140	44,968
	SAP SE	Germany	157,730	13,749
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,068,665	22,913

	Total			155,527

The Accompanying Notes are an Integral Part of the Financial Statements.

80	International Equity Portfolio

International Equity Portfolio

	Common Stocks (97.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Materials (8.2%)
	Akzo Nobel NV	Netherlands	336,140	21,014
	CRH PLC	Ireland	558,050	19,463
*	Glencore PLC	Switzerland	3,927,240	13,424
	HeidelbergCement AG	Germany	249,870	23,312
	LANXESS AG	Germany	334,970	21,985
	Sumitomo Metal Mining Co., Ltd.	Japan	1,034,700	13,342
	thyssenkrupp AG	Germany	378,970	9,032
	Yara International ASA	Norway	287,569	11,322

	Total			132,894

	Real Estate (1.4%)
	Cheung Kong Property Holdings, Ltd.	Hong Kong	2,040,070	12,509
	Mitsui Fudosan Co., Ltd.	Japan	448,000	10,369

	Total			22,878

	Telecommunication Services (8.9%)
	China Mobile, Ltd.	China	1,336,200	14,164
	China Telecom Corp., Ltd. - Class H	China	45,412,160	20,965
	Singapore Telecommunications, Ltd.	Singapore	10,531,850	26,545
	SoftBank Group Corp.	Japan	362,440	24,080
	Telefonica Deutschland Holding AG	Germany	1,447,650	6,202

	Common Stocks (97.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services continued
	Telefonica SA	Spain	1,849,605	17,173
	Telenor ASA	Norway	1,440,340	21,517
	Vodafone Group PLC	United Kingdom	5,878,824	14,479

	Total			145,125

	Utilities (1.0%)
*	Innogy SE	Germany	453,620	15,762

	Total			15,762

	Total Common Stocks
	(Cost: $1,529,241)			1,591,947

	Short-Term Investments (2.1%)

	US Government & Agencies (2.1%)
(r)	Federal Agricultural Mortgage Corp., 0.175%, 1/3/17	United States	22,800,000	22,800
(r)	Federal Home Loan Mortgage Corp., 0.225%, 1/3/17	United States	11,400,000	11,400

	Total			34,200

	Total Short-Term Investments
	(Cost: $34,199)			34,200

	Total Investments (99.9%)
	(Cost: $1,563,440)(a)			1,626,147

	Other Assets, Less
	Liabilities (0.1%)			2,120

	Net Assets (100.0%)			1,628,267

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $1,564,947 and the net unrealized appreciation of investments based on that cost was $61,200 which is comprised of $214,087 aggregate gross unrealized appreciation and $152,887 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	14.4%
Germany	14.2%
Japan	10.2%
France	10.0%
China	8.2%
Netherlands	6.1%
South Korea	6.1%
Switzerland	5.4%
Other	25.3%
Total	99.9%

(r)	Rates are discount rates at the time of purchase.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	81

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Energy	$218,913	$5,043	$-
All Others	1,367,991	-	-
Short-Term Investments	-	34,200	-
Total Assets:	$1,586,904	$39,243	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

82	International Equity Portfolio

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$522 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors that demonstrate that the country’s financial and capital markets are in the development phase. The Portfolio may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.

Market Overview

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the year, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Portfolio Results

The Portfolio returned 9.06% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned 11.60%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Emerging Markets Funds peer group was 9.09% for 2016.

Weak stock selection within the Consumer Discretionary sector detracted from relative performance. The Portfolio’s holdings of footwear retailer Stella International Holdings, Ltd. (China), apparel retailer Global Brands Group Holding, Ltd. (China) and electrical and electronic products manufacturer Techtronic Industries Co., Ltd. (China) weighed on relative returns.

The Portfolio’s underweight allocation to the Materials sector also hindered relative results. Within this sector, not holding shares of strong-performing mining company Vale (Brazil) held back relative performance.

The Financials sector was also an area of weakness for the Portfolio. Within this sector, underweight positions in Brazilian banking firm Banco Bradesco and Russian bank Sberbank of Russia, and not holding shares of Brazilian bank Itau Unibanco, dampened relative returns.

Elsewhere, the Portfolio’s overweight position in personal hygiene products maker Hengan International Group Co., Ltd. (China), not holding shares of oil and gas producer Petroleo Brasileiro (Brazil) and ownership of IT company Cognizant Technology Solutions Corp. further weighed on relative performance.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, was also a detractor from relative performance. All of the Portfolio’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the Index.

Security selection and an overweight position in the Information Technology sector aided results relative to the Index. Within this sector, the Portfolio’s overweight positions in Taiwanese semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd. and optoelectronic components manufacturer Largan Precision (Taiwan), combined with holding shares of semiconductor equipment manufacturer ASM Pacific Technology (China), lifted relative returns.

Strong stock selection in the Health Care sector also supported relative performance. An overweight position in Brazilian insurance and health care provider Qualicorp lifted returns within this sector.

An underweight position and security selection in the Industrials sector further benefited relative returns. However, there were no individual stocks within this sector that were among the top relative contributors for the reporting period.

Emerging Markets Equity Portfolio	83

Emerging Markets Equity Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, basing our investment decisions primarily on fundamental analysis and our view of their potential in light of the broader market environment, including economic, political and regulatory conditions. As a result, the Portfolio’s sector and industry allocations will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Emerging Markets Equity Portfolio	9.06%	0.23%	-0.34%
MSCI® Emerging Markets Index (Gross)	11.60%	1.64%	1.52%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	9.09%	1.56%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

    Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	5.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.2%
Alibaba Group Holding, Ltd., ADR	3.7%
LUKOIL PJSC, ADR	2.9%
Housing Development Finance Corp., Ltd.	2.8%
China Construction Bank Corp. - Class H	2.5%
Tencent Holdings, Ltd.	2.1%
Dufry AG	2.0%
Yum China Holdings, Inc.	1.9%
Cognizant Technology Solutions Corp.	1.8%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

84	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2016

	Common Stocks (97.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (18.0%)
	Alsea SAB de CV	Mexico	700,167	2,000
	China Maple Leaf Educational Systems, Ltd.	Cayman Islands	4,578,000	3,040
*	Coway Co., Ltd.	South Korea	91,384	6,681
*	Ctrip.com International, Ltd., ADR	China	139,963	5,598
*	Dufry AG	Switzerland	81,689	10,188
	Ford Otomotiv Sanayi AS	Turkey	314,194	2,724
*	Global Brands Group Holding, Ltd.	Bermuda	43,290,000	5,750
	Imperial Holdings, Ltd.	South Africa	472,869	6,282
	Jollibee Foods Corp.	Philippines	574,700	2,243
	Kia Motors Corp.	South Korea	120,881	3,928
	Kroton Educacional SA	Brazil	980,300	4,015
*	MakeMyTrip, Ltd.	India	172,148	3,822
	Naspers, Ltd. - Class N	South Africa	50,286	7,375
	SACI Falabella	Chile	563,673	4,476
	Stella International Holdings, Ltd.	Hong Kong	2,885,000	4,651
	Techtronic Industries Co., Ltd.	Hong Kong	2,378,500	8,527
	Titan Co., Ltd.	India	608,166	2,921
*	Yum China Holdings, Inc.	United States	376,788	9,842

	Total			94,063

	Consumer Staples (14.2%)
	Ambev SA, ADR	Brazil	1,639,453	8,050
	Astra Agro Lestari Tbk PT	Indonesia	3,492,000	4,348
	AVI, Ltd.	South Africa	1,120,074	7,451
	BRF SA	Brazil	323,056	4,789
*	China Resources Beer Holdings Co., Ltd.	Hong Kong	3,044,000	6,045
	Clicks Group, Ltd.	South Africa	449,696	3,782
	Dabur India, Ltd.	India	1,203,694	4,899
	Dairy Farm International Holdings, Ltd.	Hong Kong	472,500	3,397
	Eurocash SA	Poland	437,446	4,112
	Hanjaya Mandala Sampoerna Tbk PT	Indonesia	11,547,300	3,283
	Hengan International Group Co., Ltd.	China	1,079,500	7,928
	ITC, Ltd.	India	2,177,349	7,725
*	Lenta, Ltd. GDR 144A	Virgin Islands (British)	339,837	2,787
	PriceSmart, Inc.	United States	10,886	909
	Tingyi Cayman Islands Holding Corp.	Cayman Islands	3,636,000	4,422

	Total			73,927

	Energy (5.1%)
*	Gran Tierra Energy, Inc.	United States	1,655,983	5,007

	Common Stocks (97.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Lamprell PLC	United Arab Emirates	3,444,718	3,906
	LUKOIL PJSC, ADR	Russia	266,503	14,951
	Ultrapar Participacoes SA	Brazil	128,113	2,694

	Total			26,558

	Financials (21.3%)
	AIA Group, Ltd.	Hong Kong	1,582,800	8,930
	Banco Bradesco SA, ADR	Brazil	536,121	4,670
	Banco Santander Chile, ADR	Chile	95,221	2,082
	Bancolombia SA, ADR	Colombia	101,518	3,724
	Bank Central Asia Tbk PT	Indonesia	2,696,000	3,102
	BB Seguridade Participacoes SA	Brazil	379,273	3,298
*	BR Insurance Corretora de Seguros SA	Brazil	37,068	229
	China Construction Bank Corp. - Class H	China	16,647,020	12,816
	Credicorp, Ltd.	Bermuda	18,516	2,923
	E.Sun Financial Holding Co., Ltd.	Taiwan	10,489,547	5,972
	Grupo Financiero Banorte SAB de CV	Mexico	563,111	2,774
	Grupo Financiero Inbursa SAB de CV	Mexico	3,484,447	5,281
	Housing Development Finance Corp., Ltd.	India	798,063	14,832
	Industrial & Commercial Bank of China, Ltd.	China	11,553,000	6,928
	Kasikornbank PCL	Thailand	1,099,000	5,447
	Komercni Banka AS	Czech Republic	55,561	1,916
	Kotak Mahindra Bank, Ltd.	India	830,183	8,776
	Public Bank Bhd	Malaysia	1,102,400	4,846
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	13,111	2,915
	Sberbank of Russia PJSC	Russia	1,163,719	3,287
	Shriram Transport Finance Co., Ltd.	India	309,249	3,882
	Turkiye Sinai Kalkinma Bankasi AS	Turkey	6,044,409	2,416

	Total			111,046

	Health Care (2.6%)
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	5,869,627	6,090
	OdontoPrev SA	Brazil	812,157	3,144
	Qualicorp SA	Brazil	712,607	4,215

	Total			13,449

	Industrials (2.8%)
*	51job, Inc., ADR	China	184,536	6,237
	Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	13,834	1,990

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	85

Emerging Markets Equity Portfolio

	Common Stocks (97.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	Mills Estruturas e Servicos de Engenharia SA	Brazil	1,534,704	1,844
	SEEK, Ltd.	Australia	423,518	4,548

	Total			14,619

	Information Technology (25.1%)
*	Alibaba Group Holding, Ltd., ADR	Cayman Islands	218,385	19,177
	ASM Pacific Technology, Ltd.	Cayman Islands	680,800	7,212
*	Baidu, Inc., ADR	China	31,215	5,132
*	Cognizant Technology Solutions Corp.	United States	170,469	9,552
*	EPAM Systems, Inc.	United States	78,721	5,063
*	Globant SA	Luxembourg	157,731	5,260
	Linx SA	Brazil	552,400	2,945
	NAVER Corp.	South Korea	8,642	5,545
	Samsung Electronics Co., Ltd.	South Korea	19,085	28,474
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,843,290	27,275
	Tencent Holdings, Ltd.	Cayman Islands	444,100	10,864
	VTech Holdings, Ltd.	Bermuda	348,700	4,663

	Total			131,162

	Materials (3.6%)
	Fibria Celulose SA	Brazil	288,977	2,831
	Grupo Mexico SAB de CV - Series B	Mexico	865,867	2,351
	Iluka Resources, Ltd.	Australia	967,326	5,075
	PTT Global Chemical PCL	Thailand	2,233,600	3,930
	Suzano Papel e Celulose SA	Brazil	992,100	4,329

	Total			18,516

	Real Estate (1.6%)
	Concentradora Fibra Hotelera Mexicana SA de CV	Mexico	3,039,330	2,057
	Hang Lung Properties, Ltd.	Hong Kong	2,974,000	6,305

	Total			8,362

	Telecommunication Services (0.8%)
	Hellenic Telecommunications Organization SA	Greece	172,829	1,625
*	XL Axiata Tbk PT	Indonesia	15,721,000	2,695

	Total			4,320

	Common Stocks (97.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Utilities (2.6%)
	CESC, Ltd.	India	641,121	6,054
	China Resources Gas Group, Ltd.	Hong Kong	2,176,000	6,118
	Infraestructura Energetica Nova SAB de CV	Mexico	329,925	1,437

	Total			13,609

	Total Common Stocks
	(Cost: $509,359)			509,631

	Warrants (1.2%)

	Financials (0.6%)
*	Deutsche Bank AG London (Union National Bank - Zero Strike Warrant) (1 share for 1 warrant) (Expiration Date 5/15/17) 144A	Netherlands	2,562,675	3,167

	Total			3,167

	Real Estate (0.6%)
*	Merrill Lynch Intl & Co. (Aldar Properties - .00001 AED Strike Warrant) (1 share for 1 warrant) (Expiration Date 9/6/18) 144A	United Kingdom	4,902,231	3,432

	Total			3,432

	Total Warrants
	(Cost: $7,135)			6,599

	Short-Term Investments (0.5%)

	US Government & Agencies (0.5%)
(r)	Federal Home Loan Bank, 0.300%, 1/3/17	United States	2,500,000	2,500

	Total			2,500

	Total Short-Term Investments
	(Cost: $2,500)			2,500

	Total Investments (99.4%)			518,730

	(Cost: $518,994)(a)
	Other Assets, Less
	Liabilities (0.6%)			3,070

	Net Assets (100.0%)			521,800

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

AED – United Arab Emirates Dirham

GDR after the name of a security represents—Global Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $9,386 representing 1.8% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

86	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $523,188 and the net unrealized depreciation of investments based on that cost was $4,458 which is comprised of $43,656 aggregate gross unrealized appreciation and $48,114 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
India	10.1%
South Korea	9.1%
Brazil	9.0%
Cayman Islands	8.6%
China	8.6%
Hong Kong	8.4%
Taiwan	6.4%
Other	39.2%
Total	99.4%

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Financials	$107,759	$3,287	$-
Materials	14,586	3,930	-
All Others	380,069	-	-
Warrants		6,599	-
Short-Term Investments	-	2,500	-
Total Assets:	$502,414	$16,316	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	87

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$502 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Market Overview

The major market themes for 2016 included the Federal Open Market Committee’s (“FOMC”) evolving monetary policy framework, intensified Quantitative Easing efforts across global markets, and the growing supply scarcity of U.S. government securities as a result of the SEC’s money market fund reforms. The FOMC struggled with its communication strategy throughout the year, while messaging its intention to normalize rates and prepare markets for a potential rate hike in July, September and December. Ultimately, there were too many headwinds (the United Kingdom’s vote to leave the European Union, or “Brexit,” U.S. election results, money market fund reforms) to support a smooth transition to substantially higher policy rates. Central banks around the globe remained committed to negative interest rate policies, which ended up influencing the FOMC’s own policy stance due to the potential impacts on financial conditions and the U.S. dollar. Meanwhile, the vast majority of shareholders invested in U.S. prime money market funds exhibited an overwhelming preference to move their cash into constant net asset value U.S. government money market funds in the lead-up to October’s money market reform implementation. The result was an epic migration of one trillion dollars of assets under management from prime money market funds to government money market funds. This structural change in the money market space occurred as smoothly as anyone could have anticipated. In the process, the gradual transition resulted in a steady climb for LIBOR (London Interbank Offered Rate) and higher structural demand for U.S. government paper. Increases in T-bill supply and tri-party repurchase agreements helped to alleviate the possibility of extreme stresses in the money markets; however, the net supply of investable assets was not enough to bridge the emerging supply-demand gap for short maturity U.S. government securities. The increased demand from U.S. government money market funds resulted in short-maturity government yields being pressured lower in the context of the FOMC’s target range.

Portfolio Results

The Portfolio returned 0.13% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 0.33%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the 0.05% average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In 2016, the Portfolio’s exposure to floating rate notes contributed positively to the Portfolio’s performance. The Portfolio’s allocation to floating rate notes represented approximately 16-24% of the Portfolio’s net asset value during the year. The other notable security type held within the Portfolio was ultra-short maturity repurchase agreements. These holdings satisfied the Portfolio’s liquidity management requirements while providing relative yields that modestly contributed to overall performance.

In terms of duration and yield curve management, the Portfolio’s duration exposure was modestly longer than its peer group during the majority of the year and contributed to performance given that the Fed Funds Futures market priced in a greater than 50% probability of a 0.25% rate hike numerous times during the period. Regarding market rate structure, at no point did the Fed Funds Futures fully price in a 0.25% hike throughout the year, despite the FOMC’s steady message of their desire to begin normalizing interest rates in 2016. With the cash markets increasingly doubtful of the FOMC’s intentions, the portfolio manager contended with market participants that largely refused to price in adequate compensation (term premiums) for longer maturity bullets. This dynamic resulted in the Portfolio favoring floating rate exposure (when spreads were attractive) and limiting exposure to fixed rate securities with maturities longer than eight months.

88	Government Money Market Portfolio

Government Money Market Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

In the post money market fund reform world, we do not expect a full retracement of the widening between U.S. Libor rates and U.S. government benchmark yields. Overall demand for short maturity safe assets is not likely to show signs of immediate improvement, and the significant structural changes from these reforms will affect the way shareholders invest in money market funds for years to come. The likely outcome is for short U.S. government rates that remain low despite the potential for multiple FOMC rate hikes in 2017.

Effective May 1, 2016 the Money Market Portfolio was renamed the Government Money Market Portfolio. Prior to May 1, 2016, the Government Money Market Portfolio operated as a “prime” money market fund, which allowed it to invest in certain types of securities that the Portfolio is no longer permitted to hold as a “government” money market fund. As a government money market portfolio, the Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio	89

Government Money Market Portfolio

Schedule of Investments

December 31, 2016

Money Market Investments (101.5%)	$ Par	Value $ (000’s)

Repurchase Agreements (32.0%)
Tri-Party Bank of Montreal, 0.500%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $20,001,111, collateralized by various US Treasury obligations, 0.000% to 2.750%, due from 3/31/18 to 2/15/46, aggregate par and fair value of $24,853,928 and $20,462,560, respectively)	20,000,000	20,000
Tri-Party Bank of Nova Scotia, 0.500%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $20,001,111, collateralized by various US Treasury obligations, 1.375% to 1.750%, due from 5/31/20 to 12/31/20, aggregate par and fair value of $20,543,074 and $20,427,492, respectively)	20,000,000	20,000
Tri-Party Citigroup, 0.510%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $10,000,567, collateralized by US Treasury Note, 1.625%, due 8/15/22, par and fair value of $10,480,863 and $10,224,501, respectively)	10,000,000	10,000
Tri-Party Citigroup, 0.530%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $5,000,294, collateralized by US Treasury Note, 0.750%, due 7/15/19, par and fair value of $5,178,034 and $5,102,849, respectively)	5,000,000	5,000
Tri-Party HSBC Securities, 0.449%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $2,500,125, collateralized by US Treasury Inflation Index Bond, 2.625%, due 7/15/17, par and fair value of $2,488,528 and $2,548,842, respectively)	2,500,000	2,500
Tri-Party HSBC Securities, 0.450%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $20,001,000, collateralized by US Treasury Inflation Index Bond, 2.625%, due 7/15/17, par and fair value of $19,930,644 and $20,413,703, respectively)	20,000,000	20,000
Tri-Party Mitsubishi UFJ, 0.500%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $20,001,111, collateralized by various US government sponsored agency obligations, 2.740% to 4.500%, due from 11/1/23 to 12/1/46, aggregate par and fair value of $19,692,944 and $20,642,439, respectively)	20,000,000	20,000
Tri-Party Mizuho Securities, 0.500%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $7,000,389, collateralized by US Treasury Inflation Index Bond, 0.125%, due 4/15/20, par and fair value of $7,076,824 and $7,153,346, respectively)	7,000,000	7,000
Tri-Party Morgan Stanley, 0.510%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $20,001,133, collateralized by various US Treasury obligations, 0.000% to 2.125%, due from 4/13/17 to 12/31/21, aggregate par and fair value of $20,422,511 and $20,403,359, respectively)	20,000,000	20,000

	Money Market Investments (101.5%)	$ Par	Value $ (000’s)

	Repurchase Agreements continued
	Tri-Party RBC Capital Markets, 0.450%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $20,001,000, collateralized by US Treasury Note, 1.500%, due 2/28/19, par and fair value of $20,299,353 and $20,409,781, respectively)	20,000,000	20,000
	Tri-Party TD Securities, 0.530%, 1/3/17 (Purchased on 12/30/16, to be repurchased at $16,000,942, collateralized by US Treasury Bond, 3.000%, due 11/15/45, par and fair value of $16,646,162 and $16,425,933, respectively)	16,000,000	16,000

	Total		160,500

	US Government & Agencies (69.5%)
(r)	Federal Farm Credit Bank, 0.590%, 3/30/17	1,535,000	1,533
(r)	Federal Farm Credit Bank, 0.600%, 1/3/17	1,460,000	1,460
(r)	Federal Farm Credit Bank, 0.600%, 7/11/17	3,115,000	3,105
	Federal Farm Credit Bank, 0.675%, 9/5/17	5,060,000	5,059
(r)	Federal Farm Credit Bank, 0.690%, 9/29/17	2,380,000	2,368
	Federal Farm Credit Bank, 0.759%, 9/22/17	4,500,000	4,500
	Federal Farm Credit Bank, 0.794%, 4/20/17	4,000,000	4,000
	Federal Farm Credit Bank, 0.815%, 4/4/18	2,065,000	2,065
(r)	Federal Home Loan Bank, 0.344%, 1/6/17	5,000,000	5,000
(r)	Federal Home Loan Bank, 0.355% to 0.486%, 1/25/17	21,400,000	21,394
(r)	Federal Home Loan Bank, 0.360% to 0.411%, 1/13/17	5,070,000	5,069
(r)	Federal Home Loan Bank, 0.360%, 1/20/17	5,500,000	5,499
(r)	Federal Home Loan Bank, 0.374% to 0.441%, 1/11/17	9,055,000	9,054
(r)	Federal Home Loan Bank, 0.375%, 1/4/17	2,700,000	2,700
(r)	Federal Home Loan Bank, 0.384% to 0.485%, 2/1/17	18,100,000	18,093
(r)	Federal Home Loan Bank, 0.410%, 1/17/17	3,000,000	2,999
(r)	Federal Home Loan Bank, 0.430%, 1/11/17	3,500,000	3,500
(r)	Federal Home Loan Bank, 0.435%, 2/3/17	6,040,000	6,038
(r)	Federal Home Loan Bank, 0.364% to 0.455%, 1/27/17	17,280,000	17,275
(r)	Federal Home Loan Bank, 0.458%, 2/8/17	7,625,000	7,621
	Federal Home Loan Bank, 0.455%, 5/4/17	2,535,000	2,535
(r)	Federal Home Loan Bank, 0.460%, 2/2/17	5,500,000	5,498
(r)	Federal Home Loan Bank, 0.460% to 0.550%, 3/24/17	28,525,000	28,490
(r)	Federal Home Loan Bank, 0.470%, 2/10/17	3,335,000	3,333
(r)	Federal Home Loan Bank, 0.479%, 2/15/17	4,900,000	4,897
(r)	Federal Home Loan Bank, 0.480%, 4/6/17	2,655,000	2,652
(r)	Federal Home Loan Bank, 0.490%, 4/11/17	4,300,000	4,294
	Federal Home Loan Bank, 0.494%, 5/10/17	4,500,000	4,500
(r)	Federal Home Loan Bank, 0.501%, 5/15/17	5,340,000	5,330
(r)	Federal Home Loan Bank, 0.510%, 2/17/17	3,135,000	3,133
(r)	Federal Home Loan Bank, 0.510%, 2/27/17	4,190,000	4,187

The Accompanying Notes are an Integral Part of the Financial Statements.

90	Government Money Market Portfolio

Government Money Market Portfolio

	Money Market Investments (101.5%)	$ Par	Value $ (000’s)

	US Government & Agencies continued
(r)	Federal Home Loan Bank, 0.520%, 2/22/17	6,540,000	6,535
(r)	Federal Home Loan Bank, 0.520%, 3/10/17	3,000,000	2,997
(r)	Federal Home Loan Bank, 0.521%, 5/10/17	4,030,000	4,022
(r)	Federal Home Loan Bank, 0.530%, 3/3/17	4,000,000	3,996
(r)	Federal Home Loan Bank, 0.480% to 0.551%, 3/22/17	4,865,000	4,859
(r)	Federal Home Loan Bank, 0.550%, 3/29/17	3,000,000	2,996
(r)	Federal Home Loan Bank, 0.550%, 5/1/17	3,000,000	2,995
(r)	Federal Home Loan Bank, 0.600%, 2/21/17	3,160,000	3,157
	Federal Home Loan Bank, 0.625%, 5/30/17	4,240,000	4,238
	Federal Home Loan Bank, 0.684%, 8/22/17	2,500,000	2,500
	Federal Home Loan Bank, 0.685%, 8/25/17	2,750,000	2,750
	Federal Home Loan Bank, 0.705%, 3/14/17	4,000,000	4,000
	Federal Home Loan Bank, 0.707%, 7/7/17	6,000,000	6,000
	Federal Home Loan Bank, 0.708%, 11/8/17	1,400,000	1,400
	Federal Home Loan Bank, 0.710%, 1/17/17	2,250,000	2,254
	Federal Home Loan Bank, 0.724%, 3/15/17	3,000,000	3,000
	Federal Home Loan Bank, 0.746%, 2/7/17	3,000,000	2,999
	Federal Home Loan Bank, 0.771%, 2/5/18	3,000,000	3,000
	Federal Home Loan Bank, 0.792%, 10/16/17	3,600,000	3,600
	Federal Home Loan Bank, 0.796%, 3/22/18	2,500,000	2,500
	Federal Home Loan Bank, 0.806%, 10/27/17	2,300,000	2,300
	Federal Home Loan Bank, 0.807%, 10/27/17	4,755,000	4,755
	Federal Home Loan Mortgage Corp., 0.730%, 9/29/17	3,180,000	3,186
	Federal Home Loan Mortgage Corp., 0.842%, 1/8/18	2,145,000	2,145
	Federal Home Loan Mortgage Corp., 0.844%, 1/12/18	2,145,000	2,145
	Federal Home Loan Mortgage Corp., 0.874%, 7/21/17	3,400,000	3,399

	Money Market Investments (101.5%)	$ Par	Value $ (000’s)

	US Government & Agencies continued
	Federal Home Loan Mortgage Corp., 0.971%, 3/8/18	4,000,000	4,000
	Federal National Mortgage Association, 0.490%, 2/13/17	890,000	895
(r)	Federal National Mortgage Association, 0.630%, 6/1/17	1,175,000	1,172
(r)	Federal National Mortgage Association, 0.760%, 6/1/17	6,500,000	6,480
	Federal National Mortgage Association, 0.875%, 10/26/17	6,215,000	6,222
(r)	US Treasury Bill, 0.480%, 3/2/17	7,000,000	6,994
(r)	US Treasury Bill, 0.540%, 3/16/17	5,000,000	4,994
(r)	US Treasury Bill, 0.605%, 4/27/17	4,500,000	4,491
	US Treasury Floating Rate Note, 0.630%, 4/30/17	3,000,000	3,000
	US Treasury Floating Rate Note, 0.633%, 7/31/17	8,000,000	7,997
	US Treasury Floating Rate Note, 0.640%, 1/31/17	10,000,000	10,000
	US Treasury Floating Rate Note, 0.724%, 10/31/17	5,554,400	5,554
	US Treasury Floating Rate Note, 0.828%, 1/31/18	2,120,000	2,120

	Total		348,828

	Total Money Market Investments
	(Cost: $509,328)		509,328

	Total Investments (101.5%)
	(Cost: $509,328)		509,328

	Other Assets, Less
	Liabilities (-1.5%)		(7,693)

	Net Assets (100.0%)		501,635

(r)	Rates are discount rates or a range of discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments	$-	$509,328	$-
Total Assets:	$-	$509,328	$-

See above Schedule of Investments for values of each security.

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio	91

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$270 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

Market Overview

For most of 2016, yields on U.S. Treasurys generally declined, as they offered an attractive alternative to low or negative yields available globally. Near the end of the period, rates increased sharply across all maturity periods, though more notably for intermediate- and longer-maturity securities, amid an increase in inflation and growth expectations domestically. Expectations for higher U.S. inflation increased following Donald Trump’s surprise victory in the U.S. presidential election. Adding to inflation expectations, OPEC formally agreed to its first output cut since 2008. News of the agreement sent oil prices sharply higher. In December, the U.S. Federal Reserve Bank (the “Fed”) raised its benchmark rate by a quarter of a point for the first time since 2015. Credit spreads on investment-grade corporate bonds narrowed significantly over the period, especially as Treasury yields rose after the election, a result of vigorous demand from yield-hungry investors (particularly those in Asia) for easily digested new bond supply.

U.S. economic growth picked up in the second half of 2016 after a sluggish first half. According to the Commerce Department’s latest estimate, third quarter gross domestic product grew at an annualized pace of 3.5%, following readings of 0.8% and 1.4% in the first and second quarters, respectively. Although the pace of employment growth moderated, the labor market remained strong, wage growth accelerated and overall inflation pressures firmed as commodity prices rebounded from early-2016 lows.

Portfolio Results

The Portfolio returned 1.67% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® 1–3 Year U.S. Government/Credit Index (the “Index”), returned 1.28%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Short Investment Grade Debt Funds peer group was 1.12% for 2016.

Sector allocation decisions drove positive relative performance. Corporate bonds, both investment-grade and crossover bonds, contributed to relative results for the year. Solid demand from investors looking for additional yield provided support for short-maturity corporate bonds. Furthermore, risk sentiment was stronger heading into the second half of the year on the back of stronger economic data, the OPEC deal and the election outcome. As a result, the Portfolio’s significant overweight to corporate debt provided a meaningful contribution to relative results. The Portfolio’s out-of-benchmark exposure to securitized sectors also helped relative performance. Asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities supported relative returns, as they provide an incremental yield advantage over Treasurys. The securitized space continued to be supported by positive fundamentals on the heels of a strengthening U.S. economy, housing data and positive consumer sentiment. The Portfolio’s corresponding underweight to U.S. Treasury securities helped relative returns, as U.S. Treasury yields increased during the year.

At the other end of the spectrum, security selection within investment-grade corporates detracted from performance. Select credits with ties to commodity prices continued to struggle amid the lower-for-longer commodity price environment that dominated most of the year. Yield curve positioning also modestly weighed on results. An overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities underperformed, as the curve modestly steepened over the period on increased inflation expectations.

92	Short-Term Bond Portfolio

Short-Term Bond Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

The beginning months of the incoming Trump administration will be important for the overall fixed income market. While the proposed fiscal policies from the president elect have largely fueled optimism in equity markets, they could have mixed results for fixed income investors if implemented. A heavy dose of stimulus this late in the economic cycle risks overheating the economy and triggering inflation, which could elicit a more forceful tightening response from the Fed than markets currently anticipate.

Having said that, the changing political and growth environment may actually benefit corporate bonds. The prospect of lower corporate taxes, infrastructure spending and deregulation has lengthened the runway for corporate debt by holding out the potential for improved fundamentals. In particular, we believe higher rates and steeper yield curves, along with the decline in regulatory burdens, should help industries, such as banks and insurance. Furthermore, tax policy may reduce the attractiveness of corporate debt issuance, leading to less new supply. With developed market yields anchored at extremely low levels, the demand for spread continues and should be a tailwind for the investment-grade sector. Given the uncertainties, we will exercise patience before increasing risk and will continue to focus on higher-quality companies with shorter maturities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Short-Term Bond Portfolio	1.67%	1.07%	2.32%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index	1.28%	0.92%	2.34%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	1.12%	0.70%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Short-Term Bond Portfolio	93

Short-Term Bond Portfolio (unaudited)

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Fixed Income Holdings 12/31/16

Security Description	% of Net Assets
US Treasury, Various	10.5%
Federal National Mortgage Association, Various	6.1%
Hyundai Capital America, Various	1.1%
Bank of America Corp., Various	1.1%
Citigroup, Inc., Various	1.0%
Morgan Stanley, Various	0.9%
The Goldman Sachs Group, Inc., Various	0.9%
SBA Tower Trust, Various	0.7%
Newell Rubbermaid, Inc., Various	0.7%
Exxon Mobil Corp., Various	0.7%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2016

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.3%)
Harris Corp., 1.999%, 4/27/18	755,000	756

Total		756

Autos & Vehicle Parts (4.4%)
American Honda Finance Corp., 1.200%, 7/14/17	750,000	751
American Honda Finance Corp., 2.125%, 10/10/18	250,000	252
Daimler Finance North America LLC, 1.746%, 8/1/18 144A	850,000	855
Daimler Finance North America LLC, 1.750%, 10/30/19 144A	480,000	474
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	125,000	126
Delphi Automotive PLC, 3.150%, 11/19/20	630,000	640
Ford Motor Credit Co. LLC, 1.684%, 9/8/17	1,160,000	1,158
Ford Motor Credit Co. LLC, 2.021%, 5/3/19	255,000	253
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	250,000	251
General Motors Financial Co., Inc., 3.100%, 1/15/19	295,000	298
General Motors Financial Co., Inc., 3.150%, 1/15/20	665,000	669
General Motors Financial Co., Inc., 3.500%, 7/10/19	140,000	142
General Motors Financial Co., Inc., 4.750%, 8/15/17	330,000	336
Hyundai Capital America, 1.450%, 2/6/17 144A	1,000,000	1,000
Hyundai Capital America, 2.000%, 7/1/19 144A	215,000	213
Hyundai Capital America, 2.400%, 10/30/18 144A	400,000	402
Hyundai Capital America, 2.500%, 3/18/19 144A	630,000	632
Hyundai Capital Services, Inc., 3.500%, 9/13/17 144A	600,000	606
Nissan Motor Acceptance Corp., 1.550%, 9/13/19 144A	340,000	335
Nissan Motor Acceptance Corp., 1.950%, 9/12/17 144A	550,000	552
Toyota Motor Credit Corp., 1.450%, 1/12/18	395,000	395
Toyota Motor Credit Corp., 2.050%, 1/12/17	750,000	750
Volkswagen Group of America Finance LLC, 1.250%, 5/23/17 144A	750,000	749

Total		11,839

Banking (12.3%)
Ally Financial, Inc., 2.750%, 1/30/17	250,000	250
Ally Financial, Inc., 3.250%, 11/5/18	610,000	611
American Express Credit Corp., 2.375%, 3/24/17	250,000	251
Banco de Credito del Peru / Panama, 2.250%, 10/25/19 144A	200,000	197
Bank of America Corp., 2.000%, 1/11/18	600,000	601
Bank of America Corp., 2.503%, 10/21/22	280,000	271
Bank of America Corp., 2.600%, 1/15/19	765,000	772
Bank of America Corp., 2.625%, 4/19/21	500,000	497
Bank of America Corp., 2.650%, 4/1/19	190,000	192
Bank of America Corp., 6.000%, 9/1/17	500,000	514
The Bank of New York Mellon Corp., 1.350%, 3/6/18	250,000	249
The Bank of New York Mellon Corp., 2.200%, 3/4/19	125,000	126
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.700%, 3/5/18 144A	1,145,000	1,141

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Banque Federative du Credit Mutuel SA, 1.700%, 1/20/17 144A	465,000	465
Banque Federative du Credit Mutuel SA, 2.000%, 4/12/19 144A	795,000	792
Barclays Bank PLC, 6.050%, 12/4/17 144A	610,000	630
BB&T Corp., 1.823%, 6/15/18	450,000	452
BPCE SA, 2.500%, 12/10/18	1,200,000	1,211
Canadian Imperial Bank of Commerce, 1.550%, 1/23/18	415,000	415
Capital One NA, 1.850%, 9/13/19	655,000	648
Capital One NA, 2.350%, 8/17/18	260,000	261
Citigroup, Inc., 1.550%, 8/14/17	520,000	520
Citigroup, Inc., 1.750%, 5/1/18	350,000	349
Citigroup, Inc., 1.850%, 11/24/17	860,000	862
Citigroup, Inc., 2.050%, 6/7/19	235,000	234
Citigroup, Inc., 2.900%, 12/8/21	675,000	673
Citizens Bank NA, 2.500%, 3/14/19	525,000	529
Citizens Bank NA, 2.550%, 5/13/21	250,000	248
Citizens Financial Group, Inc., 2.375%, 7/28/21	35,000	34
Commonwealth Bank of Australia, 1.750%, 11/2/18	918,000	916
Credit Suisse AG, 1.375%, 5/26/17	300,000	300
Credit Suisse AG, 1.753%, 9/12/17	650,000	651
Discover Bank, 2.000%, 2/21/18	515,000	515
Discover Bank, 2.600%, 11/13/18	325,000	328
Discover Financial Services, 6.450%, 6/12/17	735,000	750
The Goldman Sachs Group, Inc., 2.300%, 12/13/19	370,000	370
The Goldman Sachs Group, Inc., 2.750%, 9/15/20	95,000	95
The Goldman Sachs Group, Inc., 5.950%, 1/18/18	610,000	635
The Goldman Sachs Group, Inc., 6.150%, 4/1/18	1,195,000	1,257
HSBC Bank USA NA, 6.000%, 8/9/17	250,000	257
HSBC USA, Inc., 1.500%, 11/13/17	900,000	899
The Huntington National Bank, 2.200%, 11/6/18	1,175,000	1,178
JPMorgan Chase & Co., 1.625%, 5/15/18	250,000	250
JPMorgan Chase & Co., 1.800%, 1/25/18	850,000	851
JPMorgan Chase & Co., 2.350%, 1/28/19	250,000	252
Mizuho Bank, 2.150%, 10/20/18 144A	245,000	245
Morgan Stanley, 2.125%, 4/25/18	1,890,000	1,898
Morgan Stanley, 6.625%, 4/1/18	325,000	344
Morgan Stanley, 7.300%, 5/13/19	250,000	279
Nationwide Building Society, 2.350%, 1/21/20 144A	340,000	339
Nordea Bank AB, 3.125%, 3/20/17 144A	325,000	326
PNC Bank NA, 4.875%, 9/21/17	250,000	256
Regions Bank, 7.500%, 5/15/18	250,000	268
Santander Bank NA, 2.000%, 1/12/18	500,000	500
Santander UK Group Holdings PLC., 2.875%, 10/16/20	145,000	144
Santander UK PLC, 1.375%, 3/13/17	500,000	500
Skandinaviska Enskilda Banken AB, 1.500%, 9/13/19	680,000	669
Standard Chartered PLC, 2.100%, 8/19/19 144A	200,000	198
Sumitomo Mitsui Banking Corp., 1.762%, 10/19/18	250,000	249
SunTrust Banks, Inc., 2.350%, 11/1/18	465,000	469
Swedbank AB, 1.750%, 3/12/18 144A	1,100,000	1,100

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
The Toronto-Dominion Bank, 1.400%, 4/30/18	170,000	170
The Toronto-Dominion Bank, 2.625%, 9/10/18	350,000	355
UBS Group Funding Jersey, Ltd., 2.950%, 9/24/20 144A	255,000	255
UBS Group Funding Jersey, Ltd., 3.000%, 4/15/21 144A	385,000	385
Wells Fargo & Co., 5.625%, 12/11/17	600,000	622

Total		33,070

Basic Materials (0.4%)
Hutchinson Whampoa International 14, Ltd., 1.625%, 10/31/17 144A	1,100,000	1,097

Total		1,097

Builders & Building Materials (0.6%)
Martin Marietta Materials, Inc., 2.098%, 6/30/17	480,000	481
Stanley Black & Decker, Inc., 1.622%, 11/17/18	65,000	64
Stanley Black & Decker, Inc., 2.451%, 11/17/18	1,155,000	1,165

Total		1,710

Chemicals (0.5%)
INVISTA Finance LLC, 4.250%, 10/15/19 144A	515,000	511
LyondellBasell Industries NV, 5.000%, 4/15/19	400,000	423
Solvay Finance America LLC, 3.400%, 12/3/20 144A	415,000	422

Total		1,356

Conglomerate & Diversified Manufacturing (0.5%)
Fortive Corp., 1.800%, 6/15/19 144A	65,000	65
General Electric Co., 6.000%, 8/7/19	72,000	79
Roper Technologies, Inc., 2.050%, 10/1/18	865,000	868
Roper Technologies, Inc., 2.800%, 12/15/21	205,000	205
Roper Technologies, Inc., 3.000%, 12/15/20	90,000	91

Total		1,308

Consumer Products & Retailing (2.8%)
AutoZone, Inc., 1.625%, 4/21/19	65,000	64
Brinker International, Inc., 2.600%, 5/15/18	735,000	737
CVS Health Corp., 1.900%, 7/20/18	460,000	462
CVS Health Corp., 2.250%, 12/5/18	250,000	252
Dollar General Corp., 4.125%, 7/15/17	550,000	558
Dollar Tree, Inc., 5.250%, 3/1/20	125,000	129
Imperial Brands Finance PLC, 2.050%, 2/11/18 144A	1,100,000	1,101
Newell Brands, Inc., 2.050%, 12/1/17	815,000	818
Newell Brands, Inc., 2.150%, 10/15/18	375,000	377
Newell Brands, Inc., 2.600%, 3/29/19	705,000	713
Philip Morris International, Inc., 1.250%, 11/9/17	1,110,000	1,109
Reynolds American, Inc., 2.300%, 6/12/18	355,000	357
Reynolds American, Inc., 8.125%, 6/23/19	160,000	182
Walgreens Boots Alliance, Inc., 1.750%, 5/30/18	450,000	450
Whirlpool Corp., 1.350%, 3/1/17	350,000	350

Total		7,659

Electric Utilities (3.0%)
Commonwealth Edison Co., 2.150%, 1/15/19	250,000	251
Commonwealth Edison Co., 6.150%, 9/15/17	250,000	258
Dominion Resources, Inc., 1.500%, 9/30/18 144A	315,000	312
Dominion Resources, Inc., 2.125%, 2/15/18 144A	465,000	466
Dominion Resources, Inc., 2.962%, 7/1/19	145,000	147

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Dominion Resources, Inc., 5.200%, 8/15/19	150,000	161
Duke Energy Corp., 2.100%, 6/15/18	115,000	116
Eversource Energy, 1.450%, 5/1/18	105,000	105
Exelon Generation Co. LLC, 2.950%, 1/15/20	205,000	207
FirstEnergy Corp., 2.750%, 3/15/18	545,000	550
MidAmerican Energy Co., 2.400%, 3/15/19	500,000	506
NextEra Energy Capital Holding, Inc., 2.300%, 4/1/19	165,000	166
NextEra Energy Capital Holdings, Inc., 1.649%, 9/1/18	190,000	189
NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17	135,000	136
Origin Energy Finance, Ltd., 3.500%, 10/9/18 144A	585,000	592
PPL Capital Funding, Inc., 1.900%, 6/1/18	590,000	590
Public Service Electric & Gas Co., 2.300%, 9/15/18	400,000	404
San Diego Gas & Electric Co., 1.914%, 2/1/22	168,929	167
The Southern Co., 1.550%, 7/1/18	165,000	164
The Southern Co., 1.850%, 7/1/19	575,000	573
The Southern Co., 2.350%, 7/1/21	125,000	123
Southern Electric Generating Co., 2.200%, 12/1/18 144A	140,000	141
Southern Power Co., 1.850%, 12/1/17	125,000	125
TECO Finance, Inc., 1.476%, 4/10/18	590,000	590
Zhejiang Energy Group Hong Kong, Ltd., 2.300%, 9/30/17	1,065,000	1,064

Total		8,103

Energy (1.7%)
Cameron International Corp., 1.400%, 6/15/17	300,000	300
Canadian Natural Resources, Ltd., 1.750%, 1/15/18	265,000	264
Canadian Natural Resources, Ltd., 5.700%, 5/15/17	600,000	609
CenterPoint Energy Resources Corp., 6.000%, 5/15/18	250,000	262
China Shenhua Overseas Captial Co., Ltd., 2.500%, 1/20/18	595,000	596
China Shenhua Overseas Captial Co., Ltd., 3.125%, 1/20/20	785,000	788
ConocoPhillips, 5.200%, 5/15/18	65,000	68
ConocoPhillips Co., 1.050%, 12/15/17	335,000	333
Encana Corp., 6.500%, 5/15/19	65,000	70
Marathon Oil Corp., 6.000%, 10/1/17	355,000	366
Murphy Oil Corp., 3.500%, 12/1/17	500,000	502
National Oilwell Varco, Inc., 1.350%, 12/1/17	105,000	105
Sempra Energy, 6.150%, 6/15/18	250,000	265

Total		4,528

Finance (1.3%)
AerCap Aviation Solutions BV, 6.375%, 5/30/17	205,000	209
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 3.950%, 2/1/22	475,000	479
Air Lease Corp., 2.125%, 1/15/18	185,000	185
Air Lease Corp., 2.125%, 1/15/20	570,000	561
GATX Corp., 1.250%, 3/4/17	575,000	575
GATX Corp., 2.600%, 3/30/20	380,000	375
GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	208,000	208

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Finance continued
NiSource Finance Corp., 6.400%, 3/15/18	10,000	11
NiSource Finance Corp., 6.800%, 1/15/19	505,000	551
Seagate HDD Cayman, 3.750%, 11/15/18	285,000	292

Total		3,446

Food & Beverage (1.7%)
Anheuser-Busch InBev Finance, Inc., 1.900%, 2/1/19	960,000	961
Bunge, Ltd. Finance Corp., 3.200%, 6/15/17	1,145,000	1,154
Bunge, Ltd. Finance Corp., 3.500%, 11/24/20	235,000	239
Bunge, Ltd. Finance Corp., 8.500%, 6/15/19	50,000	57
Coca-Cola Femsa SAB de CV, 2.375%, 11/26/18	325,000	327
Danone SA, 1.691%, 10/30/19 144A	1,070,000	1,057
Heineken NV, 1.400%, 10/1/17 144A	280,000	280
Mead Johnson Nutrition Co., 3.000%, 11/15/20	130,000	132
Pernod Ricard SA, 2.950%, 1/15/17 144A	250,000	250

Total		4,457

Gaming/Leisure/Lodging (0.2%)
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18	450,000	466
Wyndham Worldwide Corp., 2.950%, 3/1/17	175,000	175

Total		641

Healthcare (1.1%)
Abbott Laboratories, 2.350%, 11/22/19	1,115,000	1,116
Abbott Laboratories, 2.900%, 11/30/21	480,000	479
AmerisourceBergen Corp., 1.150%, 5/15/17	250,000	250
Express Scripts Holding Co., 1.250%, 6/2/17	400,000	399
Express Scripts Holding Co., 2.250%, 6/15/19	70,000	70
Express Scripts Holding Co., 3.300%, 2/25/21	15,000	15
McKesson Corp., 1.400%, 3/15/18	275,000	274
Medco Health Solutions, Inc., 4.125%, 9/15/20	325,000	341
Thermo Fisher Scientific, Inc., 2.400%, 2/1/19	65,000	65

Total		3,009

Insurance (2.9%)
Aetna, Inc., 1.500%, 11/15/17	110,000	110
Aetna, Inc., 1.900%, 6/7/19	890,000	888
AIA Group, Ltd., 2.250%, 3/11/19 144A	200,000	201
Anthem, Inc., 1.875%, 1/15/18	100,000	100
Anthem, Inc., 2.250%, 8/15/19	500,000	499
Anthem, Inc., 2.300%, 7/15/18	435,000	438
Aon PLC, 2.800%, 3/15/21	570,000	570
Chubb INA Holdings, Inc., 5.800%, 3/15/18	250,000	263
CNA Financial Corp., 6.950%, 1/15/18	130,000	137
CNA Financial Corp., 7.350%, 11/15/19	155,000	176
Fidelity National Financial, Inc., 6.600%, 5/15/17	1,090,000	1,109
Humana, Inc., 2.625%, 10/1/19	190,000	191
Marsh & McLennan Cos., Inc., 2.550%, 10/15/18	160,000	161
Metropolitan Life Global Funding I, 1.500%, 1/10/18 144A	250,000	250
New York Life Global Funding, 1.550%, 11/2/18 144A	525,000	523
Principal Life Global Funding II, 1.500%, 4/18/19 144A	240,000	237

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Insurance continued
Principal Life Global Funding II, 2.200%, 4/8/20 144A	445,000	442
Principal Life Global Funding II, 2.250%, 10/15/18 144A	250,000	252
Reinsurance Group of America, Inc., 6.450%, 11/15/19	115,000	128
Trininty Acquisition PLC, 3.500%, 9/15/21	145,000	146
UNUM Group, 3.000%, 5/15/21	620,000	618
XLIT, Ltd., 2.300%, 12/15/18	380,000	382

Total		7,821

Media (1.2%)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 3.579%, 7/23/20	390,000	398
The Interpublic Group of Companies, Inc., 2.250%, 11/15/17	850,000	855
Omnicom Group, Inc., 4.450%, 8/15/20	55,000	59
S&P Global, Inc., 2.500%, 8/15/18	105,000	106
SES Global Americas Holdings GP, 2.500%, 3/25/19 144A	50,000	50
Time Warner Cable LLC, 5.850%, 5/1/17	650,000	659
Time Warner Cable LLC, 6.750%, 7/1/18	270,000	288
Time Warner Cable LLC, 8.250%, 4/1/19	445,000	500
Time Warner, Inc., 2.100%, 6/1/19	250,000	250

Total		3,165

Metals & Mining (0.3%)
Goldcorp, Inc., 2.125%, 3/15/18	825,000	825

Total		825

Oil & Gas (1.2%)
BP Capital Markets PLC, 1.846%, 5/5/17	500,000	501
Exxon Mobil Corp., 1.305%, 3/6/18	780,000	780
Exxon Mobil Corp., 1.316%, 3/6/22	1,110,000	1,102
Shell International Finance BV, 1.900%, 8/10/18	250,000	252
Total Capital Canada, Ltd., 1.450%, 1/15/18	250,000	250
Total Capital SA, 2.125%, 8/10/18	250,000	252

Total		3,137

Pharmaceuticals (3.1%)
AbbVie, Inc., 1.800%, 5/14/18	575,000	575
AbbVie, Inc., 2.300%, 5/14/21	375,000	367
Actavis Funding SCS, 1.850%, 3/1/17	310,000	310
Actavis Funding SCS, 2.350%, 3/12/18	625,000	629
Actavis Funding SCS, 2.450%, 6/15/19	100,000	100
Actavis, Inc., 1.875%, 10/1/17	445,000	446
Baxalta, Inc., 1.776%, 6/22/18	225,000	225
Baxalta, Inc., 2.000%, 6/22/18	80,000	80
Bayer US Finance LLC, 2.375%, 10/8/19 144A	440,000	441
Biogen, Inc., 2.900%, 9/15/20	230,000	233
Celgene Corp., 1.900%, 8/15/17	500,000	502
Celgene Corp., 2.125%, 8/15/18	10,000	10
Celgene Corp., 2.250%, 5/15/19	340,000	340
Celgene Corp., 2.300%, 8/15/18	85,000	86
Merck & Co., Inc., 1.300%, 5/18/18	250,000	250
Perrigo Co. PLC, 2.300%, 11/8/18	435,000	434

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	97

Short-Term Bond Portfolio

Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals continued
Perrigo Finance Unlimited Co., 3.500%, 3/15/21	200,000	202
Shire Acquisitions Investments Ireland Designated Activity Co., 1.900%, 9/23/19	965,000	953
Takeda Pharmaceutical Co., Ltd., 1.625%, 3/17/17 144A	750,000	751
Teva Pharmaceutical Finance Netherlands III BV, 1.400%, 7/20/18	650,000	645
Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 7/19/19	675,000	663
Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 7/21/21	270,000	258

Total		8,500

Pipelines (1.1%)
Columbia Pipeline Group, Inc., 2.450%, 6/1/18	210,000	211
Energy Transfer Partners LP, 6.125%, 2/15/17	550,000	553
Enterprise Products Operating LLC, 6.500%, 1/31/19	250,000	273
Kinder Morgan Energy Partners LP, 5.950%, 2/15/18	205,000	214
Kinder Morgan Energy Partners LP, 6.000%, 2/1/17	150,000	150
Kinder Morgan Finance Co. LLC, 6.000%, 1/15/18 144A	255,000	266
ONEOK Partners LP, 3.200%, 9/15/18	250,000	255
Panhandle Eastern Pipe Line Co. LP, 6.200%, 11/1/17	50,000	51
Spectra Energy Partners LP, 2.950%, 9/25/18	255,000	259
Williams Partners LP / Williams Partners Financial Corp., 7.250%, 2/1/17	750,000	753

Total		2,985

Real Estate Investment Trusts (1.0%)
American Campus Communities Operating Partnership LP, 3.350%, 10/1/20	390,000	397
DDR Corp., 4.750%, 4/15/18	250,000	257
Kimco Realty Corp., 6.875%, 10/1/19	90,000	101
Simon Property Group LP, 1.500%, 2/1/18 144A	250,000	250
Simon Property Group LP, 2.350%, 1/30/22	290,000	286
Ventas Realty LP, 1.250%, 4/17/17	500,000	500
Ventas Realty LP / Ventas Capital Corp., 4.000%, 4/30/19	50,000	52
WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 9/15/17 144A	300,000	300
WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 9/17/19 144A	205,000	207
WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.250%, 10/5/20 144A	240,000	244

Total		2,594

Services (0.9%)
Alibaba Group Holding, Ltd., 2.500%, 11/28/19	870,000	874
JD.com, Inc., 3.125%, 4/29/21	1,215,000	1,201
Republic Services, Inc., 5.500%, 9/15/19	250,000	272

Total		2,347

Technology (2.2%)
Amphenol Corp., 1.550%, 9/15/17	515,000	515
Anstock II, Ltd., 2.125%, 7/24/17	725,000	724
Apple, Inc., 1.700%, 2/22/19	290,000	291
Baidu, Inc., 2.750%, 6/9/19	590,000	596

	Corporate Bonds (47.8%)	Shares/ $ Par	Value $ (000’s)

	Technology continued
	Fidelity National Information Services, Inc., 1.450%, 6/5/17	250,000	250
	Fidelity National Information Services, Inc., 2.250%, 8/15/21	490,000	478
	Hewlett Packard Enterprise Co., 2.450%, 10/5/17	1,210,000	1,217
	Hewlett Packard Enterprise Co., 2.850%, 10/5/18	60,000	61
	Keysight Technologies, Inc., 3.300%, 10/30/19	850,000	863
	Oracle Corp., 2.375%, 1/15/19	250,000	253
	Oracle Corp., 5.750%, 4/15/18	250,000	264
	Tencent Holdings, Ltd., 2.000%, 5/2/17 144A	350,000	350
	Tencent Holdings, Ltd., 2.875%, 2/11/20 144A	200,000	201

	Total		6,063

	Telecommunications (1.3%)
	AT&T, Inc., 2.300%, 3/11/19	625,000	627
	British Telecommunications PLC, 2.350%, 2/14/19	250,000	251
	Crown Castle International Corp., 2.250%, 9/1/21	195,000	189
	Crown Castle International Corp., 3.400%, 2/15/21	385,000	391
	Crown Castle Towers LLC, 6.113%, 1/15/20 144A	815,000	883
	Verizon Communications, Inc., 1.100%, 11/1/17	200,000	200
	Verizon Communications, Inc., 3.650%, 9/14/18	1,055,000	1,090

	Total		3,631

	Transportation (1.8%)
	Burlington Northern Santa Fe LLC, 5.750%, 3/15/18	750,000	788
	ERAC USA Finance LLC, 2.800%, 11/1/18 144A	325,000	329
	ERAC USA Finance LLC, 6.375%, 10/15/17 144A	385,000	399
	HPHT Finance 15, Ltd., 2.250%, 3/17/18 144A	644,000	644
	Kansas City Southern, 2.350%, 5/15/20	450,000	444
	Penske Truck Leasing Co. / PTL Finance Corp., 3.750%, 5/11/17 144A	130,000	131
	Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 144A	835,000	846
	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 3/15/18 144A	705,000	717
	Southwest Airlines Co., 2.750%, 11/6/19	280,000	285
	Southwest Airlines Co., 5.125%, 3/1/17	175,000	176
	Union Pacific Corp., 2.250%, 2/15/19	85,000	86

	Total		4,845

	Total Corporate Bonds
	(Cost: $128,752)		128,892

	Governments (11.0%)

	Foreign Agencies (0.5%)
	CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	350,000	349
	Electricite de France SA, 1.150%, 1/20/17 144A	450,000	450
	Petroleos Mexicanos, 3.500%, 7/23/20	580,000	568

	Total		1,367

	US Governments and Agencies (10.5%)
(b)	US Treasury, 0.750%, 8/31/18	1,250,000	1,242
(b)	US Treasury, 0.750%, 10/31/18	1,300,000	1,291
(b)	US Treasury, 0.875%, 5/31/18	2,540,000	2,535
(b)	US Treasury, 0.875%, 7/15/18	3,545,000	3,534
(b)	US Treasury, 0.875%, 6/15/19	1,715,000	1,697
(b)	US Treasury, 1.000%, 11/15/19	14,050,000	13,881
(b)	US Treasury, 1.250%, 12/31/18	2,610,000	2,613

The Accompanying Notes are an Integral Part of the Financial Statements.

98	Short-Term Bond Portfolio

Short-Term Bond Portfolio

	Governments (11.0%)	Shares/ $ Par	Value $ (000’s)

	US Governments and Agencies continued
	US Treasury, 1.375%, 5/31/21	1,000,000	980
(b)	US Treasury, 1.750%, 9/30/19	450,000	454

	Total		28,227

	Total Governments
	(Cost: $29,700)		29,594

	Municipal Bonds (0.7%)

	Municipal Bonds (0.7%)
	Province of Ontario Canada, 2.000%, 9/27/18 RB	1,000,000	1,008
	State Board of Administration Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	190,000	191
	State Board of Administration Finance Corp., 2.163%, 7/1/19 RB	475,000	479
	University of California, Series 2011Y-1, 1.272%, 7/1/41 RB	270,000	270

	Total Municipal Bonds
	(Cost: $1,935)		1,948

	Structured Products (36.5%)

	Structured Products (36.5%)
	AEP Texas Central Transition Funding II LLC, 5.170%, 1/1/18	370,292	377
	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/19	1,045,000	1,046
	Ally Master Owner Trust, Series 2015-3, Class A, 1.630%, 5/15/20	1,195,000	1,194
	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 1/15/20	1,000,000	1,001
	American Express Credit Account Master Trust, Series 2014-3, Class A, 1.490%, 4/15/20	1,775,000	1,779
	AmeriCredit Automobile Receivables, Series 2016-1, Class A3, 1.810%, 10/8/20	75,000	75
	Americredit Automobile Receivables Trust, Series 2016-4, Class A3, 1.530%, 7/8/21	385,000	382
	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.260%, 11/8/19	492,918	493
	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class A3, 1.270%, 1/8/20	396,803	397
	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A3, 1.700%, 7/8/20	220,000	221
	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/9/20	220,000	222
	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/8/20	520,000	526
	ARI Fleet Lease Trust, Series 2015-A, Class A2, 1.110%, 11/15/18 144A	233,852	233
	ARI Fleet Lease Trust, Series 2015-A, Class A3, 1.670%, 9/15/23 144A	520,000	518
	ARI Fleet Lease Trust, Series 2016-A, Class A2, 1.820%, 7/15/24 144A	590,000	590
	Ascentium Equipment Receivables LLC, Series 2015-2A, Class A3, 1.930%, 3/11/19 144A	710,000	712
	Ascentium Equipment Receivables Trust, Series 2016-2A, Class A2, 1.460%, 4/10/19 144A	150,000	150

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Ascentium Equipment Receivables Trust, Series 2016-1A, Class A2, 1.750%, 11/13/18 144A	224,435	225
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/21 144A	135,000	134
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.660%, 2/20/20 144A	670,000	679
BAMLL Commercial Mortgage Securities Trust, Series 2014-IP, Class A, 2.717%, 6/15/28 144A	475,000	478
BMW Vehicle Lease Trust, Series 2016-2, Class A3, 1.430%, 9/20/19	215,000	215
Capital Auto Receivables Asset Trust, Series 2016-3, Class A3, 1.540%, 8/20/20	120,000	120
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.620%, 3/20/19	320,000	321
Capital Auto Receivables Asset Trust, Series 2016-2, Class A4, 1.630%, 1/20/21	175,000	173
Capital Auto Receivables Asset Trust, Series 2015-3, Class A2, 1.720%, 1/22/19	930,000	932
Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 9/20/19	250,000	251
Capital Auto Receivables Asset Trust, Series 2016-1, Class A3, 1.730%, 4/20/20	240,000	240
Capital Auto Receivables Asset Trust, Series 2013-4, Class D, 3.220%, 5/20/19	170,000	172
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2, 1.260%, 1/15/20	470,000	470
CarMax Auto Owner Trust, Series 2013-2, Class A4, 0.840%, 11/15/18	307,337	307
CarMax Auto Owner Trust, Series 2015-2, Class A3, 1.370%, 3/16/20	350,000	350
CarMax Auto Owner Trust, Series 2015-1, Class A3, 1.380%, 11/15/19	240,672	241
CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.400%, 8/15/21	400,000	396
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.520%, 2/16/21	315,000	314
CarMax Auto Owner Trust, Series 2016-1, Class A3, 1.610%, 11/16/20	500,000	500
CarMax Auto Owner Trust, Series 2014-4, Class A4, 1.810%, 7/15/20	250,000	251
CCG Receivables Trust, Series 2015-1, Class A2, 1.460%, 11/14/18 144A	245,280	245
CCG Receivables Trust, Series 2016-1, Class A2, 1.690%, 9/14/22 144A	200,000	200
CD 2007-CD5 Mortgage Trust, Series 2007-CD5, Class AMA, 6.116%, 11/15/44	565,000	583
CD 2016-CD2 Mortgage Trust, Series 2016-CD2, Class A1, 1.848%, 11/10/49	670,000	667
Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, 6/15/21	985,000	975
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A2, 1.360%, 1/15/20 144A	130,000	130

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	99

Short-Term Bond Portfolio

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/21 144A	125,000	124
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A1, 1.353%, 2/10/48	147,452	147
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A1, 1.485%, 10/10/47	189,746	190
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A1, 1.637%, 6/10/48	395,339	395
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A11, 1.643%, 9/10/58	363,910	362
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1, 1.648%, 9/15/48	146,323	146
CNH Equipment Trust, Series 2013-B, Class A4, 0.990%, 11/15/18	845,000	845
CNH Equipment Trust, Series 2015-B, Class A3, 1.370%, 7/15/20	595,000	595
CNH Equipment Trust, Series 2016-C, Class A3, 1.440%, 12/15/21	260,000	257
CNH Equipment Trust, Series 2016-A, Class A3, 1.480%, 4/15/21	350,000	348
CNH Equipment Trust, Series 2014-B, Class A4, 1.610%, 5/17/21	1,150,000	1,151
CNH Equipment Trust, Series 2015-C, Class B, 2.400%, 2/15/23	570,000	572
COMM 2014-CCRE21 Mortgage Trust, Series 2014-CR21, Class A1, 1.494%, 12/10/47	62,761	63
COMM 2014-CCRE22 Mortgage Trust, Series 2015-CR22, Class A1, 1.569%, 3/10/48	62,516	62
COMM 2014-UBS6 Mortgage Trust, Series 2014-UBS6, Class A1, 1.445%, 12/10/47	123,772	124
COMM 2015-CCRE25 Mortgage Trust, Series 2015-CR25, Class A1, 1.737%, 8/10/48	287,833	288
COMM 2015-CCRE26 Mortgage Trust, Series 2015-CR26, Class A1, 1.604%, 10/10/48	313,478	312
COMM 2015-LC23 Mortgage Trust, Series 2015-LC23, Class A2, 3.221%, 10/10/53	605,000	623
COMM 2015-PC1 Mortgage Trust, Series 2015-PC1, Class A1, 1.667%, 7/10/50	478,418	479
COMM 2016-CCRE28 Mortgage Trust, Series 2016-CR28, Class A1, 1.770%, 2/10/49	31,479	31
Commercial Mortgage Trust 2006-GG7, Series 2006-GG7, Class AM, 5.758%, 7/10/38	215,338	215
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1, 1.454%, 6/15/57	663,046	660
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A1, 1.684%, 4/15/50	57,099	57
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1, 1.717%, 8/15/48	278,872	278
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class A1, 1.747%, 11/15/48	80,731	80
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 144A	648,450	649
DBRR Trust, Series 2013-EZ3, Class A, 1.636%, 12/18/49 144A	107,163	107

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Diamond Resorts Owner Trust, Series 2014-1, Class A, 2.540%, 5/20/27 144A	142,159	141
Diamond Resorts Owner Trust, Series 2015-1, Class A, 2.730%, 7/20/27 144A	123,427	123
Diamond Resorts Owner Trust, Series 2015-2, Class A, 2.990%, 5/22/28 144A	141,906	141
Discover Card Execution Note Trust, Series 2016-A4, Class A4, 1.390%, 3/15/22	370,000	366
Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 3/15/21	1,155,000	1,153
Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.640%, 7/15/21	1,230,000	1,230
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2, 5.216%, 1/25/42 144A	689,670	703
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.300%, 9/20/20 144A	232,654	232
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 1.590%, 2/22/21 144A	410,590	410
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.740%, 2/22/22 144A	605,000	603
Enterprise Fleet Financing LLC, Series 2016-1, 1.830%, 9/20/21 144A	1,087,607	1,088
Fannie Mae Connecticut Avenue Securities, 2.056%, 4/25/29	332,863	333
Fannie Mae Connecticut Avenue Securities, 2.856%, 11/25/24	1,930	2
Fannie Mae Connecticut Avenue Securities, Series 2016-C01, Class 2M1, 2.856%, 8/25/28	581,395	587
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M1, 2.906%, 9/25/28	156,274	158
FDIC Guaranteed Notes Trust 2012-S2, Series 2010-S2, Class 2A, 2.570%, 7/29/47 144A	207,896	208
Federal Home Loan Mortgage Corp., Series 4092, Class CL, 1.250%, 6/15/27	1,773,860	1,716
Federal Home Loan Mortgage Corp., Series 2015-DNA1, Class M1, 1.656%, 10/25/27	163,058	163
Federal Home Loan Mortgage Corp., Series 2015-HQ2, Class M1, 1.856%, 5/25/25	98,562	99
Federal Home Loan Mortgage Corp., 1.906%, 5/25/28	26,378	26
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.000%, 2/15/25	608,563	608
Federal Home Loan Mortgage Corp., Series 2015-DNA3, Class M1, 2.106%, 4/25/28	38,181	38
Federal Home Loan Mortgage Corp., Series 2016-DNA1, Class M1, 2.206%, 7/25/28	375,707	377
Federal Home Loan Mortgage Corp., 2.500%, 1/1/24	367,303	374
Federal Home Loan Mortgage Corp., Series 2016-HQA1, Class M1, 2.506%, 9/25/28	194,185	195
Federal Home Loan Mortgage Corp., 3.500%, 3/1/46	115,774	119
Federal Home Loan Mortgage Corp., 5.000%, 4/1/18	14,728	15
Federal Home Loan Mortgage Corp., 5.500%, 5/1/22	172,542	184
Federal Home Loan Mortgage Corp., 6.000%, 12/1/28	12,336	14

The Accompanying Notes are an Integral Part of the Financial Statements.

100	Short-Term Bond Portfolio

Short-Term Bond Portfolio

	Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal Home Loan Mortgage Corp., 6.000%, 9/1/34	4,824	6
	Federal Home Loan Mortgage Corp., 6.000%, 2/1/35	74,080	84
	Federal Home Loan Mortgage Corp., 6.000%, 9/1/35	25,808	30
	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	6,022	7
	Federal National Mortgage Association, 1.256%, 11/25/46	1,414,192	1,414
	Federal National Mortgage Association, Series 2010-95, Class BK, 1.500%, 2/25/20	353,841	355
	Federal National Mortgage Association, Series 2013-74, Class AD, 2.000%, 7/25/23	524,311	525
	Federal National Mortgage Association, 2.500%, 10/1/22	891,385	910
	Federal National Mortgage Association, 2.500%, 12/1/22	223,107	228
	Federal National Mortgage Association, Series 2011-113, Class AG, 2.500%, 11/25/26	329,392	333
	Federal National Mortgage Association, 3.000%, 6/1/22	257,282	265
	Federal National Mortgage Association, 3.000%, 4/1/24	577,918	596
	Federal National Mortgage Association, 3.000%, 8/1/28	563,751	579
	Federal National Mortgage Association, 3.000%, 2/1/30	161,167	166
	Federal National Mortgage Association, 3.000%, 4/1/30	269,782	277
	Federal National Mortgage Association, 3.000%, 7/1/30	642,774	661
	Federal National Mortgage Association, 3.000%, 9/1/30	335,382	345
	Federal National Mortgage Association, 3.500%, 5/1/27	1,119,859	1,169
	Federal National Mortgage Association, 3.500%, 11/1/44	1,220,478	1,256
(b)	Federal National Mortgage Association, 3.500%, 4/1/46	3,146,429	3,227
	Federal National Mortgage Association, 4.000%, 2/1/29	1,347,206	1,422
	Federal National Mortgage Association, 4.500%, 5/1/40	209,866	226
	Federal National Mortgage Association, 4.500%, 9/1/40	199,744	215
	Federal National Mortgage Association, 5.000%, 10/1/33	268,207	294
	Federal National Mortgage Association, 5.500%, 8/1/37	151,770	170
	Federal National Mortgage Association, 5.500%, 2/1/38	575,183	645
	Federal National Mortgage Association, 6.000%, 8/1/22	90,500	97
	Federal National Mortgage Association, 6.000%, 3/1/34	125,056	144
	Federal National Mortgage Association, 6.000%, 8/1/34	346,473	398

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.000%, 11/1/34	13,913	16
Federal National Mortgage Association, 6.000%, 12/1/34	4,295	5
Federal National Mortgage Association, 6.000%, 4/1/35	8,231	9
Federal National Mortgage Association, 6.000%, 5/1/38	6,152	7
Federal National Mortgage Association, 6.000%, 10/1/40	308,939	350
Federal National Mortgage Association, 6.500%, 7/1/32	40,510	47
Federal National Mortgage Association, 6.500%, 12/1/32	46,490	54
Fifth Third Auto Trust, Series 2014-2, Class A4, 1.380%, 12/15/20	500,000	500
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.790%, 5/15/18	26,916	27
Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.160%, 11/15/19	774,857	774
Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.290%, 4/15/19	425,000	425
Ford Credit Auto Owner Trust, Series 2016-A, Class A3, 1.390%, 7/15/20	175,000	175
Ford Credit Auto Owner Trust, Series 2014-B, Class A4, 1.420%, 8/15/19	400,000	400
Ford Credit Auto Owner Trust, Series 2013-C, Class D, 2.500%, 1/15/20	575,000	578
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.200%, 2/15/19	500,000	500
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A1, 1.400%, 8/15/19	1,150,000	1,151
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.550%, 7/15/21	490,000	485
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class B, 1.750%, 7/15/21	190,000	188
Ford Credit Floorplan Master Owner Trust A, Series 2013-4, Class C, 2.290%, 6/15/20	1,070,000	1,075
GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/19	415,000	415
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A1, 1.650%, 5/15/20 144A	290,000	290
GMF Floorplan Owner Revolving Trust, Series 2016-1, 1.960%, 5/17/21 144A	395,000	394
GMF Floorplan Owner Revolving Trust, Series 2016-1, 2.410%, 5/17/21 144A	125,000	125
GMF Floorplan Owner Revolving Trust, Series 2016-1, 2.850%, 5/17/21 144A	100,000	99
Government National Mortgage Association, 3.500%, 12/20/42	12,829	13
Government National Mortgage Association, 3.500%, 9/20/43	189,892	198
Government National Mortgage Association, 5.000%, 3/20/34	711,822	793

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	101

Short-Term Bond Portfolio

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 5.500%, 6/20/37	170,500	189
GreatAmerica Leasing Receivables Funding LLC, Series 2016-1, Class A3, 1.730%, 6/20/19 144A	350,000	350
GS Mortgage Securities Trust, Series 2016-GS3, Class A1, 1.429%, 10/10/49	86,727	86
GS Mortgage Securities Trust, Series 2015-GC28, Class A1, 1.528%, 2/10/48	239,807	239
GS Mortgage Securities Trust, Series 2015-GC32, Class A1, 1.593%, 7/10/48	204,454	204
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class 2A1, 2.480%, 7/25/44 144A	86,334	86
Honda Auto Receivables Owner Trust, Series 2013-4, Class A4, 1.040%, 2/18/20	74,503	75
Huntington Auto Trust, Series 2016-1, Class A4, 1.930%, 4/15/22	325,000	324
Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.400%, 11/15/18 144A	330,000	330
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A3, 1.520%, 10/15/19 144A	150,000	150
Hyundai Auto Lease Securitization Trust, Series 2016-A, Class A3, 1.600%, 7/15/19 144A	175,000	175
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/20 144A	290,000	288
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.680%, 4/15/20 144A	100,000	100
Hyundai Auto Lease Securitization Trust, Series 16-C, Class B, 1.860%, 5/17/21 144A	285,000	282
Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.050%, 4/15/19	206,552	206
Hyundai Auto Receivables Trust, Series 2016-A, Class A3, 1.560%, 9/15/20	80,000	80
John Deere Owner Trust, Series 2016-B, Class A3, 1.250%, 6/15/20	215,000	214
John Deere Owner Trust, Series 2015-A, Class A3, 1.320%, 6/17/19	160,000	160
John Deere Owner Trust, Series 2016-A, Class A3, 1.360%, 4/15/20	345,000	344
John Deere Owner Trust, Series 2016-B, Class A4, 1.490%, 5/15/23	105,000	104
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP3, Class A1, 1.462%, 8/15/49	261,255	258
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A1, 1.414%, 2/15/48	196,496	195
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A1, 1.445%, 10/15/48	396,764	395
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A1, 1.596%, 1/15/48	400,591	400
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class A1, 1.626%, 5/15/48	156,786	156
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A1, 1.738%, 7/15/48	642,146	641

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.925%, 4/17/45	85,161	85
Kubota Credit Owner Trust, Series 2016-1A, Class A3, 1.500%, 7/15/20 144A	605,000	599
Kubota Credit Owner Trust, Series 2014-1A, Class A4, 1.670%, 7/15/20 144A	1,500,000	1,503
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.250%, 11/25/23	8,913	9
Mercedes-Benz Auto Lease Trust, Series 2015-A, Class A3, 1.100%, 8/15/17	27,883	28
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.350%, 8/15/19	160,000	160
Mercedes-Benz Auto Lease Trust, Series 2016-A, Class A3, 1.520%, 3/15/19	400,000	401
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/57 144A	130,820	130
MMAF Equipment Finance LLC, Series 2015-AA, Class A3, 1.390%, 10/16/19 144A	216,970	217
MMAF Equipment Finance LLC, Series 2016-AA, Class A3, 1.480%, 6/15/20 144A	305,000	303
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A1, 1.389%, 9/15/49	135,690	134
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A1, 1.706%, 5/15/48	249,771	249
Morgan Stanley Bank of American Merrill Lynch Trust, Series 2014-C19, Class A1, 1.573%, 12/15/47	243,733	243
Morgan Stanley Capital I, Inc., Series 2015-MS1, Class A1, 1.638%, 5/15/48	270,313	270
MVW Owner Trust, Series 2015-1A, Class A, 2.520%, 12/20/32 144A	458,972	456
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013%, 8/25/26 144A	83,000	83
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239%, 6/25/26 144A	139,078	140
Nationstar HECM Loan Trust, Series 2016-1A, Class A, 2.981%, 2/25/26 144A	55,228	55
Nissan Auto Lease Trust, Series 2016-B, Class A4, 1.610%, 1/18/22	370,000	368
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.320%, 1/15/21	100,000	99
Nissan Auto Receivables Owner Trust, 1.340%, 10/15/20	300,000	299
Nissan Master Owner Trust Receivables, Series 2015-A, Class A2, 1.440%, 1/15/20	400,000	400
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.540%, 6/15/21	335,000	333
Santander Drive Auto Receivables Trust, Series 2014-3, Class D, 2.650%, 8/17/20	55,000	56
Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.650%, 12/15/21	80,000	82
SBA Tower Trust, 2.240%, 4/16/18 144A	180,000	180
SBA Tower Trust, 2.877%, 7/15/21 144A	155,000	154

The Accompanying Notes are an Integral Part of the Financial Statements.

102	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SBA Tower Trust, 2.933%, 12/11/17 144A	945,000	946
SBA Tower Trust, 3.156%, 10/15/20 144A	635,000	639
Sierra Timeshare 2015-1 Receivables Funding LLC, Series 2015-1A, Class A, 2.400%, 3/22/32 144A	409,094	407
Sierra Timeshare 2015-2 Receivables Funding LLC, Series 2015-2A, Class A, 2.430%, 6/20/32 144A	204,169	204
Sierra Timeshare 2015-3 Receivables Funding LLC, Series 2015-3A, Class A, 2.580%, 9/20/32 144A	388,081	386
Sierra Timeshare 2016-2 Receivables Funding LLC, Series 2016-2A, Class A, 2.330%, 7/20/33 144A	181,172	178
Sierra Timeshare 2016-3 Receivables Funding LLC, Series 2016-3A, Class A, 2.430%, 10/20/33 144A	594,896	585
SLM Student Loan Trust, Series 2008-9, Class A, 2.382%, 4/25/23	182,375	183
SLM Student Loan Trust, Series 2008-4, Class A4, 2.532%, 7/25/22	94,726	95
SLM Student Loan Trust, Series 2008-5, Class A4, 2.582%, 7/25/23	253,210	255
SMART ABS Trust, series 2016-2US, Class A2A, 1.450%, 8/14/19	740,000	738
SMART ABS Trust, Series 2015-3US, Class A3A, 1.660%, 8/14/19	550,000	548
Springleaf Funding Trust, Series 2016-AA, Class A, 2.900%, 11/15/29 144A	180,000	180
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, 8/17/20	1,145,000	1,146
Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.600%, 4/15/21	595,000	596
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A, 1.610%, 11/15/20	1,155,000	1,157
Synchrony Credit Card Master Note Trust, Series 2013-1, Class B, 1.690%, 3/15/21	465,000	464
Synchrony Credit Card Master Note Trust, Series 2015-4, Class B, 2.620%, 9/15/23	200,000	199
Synchrony Credit Card Master Note Trust, Series 2015-1, Class B, 2.640%, 3/15/23	250,000	250
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.474%, 8/15/39	75,992	77
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 8/25/55 144A	123,574	123
Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, 2/25/55 144A	196,891	197
Towd Point Mortgage Trust, Series 2015-4, Class A1B, 2.750%, 4/25/55 144A	367,990	369
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/55 144A	152,534	152
Towd Point Mortgage Trust, Series 2015-5, Class A1B, 2.750%, 5/25/55 144A	337,652	338

Structured Products (36.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Towd Point Mortgage Trust, Series 2016-1, Class A3B, 3.000%, 2/25/55 144A	241,970	242
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A4, 1.310%, 9/16/19	1,500,000	1,501
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A4, 1.690%, 12/15/20	610,000	611
Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 5/20/21 144A	500,000	498
Verizon Owner Trust, Series 2016-2A, Class B, 2.150%, 5/20/21 144A	340,000	337
Verizon Owner Trust, Series 2016-2A, Class C, 2.360%, 5/20/21 144A	270,000	268
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A3, 0.910%, 10/22/18	35,855	36
Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A4, 1.160%, 3/20/20	1,150,000	1,149
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4, 1.450%, 9/21/20	425,000	425
Volvo Financial Equipment LLC, Series 2016-1A, Class A3, 1.670%, 2/18/20 144A	175,000	175
Volvo Financial Equipment LLC, Series 2014-1A, Class C, 1.940%, 11/15/21 144A	265,000	265
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A1, 1.437%, 12/15/47	289,720	289
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A1, 1.441%, 10/15/49	153,054	152
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A1, 1.454%, 2/15/48	132,515	132
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A1, 1.471%, 4/15/50	158,961	158
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A1, 1.531%, 5/15/48	204,340	204
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1, 1.577%, 1/15/59	307,868	306
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A1, 1.730%, 2/15/48	348,523	348
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2, 3.020%, 7/15/58	530,000	543
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 3.034%, 12/25/34	365,951	373
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%, 6/15/45 144A	824,563	823
Wheels SPV 2 LLC, 1.590%, 5/20/25 144A	200,000	199
Wheels SPV LLC, Series 2015-1A, Class A2, 1.270%, 4/22/24 144A	121,450	121
World Omni Auto Receivables Trust, Series 2015-A, Class A3, 1.340%, 5/15/20	141,650	142
World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A3, 1.450%, 8/15/19	480,000	479

Total Structured Products
(Cost: $98,454)		98,443

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	103

Short-Term Bond Portfolio

	Short-Term Investments (2.9%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (2.9%)
(b,r)	Anheuser-Busch InBev Worldwide, Inc., 1.450%, 9/5/17 144A	390,000	387
(b,r)	Anheuser-Busch InBev Worldwide, Inc., 1.512%, 10/10/17 144A	250,000	247
(b,r)	Enbridge Energy Partners, 1.950%, 5/9/17	1,325,000	1,317
(b,r)	Energy Transfer Partners, 1.600%, 1/24/17	720,000	720
(b,r)	Ford Motor Credit Co. LLC, 1.750%, 9/1/17 144A	1,285,000	1,269
(b,r)	Manhattan Asset Funding, 1.520%, 9/6/17 144A	1,280,000	1,266

	Short-Term Investments (2.9%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper continued
(b,r)	Plains All American Pipeline, 1.550%, 2/15/17	1,425,000	1,423

	Total		7,855

	Total Short-Term Investments
	(Cost: $7,851)		7,855

	Total Investments (98.9%)
	(Cost: $266,692)(a)		266,732

	Other Assets, Less
	Liabilities (1.1%)		3,101

	Net Assets (100.0%)		269,833

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $55,014 representing 20.4% of the net assets.

RB — Revenue Bond

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $266,696 and the net unrealized appreciation of investments based on that cost was $36 which is comprised of $753 aggregate gross unrealized appreciation and $717 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2016, $9,089)	73	3/17	$16
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2016, $29,049)	134	3/17	(13)

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$29,594	$-
Municipal Bonds	-	1,948	-
Corporate Bonds	-	128,892	-
Structured Products	-	98,303	140
Short-Term Investments	-	7,855	-
Other Financial Instruments^
Futures	16	-	-
Total Assets:	$16	$266,592	$140
Liabilities:
Other Financial Instruments^
Futures	(13)	-	-
Total Liabilities:	$(13)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

For the period ended December 31, 2016, there were transfers from Level 3 to Level 2 in the amount of $887 (in thousands). These transfers were the result of an increase in the quantity of observable inputs for securities that was previously priced by a third party vendor utilizing a broker quote.

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Short-Term Bond Portfolio

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$2.8 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“Wells Capital”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Market Overview

Financial markets started the year under severe stress, with risk assets trading in v-shaped fashion throughout the first quarter. After a mostly subdued second quarter, the third quarter saw risk assets bounce back from the initial fallout of the United Kingdom’s vote to leave the European Union, or “Brexit,” and the vast majority of risk assets finished higher than pre-“Brexit” levels. The last quarter of the year was characterized by rising sovereign yields in the midst of firming growth and inflation outlooks along with a changing political landscape in the U.S. In December, the U.S. Federal Reserve Bank delivered a much-anticipated quarter of a point rise in its benchmark rate for the first time since 2015. For the year, within the Bloomberg Barclays® U.S. Aggregate Index components, credit had strong positive excess returns, followed by commercial mortgage-backed securities, asset-backed securities, Agencies and hybrid adjustable-rate mortgages, while mortgage-backed securities underperformed Treasurys.

Portfolio Results

The Portfolio returned 3.06% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Aggregate Index (the “Index”), returned 2.65%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Core Bond Funds peer group was 3.23% for 2016.

In credit, both a modest sector overweight and security selection contributed to performance during the year. Individual contributors were varied, with the largest coming from the Information Technology, Consumer-Non-cyclical and Health Care sectors. Examples included overweights to Apple, Inc., Anheuser-Busch Inbev NV and not holding Stryker Corp., respectively. Within consumer-oriented sectors overweights to Newell Brands, Inc. also contributed. Other notable contributors were from the energy sector, including overweights to The Williams Companies, Inc. and Energy Transfer Partners.

In the Financials sector, Agency mortgages, security selection and sector positioning contributed to performance. The Portfolio’s sector positioning moved from underweight to overweight and back to underweight as the year progressed. The Portfolio’s overweight to specified pools within 15-years and 30-years was the largest contributor within mortgages. The Portfolio also generated positive performance from security selection and relative value trading in Agency hybrid adjustable-rate mortgages.

The biggest detractors from performance were the Portfolio’s positions in the Basic Industry, Energy and Bank and Finance groups. Examples include an underweight to Vale S.A. and overweights to Repsol S.A. and Morgan Stanley, Inc., respectively. Other notable detractors in the Energy sector included an underweight to Enterprise Product Partners L.P. and overweights to EnLink Midstream Partners L.P. and Weatherford. In the Financials sector, the Portfolio’s positioning in higher coupon 30-years and collateralized mortgage obligations was a slight detractor.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Wells Capital, the Portfolio’s sub-adviser.

Select Bond Portfolio	105

Select Bond Portfolio (unaudited)

Expectations for U.S. and global growth are rising as we enter 2017. Enthusiasm is also mounting that the incoming U.S. Congress and administration could bring additional resources to the economy in the form of repatriation of overseas cash, tax simplification, regulatory relief and increased infrastructure spending. In somewhat of a surprise, the summary of economic projections hinted that three rate hikes could occur in 2017, the first lift in expectations in two years. To inform the next step, we will closely watch incoming data, policy developments, as well as the possibility that growth can strengthen sufficiently to break the “secular stagnation” seen in recent years.

Consistent with our bottom-up relative value process, we typically maintain a Portfolio duration in line with the duration of the Index. In December, we increased our overweight to credit, identifying additional security selection opportunities. We moved more underweight U.S. Agency mortgage-backed securities as mortgage valuations remain somewhat vulnerable, in our view, as market participants adjust to higher yields and volatility. We are maintaining an overweight to asset-backed securities on stable fundamentals in core sectors and attractive risk-adjusted valuations, while maintaining a tempered overweight in commercial mortgage-backed securities. We remain nimble and agile and stand ready to take advantage of security selection opportunities as they arise.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Select Bond Portfolio	3.06%	2.35%	4.42%
Bloomberg Barclays® U.S. Aggregate Index	2.65%	2.23%	4.34%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	3.23%	2.49%	4.05%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

106	Select Bond Portfolio

Select Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/16

Security Description	% of Market Value
US Treasury, Various	28.5%
Federal National Mortgage Association, Various	16.3%
Federal Home Loan Mortgage Corp., Various	6.5%
Government National Mortgage Association, Various	3.6%
AT&T, Inc., Various	0.8%
JPMorgan Chase & Co., Various	0.8%
Bank of America Corp., Various	0.7%
The Goldman Sachs Group, Inc., Various	0.6%
Morgan Stanley, Various	0.6%
Cisco Systems, Inc., Various	0.6%

Sector Allocation 12/31/16

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change. Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio	107

Select Bond Portfolio

Schedule of Investments

December 31, 2016

Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.3%)
Northrop Grumman Corp., 3.200%, 2/1/27	4,350,000	4,304
Northrop Grumman Corp., 3.250%, 8/1/23	3,375,000	3,441
Northrop Grumman Corp., 3.850%, 4/15/45	1,085,000	1,029

Total		8,774

Auto Manufacturing (0.2%)
Ford Motor Co., 4.346%, 12/8/26	1,540,000	1,556
Ford Motor Co., 5.291%, 12/8/46	2,925,000	2,963

Total		4,519

Autos & Vehicle Parts (0.4%)
General Motors Co., 6.750%, 4/1/46	715,000	839
General Motors Financial Co., 3.700%, 5/9/23	4,220,000	4,152
General Motors Financial Co., 4.200%, 3/1/21	5,835,000	6,020
General Motors Financial Co., 5.250%, 3/1/26	405,000	426

Total		11,437

Banking (6.5%)
Bank of America Corp., 2.503%, 10/21/22	5,750,000	5,561
Bank of America Corp., 3.248%, 10/21/27	9,005,000	8,597
Bank of America Corp., 4.183%, 11/25/27	3,470,000	3,472
Bank of America Corp., 4.450%, 3/3/26	1,745,000	1,798
Bank of America Corp., 6.000%, 9/1/17	3,550,000	3,653
BPCE SA, 2.750%, 12/2/21	4,200,000	4,154
Capital One Financial Corp., 3.750%, 7/28/26	1,835,000	1,779
Capital One Financial Corp., 4.200%, 10/29/25	2,651,000	2,660
Citigroup, Inc., 1.550%, 8/14/17	5,035,000	5,039
Citigroup, Inc., 3.200%, 10/21/26	3,140,000	3,003
Citigroup, Inc., 4.450%, 9/29/27	6,275,000	6,374
Credit Suisse Group Funding Guernsey, Ltd., 3.450%, 4/16/21	2,051,000	2,064
Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 6/9/23	5,670,000	5,664
Deutsche Bank AG, 4.250%, 10/14/21 144A	5,237,000	5,257
The Goldman Sachs Group, Inc., 2.300%, 12/13/19	7,785,000	7,776
The Goldman Sachs Group, Inc., 2.350%, 11/15/21	5,515,000	5,358
The Goldman Sachs Group, Inc., 3.500%, 11/16/26	4,055,000	3,962
The Goldman Sachs Group, Inc., 4.750%, 10/21/45	2,336,000	2,466
The Goldman Sachs Group, Inc., 6.750%, 10/1/37	2,485,000	3,069
HSBC Holdings PLC, 2.650%, 1/5/22	6,845,000	6,682
HSBC Holdings PLC, 4.375%, 11/23/26	5,525,000	5,566
JP Morgan Chase & Co., 2.295%, 8/15/21	5,515,000	5,413
JP Morgan Chase & Co., 2.950%, 10/1/26	4,826,000	4,606
JP Morgan Chase & Co., 2.972%, 1/15/23	9,385,000	9,354
JP Morgan Chase & Co., 3.625%, 12/1/27	5,200,000	5,045
Lazard Group LLC, 3.750%, 2/13/25	3,580,000	3,496
Mitsubishi UFJ Financial Group, Inc., 2.757%, 9/13/26	4,410,000	4,142
Morgan Stanley, 2.500%, 4/21/21	6,230,000	6,162
Morgan Stanley, 2.625%, 11/17/21	8,315,000	8,215
Morgan Stanley, 3.125%, 7/27/26	3,590,000	3,430
Morgan Stanley, 3.950%, 4/23/27	1,040,000	1,029
Murray Street Investment Trust I, 4.647%, 3/9/17	5,415,000	5,443

Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
National Australia Bank, Ltd., 2.400%, 12/7/21 144A	4,495,000	4,471
Skandinaviska Enskilda Banken AB, 1.875%, 9/13/21	3,955,000	3,825
Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/26	4,725,000	4,522
Svenska Handelsbanken AB, 1.875%, 9/7/21	3,455,000	3,337
Synchrony Financial, 3.700%, 8/4/26	3,320,000	3,191
The Toronto-Dominion Bank, 2.250%, 3/15/21 144A	7,335,000	7,291
UBS Group Funding Jersey, Ltd., 2.650%, 2/1/22 144A	5,200,000	5,054
UBS Group Funding Jersey, Ltd., 4.125%, 4/15/26 144A	2,300,000	2,352

Total		184,332

Basic Materials (0.1%)
International Paper Co., 5.150%, 5/15/46	2,485,000	2,591

Total		2,591

Chemicals (0.8%)
Air Liquide Finance SA, 1.750%, 9/27/21 144A	2,820,000	2,708
Air Liquide Finance SA, 2.250%, 9/27/23 144A	2,405,000	2,290
Air Liquide Finance SA, 2.500%, 9/27/26 144A	2,405,000	2,258
CF Industries, Inc., 3.400%, 12/1/21 144A	2,255,000	2,231
CF Industries, Inc., 4.500%, 12/1/26 144A	2,820,000	2,772
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP, 3.400%, 12/1/26 144A	1,665,000	1,662
Equate Petrochemical BV, 3.000%, 3/3/22 144A	3,020,000	2,877
Equate Petrochemical BV, 4.250%, 11/3/26 144A	2,315,000	2,209
Potash Corp. of Saskatchewan, Inc., 4.000%, 12/15/26	4,275,000	4,302

Total		23,309

Conglomerate & Diversified Manufacturing (0.2%)
General Electric Capital Corp., 5.875%, 1/14/38	985,000	1,240
Valmont Industries, Inc., 5.250%, 10/1/54	1,570,000	1,375
Wabtec Corp., 3.450%, 11/15/26 144A	2,500,000	2,403

Total		5,018

Consumer Products & Retailing (0.6%)
McDonald’s Corp., 2.750%, 12/9/20	1,470,000	1,486
McDonald’s Corp., 4.875%, 12/9/45	3,205,000	3,433
Newell Rubbermaid, Inc., 4.200%, 4/1/26	2,405,000	2,510
Newell Rubbermaid, Inc., 5.500%, 4/1/46	1,510,000	1,734
Reynolds American, Inc., 5.700%, 8/15/35	1,395,000	1,602
Reynolds American, Inc., 5.850%, 8/15/45	1,951,000	2,310
Walgreens Boots Alliance, Inc., 3.450%, 6/1/26	5,405,000	5,306

Total		18,381

Electric Utilities (2.0%)
American Electric Power Co., 1.650%, 12/15/17	3,755,000	3,756
Commonwealth Edison Co., 3.700%, 3/1/45	600,000	564
Consolidated Edison Co. of New York, Inc., 3.850%, 6/15/46	985,000	940

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Dominion Resources, Inc., 1.600%, 8/15/19	2,110,000	2,078
Dominion Resources, Inc., 2.000%, 8/15/21	1,585,000	1,537
Dominion Resources, Inc., 2.962%, 7/1/19	1,130,000	1,144
Dominion Resources, Inc., 4.700%, 12/1/44	795,000	817
Duke Energy Carolinas LLC, 2.500%, 3/15/23	2,200,000	2,181
Duke Energy Carolinas LLC, 3.875%, 3/15/46	1,115,000	1,091
Duke Energy Corp., 1.800%, 9/1/21	2,445,000	2,355
Duke Energy Corp., 2.650%, 9/1/26	3,055,000	2,851
Duke Energy Corp., 3.750%, 9/1/46	1,330,000	1,197
Duke Energy Corp., 4.800%, 12/15/45	540,000	571
Duke Energy Florida LLC, 3.400%, 10/1/46	1,050,000	934
Fortis, Inc., 2.100%, 10/4/21 144A	1,890,000	1,827
Fortis, Inc., 3.055%, 10/4/26 144A	3,785,000	3,540
Indiana Michigan Power Co., 4.550%, 3/15/46	1,135,000	1,177
MidAmerican Energy Co., 3.500%, 10/15/24	1,540,000	1,592
MidAmerican Energy Co., 4.250%, 5/1/46	1,540,000	1,586
Pacific Gas & Electric Co., 2.950%, 3/1/26	1,886,000	1,848
PECO Energy Co., 3.150%, 10/15/25	2,885,000	2,883
PPL Electric Utilities Corp., 4.150%, 10/1/45	1,895,000	1,926
Sierra Pacific Power Co., 2.600%, 5/1/26	2,420,000	2,315
The Southern Co., 4.400%, 7/1/46	2,185,000	2,161
The Southern Co., 5.500%, 3/15/57	2,480,000	2,507
Southern Power Co., 4.950%, 12/15/46	2,125,000	2,071
Southwestern Electric Power Co., 3.900%, 4/1/45	1,570,000	1,462
Virginia Electric & Power Co., 2.950%, 11/15/26	1,560,000	1,517
Virginia Electric & Power Co., 3.150%, 1/15/26	1,685,000	1,673
Virginia Electric & Power Co., 4.000%, 11/15/46	1,560,000	1,555
Xcel Energy, Inc., 2.600%, 3/15/22	2,350,000	2,341

Total		55,997

Energy (0.7%)
Anadarko Petroleum Corp., 4.850%, 3/15/21	345,000	370
Anadarko Petroleum Corp., 6.600%, 3/15/46	1,165,000	1,437
Apache Corp., 4.250%, 1/15/44	1,515,000	1,494
Canadian Natural Resources, Ltd., 6.750%, 2/1/39	935,000	1,091
Cimarex Energy Co., 4.375%, 6/1/24	2,045,000	2,127
Encana Corp., 6.500%, 2/1/38	1,040,000	1,124
Halliburton Co., 5.000%, 11/15/45	2,195,000	2,367
Hess Corp., 4.300%, 4/1/27	700,000	697
Hess Corp., 5.800%, 4/1/47	1,000,000	1,038
Marathon Oil Corp., 3.850%, 6/1/25	590,000	572
Marathon Oil Corp., 5.200%, 6/1/45	1,594,000	1,502
Noble Energy, Inc., 6.000%, 3/1/41	331,000	367
Occidental Petroleum Corp., 3.000%, 2/15/27	1,640,000	1,587
Southern California Gas Co., 2.600%, 6/15/26	3,065,000	2,942
Southern Co. Gas Capital Corp., 2.450%, 10/1/23	1,050,000	1,007

Total		19,722

Finance (0.2%)
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	3,124,000	3,274
Stadshypotek AB, 1.875%, 10/2/19 144A	3,190,000	3,173

Total		6,447

Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage (1.1%)
Anheuser-Busch InBev Finance, Inc., 3.650%, 2/1/26	2,849,000	2,892
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	8,278,000	8,947
Kraft Heinz Foods Co., 4.375%, 6/1/46	2,495,000	2,348
Kraft Heinz Foods Co., 2.800%, 7/2/20	4,455,000	4,497
Kraft Heinz Foods Co., 3.000%, 6/1/26	2,715,000	2,549
WM Wrigley Jr. Co., 2.000%, 10/20/17 144A	1,080,000	1,085
WM Wrigley Jr. Co., 2.400%, 10/21/18 144A	1,450,000	1,463
WM Wrigley Jr. Co., 2.900%, 10/21/19 144A	3,185,000	3,241
WM Wrigley Jr. Co., 3.375%, 10/21/20 144A	3,845,000	3,953

Total		30,975

Healthcare (0.4%)
Abbott Laboratories, 2.900%, 11/30/21	2,605,000	2,598
Abbott Laboratories, 3.750%, 11/30/26	3,120,000	3,098
Abbott Laboratories, 4.900%, 11/30/46	520,000	534
Express Scripts Holding Co., 4.800%, 7/15/46	1,689,000	1,617
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	3,140,000	2,965

Total		10,812

Insurance (1.2%)
AIG Global Funding, 2.700%, 12/15/21 144A	1,695,000	1,691
American International Group, Inc., 3.900%, 4/1/26	1,194,000	1,215
American International Group, Inc., 4.375%, 1/15/55	415,000	380
American International Group, Inc., 6.250%, 5/1/36	1,675,000	2,003
Berkshire Hathaway, Inc., 3.125%, 3/15/26	5,725,000	5,688
Chubb INA Holdings, Inc., 3.350%, 5/3/26	2,681,000	2,716
Chubb INA Holdings, Inc., 4.350%, 11/3/45	2,075,000	2,192
Lincoln National Corp., 3.625%, 12/12/26	4,070,000	4,060
Marsh & McLennan Cos., 3.750%, 3/14/26	2,590,000	2,639
MetLife, Inc., 4.600%, 5/13/46	1,825,000	1,921
Metropolitan Life Global Funding I, 1.550%, 9/13/19 144A	2,535,000	2,497
Metropolitan Life Global Funding I, 1.950%, 9/15/21 144A	3,775,000	3,670
Metropolitan Life Global Funding I, 3.450%, 12/18/26 144A	2,650,000	2,674
Teachers Insurance & Annuity Association of America, 4.900%, 9/15/44 144A	965,000	1,044

Total		34,390

Media (0.6%)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 6.484%, 10/23/45	3,873,000	4,478
Cox Communications, Inc., 4.800%, 2/1/35 144A	580,000	540
Discovery Communications LLC, 4.875%, 4/1/43	1,295,000	1,197
Discovery Communications LLC, 4.950%, 5/15/42	625,000	576
Grupo Televisa SAB, 5.000%, 5/13/45	1,105,000	938
Grupo Televisa SAB, 6.125%, 1/31/46	1,385,000	1,374
Time Warner Cable, Inc., 6.550%, 5/1/37	785,000	889
Time Warner, Inc., 3.800%, 2/15/27	2,945,000	2,928
Time Warner, Inc., 4.650%, 6/1/44	175,000	167
Time Warner, Inc., 4.850%, 7/15/45	1,345,000	1,346
Viacom, Inc., 2.250%, 2/4/22	1,770,000	1,663

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Media continued
Viacom, Inc., 3.450%, 10/4/26	1,180,000	1,091
Viacom, Inc., 4.850%, 12/15/34	1,485,000	1,324

Total		18,511

Metals & Mining (0.3%)
Barrick Gold Corp., 5.250%, 4/1/42	1,145,000	1,115
Barrick North America Finance LLC, 4.400%, 5/30/21	503,000	529
Barrick North America Finance LLC, 5.700%, 5/30/41	1,555,000	1,587
BHP Billiton Finance USA, Ltd., 5.000%, 9/30/43	1,315,000	1,469
Vale Overseas, Ltd., 5.875%, 6/10/21	1,225,000	1,283
Vale Overseas, Ltd., 6.250%, 8/10/26	1,170,000	1,217

Total		7,200

Oil & Gas (0.8%)
BP Capital Markets PLC, 3.216%, 11/28/23	3,645,000	3,681
BP Capital Markets PLC, 3.723%, 11/28/28	2,055,000	2,088
Chevron Corp., 2.100%, 5/16/21	5,085,000	5,041
HollyFrontier Corp., 5.875%, 4/1/26	2,115,000	2,161
Marathon Petroleum Corp., 5.000%, 9/15/54	290,000	246
Marathon Petroleum Corp., 5.850%, 12/15/45	715,000	711
Shell International Finance BV, 2.875%, 5/10/26	3,330,000	3,220
Shell International Finance BV, 4.000%, 5/10/46	2,511,000	2,401
Valero Energy Corp., 3.400%, 9/15/26	2,975,000	2,850

Total		22,399

Pharmaceuticals (1.4%)
AbbVie, Inc., 2.500%, 5/14/20	4,310,000	4,311
AbbVie, Inc., 3.200%, 5/14/26	1,915,000	1,822
AbbVie, Inc., 4.450%, 5/14/46	2,420,000	2,317
Actavis Funding SCS, 4.550%, 3/15/35	1,570,000	1,554
Actavis Funding SCS, 4.750%, 3/15/45	2,735,000	2,685
Amgen, Inc., 2.600%, 8/19/26	2,445,000	2,249
Amgen, Inc., 4.400%, 5/1/45	1,835,000	1,759
Amgen, Inc., 4.563%, 6/15/48 144A	1,085,000	1,050
Biogen, Inc., 5.200%, 9/15/45	1,496,000	1,601
Celgene Corp., 5.000%, 8/15/45	3,500,000	3,639
Perrigo Finance Unlimited Co., 4.375%, 3/15/26	1,965,000	1,967
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875%, 9/23/23	2,720,000	2,585
Shire Acquisitions Investments Ireland Designated Activity Co., 3.200%, 9/23/26	6,005,000	5,611
Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/1/26	6,505,000	5,997

Total		39,147

Pipelines (1.1%)
Buckeye Partners LP, 3.950%, 12/1/26	2,610,000	2,540
Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp., 4.150%, 8/15/26 144A	2,635,000	2,561
Enbridge, Inc., 4.250%, 12/1/26	1,760,000	1,802
Enbridge, Inc., 5.500%, 12/1/46	1,410,000	1,509
Enbridge, Inc., 6.000%, 1/15/77	700,000	698
Energy Transfer Partners LP, 2.500%, 6/15/18	2,365,000	2,374
Energy Transfer Partners LP, 4.750%, 1/15/26	1,285,000	1,328
Energy Transfer Partners LP, 6.125%, 12/15/45	1,720,000	1,830

Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Enterprise Products Operating LLC, 5.100%, 2/15/45	1,085,000	1,144
Enterprise Products Operating LLC, 5.950%, 2/1/41	525,000	593
Enterprise Products Operating LLC, 6.450%, 9/1/40	325,000	386
Kinder Morgan Energy Partners LP, 5.400%, 9/1/44	1,190,000	1,186
Kinder Morgan, Inc., 5.550%, 6/1/45	1,775,000	1,867
Phillips 66 Partners LP, 3.550%, 10/1/26	1,180,000	1,142
Phillips 66 Partners LP, 4.900%, 10/1/46	1,180,000	1,133
Sabine Pass Liquefaction LLC, 5.000%, 3/15/27 144A	2,470,000	2,491
Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/1/26 144A	2,930,000	3,695
Williams Partners LP, 4.000%, 9/15/25	1,135,000	1,122
Williams Partners LP, 4.500%, 11/15/23	1,760,000	1,808
Williams Partners LP, 5.100%, 9/15/45	350,000	333

Total		31,542

Real Estate Investment Trusts (0.5%)
DDR Corp., 3.375%, 5/15/23	3,180,000	3,091
DDR Corp., 4.625%, 7/15/22	3,737,000	3,957
Mid-America Apartments LP, 3.750%, 6/15/24	2,705,000	2,713
Mid-America Apartments LP, 4.000%, 11/15/25	1,440,000	1,460
Mid-America Apartments LP, 4.300%, 10/15/23	1,255,000	1,309
Tanger Properties LP, 3.750%, 12/1/24	1,340,000	1,337
Tanger Properties LP, 3.875%, 12/1/23	1,565,000	1,587

Total		15,454

Technology (2.4%)
Analog Devices, Inc., 2.500%, 12/5/21	2,355,000	2,333
Analog Devices, Inc., 3.125%, 12/5/23	3,535,000	3,535
Analog Devices, Inc., 3.500%, 12/5/26	4,485,000	4,444
Apple, Inc., 3.850%, 8/4/46	2,615,000	2,506
Cisco Systems, Inc., 1.400%, 9/20/19	6,505,000	6,434
Cisco Systems, Inc., 1.850%, 9/20/21	7,120,000	6,949
Cisco Systems, Inc., 2.200%, 9/20/23	5,340,000	5,137
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 6/15/26 144A	1,895,000	2,053
Fidelity National Information Services, Inc., 2.250%, 8/15/21	1,835,000	1,789
Fidelity National Information Services, Inc., 2.850%, 10/15/18	3,230,000	3,286
Fidelity National Information Services, Inc., 3.625%, 10/15/20	2,545,000	2,635
Fidelity National Information Services, Inc., 4.500%, 8/15/46	1,139,000	1,084
Hewlett Packard Enterprise Co., 4.900%, 10/15/25 144A	1,455,000	1,497
Hewlett Packard Enterprise Co., 6.350%, 10/15/45 144A	4,145,000	4,187
Microsoft Corp., 2.000%, 8/8/23	2,830,000	2,705
Microsoft Corp., 3.450%, 8/8/36	1,655,000	1,573
Microsoft Corp., 3.700%, 8/8/46	3,435,000	3,234
Microsoft Corp., 3.950%, 8/8/56	1,075,000	1,015
Oracle Corp., 1.900%, 9/15/21	3,195,000	3,122
Oracle Corp., 2.400%, 9/15/23	7,005,000	6,786

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (23.8%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Oracle Corp., 3.850%, 7/15/36	1,370,000	1,337

Total		67,641

Telecommunications (1.4%)
AT&T, Inc., 3.000%, 6/30/22	5,050,000	4,957
AT&T, Inc., 3.400%, 5/15/25	6,391,000	6,160
AT&T, Inc., 3.800%, 3/15/22	2,085,000	2,137
AT&T, Inc., 3.950%, 1/15/25	3,960,000	3,967
AT&T, Inc., 4.450%, 4/1/24	6,605,000	6,885
AT&T, Inc., 4.750%, 5/15/46	550,000	521
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC, 3.360%, 9/20/21 144A	3,420,000	3,426
Verizon Communications, Inc., 4.125%, 8/15/46	2,950,000	2,670
Verizon Communications, Inc., 4.272%, 1/15/36	1,878,000	1,798
Verizon Communications, Inc., 4.400%, 11/1/34	3,494,000	3,449
Verizon Communications, Inc., 4.862%, 8/21/46	3,715,000	3,764

Total		39,734

Transportation (0.6%)
ERAC USA Finance LLC, 3.300%, 12/1/26 144A	3,290,000	3,157
ERAC USA Finance LLC, 4.500%, 2/15/45 144A	550,000	525
FedEx Corp., 4.550%, 4/1/46	2,770,000	2,791
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.200%, 7/15/20 144A	2,515,000	2,543
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 144A	2,000,000	2,017
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.400%, 11/15/26 144A	4,595,000	4,396
Union Pacific Corp., 4.050%, 3/1/46	2,040,000	2,046

Total		17,475

Total Corporate Bonds
(Cost: $684,870)		675,807

Governments (34.9%)

Foreign Agencies (1.7%)
Comision Federal de Electricidad, 4.750%, 2/23/27 144A	2,975,000	2,856
Electricite de France SA, 5.250%, 10/13/55 144A	665,000	662
Electricite de France SA, 6.000%, 1/22/2114 144A	515,000	500
Japan Bank for International Cooperation, 1.875%, 4/20/21	3,548,000	3,466
Japan Bank for International Cooperation, 2.000%, 11/4/21	1,668,000	1,626
Japan Bank of International Cooperation, 1.500%, 7/21/21	5,246,000	5,030
Kreditanstalt Fuer Wiederaufbau, 1.000%, 7/15/19	15,920,000	15,677
Kreditanstalt Fuer Wiederaufbau, 4.000%, 1/27/20	2,615,000	2,787
Petroleos Mexicanos, 2.460%, 12/15/25	5,777,100	5,785
Petroleos Mexicanos, 5.375%, 3/13/22 144A	1,650,000	1,689
Petroleos Mexicanos, 5.625%, 1/23/46	2,065,000	1,714
Petroleos Mexicanos, 6.500%, 3/13/27 144A	3,365,000	3,471
Petroleos Mexicanos, 6.750%, 9/21/47 144A	2,850,000	2,693
Petroleos Mexicanos, 6.875%, 8/4/26 144A	600,000	633

Total		48,589

Governments (34.9%)	Shares/ $ Par	Value $ (000’s)

US Government and Agencies (31.7%)
Federal National Mortgage Association, 0.000%, 10/9/19	14,300,000	13,561
US Treasury, 0.750%, 10/31/18	89,625,000	88,981
US Treasury, 0.875%, 7/15/18	8,472,000	8,445
US Treasury, 1.000%, 11/30/18	791,000	789
US Treasury, 1.000%, 11/15/19	57,721,000	57,027
US Treasury, 1.125%, 6/15/18	9,311,000	9,320
US Treasury, 1.125%, 7/31/21	24,276,000	23,466
US Treasury, 1.125%, 9/30/21	34,104,000	32,896
US Treasury, 1.250%, 12/31/18	56,426,000	56,483
US Treasury, 1.250%, 10/31/21	26,213,000	25,418
US Treasury, 1.375%, 12/15/19	149,672,000	149,315
US Treasury, 1.375%, 1/31/21	30,359,000	29,874
US Treasury, 1.500%, 8/15/26	46,010,000	42,317
US Treasury, 1.625%, 6/30/20	8,147,000	8,151
US Treasury, 1.750%, 11/30/21	6,844,000	6,793
US Treasury, 2.000%, 8/31/21	18,424,000	18,497
US Treasury, 2.000%, 10/31/21	32,523,000	32,617
US Treasury, 2.000%, 12/31/21	30,879,000	30,992
US Treasury, 2.000%, 11/15/26	73,928,000	71,130
US Treasury, 2.125%, 8/15/21	67,712,000	68,355
US Treasury, 2.125%, 9/30/21	9,012,000	9,092
US Treasury, 2.125%, 11/30/23	9,858,000	9,793
US Treasury, 2.250%, 8/15/46	25,889,000	21,768
US Treasury, 2.500%, 2/15/46	27,903,000	24,794
US Treasury, 2.500%, 5/15/46	25,816,000	22,942
US Treasury, 2.875%, 11/15/46	11,889,000	11,478
US Treasury, 3.000%, 11/15/45	24,338,000	24,005

Total		898,299

Yankee Sovereign (1.5%)
Abu Dhabi Government International Bond, 2.125%, 5/3/21 144A	2,855,000	2,796
Indonesia Government International Bond, 3.700%, 1/8/22 144A	1,305,000	1,308
Indonesia Government International Bond, 4.350%, 1/8/27 144A	3,440,000	3,447
Israel Government International Bond, 4.500%, 1/30/43	2,390,000	2,383
Mexico Government International Bond, 4.000%, 10/2/23	4,685,000	4,696
Mexico Government International Bond, 4.350%, 1/15/47	1,575,000	1,350
Mexico Government International Bond, 5.750%, 10/12/2110	3,460,000	3,192
Paraguay Government International Bond, 6.100%, 8/11/44 144A	1,660,000	1,685
Qatar Government International Bond, 2.375%, 6/2/21 144A	3,820,000	3,737
Qatar Government International Bond, 3.250%, 6/2/26 144A	2,320,000	2,238
Slovenia Government International Bond, 5.250%, 2/18/24 144A	6,530,000	7,154
Slovenia Government International Bond, 5.500%, 10/26/22 144A	2,970,000	3,282

The Accompanying Notes are an Integral Part of the Financial Statements.

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Governments (34.9%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign continued
Slovenia Government International Bond, 5.850%, 5/10/23 144A	2,743,000	3,090
South Africa Government International Bond, 4.300%, 10/12/28	2,765,000	2,564

Total		42,922

Total Governments
(Cost: $1,008,019)		989,810

Municipal Bonds (0.9%)

Municipal Bonds (0.9%)
County of Clark Department of Aviation, 6.820%, 7/1/45 RB	2,495,000	3,516
Los Angeles Community College District, Series 2010-E, 6.750%, 8/1/49 GO	2,635,000	3,794
New Jersey Turnpike Authority, Series 2010, 7.102%, 1/1/41 RB	2,192,000	3,067
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	3,125,000	4,385
Ohio State University, 4.800%, 6/1/11 RB	1,090,000	1,073
Port Authority of New York & New Jersey, 4.458%, 10/1/62 RB	3,665,000	3,707
Province of Ontario, 1.625%, 1/18/19 GO	4,715,000	4,714
State of California, Series 2010, 7.600%, 11/1/40 GO	1,925,000	2,900

Total Municipal Bonds
(Cost: $27,618)		27,156

Structured Products (49.6%)

Structured Products (49.6%)
Ally Master Owner Trust, Series 2014-1, Class A2, 1.290%, 1/15/19	1,300,000	1,300
Ally Master Owner Trust, Series 2014-3, Class A, 1.330%, 3/15/19	5,446,000	5,447
Ally Master Owner Trust, Series 2012-5, Class A, 1.540%, 9/15/19	3,664,000	3,669
American Express Credit Account Master Trust, Series 2013-2, Class A, 1.124%, 5/17/21	2,101,000	2,107
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A3, 1.530%, 7/8/21	3,638,000	3,613
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2A, 1.370%, 11/8/19	1,773,000	1,774
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.538%, 2/14/43 IO	2,249,567	1
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/19 144A	3,483,000	3,487
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/20 144A	4,105,000	4,095
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/21 144A	4,789,000	4,769
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/22 144A	4,532,000	4,438

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Bank of The West Auto Trust, Series 2014-1, Class A3, 1.090%, 3/15/19 144A	1,067,939	1,068
California Republic Auto Receivables Trust, Series 2015-4, Class A2, 1.600%, 9/17/18 144A	776,679	777
California Republic Auto Receivables Trust, Series 2015-1, Class A4, 1.820%, 9/15/20	2,888,000	2,898
California Republic Auto Receivables Trust, Series 2016-2, Class A4, 1.830%, 12/15/21	3,169,000	3,149
California Republic Auto Receivables Trust, Series 2016-1, Class A3, 1.890%, 5/15/20	3,536,000	3,553
California Republic Auto Receivables Trust, Series 2016-1, Class A4, 2.240%, 10/15/21	1,969,000	1,979
California Republic Auto Receivables Trust, Series 2015-4, Class A4, 2.580%, 6/15/21 144A	3,085,000	3,113
Capital Auto Receivables Asset Trust, Series 2016-2, Class A2A, 1.320%, 1/22/19	1,109,000	1,109
Capital Auto Receivables Asset Trust, Series 2016-3, Class A2A, 1.360%, 4/22/19	1,891,000	1,892
Capital Auto Receivables Asset Trust, Series 2015-2, Class A2, 1.390%, 9/20/18	1,707,000	1,708
Capital Auto Receivables Asset Trust, Series 2016-2, Class A3, 1.460%, 6/22/20	2,662,000	2,651
Capital Auto Receivables Asset Trust, Series 2016-1, Class A2A, 1.500%, 11/20/18	3,199,691	3,204
Capital Auto Receivables Asset Trust, Series 2016-3, Class A3, 1.540%, 8/20/20	1,628,000	1,622
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.620%, 3/20/19	2,289,000	2,293
Capital Auto Receivables Asset Trust, Series 2014-1, Class A4, 1.690%, 10/22/18	3,432,000	3,436
Capital Auto Receivables Asset Trust, Series 2016-3, Class A4, 1.690%, 3/20/21	1,365,000	1,353
Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 9/20/19	3,384,000	3,393
Capital Auto Receivables Asset Trust, Series 2016-1, Class A, 1.730%, 4/20/20	3,740,000	3,743
Capital Auto Receivables Asset Trust, Series 2015-4, Class A3, 1.830%, 3/20/20	3,631,000	3,637
Capital Auto Receivables Asset Trust, Series 2015-3, Class A3, 1.940%, 1/21/20	3,714,000	3,733
Capital Auto Receivables Asset Trust, Series 2015-2, Class A4, 1.970%, 1/21/20	5,017,000	5,032
Capital Auto Receivables Asset Trust, Series 2016-1, Class A4, 1.980%, 10/20/20	1,690,000	1,689
Capital Auto Receivables Asset Trust, Series 2015-4, Class A4, 2.010%, 7/20/20	1,879,000	1,882
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7, 1.116%, 9/16/24	5,156,000	5,158
Capital One Multi-Asset Execution Trust, Series 2016-A2, Class A2, 1.334%, 2/15/24	2,789,000	2,806
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A, 1.390%, 1/15/21	340,000	340
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A1, 1.793%, 1/10/48	1,550,796	1,546

The Accompanying Notes are an Integral Part of the Financial Statements.

112	Select Bond Portfolio

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	1,179,000	1,218
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A4, 4.961%, 4/15/44 144A	2,290,000	2,469
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.770%, 10/15/20 144A	5,770,000	5,775
Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/9/20	1,864,000	1,871
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class A1, 1.443%, 8/10/49	900,694	888
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class ASB, 2.622%, 8/10/49	2,660,000	2,604
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.987%, 4/10/46	2,415,000	2,424
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616%, 2/10/49	2,857,000	2,934
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.500%, 4/25/35	252,602	252
Commercial Mortgage Trust Pass Through Certificates, Series 2013-CR6, Class A1, 0.719%, 3/10/46	351,367	350
Commercial Mortgage Trust Pass Through Certificates, Series 2013-CR12, Class A1, 1.295%, 10/10/46	185,490	185
Commercial Mortgage Trust Pass Through Certificates, Series 2013-CR11, Class A1, 1.468%, 10/10/46	542,992	543
Commercial Mortgage Trust Pass Through Certificates, Series 2012-CR4, Class A2, 1.801%, 10/15/45	955,000	958
Commercial Mortgage Trust Pass Through Certificates, Series 2013-CR6, Class A2, 2.122%, 3/10/46	4,725,000	4,755
Commercial Mortgage Trust Pass Through Certificates, Series 2012-CR1, Class A2, 2.350%, 5/15/45	2,505,804	2,506
Commercial Mortgage Trust Pass Through Certificates, Series 2016-C0R1, Class ASB, 2.972%, 10/10/49	1,155,000	1,143
Commercial Mortgage Trust Pass Through Certificates, Series 2015-CR26, Class ASB, 3.373%, 10/10/48	1,137,000	1,168
Commercial Mortgage Trust Pass Through Certificates, Series 2014-CR19, Class A5, 3.796%, 8/10/47	3,070,000	3,216
Commercial Mortgage Trust Pass Through Certificates, Series 2010-C1, Class A2, 3.830%, 7/10/46 144A	420,247	428
Commercial Mortgage Trust Pass Through Certificates, Series 2014-UBS6, Class AM, 4.048%, 12/10/47	2,400,000	2,458

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Commercial Mortgage Trust Pass Through Certificates, Series 2013-CR10, Class A2, 2.972%, 8/10/46	1,137,000	1,161
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4, Class A6, 2.500%, 7/25/43 144A	4,486,041	4,389
Credit Suisse Mortgage Capital Certificates Trust, Series 2016-NXSR, Class A4, 3.795%, 12/15/49	1,166,000	1,199
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5, 3.502%, 11/15/49	3,017,000	3,025
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class ASB, 3.533%, 11/15/48	582,000	600
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, 11/15/48	1,097,000	1,142
Discover Card Execution Note Trust, Series 2016-A2, Class A2, 1.244%, 9/15/21	2,359,000	2,373
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.348%, 2/15/31 IO	5,694,898	26
Federal Home Loan Mortgage Corp., 2.541%, 7/1/42	2,017,414	2,076
Federal Home Loan Mortgage Corp., 2.793%, 12/1/41	500,104	518
Federal Home Loan Mortgage Corp., 2.808%, 5/1/45	1,624,919	1,667
Federal Home Loan Mortgage Corp., 3.000%, 2/1/27	1,233,835	1,269
Federal Home Loan Mortgage Corp., 3.000%, 3/1/30	1,460,468	1,509
Federal Home Loan Mortgage Corp., 3.000%, 4/1/31	2,052,857	2,122
Federal Home Loan Mortgage Corp., 3.000%, 5/1/31	1,160,677	1,194
Federal Home Loan Mortgage Corp., 3.000%, 6/1/31	892,027	917
Federal Home Loan Mortgage Corp., 3.000%, 7/1/31	3,145,972	3,234
Federal Home Loan Mortgage Corp., 3.000%, 9/1/31	2,501,764	2,571
Federal Home Loan Mortgage Corp., 3.000%, 11/1/31	4,134,883	4,252
Federal Home Loan Mortgage Corp., 3.000%, 1/15/43	1,223,192	1,217
Federal Home Loan Mortgage Corp., 3.097%, 2/1/45	1,990,122	2,043
Federal Home Loan Mortgage Corp., 3.500%, 12/1/25	38,623	41
Federal Home Loan Mortgage Corp., 3.500%, 1/1/26	32,416	34
Federal Home Loan Mortgage Corp., 3.500%, 9/1/26	205,235	215
Federal Home Loan Mortgage Corp., 3.500%, 10/15/28	1,171,134	1,187
Federal Home Loan Mortgage Corp., 3.500%, 1/15/29	1,737,407	1,770

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 3.500%, 11/1/29	781,814	818
Federal Home Loan Mortgage Corp., 3.500%, 12/1/29	20,389,249	21,443
Federal Home Loan Mortgage Corp., 3.500%, 1/1/30	305,654	321
Federal Home Loan Mortgage Corp., 3.500%, 4/1/30	6,461,335	6,808
Federal Home Loan Mortgage Corp., 3.500%, 6/1/30	1,895,839	1,996
Federal Home Loan Mortgage Corp., 3.500%, 7/1/30	4,435,417	4,671
Federal Home Loan Mortgage Corp., 3.500%, 8/1/30	3,076,340	3,240
Federal Home Loan Mortgage Corp., 3.500%, 9/1/30	318,711	335
Federal Home Loan Mortgage Corp., 3.500%, 10/1/30	3,176,723	3,344
Federal Home Loan Mortgage Corp., 3.500%, 11/1/30	6,845,500	7,208
Federal Home Loan Mortgage Corp., 3.500%, 12/1/30	4,068,147	4,273
Federal Home Loan Mortgage Corp., 3.500%, 1/1/31	7,324,482	7,716
Federal Home Loan Mortgage Corp., 3.500%, 2/1/31	705,006	743
Federal Home Loan Mortgage Corp., 3.500%, 4/1/31	2,246,000	2,368
Federal Home Loan Mortgage Corp., 3.500%, 6/1/31	1,313,970	1,387
Federal Home Loan Mortgage Corp., 3.500%, 7/1/31	835,546	882
Federal Home Loan Mortgage Corp., 3.500%, 7/1/32	9,303,177	9,648
Federal Home Loan Mortgage Corp., 3.500%, 5/1/34	431,767	447
Federal Home Loan Mortgage Corp., 3.500%, 11/1/35	167,839	175
Federal Home Loan Mortgage Corp., 3.500%, 12/1/35	1,638,314	1,708
Federal Home Loan Mortgage Corp., 3.500%, 12/1/45	453,493	466
Federal Home Loan Mortgage Corp., 4.000%, 10/1/29	10,513,354	11,304
Federal Home Loan Mortgage Corp., 4.000%, 6/1/39	121,265	129
Federal Home Loan Mortgage Corp., 4.000%, 9/15/40	3,720,262	3,936
Federal Home Loan Mortgage Corp., 4.000%, 9/15/43	11,347,000	11,828
Federal Home Loan Mortgage Corp., 4.000%, 8/1/44	854,429	904
Federal Home Loan Mortgage Corp., 4.000%, 2/1/45	1,328,585	1,407
Federal Home Loan Mortgage Corp., 4.000%, 9/1/45	572,085	601

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.000%, 10/1/45	1,635,249	1,722
Federal Home Loan Mortgage Corp., 4.000%, 11/1/45	2,451,985	2,587
Federal Home Loan Mortgage Corp., 4.000%, 12/1/45	2,195,560	2,317
Federal Home Loan Mortgage Corp., 4.000%, 2/1/46	1,307,641	1,380
Federal Home Loan Mortgage Corp., 4.000%, 4/1/46	604,086	638
Federal Home Loan Mortgage Corp., 4.000%, 6/1/46	3,106,384	3,279
Federal Home Loan Mortgage Corp., 4.500%, 8/1/20	5,359,333	5,499
Federal Home Loan Mortgage Corp., 4.500%, 6/1/39	135,667	145
Federal Home Loan Mortgage Corp., 4.500%, 2/1/42	297,029	320
Federal Home Loan Mortgage Corp., 4.500%, 6/1/44	1,646,293	1,779
Federal Home Loan Mortgage Corp., 4.500%, 7/1/39	148,118	158
Federal Home Loan Mortgage Corp., 5.000%, 5/1/44	676,317	750
Federal Home Loan Mortgage Corp., 5.000%, 6/1/44	2,913,576	3,245
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.000%, 4/15/32	631,132	720
Federal Home Loan Mortgage Corp. TBA, 3.000%, 1/1/47	29,700,000	29,491
Federal Home Loan Mortgage Corp. TBA, 3.500%, 1/1/47	13,500,000	13,823
Federal Home Loan Mortgage Corp. TBA, 4.000%, 1/1/47	21,300,000	22,372
Federal National Mortgage Association, Series 2015-M3, Class FA, 0.748%, 6/25/18	4,769,901	4,771
Federal National Mortgage Association, 1.705%, 4/1/43	2,348,711	2,423
Federal National Mortgage Association, 2.414%, 6/1/42	1,773,823	1,824
Federal National Mortgage Association, 2.653%, 1/1/42	2,302,832	2,380
Federal National Mortgage Association, 2.749%, 1/1/45	3,770,805	3,861
Federal National Mortgage Association, 2.768%, 1/1/45	113,037	116
Federal National Mortgage Association, 2.817%, 2/1/42	4,822,339	5,060
Federal National Mortgage Association, 2.841%, 5/1/43	1,087,542	1,114
Federal National Mortgage Association, 2.982%, 6/1/41	3,540,920	3,740
Federal National Mortgage Association, 3.000%, 11/1/26	1,318,343	1,356
Federal National Mortgage Association, 3.000%, 9/1/27	2,354,445	2,422

The Accompanying Notes are an Integral Part of the Financial Statements.

114	Select Bond Portfolio

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.000%, 3/1/28	957,387	985
Federal National Mortgage Association, 3.000%, 11/1/28	5,553,855	5,712
Federal National Mortgage Association, 3.000%, 9/1/30	676,058	695
Federal National Mortgage Association, 3.000%, 4/1/31	1,266,022	1,308
Federal National Mortgage Association, 3.000%, 5/1/31	1,593,500	1,646
Federal National Mortgage Association, 3.000%, 6/1/31	8,017,368	8,260
Federal National Mortgage Association, 3.000%, 8/1/31	3,241,798	3,334
Federal National Mortgage Association, 3.000%, 9/1/31	9,648,028	9,955
Federal National Mortgage Association, 3.000%, 10/1/31	13,059,875	13,435
Federal National Mortgage Association, 3.000%, 11/1/31	19,067,204	19,603
Federal National Mortgage Association, Series 2012-134, Class LC, 3.000%, 12/25/42	243,334	243
Federal National Mortgage Association, 3.185%, 10/1/43	2,068,732	2,120
Federal National Mortgage Association, 3.500%, 7/1/30	5,821,872	6,109
Federal National Mortgage Association, 3.500%, 5/1/30	2,409,731	2,528
Federal National Mortgage Association, 3.500%, 8/1/28	66,460	70
Federal National Mortgage Association, 3.500%, 12/25/28	2,197,076	2,228
Federal National Mortgage Association, 3.500%, 10/1/29	674,311	709
Federal National Mortgage Association, 3.500%, 11/1/29	405,017	425
Federal National Mortgage Association, 3.500%, 12/1/29	2,424,468	2,549
Federal National Mortgage Association, 3.500%, 1/1/30	3,845,064	4,045
Federal National Mortgage Association, 3.500%, 2/1/30	3,863,578	4,055
Federal National Mortgage Association, 3.500%, 7/1/30	4,117,269	4,335
Federal National Mortgage Association, 3.500%, 8/1/30	9,223,603	9,686
Federal National Mortgage Association, 3.500%, 9/1/30	4,546,521	4,770
Federal National Mortgage Association, 3.500%, 11/1/30	2,070,378	2,174
Federal National Mortgage Association, 3.500%, 1/1/31	5,310,158	5,570
Federal National Mortgage Association, 3.500%, 2/1/31	5,704,697	6,003
Federal National Mortgage Association, 3.500%, 3/1/31	1,872,697	1,969

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.500%, 4/1/31	1,262,649	1,332
Federal National Mortgage Association, 3.500%, 5/1/31	1,006,008	1,060
Federal National Mortgage Association, 3.500%, 4/1/31	14,954,646	15,743
Federal National Mortgage Association, 3.500%, 7/1/31	2,854,977	3,013
Federal National Mortgage Association, 3.500%, 8/1/31	16,562,569	17,444
Federal National Mortgage Association, 3.500%, 8/1/31	10,002,000	10,523
Federal National Mortgage Association, 3.500%, 1/1/32	2,450,000	2,585
Federal National Mortgage Association, 3.500%, 9/1/32	3,191,094	3,339
Federal National Mortgage Association, 3.500%, 9/1/33	640,301	670
Federal National Mortgage Association, 3.500%, 1/1/35	1,138,021	1,184
Federal National Mortgage Association, 3.500%, 6/1/43	764,395	788
Federal National Mortgage Association, Series 2016-59, Class CA, 3.500%, 9/25/43	8,508,522	8,869
Federal National Mortgage Association, 3.500%, 1/1/46	868,056	892
Federal National Mortgage Association, 3.500%, 2/1/46	722,966	743
Federal National Mortgage Association, 3.500%, 3/1/46	1,846,870	1,898
Federal National Mortgage Association, 3.500%, 4/1/46	1,241,656	1,277
Federal National Mortgage Association, 3.500%, 6/1/46	1,043,970	1,073
Federal National Mortgage Association, 3.500%, 7/1/46	994,284	1,022
Federal National Mortgage Association, 3.500%, 8/1/46	1,877,375	1,931
Federal National Mortgage Association, 4.000%, 5/1/45	1,129,473	1,195
Federal National Mortgage Association, 4.000%, 4/1/24	2,009,775	2,113
Federal National Mortgage Association, 4.000%, 7/1/24	1,415,666	1,485
Federal National Mortgage Association, 4.000%, 1/1/25	2,975,991	3,143
Federal National Mortgage Association, 4.000%, 4/1/25	1,762,082	1,858
Federal National Mortgage Association, 4.000%, 11/1/29	9,945,586	10,626
Federal National Mortgage Association, 4.000%, 11/1/39	479,883	518
Federal National Mortgage Association, 4.000%, 11/1/40	3,620,141	3,825
Federal National Mortgage Association, 4.000%, 9/1/41	161,162	173

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.000%, 10/1/41	365,642	393
Federal National Mortgage Association, 4.000%, 11/1/41	268,671	289
Federal National Mortgage Association, 4.000%, 12/1/41	348,371	374
Federal National Mortgage Association, 4.000%, 7/1/42	143,183	154
Federal National Mortgage Association, 4.000%, 10/1/43	3,942,531	4,154
Federal National Mortgage Association, 4.000%, 4/1/44	3,767,953	4,000
Federal National Mortgage Association, 4.000%, 12/1/44	156,981	168
Federal National Mortgage Association, 4.000%, 5/1/45	5,117,952	5,420
Federal National Mortgage Association, 4.000%, 7/1/45	1,018,477	1,090
Federal National Mortgage Association, 4.000%, 8/1/45	3,133,953	3,324
Federal National Mortgage Association, 4.000%, 9/1/45	6,739,840	7,145
Federal National Mortgage Association, 4.000%, 10/1/45	1,311,517	1,389
Federal National Mortgage Association, 4.000%, 11/1/45	2,500,100	2,650
Federal National Mortgage Association, 4.000%, 12/1/45	1,316,461	1,388
Federal National Mortgage Association, 4.000%, 1/1/46	2,272,208	2,401
Federal National Mortgage Association, 4.000%, 2/1/46	1,233,461	1,318
Federal National Mortgage Association, 4.000%, 3/1/46	2,191,402	2,331
Federal National Mortgage Association, 4.000%, 7/1/46	942,184	997
Federal National Mortgage Association, 4.000%, 11/1/46	524,023	554
Federal National Mortgage Association, 4.369%, 4/1/40	1,573,011	1,636
Federal National Mortgage Association, 4.500%, 1/1/20	2,369,428	2,435
Federal National Mortgage Association, 4.500%, 1/1/39	4,274,373	4,582
Federal National Mortgage Association, 4.500%, 11/1/43	172,036	185
Federal National Mortgage Association, 4.500%, 12/1/43	91,953	99
Federal National Mortgage Association, 4.500%, 1/1/44	987,601	1,068
Federal National Mortgage Association, 4.500%, 2/1/44	16,734,403	18,338
Federal National Mortgage Association, 4.500%, 3/1/44	2,305,178	2,538
Federal National Mortgage Association, 4.500%, 4/1/44	6,462,430	7,082

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.500%, 6/1/44	2,774,716	3,037
Federal National Mortgage Association, 4.500%, 10/1/44	208,227	226
Federal National Mortgage Association, 4.500%, 6/1/45	438,722	482
Federal National Mortgage Association, 4.500%, 8/1/45	917,077	1,006
Federal National Mortgage Association, 4.500%, 9/1/45	292,806	321
Federal National Mortgage Association, 4.500%, 12/1/45	415,795	451
Federal National Mortgage Association, 4.500%, 2/1/46	497,857	544
Federal National Mortgage Association, 4.500%, 3/1/46	8,236,538	8,932
Federal National Mortgage Association, 4.500%, 4/1/46	555,364	606
Federal National Mortgage Association, 4.500%, 6/1/46	9,112,139	9,915
Federal National Mortgage Association, 5.000%, 12/1/39	1,333,616	1,485
Federal National Mortgage Association, 5.000%, 1/1/40	2,607,550	2,903
Federal National Mortgage Association, 5.000%, 7/1/44	477,407	525
Federal National Mortgage Association, Series 2007-108, Class AN, 8.114%, 11/25/37	614,985	739
Federal National Mortgage Association TBA, 3.000%, 1/1/47	32,400,000	32,187
Federal National Mortgage Association TBA, 3.500%, 1/1/47	56,000,000	57,396
Federal National Mortgage Association TBA, 3.500%, 2/1/47	19,900,000	20,365
Federal National Mortgage Association TBA, 4.000%, 1/1/47	21,500,000	22,603
Federal National Mortgage Association TBA, 4.000%, 3/1/47	9,800,000	10,268
Flagship Credit Auto Trust, Series 2016-3, Class A2, 2.050%, 11/15/20 144A	1,820,000	1,814
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.260%, 11/15/25 144A	5,150,000	5,194
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.440%, 1/15/27 144A	5,493,000	5,541
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.200%, 2/15/19	1,643,000	1,643
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A2, 1.274%, 1/15/22	1,679,000	1,680
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.920%, 1/15/19	2,734,000	2,735
Ford Credit Floorplan Master Owner Trust A, Series 2016-5, Class A1, 1.950%, 11/15/21	5,186,000	5,168
Government National Mortgage Association, 3.000%, 1/1/47	26,400,000	26,731

The Accompanying Notes are an Integral Part of the Financial Statements.

116	Select Bond Portfolio

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 3.500%, 1/1/47	35,000,000	36,383
Government National Mortgage Association, 3.500%, 6/15/46	973,387	1,016
Government National Mortgage Association, 3.500%, 7/15/46	821,776	858
Government National Mortgage Association, 4.000%, 12/15/40	173,021	188
Government National Mortgage Association, 4.000%, 10/15/41	460,184	499
Government National Mortgage Association, 4.000%, 2/15/42	727,978	791
Government National Mortgage Association, 4.000%, 10/15/43	502,647	546
Government National Mortgage Association, 4.000%, 1/1/47	3,800,000	4,035
Government National Mortgage Association, 4.000%, 3/15/45	1,484,512	1,614
Government National Mortgage Association, 4.000%, 5/15/45	333,077	362
Government National Mortgage Association, 4.000%, 7/15/45	531,023	572
Government National Mortgage Association, 4.000%, 8/15/45	1,187,101	1,290
Government National Mortgage Association, 4.000%, 9/15/45	1,301,919	1,401
Government National Mortgage Association, 4.000%, 9/15/45	425,001	462
Government National Mortgage Association, 4.000%, 9/20/45	2,727,417	2,939
Government National Mortgage Association, 4.000%, 10/15/45	2,839,788	3,065
Government National Mortgage Association, 4.000%, 10/20/45	1,553,727	1,682
Government National Mortgage Association, 4.000%, 11/15/45	1,039,451	1,131
Government National Mortgage Association, 4.000%, 11/20/45	1,446,003	1,573
Government National Mortgage Association, 4.000%, 1/20/46	468,101	509
Government National Mortgage Association, 4.000%, 2/20/46	4,042,775	4,358
Government National Mortgage Association, 4.000%, 3/20/46	3,788,212	4,084
Government National Mortgage Association, 4.000%, 4/15/46	529,839	576
Government National Mortgage Association, 4.000%, 4/20/46	664,178	723
Government National Mortgage Association, 4.000%, 5/20/46	2,864,835	3,088
Government National Mortgage Association, 4.000%, 6/15/46	320,971	349
Government National Mortgage Association, 4.000%, 7/20/46	1,368,138	1,475
Government National Mortgage Association, 4.000%, 8/15/46	230,456	251

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 4.000%, 8/20/46	244,071	266
Government National Mortgage Association, 4.500%, 3/15/41	829,558	917
Government National Mortgage Association, 4.500%, 4/15/45	117,775	129
Government National Mortgage Association, 4.500%, 5/20/45	901,170	982
Government National Mortgage Association, 4.500%, 6/20/45	1,939,404	2,150
Government National Mortgage Association, 4.500%, 7/20/45	1,361,234	1,481
Government National Mortgage Association, 4.500%, 8/20/45	823,304	891
Government National Mortgage Association, 4.500%, 9/20/45	288,543	319
Government National Mortgage Association, 4.500%, 10/20/45	143,543	157
Government National Mortgage Association, 4.500%, 1/15/46	224,252	243
Government National Mortgage Association, 4.500%, 1/20/46	264,772	290
Government National Mortgage Association, 4.500%, 2/20/46	253,983	278
Government National Mortgage Association, 4.500%, 6/20/46	176,434	193
Government National Mortgage Association, 4.500%, 9/20/46	172,044	189
Government National Mortgage Association, 5.000%, 12/20/39	219,731	247
Government National Mortgage Association, 5.000%, 11/20/45	421,709	471
GS Mortgage Securities Corp. II., Series 2016-GS4, Class A4, 3.442%, 11/10/49	1,503,000	1,530
GS Mortgage Securities Trust, Series 2013-GC16, Class A1, 1.264%, 11/10/46	59,195	59
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A2, 2.318%, 5/10/45	1,365,451	1,367
GS Mortgage Securities Trust, Series 2016-GS3, Class AAB, 2.777%, 10/10/49	1,740,000	1,723
GS Mortgage Securities Trust, Series 2016-GS3, Class A4, 2.850%, 10/10/49	1,160,000	1,127
GS Mortgage Securities Trust, Series 2012-GCJ7, Class AAB, 2.935%, 5/10/45	423,000	430
GS Mortgage Securities Trust, Series 2011-GC5, Class A2, 2.999%, 8/10/44	147,419	147
GS Mortgage Securities Trust, Series 2013-GC16, Class A2, 3.033%, 11/10/46	1,026,000	1,047
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 2.730%, 3/25/21 144A	1,743,000	1,730
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 1.830%, 8/25/19 144A	1,498,000	1,488
Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 2.270%, 7/25/20 144A	3,577,000	3,542

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Hertz Vehicle Financing LLC, Series 2016-4, Class A, 2.650%, 7/25/22 144A	3,207,000	3,108
Hyundai Auto Receivables Trust, Series 2014-A, Class A4, 1.320%, 8/15/19	3,548,000	3,552
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1, 5.314%, 1/25/51 144A	5,501,804	6,075
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class A1, 1.324%, 8/15/49	1,171,309	1,154
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A2, 1.677%, 12/15/47	986,058	987
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A2, 2.665%, 1/15/46	629,000	638
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class ASB, 2.713%, 8/15/49	1,805,000	1,780
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2014-C20, Class A2, 2.872%, 7/15/47	1,052,000	1,074
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2015-JP1, Class ASB, 3.733%, 1/15/49	666,000	696
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class ASB, 3.414%, 1/15/46	1,666,000	1,728
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2, 3.616%, 11/15/43 144A	816,622	829
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3, 4.106%, 7/15/46 144A	4,784,031	4,923
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2, 4.311%, 8/5/32 144A	4,104,000	4,308
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/47	227,694	228
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB, 5.857%, 2/15/51	200,729	201
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2, 2.773%, 10/15/48	1,089,000	1,109
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3, 2.912%, 10/15/48	4,608,000	4,539
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2, 2.977%, 11/15/45	1,097,184	1,118
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class ASB, 3.316%, 3/15/49	2,385,000	2,434

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class ASB, 3.761%, 8/15/46	840,000	883
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5, 3.775%, 8/15/47	1,700,000	1,781
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class AS, 4.226%, 7/15/48	2,640,000	2,777
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class ASB, 2.954%, 6/15/49	2,331,000	2,324
MASTR Asset Securitization Trust, Series 2004-9, Class 6A1, 5.000%, 9/25/19	35,948	36
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.250%, 11/25/23	166,396	169
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.250%, 12/25/24	246,382	250
Mid-State Trust, Series 6, Class A3, 7.540%, 7/1/35	135,693	142
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.970%, 5/15/46	1,089,963	1,095
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class ASB, 2.729%, 9/15/49	5,519,000	5,403
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A2, 2.964%, 7/15/46	715,000	725
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28, Class ASB, 3.288%, 1/15/49	1,079,000	1,103
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A1, 1.711%, 3/15/49	1,587,313	1,571
Morgan Stanley Capital I Trust, Series 2011-C2, Class A2, 3.476%, 6/15/44 144A	401,544	402
Morgan Stanley Capital I, Trust, Series 2016-UB11, Class A1, 1.445%, 8/15/49	2,750,063	2,720
Morgan Stanley Capital I, Trust, Series 2016-UB11, Class ASB, 2.606%, 8/15/49	1,289,000	1,257
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 1.404%, 9/16/24 144A	2,594,161	2,593
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1.904%, 12/15/28 144A	1,156,000	1,167
Navient Private Education Loan Trust, Series 2014-AA, Class A2B, 1.954%, 2/15/29 144A	2,617,078	2,637
Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 2.650%, 12/15/28 144A	10,107,000	10,103
Navient Private Education Loan Trust, Series 2015-CA, Class B, 3.250%, 5/15/40 144A	2,181,000	2,164
Navient Private Education Loan Trust, Series 2016-AA, Class A2A, 3.910%, 12/15/45 144A	4,972,000	5,161
Navient Student Loan Trust, Series 2014-8, Class A2, 1.196%, 4/25/23	1,932,886	1,933
Navient Student Loan Trust, Series 2014-1, Class A3, 1.266%, 6/25/31	2,186,000	2,136

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Navient Student Loan Trust, Series 2016-7A, Class A, 1.906%, 3/25/66 144A	3,714,965	3,753
Navient Student Loan Trust, Series 2014-8, Class B, 2.256%, 7/26/49	2,092,000	1,890
Nelnet Student Loan Trust, Series 2005-1, Class A5, 0.992%, 10/25/33	1,705,255	1,657
Nelnet Student Loan Trust, Series 2004-4, Class A5, 1.042%, 1/25/37	3,700,963	3,636
Nelnet Student Loan Trust, Series 2004-3, Class A5, 1.062%, 10/27/36	358,152	351
Nelnet Student Loan Trust, Series 2005-2, Class A5, 1.096%, 3/23/37	3,907,541	3,794
Nelnet Student Loan Trust, Series 2005-3, Class A5, 1.116%, 12/24/35	4,001,930	3,891
Nelnet Student Loan Trust, Series 2005-4, Class A4, 1.176%, 3/22/32	1,731,000	1,597
Nelnet Student Loan Trust, Series 2016-1A, Class A, 1.556%, 9/25/65	6,892,224	6,892
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A2A, 1.070%, 5/15/19	4,350,000	4,343
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/21	2,770,000	2,744
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.500%, 10/25/18	34,075	34
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2A, 1.380%, 7/15/19	3,526,594	3,528
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.000%, 5/25/43 144A	2,758,241	2,719
SLC Student Loan Trust, Series 07-1, Class A4, 0.966%, 5/15/29	4,822,994	4,696
SLC Student Loan Trust, Series 05-3, Class A3, 1.083%, 6/15/29	2,215,000	2,172
SLM Private Education Loan Trust, Series 2013-B, Class A1, 1.354%, 7/15/22 144A	684,871	685
SLM Private Education Loan Trust, Series 2013-A, Class A2B, 1.754%, 5/17/27 144A	2,834,000	2,855
SLM Private Education Loan Trust, Series 2013-A, Class A2A, 1.770%, 5/17/27 144A	1,313,000	1,309
SLM Private Education Loan Trust, Series 2013-B, Class A2B, 1.804%, 6/17/30 144A	650,000	654
SLM Private Education Loan Trust, Series 2013-B, Class A2A, 1.850%, 6/17/30 144A	4,040,000	4,019
SLM Private Education Loan Trust, Series 2014-A, Class A2B, 1.854%, 1/15/26 144A	1,226,000	1,236
SLM Private Education Loan Trust, Series 2014-A, Class A2A, 2.590%, 1/15/26 144A	1,388,000	1,391
SLM Private Education Loan Trust, Series 2013-C, Class A2A, 2.940%, 10/15/31 144A	1,977,000	2,000
SLM Private Education Loan Trust, Series 2012-D, Class A2, 2.950%, 2/15/46 144A	4,789,321	4,833
SLM Private Education Loan Trust, Series 2012-B, Class A2, 3.480%, 10/15/30 144A	534,488	542

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.740%, 2/15/29 144A	3,108,378	3,171
SLM Student Loan Trust, Series 2007-2, Class A3, 0.922%, 1/25/19	1,953,288	1,936
SLM Student Loan Trust, Series 2007-3, Class A3, 0.922%, 4/25/19	5,957,997	5,895
SLM Student Loan Trust, Series 2007-2, Class A4, 0.942%, 7/25/22	6,060,000	5,731
SLM Student Loan Trust, Series 2007-5, Class A5, 0.962%, 1/25/24	2,799,868	2,791
SLM Student Loan Trust, Series 2006-3, Class A5, 0.982%, 1/25/21	4,956,000	4,797
SLM Student Loan Trust, Series 2005-5, Class A3, 0.982%, 4/25/25	771,610	768
SLM Student Loan Trust, Series 2005-5, Class A4, 1.022%, 10/25/28	6,078,000	5,918
SLM Student Loan Trust, Series 2005-6, Class A6, 1.022%, 10/27/31	7,331,000	7,149
SLM Student Loan Trust, Series 2005-7, Class A4, 1.032%, 10/25/29	802,000	781
SLM Student Loan Trust, Series 2004-3, Class A5, 1.052%, 7/25/23	3,799,286	3,785
SLM Student Loan Trust, Series 2007-2, Class B, 1.052%, 7/25/25	1,426,000	1,162
SLM Student Loan Trust, Series 2014-2, Class A2, 1.106%, 10/25/21	3,306,258	3,301
SLM Student Loan Trust, Series 2014-2, Class A3, 1.346%, 3/25/55	3,219,000	3,193
SLM Student Loan Trust, Series 2013-6, Class A3, 1.406%, 6/25/55	5,102,000	5,060
SLM Student Loan Trust, Series 2004-10, Class A6A, 1.432%, 4/27/26 144A	6,682,000	6,654
SLM Student Loan Trust, Series 2012-2, Class A, 1.456%, 1/25/29	3,858,691	3,785
SLM Student Loan Trust, Series 2012-6, Class A3, 1.506%, 5/26/26	3,807,000	3,687
SLM Student Loan Trust, Series 2001-10, Class A7A, 1.632%, 10/25/29 144A	2,863,000	2,753
SLM Student Loan Trust, Series 2012-1, Class A3, 1.706%, 9/25/28	884,000	874
SLM Student Loan Trust, Series 2012-6, Class B, 1.756%, 4/27/43	1,467,000	1,303
SLM Student Loan Trust, Series 2012-7, Class B, 2.556%, 9/25/43	4,250,000	3,880
SMB Private Education Loan Trust, Series 2015-A, Class A2B, 1.704%, 6/15/27 144A	3,752,000	3,768
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1.804%, 9/15/34	5,766,000	5,797
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 1.904%, 7/15/27 144A	4,050,000	4,110
SMB Private Education Loan Trust, Series 2015-C, Class A2B, 2.104%, 7/15/27 144A	2,048,000	2,084
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 2.154%, 2/17/32 144A	4,312,000	4,415

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SMB Private Education Loan Trust, Series 2016-A, Class A2B, 2.204%, 5/15/31 144A	5,299,000	5,437
SMB Private Education Loan Trust, Series 2016-C, Class A2A, 2.340%, 9/15/34	8,175,000	8,039
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.430%, 2/17/32 144A	7,479,000	7,318
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.490%, 6/15/27 144A	5,101,000	5,044
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 2.700%, 5/15/31 144A	6,939,000	6,889
SMB Private Education Loan Trust, Series 2015-C, Class A2A, 2.750%, 7/15/27 144A	2,431,000	2,434
SMB Private Education Loan Trust, Series 2015-B, Class A2A, 2.980%, 7/15/27 144A	1,677,000	1,696
SoFi Professional Loan Program, Series 2016-E, Class A1, 1.380%, 7/25/39	5,385,000	5,393
SoFi Professional Loan Program, Series 2016-E, Class A2A, 1.630%, 1/25/36	2,144,000	2,139
SoFi Professional Loan Program, Series 2016-D, Class A2A, 1.530%, 4/25/33 144A	2,259,141	2,256
SoFi Professional Loan Program, Series 2016-D, Class A2B, 2.340%, 4/25/33 144A	2,419,000	2,370
SoFi Professional Loan Program LLC, Series 2016-A, Class A2, 2.760%, 12/26/36	2,968,042	2,985
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1.706%, 1/25/39 144A	1,135,042	1,135
Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/22	3,643,000	3,597
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A, 2.210%, 5/15/24	2,886,000	2,870
TCF Auto Receivables Owner Trust, Series 2016-1A, Class A2, 1.390%, 11/15/19 144A	3,157,000	3,155
TCF Auto Receivables Owner Trust, Series 2016-1A, Class A3, 1.710%, 4/15/21 144A	1,263,000	1,256

Structured Products (49.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
TCF Auto Receivables Owner Trust, Series 2016-PT1, Class A, 1.930%, 6/15/22 144A	6,022,000	6,015
TCF Auto Receivables Owner Trust, Series 2016-1A, Class A4, 2.030%, 2/15/22 144A	941,000	933
Toyota Auto Receivables Trust, Series 2016-C, Class A2A, 1.000%, 1/15/19	2,575,000	2,571
Toyota Auto Receivables Trust, Series 2016-C, Class A3, 1.140%, 8/17/20	3,434,000	3,411
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A2, 1.712%, 12/10/45	1,814,000	1,816
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2, 2.113%, 5/10/63	1,925,508	1,928
Verizon Owner Trust, Series 2016-1A, Class A, 1.420%, 1/20/21 144A	5,120,000	5,084
Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 5/20/21 144A	7,606,000	7,575
World Financial Network Credit Card Master Trust, Series 2016-B, Class A, 1.440%, 6/15/22	3,819,000	3,806
World Financial Network Credit Card Master Trust, Series 2014-C, Class A, 1.540%, 8/16/21	569,000	570
World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/23	4,967,000	4,925
World Financial Network Credit Card Master Trust, Series 2012-B, Class A, 1.760%, 5/17/21	2,426,000	2,431
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/25	4,488,000	4,396
World Omni Auto Receivables Trust, Series 2016-B, Class A3, 1.300%, 2/15/22	3,114,000	3,072

Total Structured Products
(Cost: $1,415,346)		1,408,141

Total Investments (109.2%)
(Cost: $3,135,854)(a)		3,100,914

Other Assets, Less
Liabilities (-9.2%)		(261,869)

Net Assets (100.0%)		2,839,045

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $360,207 representing 12.7% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $3,152,816 and the net unrealized depreciation of investments based on that cost was $51,902 which is comprised of $10,060 aggregate gross unrealized appreciation and $61,962 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

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The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$989,810	$-
Municipal Bonds	-	27,156	-
Corporate Bonds	-	675,807	-
Structured Products	-	1,408,141	-
Total Assets:	$-	$3,100,914	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$110 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have a minimum average portfolio duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar weighted average maturity of the Portfolio is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

Market Overview

Markets in 2016 were peppered by bouts of volatility induced by brief periods of uncertainty and unexpected political global outcomes; however, on the whole, global markets as well as the global economy seemed relatively resilient. While recession fears gripped markets early in the year, sentiment started to improve sharply on the back of dovish central banks and a turn higher in oil prices. Uncertainty surrounding the United Kingdom’s vote to leave the European Union, or “Brexit,” coupled with tepid U.S. economic data spawned a short-lived and relatively contained selloff. While in the U.S., a surprising presidential election and strong economic fundamentals prompted investors to price in expectations for pro-growth reflationary policies under President-elect Donald Trump. This supported the Fed’s case to continue their rate hike cycle in December, with a 25 basis point hike.

In response to this year’s events, U.S. yields rose across the curve while rising oil prices and OPEC’s production cut agreement prompted breakeven levels to push higher as inflation expectations continued to rise. In addition, risk assets returned higher this year, as investment grade and high yield corporate spreads narrowed. Globally, yields in most developed countries fell amid continued monetary policy actions in those regions.

Portfolio Results

The Portfolio returned 1.09% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Long-Term U.S. Treasury Index (the “Index”), returned 1.33%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the 0.60% average return of the Long Government peer group tracked by Morningstar® Inc., an independent mutual fund ranking agency.

An overweight to the intermediate portion of the U.S. Treasury yield curve was the primary detractor due to rising rates during the year. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps, and options.

Within spread sectors, an allocation to Treasury Inflation Protected Securities (TIPS) was a primary contributor for returns as inflation expectations rose. In addition, security selection within Agency debentures, as well as an allocation to the securitized sector, was additive for performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

PIMCO’s baseline forecast for 2017 calls for real global growth to remain in the 2.5%–3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies while high inflation in emerging economies like

122	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio (unaudited)

Brazil and Russia is likely to ebb. Growth in the U.S. and eurozone should remain above trend, but policy and political uncertainty remains. In emerging markets, domestic conditions have improved but the evolution of trade and central bank policy in places like the United States may serve as a headwind.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Long-Term U.S. Government Bond Portfolio	1.09%	2.09%	6.92%
Bloomberg Barclays® Long-Term U.S. Treasury Index	1.33%	2.52%	6.70%
Morningstar® US Insurance Fund Long Government Average	0.60%	1.71%	–
*Inception date	of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Long-Term U.S. Government Bond Portfolio	123

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/16

Security Description	% of Market Value
US Treasury, Various	77.2%
Federal National Mortgage Association, Various	8.5%
Residual Funding Stripped, Various	3.8%
Federal Home Loan Mortgage Corp., 4.00%, 9/15/44	1.7%
Federal Home Loan Mortgage Corp. Series 4092, Class AY, 3.00%, 8/15/32	1.6%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.6%
Federal National Mortgage Association Series 2016-61, 3.00%, 9/25/46	0.6%
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35	0.6%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB3, 3.514%, 12/15/49	0.5%
Commercial Mortgage Pass Through Certificates, Series 2016-667M, Class A, 3.14%, 10/10/36	0.5%

Sector Allocation 12/31/16

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

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Schedule of Investments

December 31, 2016

	Corporate Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

	Electric Utilities (0.5%)
	Consolidated Edison Co. of New York, Inc., 3.850%, 6/15/46	600,000	572

	Total		572

	Transportation (0.4%)
	United Airlines, Series 2016-2, Class A, Pass Through Trust, 3.100%, 10/7/28	200,000	192
	United Airlines, Series 2016-2, Class AA, Pass Through Trust, 2.875%, 10/7/28	200,000	190

	Total		382

	Total Corporate Bonds
	(Cost: $999)		954

	Purchased Options (0.0%)	# of Contracts

	Purchased Options (0.0%)
	US Bond Future Option, Strike Price $95.00, Exp. 2/24/17	54	–	(m)

	Total Purchased Options
	(Cost: $0)		–	(m)

	Governments (106.4%)	Shares/ $ Par

	US Government & Agencies (106.4%)
	Federal National Mortgage Association, 5.625%, 4/17/28	100,000	125
	Federal National Mortgage Association, 6.250%, 5/15/29	2,000,000	2,651
	Federal National Mortgage Association, 7.125%, 1/15/30	700,000	999
	Israel Government AID Bond, 5.500%, 9/18/33	300,000	388
	Residual Funding Corp. Stripped, 0.000%, 10/15/20	2,000,000	1,869
	Residual Funding Corp. Stripped, 0.000%, 4/15/30	4,800,000	3,109
	Resolution Funding Corp. Stripped, 0.000%, 4/15/28	400,000	279
	Tennessee Valley Authority, 4.625%, 9/15/60	200,000	222
	Tennessee Valley Authority Stripped, 0.000%, 5/1/30	500,000	309
	US Treasury, 2.000%, 10/31/21	5,800,000	5,817
	US Treasury, 2.125%, 8/15/21	3,500,000	3,533
	US Treasury, 2.125%, 11/30/23	330,000	328
	US Treasury, 2.250%, 7/31/21	1,700,000	1,727
	US Treasury, 2.500%, 2/15/45	5,860,000	5,220
	US Treasury, 2.750%, 8/15/42	1,100,000	1,039
	US Treasury, 2.875%, 5/15/43	4,200,000	4,057
	US Treasury, 2.875%, 8/15/45	3,800,000	3,657
	US Treasury, 3.000%, 11/15/44	2,800,000	2,766
	US Treasury, 3.125%, 2/15/43	8,250,000	8,359
	US Treasury, 3.375%, 5/15/44	9,300,000	9,862
	US Treasury, 3.625%, 8/15/43	2,600,000	2,883
	US Treasury, 3.625%, 2/15/44	11,830,000	13,112
	US Treasury, 3.750%, 11/15/43	3,000,000	3,401
	US Treasury, 3.875%, 8/15/40	800,000	919
	US Treasury, 4.250%, 11/15/40	1,400,000	1,700
(k)	US Treasury, 4.375%, 11/15/39	19,000,000	23,455
	US Treasury, 4.375%, 5/15/40	100,000	124
	US Treasury, 4.625%, 2/15/40	200,000	256

Governments (106.4%)	Shares/ $ Par	Value $ (000’s)

US Government & Agencies Continued
US Treasury Inflation Index Bond, 0.125%, 4/15/20	1,145,420	1,157
US Treasury Inflation Index Bond, 0.125%, 7/15/24	569,918	560
US Treasury Inflation Index Bond, 0.375%, 7/15/23	613,185	619
US Treasury Inflation Index Bond, 1.375%, 2/15/44	341,687	373
US Treasury Inflation Index Bond, 2.500%, 1/15/29	405,259	489
US Treasury Inflation Index Bond, 3.625%, 4/15/28	149,363	196
US Treasury Stripped, 0.000%, 5/15/33	1,000,000	618
US Treasury Stripped, 0.000%, 5/15/36	1,200,000	669
US Treasury Stripped, 0.000%, 5/15/37	3,000,000	1,610
US Treasury Stripped, 0.000%, 5/15/40	8,900,000	4,344
US Treasury Stripped, 0.000%, 5/15/42	800,000	361
US Treasury Stripped, 0.000%, 8/15/42	1,400,000	625
US Treasury Stripped, 0.000%, 11/15/42	600,000	266
US Treasury Stripped, 0.000%, 5/15/43	700,000	305
US Treasury Stripped, 0.000%, 11/15/43	1,700,000	739
US Treasury Stripped, 0.000%, 2/15/44	400,000	167
US Treasury Stripped, 0.000%, 11/15/44	600,000	250
US Treasury Stripped, 0.000%, 2/15/45	200,000	82
US Treasury Stripped, 0.000%, 8/15/45	3,400,000	1,378
Vessel Management Services, Inc., 3.432%, 8/15/36	557,000	539

Total Governments
(Cost: $123,860)		117,513

Municipal Bonds (0.1%)

Municipal Bonds (0.1%)
Massachusetts Educational Financing Authority, Series 2008-1, 1.832%, 4/25/38 RB	90,676	90

Total Municipal Bonds
(Cost: $91)		90

Structured Products (18.2%)

Structured Products (18.2%)
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.778%, 11/10/31 144A	600,000	593
Commerical Mortgage Pass Through Certificates, Series 2016-667M, Class A, 3.140%, 10/10/36 144A	700,000	687
Core Industrial Trust, Series 2015-West, Class C, 3.494%, 2/10/37 144A	300,000	295
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.799%, 7/25/33	1,607	2
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 3.044%, 8/25/33	1,697	2
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36 144A	800,000	826
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.934%, 2/15/19	2,630	3
Federal Home Loan Mortgage Corp., Series T61, Class 1A1, 1.941%, 7/25/44	15,324	15
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.000%, 8/15/32	2,200,000	2,158

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	125

Long-Term U.S. Government Bond Portfolio

Structured Products (18.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products Continued
Federal Home Loan Mortgage Corp., Series 4830, Class ZG, 3.000%, 4/15/53	643,449	602
Federal Home Loan Mortgage Corp., 4.000%, 9/15/44	2,180,752	2,298
Federal Home Loan Mortgage Corp., 4.000%, 9/15/54	654,226	680
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.500%, 2/15/34	429,870	479
Federal National Mortgage Association, Series 2007-114, Class A6, 0.956%, 10/27/37	10,578	11
Federal National Mortgage Association, 2.750%, 11/1/31	499,362	477
Federal National Mortgage Association, 3.000%, 9/25/46	900,000	824
Federal National Mortgage Association, 3.040%, 12/1/30	371,917	363
Federal National Mortgage Association, 3.090%, 12/1/36	600,000	573
Federal National Mortgage Association, 3.600%, 2/1/40	671,821	668
Federal National Mortgage Association, 3.700%, 9/1/34	675,407	688
Federal National Mortgage Association, 3.765%, 12/1/25	900,000	951
Federal National Mortgage Association, 3.950%, 12/1/45	1,300,000	1,314
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.250%, 5/25/37	301,396	313
Federal National Mortgage Association, 5.000%, 6/1/35	90,878	99
Federal National Mortgage Association, 5.000%, 2/1/36	140,689	154
Federal National Mortgage Association TBA, 3.000%, 6/4/18	1,600,000	1,589
GS Mortgage Securities Trust, Series 2015-590M, 3.805%, 10/10/35 144A	300,000	295

Structured Products (18.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products Continued
Hilton USA Trust, Series 2016-HHV, Class A, 3.719%, 11/5/38 144A	300,000	306
Hilton USA Trust, Series 2016-HHV, Class C, 4.194%, 11/5/38 144A	400,000	391
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class C10, 5.447%, 8/5/34 144A	300,000	289
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 3.368%, 5/25/33	2,028	2
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB3, 3.514%, 12/15/49	700,000	717
SLM Student Loan Trust, Series 2003-7A, Class A5A, 2.163%, 12/15/33 144A	157,717	153
SLM Student Loan Trust, Series 2008-9, Class A, 2.382%, 4/25/23	216,684	217
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 1.396%, 10/19/34	7,066	7
Sunset Mortgage Loan Co., Series 2015-NPL1, Class A, 4.459%, 9/18/45 144A	158,920	158
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35 144A	800,000	824
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.795%, 3/25/34	18,125	18

Total Structured Products
(Cost: $20,541)		20,041

Total Investments (125.6%)
(Cost: $145,491)(a)		138,598

Other Assets, Less
Liabilities (-25.6%)		(28,207)

Net Assets (100.0%)		110,391

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $4,817 representing 4.4% of the net assets.

RB — Revenue Bond

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $149,105 and the net unrealized depreciation of investments based on that cost was $10,507 which is comprised of $1,796 aggregate gross unrealized appreciation and $12,303 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2016.

Centrally Cleared Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
3-Month USD-LIBOR	1.75%	12/26	2,500	USD	$152
3-Month USD-LIBOR	1.75%	12/26	7,410	USD	604
3-Month USD-LIBOR	1.50%	6/27	1,700	USD	(6)
3-Month USD-LIBOR	2.50%	6/46	3,200	USD	274

					$1,024

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

(k)	Cash or securities with an aggregate value of $23,455 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2016.

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$117,513	$-
Municipal Bonds	-	90	-
Corporate Bonds	-	954	-
Structured Products	-	20,041	-
Purchased Options	-	- (m)	-
Other Financial Instruments^
Interest Rate Swaps	-	1,030	-
Total Assets:	$-	$139,628	$-
Liabilities:
Other Financial Instruments^
Interest Rate Swaps	$-	$(6)	$-
Total Assets:	$-	$(6)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	127

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$327 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest more than 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including mortgage- and asset-backed securities. Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Investor concerns about global growth, central bank monetary decisions and U.S. presidential election results led to sharp volatility in 2016. The U.S. economy continued to exhibit modest growth, but for most of the year the U.S. Federal Reserve Bank (the “Fed”) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate.

Investors generally expected the Fed to follow up its December 2015 rate hike with additional increases in 2016. But as the year unfolded, the next Fed rate hike remained elusive. The Fed cited concerns about the health of the global economy, the uncertainty triggered by the United Kingdom’s vote in late June to leave the European Union, or “Brexit,” and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. The Fed’s dovish stance drove longer-term inflation expectations higher, which generally aided Treasury Inflation Protected Securities (“TIPS”) performance. Meanwhile, central banks in the U.K., Europe and Japan continued to pursue aggressive stimulus programs. This action increased the relative attractiveness and returns of the U.S. Treasury market, where yields were generally higher.

Market sentiment shifted swiftly and sharply in the fourth quarter, largely due to Donald Trump’s election victory, which triggered a severe bond market sell-off. Expectations for stronger U.S. economic growth, higher interest rates, a rallying U.S. dollar and mounting inflation related to anticipated Trump administration policies drove U.S. nominal Treasury yields sharply higher. In addition, select U.S. economic data were stronger, and the Fed finally raised rates in December. TIPS returns declined along with the broad Treasury market in the fourth quarter, but higher inflation helped keep the sector ahead of nominal Treasurys.

Overall, modest gains in the broad U.S. Treasury market for the twelve month period, combined with mounting current inflation and rising longer-term inflation expectations, caused TIPS returns to advance and outperform nominal Treasurys. TIPS also outperformed the broad investment grade bond market for the one-year period.

Portfolio Results

The Portfolio returned 4.68% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. TIPS Index (the “Index”), returned 4.68%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return for the Inflation Protected Bonds Funds peer group was 4.96% for 2016.

The Portfolio was nearly as fully invested in TIPS as allowed by the Internal Revenue Service (“IRS”) portfolio diversification regulations for insurance products (53% of assets versus the IRS maximum of 55%). The remainder was primarily invested in investment grade securitized and corporate bonds. The team reduced exposure to non-dollar inflation-linked securities (hedged against currency fluctuations) in favor of inflation swaps, corporate bonds and securitized securities. The non-dollar securities advanced, but not as much as TIPS.

The investment team used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. This strategy, combined with the team’s preference for longer-maturity TIPS, positioned the Portfolio with greater sensitivity to inflation versus the benchmark for most of the period, which aided relative performance as breakeven rates increased. Security selection among corporate and securitized holdings also contributed to relative results.

128	Inflation Protection Portfolio

Inflation Protection Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

The Portfolio positioning reflects our observations that headline U.S. inflation is gradually moving higher, while short- and long-term core Consumer Price Index (CPI) trends have been increasing for more than twelve months. We believe headline inflation eventually will converge with core inflation, and stabilization in commodities prices coupled with a shift to pro-growth policies and potential protectionist actions from the Trump administration eventually will create higher inflation than is currently priced into the bond market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Inflation Protection Portfolio	4.68%	0.77%	3.71%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	4.68%	0.89%	4.17%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	4.96%	0.76%	–

* Inception	date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations.) Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Inflation Protection Portfolio	129

Inflation Protection Portfolio (unaudited)

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Fixed Income Holdings 12/31/16

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	51.7%
Federal National Mortgage Association, Various	7.4%
Federal Home Loan Mortgage Corp., Various	3.1%
Italy Buoni Poliennali Del Tesoro EUR, Various	1.9%
Canadian Government Bond, Various	0.7%
Citigroup, Inc., Various	0.6%
The Goldman Sachs Group, Inc., Various	0.6%
Agate Bay Mortgage Trust Series 2015-7, Series 2015-7, Class A3, 3.50%, 10/25/45	0.5%
JP Morgan Mortgage Trust Series 2016-1, Series 2016-1, Class A7, 3.50%, 5/25/46	0.5%
General Electric Capital Corp., Various	0.3%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

130	Inflation Protection Portfolio

Inflation Protection Portfolio

Schedule of Investments

December 31, 2016

Corporate Bonds (16.8%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.2%)
Lockheed Martin Corp., 3.550%, 1/15/26	100,000	102
Lockheed Martin Corp., 3.800%, 3/1/45	200,000	190
Lockheed Martin Corp., 4.250%, 11/15/19	200,000	213

Total		505

Autos & Vehicle Parts (0.4%)
Daimler Finance North America LLC, 1.875%, 1/11/18 144A	200,000	200
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	200,000	201
Ford Motor Credit Co. LLC, 4.389%, 1/8/26	300,000	304
Ford Motor Credit Co. LLC, 5.000%, 5/15/18	100,000	104
General Motors Co., 5.000%, 4/1/35	300,000	293
General Motors Financial Co., 5.250%, 3/1/26	80,000	84

Total		1,186

Banking (4.4%)
American Express Co., 1.550%, 5/22/18	350,000	349
American Express Credit Corp., 2.250%, 5/5/21	200,000	198
Bank of America Corp., 3.248%, 10/21/27	545,000	520
Bank of America Corp., 3.300%, 1/11/23	350,000	351
Bank of America Corp., 5.750%, 12/1/17	650,000	673
BNP Paribas SA, 2.400%, 12/12/18	150,000	151
Branch Banking & Trust Co., 3.800%, 10/30/26	200,000	206
Capital One Bank USA NA, 2.300%, 6/5/19	250,000	251
Capital One Financial Corp., 2.450%, 4/24/19	100,000	101
Capital One Financial Corp., 4.200%, 10/29/25	150,000	150
Capital One NA, 1.650%, 2/5/18	250,000	250
Citigroup, Inc., 2.350%, 8/2/21	300,000	293
Citigroup, Inc., 3.200%, 10/21/26	500,000	478
Citigroup, Inc., 4.000%, 8/5/24	250,000	252
Citigroup, Inc., 4.050%, 7/30/22	300,000	310
Citigroup, Inc., 4.450%, 9/29/27	575,000	584
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/8/22	200,000	211
Credit Suisse, 3.625%, 9/9/24	250,000	252
Discover Bank of Greenwood Delaware, 3.450%, 7/27/26	300,000	290
Discover Financial Services, 3.750%, 3/4/25	200,000	196
Fifth Third Bancorp, 4.300%, 1/16/24	60,000	62
Fifth Third Bank, 2.875%, 10/1/21	250,000	253
The Goldman Sachs Group, Inc., 2.300%, 12/13/19	300,000	300
The Goldman Sachs Group, Inc., 3.500%, 11/16/26	200,000	195
The Goldman Sachs Group, Inc., 3.750%, 5/22/25	850,000	852
The Goldman Sachs Group, Inc., 4.250%, 10/21/25	200,000	203
The Goldman Sachs Group, Inc., 5.750%, 1/24/22	230,000	259
HSBC Holdings PLC, 2.950%, 5/25/21	200,000	200
HSBC Holdings PLC, 4.300%, 3/8/26	200,000	207
Huntington Bancshares, Inc., 2.300%, 1/14/22	200,000	194
JPMorgan Chase & Co., 3.875%, 9/10/24	250,000	253
JPMorgan Chase & Co., 4.500%, 1/24/22	500,000	539
JPMorgan Chase & Co., 4.625%, 5/10/21	250,000	269
JPMorgan Chase & Co., 4.950%, 6/1/45	385,000	411
KeyBank NA, 3.400%, 5/20/26	250,000	243

Corporate Bonds (16.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Morgan Stanley, 3.875%, 1/27/26	400,000	404
Morgan Stanley, 5.000%, 11/24/25	670,000	716
Morgan Stanley, 5.950%, 12/28/17	200,000	208
PNC Bank NA, 6.000%, 12/7/17	200,000	208
Suntrust Bank, 3.300%, 5/15/26	200,000	193
Synchrony Financial, 2.600%, 1/15/19	100,000	100
Synchrony Financial, 3.000%, 8/15/19	250,000	253
U.S. Bancorp, 3.600%, 9/11/24	400,000	408
Wells Fargo & Co., 3.000%, 4/22/26	200,000	191
Wells Fargo & Co., 3.550%, 9/29/25	175,000	175
Wells Fargo & Co., 4.125%, 8/15/23	100,000	103
Wells Fargo & Co., 4.400%, 6/14/46	200,000	191
Wells Fargo & Co., 4.750%, 12/7/46	300,000	304
Wells Fargo & Co., 5.625%, 12/11/17	400,000	415

Total		14,375

Basic Materials (0.2%)
Georgia-Pacific LLC, 2.539%, 11/15/19 144A	100,000	101
Georgia-Pacific LLC, 5.400%, 11/1/20 144A	140,000	154
International Paper Co., 4.400%, 8/15/47	200,000	189
International Paper Co., 6.000%, 11/15/41	150,000	168

Total		612

Capital Goods (0.1%)
Deere & Co., 2.600%, 6/8/22	60,000	60
John Deere Capital Corp., 3.150%, 10/15/21	290,000	297

Total		357

Chemicals (0.3%)
The Dow Chemical Co., 3.500%, 10/1/24	200,000	202
E.I. du Pont de Nemours & Co., 4.150%, 2/15/43	200,000	188
Eastman Chemical Co., 3.600%, 8/15/22	69,000	71
Ecolab, Inc., 4.350%, 12/8/21	360,000	389
LyondellBasell Industries NV, 4.625%, 2/26/55	100,000	93
LyondellBasell Industries NV, 5.000%, 4/15/19	75,000	79
The Mosaic Co., 5.625%, 11/15/43	100,000	96

Total		1,118

Conglomerate & Diversified Manufacturing (0.5%)
General Electric Capital Corp., 2.100%, 12/11/19	250,000	252
General Electric Capital Corp., 4.375%, 9/16/20	100,000	107
General Electric Capital Corp., 4.650%, 10/17/21	100,000	110
General Electric Co., 4.125%, 10/9/42	620,000	625
Ingersoll-Rand Luxembourg Finance SA, 3.550%, 11/1/24	200,000	203
United Technologies Corp. 3.75%, 3.750%, 11/1/46	395,000	376

Total		1,673

Consumer Products & Retailing (0.9%)
CVS Health Corp., 2.750%, 12/1/22	500,000	493
Dollar General Corp., 3.250%, 4/15/23	200,000	197
The Home Depot, Inc., 4.200%, 4/1/43	200,000	206
The Kroger Co., 3.875%, 10/15/46	200,000	182
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	60,000	57
McDonald’s Corp., 3.250%, 6/10/24	150,000	152

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	131

Inflation Protection Portfolio

Corporate Bonds (16.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
NIKE, Inc., 3.375%, 11/1/46	315,000	285
Reynolds American, Inc., 4.450%, 6/12/25	250,000	264
Unilever Capital Corp., 2.200%, 3/6/19	200,000	202
Wal-Mart Stores, Inc., 3.250%, 10/25/20	600,000	625
Wal-Mart Stores, Inc., 5.625%, 4/15/41	300,000	373

Total		3,036

Electric Utilities (0.7%)
CMS Energy Corp., 6.250%, 2/1/20	100,000	111
Dominion Resources, Inc., 4.900%, 8/1/41	250,000	263
Dominion Resources, Inc., 3.625%, 12/1/24	200,000	201
Dominion Resources, Inc., 6.400%, 6/15/18	340,000	361
Duke Energy Corp., 3.550%, 9/15/21	150,000	155
Duke Energy Progress LLC, 3.700%, 10/15/46	600,000	568
Exelon Generation Co. LLC, 5.600%, 6/15/42	200,000	185
Georgia Power Co., 4.300%, 3/15/42	100,000	101
Pacific Gas & Electric Co., 4.000%, 12/1/46	300,000	296
Potomac Electric Power Co., 3.600%, 3/15/24	80,000	83
Virginia Electric and Power Co., 3.450%, 2/15/24	50,000	51

Total		2,375

Energy (0.5%)
Apache Corp., 4.750%, 4/15/43	225,000	232
ConocoPhillips Co., 2.400%, 12/15/22	400,000	387
Noble Energy, Inc., 4.150%, 12/15/21	330,000	343
Occidental Petroleum Corp., 4.100%, 2/15/47	330,000	321
Southern Co. Gas Capital Corp., 3.950%, 10/1/46	200,000	185

Total		1,468

Finance (0.2%)
GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	550,000	550
International Lease Finance Corp., 5.875%, 8/15/22	200,000	217

Total		767

Food & Beverage (0.7%)
Anheuser-Busch InBev Finance, Inc., 3.650%, 2/1/26	820,000	832
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	200,000	216
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/19	100,000	111
Diageo Capital PLC, 2.625%, 4/29/23	200,000	198
General Mills, Inc., 3.150%, 12/15/21	450,000	460
Kraft Heinz Foods Co., 3.950%, 7/15/25	200,000	203
PepsiCo., 3.450%, 10/6/46	320,000	292

Total		2,312

Healthcare (0.4%)
Abbott Laboratories, 4.900%, 11/30/46	300,000	308
Catholic Health Initiatives, 2.950%, 11/1/22	100,000	97
Express Scripts Holding Co., 4.500%, 2/25/26	200,000	206
Medtronic, Inc., 2.500%, 3/15/20	100,000	101
Medtronic, Inc., 3.500%, 3/15/25	80,000	83
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	250,000	236
Zimmer Biomet Holdings, Inc., 2.700%, 4/1/20	150,000	150

Total		1,181

Insurance (0.9%)
ACE INA Holdings, Inc., 3.150%, 3/15/25	200,000	199

	Corporate Bonds (16.8%)	Shares/ $ Par	Value $ (000’s)

	Insurance continued
	Aetna, Inc., 2.750%, 11/15/22	100,000	98
	Aetna, Inc., 3.200%, 6/15/26	200,000	198
	The Allstate Corp., 4.200%, 12/15/46	150,000	153
	American International Group, Inc., 4.125%, 2/15/24	250,000	260
	American International Group, Inc., 4.500%, 7/16/44	150,000	148
	American International Group, Inc., 5.850%, 1/16/18	100,000	104
	Berkshire Hathaway, Inc., 4.500%, 2/11/43	335,000	356
	The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	150,000	166
	Liberty Mutual Group, Inc., 4.250%, 6/15/23 144A	100,000	105
	Prudential Financial, Inc., 2.300%, 8/15/18	100,000	101
	Prudential Financial, Inc., 5.625%, 5/12/41	195,000	225
	TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24 144A	200,000	202
	The Travelers Companies, Inc., 3.750%, 5/15/46	200,000	189
	UnitedHealth Group, Inc., 4.250%, 3/15/43	150,000	153
(e)	Voya Financial, Inc., 2.900%, 2/15/18	153,000	155
	XLIT, Ltd., 2.300%, 12/15/18	100,000	101

	Total		2,913

	Media (0.9%)
	21st Century Fox America, Inc., 4.750%, 11/15/46 144A	150,000	151
	21st Century Fox America, Inc., 6.900%, 8/15/39	235,000	295
	CBS Corp., 3.500%, 1/15/25	200,000	198
	Comcast Corp., 6.500%, 11/15/35	200,000	256
	NBCUniversal Media LLC, 4.375%, 4/1/21	340,000	367
	Time Warner Cable, Inc., 4.500%, 9/15/42	295,000	267
	Time Warner, Inc., 3.600%, 7/15/25	200,000	199
	Time Warner, Inc., 3.800%, 2/15/27	300,000	298
	Time Warner, Inc., 4.050%, 12/15/23	150,000	155
	Time Warner, Inc., 4.700%, 1/15/21	100,000	107
	Viacom, Inc., 4.250%, 9/1/23	250,000	250
	The Walt Disney Co., 2.350%, 12/1/22	500,000	492

	Total		3,035

	Oil & Gas (0.8%)
	BP Capital Markets PLC, 2.500%, 11/6/22	60,000	59
	BP Capital Markets PLC, 2.750%, 5/10/23	200,000	196
	Chevron Corp., 2.100%, 5/16/21	200,000	198
	Chevron Corp., 2.427%, 6/24/20	100,000	101
	Exxon Mobil Corp., 3.043%, 3/1/26	200,000	200
	Hess Corp., 6.000%, 1/15/40	300,000	310
	Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	247
	Phillips 66, 4.650%, 11/15/34	200,000	208
	Shell International Finance BV, 2.375%, 8/21/22	900,000	884
	Total Capital SA, 2.125%, 8/10/18	100,000	101

	Total		2,504

	Pharmaceuticals (1.2%)
	AbbVie, Inc., 2.900%, 11/6/22	200,000	198
	AbbVie, Inc., 4.450%, 5/14/46	350,000	335
	Actavis Funding SCS, 3.450%, 3/15/22	600,000	609
	Actavis Funding SCS, 3.850%, 6/15/24	150,000	151
	Amgen, Inc., 1.850%, 8/19/21	200,000	192

The Accompanying Notes are an Integral Part of the Financial Statements.

132	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (16.8%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals continued
Amgen, Inc., 3.625%, 5/22/24	140,000	142
Celgene Corp., 3.625%, 5/15/24	50,000	50
Gilead Sciences, Inc., 3.650%, 3/1/26	200,000	203
Gilead Sciences, Inc., 4.150%, 3/1/47	165,000	157
Gilead Sciences, Inc., 4.400%, 12/1/21	260,000	280
GlaxoSmithKline Capital PLC, 2.850%, 5/8/22	200,000	202
Merck & Co., Inc., 2.400%, 9/15/22	200,000	196
Mylan NV, 3.950%, 6/15/26 144A	200,000	187
Mylan, Inc., 2.550%, 3/28/19	100,000	100
Mylan, Inc., 2.600%, 6/24/18	70,000	70
Roche Holdings, Inc., 3.350%, 9/30/24 144A	400,000	409
Shire Acquisitions Investments Ireland Designated Activity Co., 3.200%, 9/23/26	160,000	150
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/20	170,000	167

Total		3,798

Pipelines (0.7%)
Enbridge, Inc., 3.500%, 6/10/24	150,000	146
Energy Transfer Partners LP, 3.600%, 2/1/23	100,000	98
Energy Transfer Partners LP, 4.050%, 3/15/25	200,000	198
Energy Transfer Partners LP, 4.150%, 10/1/20	100,000	104
Enterprise Products Operating LLC, 3.750%, 2/15/25	200,000	203
Enterprise Products Operating LLC, 4.850%, 3/15/44	100,000	101
Kinder Morgan Energy Partners LP, 5.300%, 9/15/20	270,000	290
Magellan Midstream Partners LP, 5.150%, 10/15/43	150,000	156
MPLX LP, 4.875%, 6/1/25	200,000	206
Plains All American Pipeline LP / PAA Finance Corp., 3.650%, 6/1/22	200,000	201
Sunoco Logistics Partners Operations LP, 3.450%, 1/15/23	200,000	195
TransCanada PipeLines, Ltd., 2.500%, 8/1/22	100,000	98
Williams Partners LP, 4.125%, 11/15/20	80,000	83
Williams Partners LP, 4.300%, 3/4/24	200,000	202

Total		2,281

Real Estate Investment Trusts (0.4%)
Boston Properties, 3.650%, 2/1/26	150,000	148
DDR Corp., 4.750%, 4/15/18	60,000	62
Essex Portfolio LP, 3.625%, 8/15/22	100,000	102
Host Hotels & Resorts LP, 3.750%, 10/15/23	100,000	98
Kilroy Realty LP, 3.800%, 1/15/23	130,000	131
Kilroy Realty LP, 4.375%, 10/1/25	40,000	41
Simon Property Group LP, 4.250%, 11/30/46	300,000	295
Ventas Realty LP / Ventas Capital Corp., 3.250%, 8/15/22	250,000	253
Welltower, Inc., 3.750%, 3/15/23	300,000	306

Total		1,436

Services (0.1%)
Republic Services, Inc., 3.800%, 5/15/18	100,000	103
Waste Management, Inc., 3.125%, 3/1/25	150,000	150
Waste Management, Inc., 3.500%, 5/15/24	100,000	103

Total		356

Technology (0.8%)
Apple, Inc., 1.000%, 5/3/18	100,000	100

Corporate Bonds (16.8%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Apple, Inc., 3.250%, 2/23/26	200,000	200
Cisco Systems, Inc., 1.600%, 2/28/19	200,000	200
Cisco Systems, Inc., 5.900%, 2/15/39	165,000	210
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 6/15/26 144A	140,000	152
Fidelity National Information Services, Inc., 3.000%, 8/15/26	200,000	188
Fidelity National Information Services, Inc., 3.500%, 4/15/23	100,000	101
Hewlett Packard Enterprise Co., 3.600%, 10/15/20 144A	130,000	132
Intuit, Inc., 5.750%, 3/15/17	140,000	141
Microsoft Corp., 2.125%, 11/15/22	180,000	175
Microsoft Corp., 3.450%, 8/8/36	400,000	380
Oracle Corp., 2.500%, 10/15/22	300,000	297
Oracle Corp., 2.650%, 7/15/26	150,000	142
Oracle Corp., 5.750%, 4/15/18	300,000	317

Total		2,735

Telecommunications (1.0%)
American Tower Corp., 3.375%, 10/15/26	400,000	379
AT&T, Inc., 3.400%, 5/15/25	450,000	434
AT&T, Inc., 3.600%, 2/17/23	250,000	252
AT&T, Inc., 4.450%, 4/1/24	100,000	104
AT&T, Inc., 4.800%, 6/15/44	280,000	265
AT&T, Inc., 6.550%, 2/15/39	77,000	89
British Telecommunications PLC, 5.950%, 1/15/18	100,000	104
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 6.484%, 10/23/45	330,000	382
Crown Castle International Corp., 4.450%, 2/15/26	240,000	248
Deutsche Telekom International Finance BV, 6.750%, 8/20/18	130,000	140
Orange SA, 2.750%, 2/6/19	100,000	101
Verizon Communications, Inc., 4.125%, 8/15/46	300,000	272
Verizon Communications, Inc., 4.400%, 11/1/34	150,000	148
Verizon Communications, Inc., 5.150%, 9/15/23	250,000	276

Total		3,194

Transportation (0.5%)
Burlington Northern Santa Fe LLC, 3.000%, 4/1/25	200,000	200
Burlington Northern Santa Fe LLC, 3.750%, 4/1/24	200,000	210
Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	100,000	112
CSX Corp., 3.800%, 11/1/46	200,000	185
Norfolk Southern Corp., 3.850%, 1/15/24	75,000	78
Norfolk Southern Corp., 5.750%, 4/1/18	100,000	105
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 144A	100,000	101
Union Pacific Corp., 2.750%, 4/15/23	100,000	99
Union Pacific Corp., 3.350%, 8/15/46	165,000	148
United Parcel Service, Inc., 3.400%, 11/15/46	300,000	277

Total		1,515

Total Corporate Bonds
(Cost: $55,094)		54,732

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	133

Inflation Protection Portfolio

	Governments (61.3%)	Shares/ Par	Value $ (000’s)

	Foreign Agencies (0.3%)
	CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	100,000	100
	Petroleos Mexicanos, 3.500%, 1/30/23	130,000	119
	Petroleos Mexicanos, 4.625%, 9/21/23 144A	200,000	194
	Petroleos Mexicanos, 4.875%, 1/18/24	400,000	388
	Statoil ASA, 2.450%, 1/17/23	250,000	244

	Total		1,045

	Foreign Governments (2.8%)
(f)	Australia Government Bond, 4.000%, 8/20/20 AUD	715,000	962
(f)	Canadian Government Bond, 4.250%, 12/1/21 CAD	745,795	674
(f)	Canadian Government Bond, 4.250%, 12/1/26 CAD	1,469,740	1,527
(f)	Italy Buoni Poliennali Del Tesoro, 2.350%, 9/15/24 EUR	2,963,900	3,560
(f)	Italy Buoni Poliennali Del Tesoro, 3.100%, 9/15/26 EUR	1,995,889	2,567

	Total		9,290

	Governments (58.0%)
	Federal Home Loan Mortgage Corp., 6.250%, 7/15/32	750,000	1,032
(b)	Federal National Mortgage Association, 6.625%, 11/15/30	12,200,000	16,971
	US Treasury, 0.125%, 7/15/26	2,823,464	2,730
	US Treasury Inflation Index Bond, 0.125%, 4/15/19	1,495,733	1,514
	US Treasury Inflation Index Bond, 0.125%, 4/15/21	3,314,480	3,333
	US Treasury Inflation Index Bond, 0.125%, 1/15/22	507,267	508
(b)	US Treasury Inflation Index Bond, 0.125%, 7/15/22	9,985,260	10,011
	US Treasury Inflation Index Bond, 0.125%, 1/15/23	3,665,095	3,638
	US Treasury Inflation Index Bond, 0.125%, 7/15/24	1,781,430	1,750
	US Treasury Inflation Index Bond, 0.250%, 1/15/25	7,143,500	7,026
	US Treasury Inflation Index Bond, 0.375%, 7/15/23	2,596,600	2,620
	US Treasury Inflation Index Bond, 0.375%, 7/15/25	6,523,200	6,488
	US Treasury Inflation Index Bond, 0.625%, 2/15/43	6,728,448	6,160
(b)	US Treasury Inflation Index Bond, 0.625%, 7/15/21	10,188,212	10,513
(b)	US Treasury Inflation Index Bond, 0.625%, 1/15/24	13,104,262	13,335
	US Treasury Inflation Index Bond, 0.750%, 2/15/42	8,370,403	7,924
	US Treasury Inflation Index Bond, 0.750%, 2/15/45	3,181,995	2,994
	US Treasury Inflation Index Bond, 1.125%, 1/15/21	6,395,451	6,709
	US Treasury Inflation Index Bond, 1.250%, 7/15/20	1,108,427	1,171
	US Treasury Inflation Index Bond, 1.375%, 2/15/44	8,691,066	9,485
	US Treasury Inflation Index Bond, 1.375%, 1/15/20	1,788,400	1,881
	US Treasury Inflation Index Bond, 1.750%, 1/15/28	4,609,271	5,146
	US Treasury Inflation Index Bond, 1.875%, 7/15/19	1,132,030	1,205
	US Treasury Inflation Index Bond, 2.000%, 1/15/26	2,009,403	2,264
	US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,124,770	2,632
	US Treasury Inflation Index Bond, 2.125%, 2/15/41	5,943,640	7,399
(b)	US Treasury Inflation Index Bond, 2.375%, 1/15/25	24,556,045	28,195
(k)	US Treasury Inflation Index Bond, 2.375%, 1/15/27	2,666,818	3,124
	US Treasury Inflation Index Bond, 2.500%, 1/15/29	6,996,847	8,439
(b)	US Treasury Inflation Index Bond, 3.375%, 4/15/32	4,173,733	5,770
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	2,241,645	2,948
	US Treasury Inflation Index Bond, 3.875%, 4/15/29	3,528,744	4,825

	Total		189,740

	Yankee Sovereign (0.2%)
	Mexico Government International Bond, 4.750%, 3/8/44	200,000	182

Governments (61.3%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign continued
Saudi Government International Bond, 2.375%, 10/26/21 144A	300,000	291

Total		473

Total Governments
(Cost: $203,748)		200,548

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	35,000	47
City of San Francisco CA Public Utilities Commission Water Revenue, 6.950%, 11/1/50 RB	25,000	35
City Public Service Board of San Antonio TX, 5.985%, 2/1/39 RB	150,000	189
Los Angeles Community College District/CA, Series 2010-E, 6.750%, 8/1/49 GO	95,000	137
Los Angeles Department of Water & Power, 5.716%, 7/1/39 RB	15,000	18
Metropolitan Transportation Authority, Series 2010-E, 6.814%, 11/15/40 RB	50,000	66
Missouri Highway & Transportation Commission, 5.445%, 5/1/33 RB	100,000	118
New Jersey Turnpike Authority, Series 2010, 7.102%, 1/1/41 RB	100,000	140
Port Authority of New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	50,000	55
Rutgers - The State University of New Jersey, 5.665%, 5/1/40 RB	55,000	65
Santa Clara Valley Transportation Authority, 5.876%, 4/1/32 RB	50,000	60
State of California, Series 2009, 7.550%, 4/1/39 GO	250,000	370
State of llinois, 5.100%, 6/1/33 GO	150,000	133
State of Texas, Series 2009A, 5.517%, 4/1/39 GO	30,000	38

Total Municipal Bonds
(Cost: $1,526)		1,471

Structured Products (17.7%)

Structured Products (17.7%)
Agate Bay Mortgage Trust, Series 2014-1, Class 1A6, 3.500%, 7/25/44 144A	1,466,292	1,478
Agate Bay Mortgage Trust, Series 2014-3, Class A2, 3.500%, 11/25/44 144A	1,020,797	1,019
Agate Bay Mortgage Trust, Series 2015-7, Class A3, 3.500%, 10/25/45 144A	1,796,055	1,787
Agate Bay Mortgage Trust, Series 2016-1, Class A3, 3.500%, 12/25/45 144A	1,406,922	1,405
Agate Bay Mortgage Trust, Series 2016-2, Class A3, 3.500%, 3/25/46 144A	1,049,629	1,059
Agate Bay Mortgage Trust, Series 2016-3, Class A3, 3.500%, 8/25/46 144A	901,543	902
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.736%, 6/17/31 144A	1,589,676	1,584
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.920%, 9/20/19 144A	625,000	622

The Accompanying Notes are an Integral Part of the Financial Statements.

134	Inflation Protection Portfolio

Inflation Protection Portfolio

Structured Products (17.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/19 144A	750,000	751
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class A, 3.218%, 4/14/33 144A	825,000	828
BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/5/36 144A	1,000,000	1,012
CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49	700,000	720
Chesapeake Funding LLC, Series 2014-1A, Class A, 1.072%, 3/7/26 144A	354,517	353
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.000%, 9/25/37	48,970	51
Citigroup / Deutsche Bank Mortgage Trust, Series 2016-CD1, Class AM, 2.926%, 8/10/49	1,000,000	959
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class B, 4.647%, 2/10/49	880,000	926
Commercial Mortgage Trust Pass Through Certificates, Series 2015-CR22, Class AM, 3.603%, 3/10/48	900,000	905
Commercial Mortgage Trust Pass Through Certificates, Series 2014-UBS5, Class AM, 4.193%, 9/10/47	850,000	879
Commercial Mortgage Trust Pass Through Certificates, Series 2014-CR15, Class AM, 4.426%, 2/10/47	1,000,000	1,067
Commercial Mortgage Trust Pass-Through Certificates, Series 2015-3BP, Class A, 3.178%, 2/10/35 144A	875,000	875
Core Industrial Trust, Series 2015-WEST, Class A, 3.292%, 2/10/37 144A	950,000	951
Core Industrial Trust, Series 2015-TEXW, Class B, 3.329%, 2/10/34 144A	725,000	729
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, 3.500%, 12/25/44 144A	300,000	295
Federal Home Loan Mortgage Corp., 4.000%, 5/1/42	5,044,480	5,331
Federal Home Loan Mortgage Corp., 4.500%, 4/1/41	3,566,640	3,867
Federal National Mortgage Association, 4.000%, 2/1/46	6,839,076	7,196
GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48	1,000,000	1,017
GS Mortgage Securities Trust, Series 2016-GS2, Class B, 3.759%, 5/10/49	750,000	757
Hilton Grand Vacations Trust, Series 2014-AA, Class A, 1.770%, 11/25/26 144A	372,361	365
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, 2.977%, 8/10/38 144A	1,175,000	1,128
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.936%, 12/17/31 144A	561,992	562
Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 144A	950,000	962
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class A4, 2.822%, 8/15/49	600,000	582

Structured Products (17.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP3, Class AS, 3.144%, 8/15/49	675,000	658
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2, 2.500%, 3/25/43 144A	1,185,121	1,169
JP Morgan Mortgage Trust, Series 2014-5, Class A1, 3.000%, 10/25/29 144A	1,163,027	1,174
JP Morgan Mortgage Trust, Series 2016-1, Class A7, 3.500%, 5/25/46 144A	1,750,000	1,690
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, 4.341%, 8/15/47	700,000	731
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.166%, 12/15/46	600,000	645
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4, 2.782%, 8/15/49	1,575,000	1,519
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, 3.446%, 7/13/29 144A	600,000	604
MVW Owner Trust, Series 2016-1A, Class A, 2.250%, 12/20/33 144A	614,845	603
MVW Owner Trust, Series 2015-1A, Class A, 2.520%, 12/20/32 144A	781,583	777
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 5.633%, 12/18/37	23,413	24
Sequoia Mortgage Trust, Series 2014-3, Class A14, 3.000%, 10/25/44 144A	361,202	364
Sequoia Mortgage Trust, Series 2014-4, Class A2, 3.500%, 11/25/44 144A	303,726	307
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.000%, 12/25/43 144A	224,997	232
Sierra Receivables Funding LLC, Series 2015-1A, Class A, 2.400%, 3/22/32 144A	231,388	230
Sierra Receivables Funding LLC, Series 2016-1A, Class A, 3.080%, 3/21/33 144A	709,003	716
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, 3.147%, 6/25/34	556,836	576
Thornburg Morgage Securities Trust, Series 2004-3, Class A, 1.496%, 9/25/44	404,028	369
Towd Point Mortgage Trust, Series 2016-1, Class A1, 3.500%, 2/25/55 144A	787,566	803
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15, 3.010%, 6/25/35	1,031,349	1,060
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 1A1, 3.022%, 6/25/35	336,302	348
Wells Fargo Mortgage Backed Securities Trust, Series 2005-17, Class 1A1, 5.500%, 1/25/36	49,164	48
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4, 6.000%, 8/25/36	70,087	70
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1, 6.310%, 1/25/38	74,482	72
WinWater Mortgage Loan Trust, Series 2014-1, Class A4, 3.500%, 6/20/44 144A	301,847	304

Total Structured Products
(Cost: $58,446)		58,017

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	135

Inflation Protection Portfolio

	Short-Term Investments (4.5%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (4.5%)
(r)	Credit Agricole Cib, 0.520%, 1/3/17	14,774,000	14,773

	Total		14,773

	Total Short-Term Investments
	(Cost: $14,773)		14,773

	Total Investments (100.8%)
	(Cost: $333,647)(a)		329,541

	Other Assets, Less
	Liabilities (-0.8%)		(2,614)

	Net Assets (100.0%)		326,927

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $30,019 representing 9.2% of the net assets.

GO — General Obligation

RB — Revenue Bond

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

JPY — Japanese Yen

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $333,670 and the net unrealized depreciation of investments based on that cost was $4,129 which is comprised of $3,180 aggregate gross unrealized appreciation and $7,309 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2016, $23,078)	196	3/17	$(16)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2016, $13,724)	91	3/17	14
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2016, $3,984)	32	3/17	7
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2016, $24,274)	112	3/17	(6)
US Ultra Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2016, $7,702)	48	3/17	10
US Ultra Treasury Bond Future (Short) (Total Notional Value at December 31, 2016, $11,913)	89	3/17	(19)

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2016.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA NA	AUD	1,308	942	3/17	$30	$-	$30
Buy	HSBC Bank USA NA	CAD	45	34	3/17	-	- (m)	-	(m)
Sell	HSBC Bank USA NA	CAD	2,926	2,181	3/17	21	-	21
Sell	HSBC Bank USA NA	EUR	5,732	6,057	3/17	114	-	114
Buy	HSBC Bank USA NA	JPY	53,628	460	3/17	-	(7)	(7)
Sell	HSBC Bank USA NA	JPY	53,628	461	3/17	12	-	12

						$178	$(8)	$170

The Accompanying Notes are an Integral Part of the Financial Statements.

136	Inflation Protection Portfolio

Inflation Protection Portfolio

(j)	Swap agreements outstanding on December 31, 2016.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.420%	CPURNSA Index Total Return at Maturity	4/18	2,000	$(135)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.223%	CPURNSA Index Total Return at Maturity	5/18	2,500	(111)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.210%	CPURNSA Index Total Return at Maturity	3/19	6,500	(222)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	3/19	4,500	(316)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.510%	CPURNSA Index Total Return at Maturity	3/19	2,000	(164)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	2/20	2,800	(287)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.670%	CPURNSA Index Total Return at Maturity	4/22	3,000	(352)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.763%	CPURNSA Index Total Return at Maturity	3/23	700	(73)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.140%	CPURNSA Index Total Return at Maturity	7/25	2,900	- (m)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.528%	CPURNSA Index Total Return at Maturity	8/24	2,750	(193)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.790%	CPURNSA Index Total Return at Maturity	8/25	1,500	47
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.720%	CPURNSA Index Total Return at Maturity	8/17	2,000	(254)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.345%	CPURNSA Index Total Return at Maturity	9/17	13,000	(635)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.710%	CPURNSA Index Total Return at Maturity	2/20	1,000	3
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.526%	CPURNSA Index Total Return at Maturity	5/23	5,500	(442)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.535%	CPURNSA Index Total Return at Maturity	5/23	1,000	(81)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.589%	CPURNSA Index Total Return at Maturity	7/24	1,400	(107)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.385%	CPURNSA Index Total Return at Maturity	9/24	4,000	(214)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	137

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.363%	CPURNSA Index Total Return at Maturity	9/24	3,500	$(177)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.310%	CPURNSA Index Total Return at Maturity	9/24	1,400	(63)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	(377)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.784%	CPURNSA Index Total Return at Maturity	7/44	1,400	(261)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Goldman Sachs International	1.870%	CPURNSA Index Total Return at Maturity	5/26	17,000	731
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Goldman Sachs International	1.920%	CPURNSA Index Total Return at Maturity	5/26	7,000	263
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Goldman Sachs International	1.770%	CPURNSA Index Total Return at Maturity	6/26	6,000	313
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Goldman Sachs International	2.245%	CPURNSA Index Total Return at Maturity	11/26	3,000	19
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Goldman Sachs International	2.280%	CPURNSA Index Total Return at Maturity	11/26	3,000	8
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Goldman Sachs International	2.280%	CPURNSA Index Total Return at Maturity	11/26	4,000	11

						$(3,069)

(k)	Cash or securities with an aggregate value of $3,124 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2016.

(m)	Amount is less than one thousand.

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$200,548	$-
Municipal Bonds	-	1,471	-
Corporate Bonds	-	54,732	-
Structured Products	-	58,017	-
Short-Term Investments	-	14,773	-
Other Financial Instruments^
Futures	31	-	-
Forward Currency Contracts	-	178	-
Total Return Swaps	-	1,395	-
Total Assets:	$31	$331,114	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

138	Inflation Protection Portfolio

Inflation Protection Portfolio

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Liabilities:
Other Financial Instruments^
Futures	(41)	-	-
Forward Currency Contracts	-	(8)	-
Total Return Swaps	-	(4,464)	-
Total Liabilities:	$(41)	$(4,472)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	139

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$757 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are securities rated below investment grade by major credit rating agencies, or if unrated, determined by Federated to be of comparable quality. The Portfolio may invest up to 30% of net assets in foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. Federated selects securities that it believes have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. Federated’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. Federated does not limit the Portfolio’s investments to securities of a particular maturity range.

Market Overview

High yield bonds posted strong returns, and outperformed the broader bond market by a wide margin. For example, the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index returned 17.13% for the year, while the Bloomberg Barclays® U.S. Aggregate Bond Index, a measure of high quality bond performance, returned 2.65% for the period.

The primary driver of the high yield market’s performance was the global rebound in commodity prices. The rally in commodity prices led to a substantial rebound in the bonds of commodity-oriented companies as the independent energy, oil field service and metals segments were the best performers in 2016 after being the worst performers in 2015. Slow and stable growth in the broader U.S. economy also helped the high yield market’s performance. Although geopolitical events such as the United Kingdom’s vote to leave the European Union, or “Brexit,” unrest in Syria and the U.S. presidential election threatened to derail the market’s recovery, fundamental credit stability and strength in commodities allayed these concerns.

Within the high yield market, major industries that substantially outperformed the broader high yield market included: metals and mining, independent energy, oil field services, midstream and industrial other. Major industries that substantially underperformed the broader high yield market included: pharmaceuticals, leisure, home construction, healthcare and transportation services. From a credit quality perspective, the lower-rated CCC-rated sector returned 31.46% while the higher-rated B-rated and BB-rated sectors returned 15.80% and 12.78%, respectively.

Portfolio Results

The Portfolio returned 14.59% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (the “Index”), returned 17.13%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return for the High Yield Funds peer group was 13.08% for 2016.

The Portfolio was negatively affected by its sector allocation during the period under review. The Portfolio’s underweight, relative to the Index, to the strong performing metals and mining, independent energy and oil field services industries were among the largest detractors to relative performance. The Portfolio’s overweight in the underperforming healthcare, packaging and pharmaceutical segments negatively affected performance. Given the strong overall market performance, the Portfolio’s cash holding was also a drag on performance. The Portfolio did benefit from its underweight to the weak performing financials and home construction segments and its overweight to the strong performing midstream industry.

The Portfolio was positively affected by its security selection during the period. The Portfolio benefited from strong security selection in the technology and wireless telecommunication segments. Also strong security selection in the healthcare, pharmaceutical and packaging segments helped offset some of the negative impact from being overweight in these weak performing sectors. The Portfolio’s holdings in the industrial-other and gaming segments negatively impacted performance. Specific Portfolio holdings that substantially outperformed the Index included: Chesapeake Energy Corp., Legacy Reserves LP, Oasis Petroleum, Inc., Advanced Micro Devices, Inc. and EP Energy LLC. Specific Portfolio holdings that substantially underperformed the Index included: Intelsat (Luxembourg) S.A., Community Health Systems, Inc., Valeant Pharmaceuticals International, Inc., Endo Finance LLC and Hertz Corp.

140	High Yield Bond Portfolio

High Yield Bond Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

As we close out 2016, the picture looks much brighter than a year ago. Business, consumer and market confidence are improving, as an apparently more business-friendly administration gets ready to take control in Washington. Looking forward, we expect credit conditions to remain favorable as free cash flow generation improves, commodity prices stabilize well off early 2016 lows and default rates fall. Unfortunately, valuations for high yield bonds already reflect much of this optimism as credit spreads have moved below historical medians. Fortunately, we expect additional tightening to occur in 2017 perhaps as rates move higher in the U.S. Treasury market. This could lead to positive absolute returns below the lofty levels of 2016, but perhaps higher than most other fixed income instruments.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	14.59%	6.63%	6.82%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	17.13%	7.36%	7.55%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	13.08%	6.20%	6.06%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

High Yield Bond Portfolio	141

High Yield Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/16

Security Description	% of Net Assets
HCA, Inc., Various	2.3%
Sprint Corp., Various	1.8%
T-Mobile USA, Inc., Various	1.4%
First Data Corp., Various	1.4%
Tenet Healthcare Corp., Various	1.2%
CCO Holdings LLC / CCO Holdings Capital Corp., Various	1.2%
Ally Financial, Inc., Various	1.1%
Infor US, Inc., Various	1.1%
Valeant Pharmaceuticals International, Various	1.1%
Altice, Various	1.0%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

142	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2016

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (1.1%)
Engility Corp., 8.875%, 9/1/24 144A	1,050,000	1,100
TransDigm, Inc., 6.000%, 7/15/22	520,000	541
TransDigm, Inc., 6.375%, 6/15/26 144A	1,575,000	1,617
TransDigm, Inc., 6.500%, 7/15/24	4,725,000	4,944
TransDigm, Inc., 6.500%, 5/15/25	300,000	314

Total		8,516

Autos & Vehicle Parts (3.3%)
Adient Global Holdings, Ltd., 4.875%, 8/15/26 144A	1,225,000	1,200
Allison Transmission, Inc., 5.000%, 10/1/24 144A	900,000	909
American Axle & Manufacturing, Inc., 6.250%, 3/15/21	960,000	991
BCD Acquisition, Inc., 9.625%, 9/15/23 144A	1,500,000	1,605
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 144A	425,000	420
Dana Financing Luxembourg Sarl, 6.500%, 6/1/26 144A	1,800,000	1,881
Gates Global LLC / Gates Global Co., 6.000%, 7/15/22 144A	3,642,000	3,562
The Goodyear Tire & Rubber Co., 5.000%, 5/31/26	1,150,000	1,145
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	625,000	644
International Automotive Components Group SA, 9.125%, 6/1/18 144A	1,975,000	1,926
JB Poindexter & Co., Inc., 9.000%, 4/1/22 144A	1,800,000	1,890
MPG Holdco I, Inc., 7.375%, 10/15/22	2,025,000	2,116
Schaeffler Finance BV, 4.750%, 5/15/23 144A	375,000	381
Schaeffler Verwaltung Zwei GmbH, 4.125%, 9/15/21 144A	350,000	353
Schaeffler Verwaltung Zwei GmbH, 4.500%, 9/15/23 144A	375,000	366
Schaeffler Verwaltung Zwei GmbH, 4.750%, 9/15/26 144A	1,725,000	1,665
Tenneco, Inc., 5.000%, 7/15/26	350,000	343
Tenneco, Inc., 5.375%, 12/15/24	750,000	775
TI Group Automotive Systems LLC, 8.750%, 7/15/23 144A	1,750,000	1,829
ZF North America Capital, Inc., 4.750%, 4/29/25 144A	900,000	916

Total		24,917

Banking (1.1%)
Ally Financial, Inc., 2.750%, 1/30/17	475,000	475
Ally Financial, Inc., 3.500%, 1/27/19	895,000	899
Ally Financial, Inc., 3.750%, 11/18/19	3,450,000	3,465
Ally Financial, Inc., 4.125%, 2/13/22	800,000	793
Ally Financial, Inc., 5.750%, 11/20/25	2,975,000	2,968

Total		8,600

Basic Materials (7.5%)
Anixter, Inc., 5.125%, 10/1/21	1,800,000	1,872
Anixter, Inc., 5.500%, 3/1/23	275,000	285
ARD Finance SA, 7.125%, 9/15/23 144A	2,975,000	2,938
Ardagh Packaging Finance PLC / Ardagh Holdings USA, 7.250%, 5/15/24 144A	2,000,000	2,107

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 5/15/23 144A	525,000	521
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 6.000%, 6/30/21 144A	1,475,000	1,501
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 6.250%, 1/31/19 144A	1,640,000	1,667
Ball Corp., 5.250%, 7/1/25	1,675,000	1,750
Belden, Inc., 5.250%, 7/15/24 144A	325,000	327
Belden, Inc., 5.500%, 9/1/22 144A	3,450,000	3,553
Berry Plastics Corp., 5.125%, 7/15/23	1,150,000	1,170
Berry Plastics Corp., 5.500%, 5/15/22	4,205,000	4,373
Berry Plastics Corp., 6.000%, 10/15/22	275,000	291
BWAY Holding Co., 9.125%, 8/15/21 144A	3,965,000	4,183
Clearwater Paper Corp., 5.375%, 2/1/25 144A	2,675,000	2,648
Cleaver-Brooks, Inc., 8.750%, 12/15/19 144A	1,300,000	1,354
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, 1/15/23	875,000	892
Crown Americas LLC / Crown Americas Capital Corp. V, 4.250%, 9/30/26 144A	375,000	353
Garda World Security Corp., 7.250%, 11/15/21 144A	520,000	484
The Hillman Group, Inc., 6.375%, 7/15/22 144A	3,200,000	3,008
Multi-Color Corp., 6.125%, 12/1/22 144A	3,125,000	3,266
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25 144A	2,350,000	2,368
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 144A	500,000	521
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25 144A	600,000	633
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 5.750%, 10/15/20	2,405,000	2,480
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 6.875%, 2/15/21	502,305	517
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 7.000%, 7/15/24 144A	1,950,000	2,073
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 8.250%, 2/15/21	1,269,264	1,310
Sealed Air Corp., 4.875%, 12/1/22 144A	1,375,000	1,413
Sealed Air Corp., 5.125%, 12/1/24 144A	1,950,000	2,004
Sealed Air Corp., 5.500%, 9/15/25 144A	325,000	336
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22 144A	3,650,000	3,641
Unifrax I LLC / Unifrax Holding Co., 7.500%, 2/15/19 144A	1,325,000	1,318

Total		57,157

Builders & Building Materials (1.8%)
Allegion PLC, 5.875%, 9/15/23	550,000	583
American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21 144A	2,725,000	2,807
American Builders & Contractors Supply Co., Inc., 5.750%, 12/15/23 144A	125,000	129
Beacon Roofing Supply, Inc., 6.375%, 10/1/23	625,000	667
HD Supply, Inc., 5.250%, 12/15/21 144A	1,125,000	1,187

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	143

High Yield Bond Portfolio

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Builders & Building Materials continued
HD Supply, Inc., 5.750%, 4/15/24 144A	375,000	396
Masonite International Corp., 5.625%, 3/15/23 144A	725,000	748
NCI Building Systems, Inc., 8.250%, 1/15/23 144A	1,675,000	1,809
Ply Gem Industries, Inc., 6.500%, 2/1/22	1,100,000	1,136
RSI Home Products, Inc., 6.500%, 3/15/23 144A	2,825,000	2,952
Standard Industries, Inc., 6.000%, 10/15/25 144A	825,000	868

Total		13,282

Capital Goods (0.1%)
Cloud Crane LLC, 10.125%, 8/1/24 144A	425,000	455
United Rentals North America, Inc., 5.500%, 7/15/25	475,000	484

Total		939

Chemicals (2.4%)
Axalta Coating Systems LLC, 4.875%, 8/15/24 144A	625,000	625
Compass Minerals International, Inc., 4.875%, 7/15/24 144A	2,050,000	1,937
Eco Services Operations LLC / Eco Finance Corp., 8.500%, 11/1/22 144A	1,225,000	1,302
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,290,000	1,284
Hexion, Inc., 6.625%, 4/15/20	2,650,000	2,345
Huntsman International LLC, 4.875%, 11/15/20	2,630,000	2,725
Huntsman International LLC, 5.125%, 11/15/22	375,000	382
Platform Specialty Products Corp., 6.500%, 2/1/22 144A	5,000,000	5,038
Platform Specialty Products Corp., 10.375%, 5/1/21 144A	675,000	748
PQ Corp., 6.750%, 11/15/22 144A	450,000	482
Versum Materials, Inc., 5.500%, 9/30/24 144A	550,000	562
W.R. Grace & Co., 5.625%, 10/1/24 144A	605,000	635

Total		18,065

Conglomerate & Diversified Manufacturing (1.4%)
Entegris, Inc., 6.000%, 4/1/22 144A	2,950,000	3,068
Gardner Denver, Inc., 6.875%, 8/15/21 144A	1,120,000	1,115
Milacron LLC / Mcron Finance Corp. 144A, 7.750%, 2/15/21 144A	1,475,000	1,516
WESCO Distribution, Inc., 5.375%, 12/15/21	2,780,000	2,870
WESCO Distribution, Inc., 5.375%, 6/15/24 144A	1,750,000	1,754

Total		10,323

Consumer Products & Retailing (5.6%)
1011778 BC ULC / New Red Finance, Inc., 6.000%, 4/1/22 144A	4,275,000	4,467
Albertsons Cos LLC / Safeway, 5.750%, 3/15/25 144A	1,725,000	1,708
Albertsons Cos LLC / Safeway, 6.625%, 6/15/24 144A	1,600,000	1,668
Aramark Services, Inc., 5.125%, 1/15/24	100,000	103
Argos Merger Sub, Inc., 7.125%, 3/15/23 144A	4,650,000	4,743
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	2,125,000	1,806
First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	3,235,000	3,203
Hanesbrands, Inc., 4.875%, 5/15/26 144A	725,000	709
JC Penney Corp., Inc., 5.875%, 7/1/23 144A	525,000	541
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America, 5.250%, 6/1/26 144A	1,600,000	1,624
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.000%, 6/1/24 144A	800,000	817
Michaels Stores, Inc., 5.875%, 12/15/20 144A	1,875,000	1,931

	Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Products & Retailing continued
(c)	Neiman Marcus Group, Ltd. LLC, 8.750%, 10/15/21 144A	700,000	495
	Party City Holdings, Inc., 6.125%, 8/15/23 144A	1,775,000	1,855
	Performance Food Group, Inc., 5.500%, 6/1/24 144A	325,000	327
	Prestige Brands, Inc., 5.375%, 12/15/21 144A	3,475,000	3,579
	Prestige Brands, Inc., 6.375%, 3/1/24 144A	1,050,000	1,103
	Ritchie Bros. Auctioneers, Inc., 5.375%, 1/15/25 144A	575,000	587
	Rite Aid Corp., 6.125%, 4/1/23 144A	2,600,000	2,795
	Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	375,000	390
	Spectrum Brands, Inc., 5.750%, 7/15/25	725,000	752
	Spectrum Brands, Inc., 6.125%, 12/15/24	3,450,000	3,640
	Springs Industries, Inc., 6.250%, 6/1/21	1,450,000	1,501
	Tempur Sealy International, Inc., 5.500%, 6/15/26	625,000	628
	Valvoline Finco Two LLC, 5.500%, 7/15/24 144A	325,000	336
	Vista Outdoor, Inc., 5.875%, 10/1/23	700,000	733

	Total		42,041

	Electric Utilities (2.0%)
	Calpine Corp., 5.375%, 1/15/23	2,800,000	2,737
	Calpine Corp., 5.750%, 1/15/25	1,375,000	1,327
	Calpine Corp., 6.000%, 1/15/22 144A	455,000	476
	Enviva Partners LP / Enviva Partners Finance Corp., 8.500%, 11/1/21 144A	2,125,000	2,215
	NRG Energy, Inc., 6.250%, 7/15/22	1,450,000	1,454
	NRG Energy, Inc., 6.250%, 5/1/24	1,750,000	1,702
	NRG Energy, Inc., 6.625%, 3/15/23	750,000	752
	NRG Energy, Inc., 6.625%, 1/15/27 144A	925,000	874
	NRG Energy, Inc., 7.250%, 5/15/26 144A	1,150,000	1,144
	TerraForm Power Operating LLC, 6.125%, 6/15/25 144A	950,000	983
	TerraForm Power Operating LLC, 6.375%, 2/1/23 144A	1,125,000	1,139

	Total		14,803

	Energy (7.0%)
	Antero Resources Corp., 5.000%, 3/1/25 144A	375,000	367
	Antero Resources Corp., 5.125%, 12/1/22	840,000	848
	Antero Resources Corp., 5.375%, 11/1/21	1,305,000	1,334
	Antero Resources Corp., 5.625%, 6/1/23	1,225,000	1,254
	Callon Petroleum Co., 6.125%, 10/1/24 144A	425,000	438
	Carrizo Oil & Gas, Inc., 6.250%, 4/15/23	1,725,000	1,768
	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	620,000	642
	CGG SA, 6.875%, 1/15/22	965,000	444
	Chesapeake Energy Corp., 5.375%, 6/15/21	1,140,000	1,069
	Chesapeake Energy Corp., 6.125%, 2/15/21	950,000	926
	Chesapeake Energy Corp., 8.000%, 12/15/22 144A	1,400,000	1,510
	Chesapeake Energy Corp., 8.000%, 1/15/25 144A	425,000	433
	Continental Resources, Inc., 4.500%, 4/15/23	2,050,000	2,009
	CrownRock LP / CrownRock Finance, Inc., 7.125%, 4/15/21 144A	275,000	286
	CrownRock LP / CrownRock Finance, Inc., 7.750%, 2/15/23 144A	525,000	567
	Diamondback Energy, Inc., 4.750%, 11/1/24 144A	600,000	588
	Diamondback Energy, Inc., 5.375%, 5/31/25 144A	800,000	805
	EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	700,000	553

The Accompanying Notes are an Integral Part of the Financial Statements.

144	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Energy continued
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, 11/29/24 144A	875,000	940
Gulfport Energy Corp., 6.000%, 10/15/24 144A	550,000	560
Gulfport Energy Corp., 6.375%, 5/15/25 144A	650,000	658
Gulfport Energy Corp., 6.625%, 5/1/23	725,000	758
Halcon Resources Corp., 8.625%, 2/1/20 144A	1,150,000	1,196
Laredo Petroleum, Inc., 5.625%, 1/15/22	1,250,000	1,259
Laredo Petroleum, Inc., 6.250%, 3/15/23	400,000	414
Laredo Petroleum, Inc., 7.375%, 5/1/22	575,000	596
Legacy Reserves LP / Legacy Reserves Finance Corp., 6.625%, 12/1/21	460,000	315
MPLX LP, 4.875%, 12/1/24	1,100,000	1,133
MPLX LP, 4.875%, 6/1/25	1,075,000	1,105
Newfield Exploration Co., 5.375%, 1/1/26	650,000	663
Northern Oil and Gas, Inc., 8.000%, 6/1/20	2,455,000	2,029
Oasis Petroleum, Inc., 6.500%, 11/1/21	1,645,000	1,676
Oasis Petroleum, Inc., 6.875%, 3/15/22	1,170,000	1,199
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25 144A	450,000	452
Parsley Energy LLC / Parsley Finance Corp., 6.250%, 6/1/24 144A	300,000	316
PDC Energy, Inc., 6.125%, 9/15/24 144A	300,000	307
PDC Energy, Inc., 7.750%, 10/15/22	350,000	373
Precision Drilling Corp., 7.750%, 12/15/23 144A	850,000	897
QEP Resources, Inc., 5.250%, 5/1/23	575,000	576
QEP Resources, Inc., 6.875%, 3/1/21	1,300,000	1,381
Range Resources Corp., 4.875%, 5/15/25	1,000,000	969
Range Resources Corp., 5.000%, 3/15/23 144A	225,000	223
Range Resources Corp., 5.750%, 6/1/21 144A	955,000	1,000
Rice Energy, Inc., 6.250%, 5/1/22	2,225,000	2,286
RSP Permian, Inc., 5.250%, 1/15/25 144A	750,000	754
RSP Permian, Inc., 6.625%, 10/1/22	925,000	978
SM Energy Co., 5.625%, 6/1/25	525,000	507
SM Energy Co., 6.500%, 11/15/21	1,205,000	1,229
SM Energy Co., 6.500%, 1/1/23	965,000	981
SM Energy Co., 6.750%, 9/15/26	350,000	360
Southwestern Energy Co., 4.100%, 3/15/22	2,150,000	2,031
Weatherford International, 7.000%, 3/15/38	1,400,000	1,166
Weatherford International LLC, 6.800%, 6/15/37	400,000	328
Weatherford International, Ltd., 8.250%, 6/15/23	1,375,000	1,399
Weatherford International, Ltd., 9.875%, 2/15/24 144A	100,000	107
Whiting Petroleum Corp., 5.000%, 3/15/19	885,000	888
Whiting Petroleum Corp., 5.750%, 3/15/21	960,000	956
Whiting Petroleum Corp., 6.250%, 4/1/23	925,000	925
WPX Energy, Inc., 5.250%, 9/15/24	275,000	267
WPX Energy, Inc., 6.000%, 1/15/22	375,000	384
WPX Energy, Inc., 7.500%, 8/1/20	125,000	134
WPX Energy, Inc., 8.250%, 8/1/23	350,000	391

Total		52,907

Entertainment (0.7%)
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 144A	725,000	741
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	2,280,000	2,349

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Entertainment continued
Live Nation Entertainment, Inc., 4.875%, 11/1/24 144A	600,000	602
Regal Entertainment Group, 5.750%, 3/15/22	660,000	691
Regal Entertainment Group, 5.750%, 2/1/25	1,025,000	1,040

Total		5,423

Finance (1.2%)
Navient Corp., 5.500%, 1/25/23	350,000	340
Navient Corp., 5.875%, 10/25/24	2,050,000	1,948
Navient Corp., 6.125%, 3/25/24	1,175,000	1,141
Navient Corp., 6.625%, 7/26/21	350,000	370
Navient Corp., 7.250%, 9/25/23	1,025,000	1,053
Quicken Loans, Inc., 5.750%, 5/1/25 144A	4,350,000	4,230
RHP Hotel Properties LP / RHP Finance Corp., 5.000%, 4/15/23	325,000	328

Total		9,410

Food & Beverage (2.2%)
Acosta, Inc., 7.750%, 10/1/22 144A	4,000,000	3,360
AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24 144A	850,000	858
Aramark Services, Inc., 5.125%, 1/15/24 144A	1,425,000	1,470
Lamb Weston Holdings, Inc., 4.875%, 11/1/26 144A	1,225,000	1,212
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 1/15/24	500,000	530
Post Holdings, Inc., 5.000%, 8/15/26 144A	1,825,000	1,747
Post Holdings, Inc., 6.000%, 12/15/22 144A	300,000	313
Post Holdings, Inc., 7.750%, 3/15/24 144A	1,400,000	1,554
Post Holdings, Inc., 8.000%, 7/15/25 144A	2,525,000	2,828
US Foods, Inc., 5.875%, 6/15/24 144A	2,500,000	2,587

Total		16,459

Gaming/Leisure/Lodging (3.7%)
Boyd Gaming Corp., 6.375%, 4/1/26 144A	775,000	835
Boyd Gaming Corp., 6.875%, 5/15/23	2,050,000	2,204
Chester Downs & Marina LLC / Chester Downs Finance Corp., 9.250%, 2/1/20 144A	2,000,000	1,920
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	375,000	401
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	500,000	521
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 5.625%, 5/1/24 144A	475,000	498
MGM Resorts International, 6.000%, 3/15/23	2,525,000	2,727
MGM Resorts International, 6.625%, 12/15/21	1,040,000	1,162
MGM Resorts International, 6.750%, 10/1/20	510,000	567
MGM Resorts International, 7.750%, 3/15/22	345,000	397
Mohegan Tribal Gaming Authority, 7.875%, 10/15/24 144A	1,950,000	1,989
Penn National Gaming, Inc., 5.875%, 11/1/21	2,825,000	2,945
Pinnacle Entertainment, Inc., 5.625%, 5/1/24 144A	2,225,000	2,231
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21 144A	1,900,000	1,943
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	3,865,000	3,826
Seminole Tribe of Florida, Inc., 7.804%, 10/1/20 144A	1,705,000	1,696

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	145

High Yield Bond Portfolio

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Station Casinos LLC, 7.500%, 3/1/21	2,175,000	2,278

Total		28,140

Healthcare (10.4%)
Acadia Healthcare Co., 5.625%, 2/15/23	400,000	400
Acadia Healthcare Co., 6.500%, 3/1/24	2,625,000	2,684
Air Medical Merger Sub Corp., 6.375%, 5/15/23 144A	2,750,000	2,640
AmSurg Corp., 5.625%, 7/15/22	1,525,000	1,572
Change Healthcare Holdings, Inc., 6.000%, 2/15/21 144A	900,000	940
Change Healthcare Holdings, Inc., 11.000%, 12/31/19	1,550,000	1,600
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	625,000	580
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	3,160,000	2,196
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	715,000	544
CHS / Community Health Systems, Inc., 8.000%, 11/15/19	1,115,000	925
Crimson Merger Sub, Inc., 6.625%, 5/15/22 144A	6,650,000	5,902
DaVita HealthCare Partners, Inc., 5.000%, 5/1/25	775,000	762
DaVita HealthCare Partners, Inc., 5.750%, 8/15/22	1,350,000	1,411
Envision Healthcare Corp., 5.125%, 7/1/22 144A	3,555,000	3,542
HCA Holdings, Inc., 6.250%, 2/15/21	1,385,000	1,491
HCA, Inc., 4.500%, 2/15/27	1,050,000	1,032
HCA, Inc., 5.000%, 3/15/24	2,575,000	2,649
HCA, Inc., 5.250%, 6/15/26	675,000	698
HCA, Inc., 5.375%, 2/1/25	2,250,000	2,256
HCA, Inc., 5.875%, 3/15/22	3,225,000	3,475
HCA, Inc., 5.875%, 5/1/23	2,520,000	2,677
HCA, Inc., 5.875%, 2/15/26	1,250,000	1,287
HCA, Inc., 6.500%, 2/15/20	1,485,000	1,624
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	2,975,000	2,588
LifePoint Health, Inc., 5.375%, 5/1/24 144A	925,000	906
LifePoint Health, Inc., 5.500%, 12/1/21	1,415,000	1,472
LifePoint Health, Inc., 5.875%, 12/1/23	250,000	253
MEDNAX, Inc., 5.250%, 12/1/23 144A	425,000	438
MPH Acquisition Holdings LLC, 7.125%, 6/1/24 144A	4,625,000	4,868
New Amethyst Corp., 6.250%, 12/1/24 144A	900,000	949
Sterigenics-Nordion Holdings LLC, 6.500%, 5/15/23 144A	3,500,000	3,561
Sterigenics-Nordion Topco LLC, 8.125%, 11/1/21 144A	2,050,000	2,040
Surgical Care Affiliates, Inc., 6.000%, 4/1/23 144A	2,400,000	2,478
Team Health, Inc., 7.250%, 12/15/23 144A	2,100,000	2,389
Teleflex, Inc., 5.250%, 6/15/24	1,750,000	1,796
Tenet Healthcare Corp., 4.500%, 4/1/21	830,000	822
Tenet Healthcare Corp., 6.000%, 10/1/20	1,285,000	1,346
Tenet Healthcare Corp., 6.750%, 6/15/23	3,500,000	3,089
Tenet Healthcare Corp., 7.500%, 1/1/22 144A	700,000	730
Tenet Healthcare Corp., 8.125%, 4/1/22	3,430,000	3,236
Vizient, Inc., 10.375%, 3/1/24 144A	2,775,000	3,143

Total		78,991

	Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

	Insurance (0.9%)
(c)	Hub Holdings LLC / Hub Holdings Finance, Inc., 8.125%, 7/15/19 144A	760,000	758
	HUB International, Ltd., 7.875%, 10/1/21 144A	5,615,000	5,932
	HUB International, Ltd., 9.250%, 2/15/21 144A	225,000	233

	Total		6,923

	Materials (0.1%)
	HudBay Minerals, Inc., 7.250%, 1/15/23 144A	175,000	181
	HudBay Minerals, Inc., 7.625%, 1/15/25 144A	550,000	572
	The Scotts Miracle-Grow Co., 5.250%, 12/15/26 144A	125,000	125

	Total		878

	Media (13.6%)
	Altice US Finance I Corp., 5.375%, 7/15/23 144A	1,100,000	1,141
	Altice US Finance I Corp., 5.500%, 5/15/26 144A	350,000	357
	AMC Networks, Inc., 5.000%, 4/1/24	1,875,000	1,884
	Cablevision Systems Corp., 5.875%, 9/15/22	1,275,000	1,243
	CBS Radio, Inc., 7.250%, 11/1/24 144A	1,125,000	1,181
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 9/30/22	1,350,000	1,397
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25 144A	650,000	670
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 5/1/26 144A	550,000	561
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 9/1/23	1,000,000	1,045
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 1/15/24	3,050,000	3,187
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 2/15/26 144A	1,825,000	1,889
	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 5/1/27 144A	425,000	441
	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21 144A	2,935,000	2,986
	Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.750%, 7/15/25 144A	1,325,000	1,457
	Clear Channel International BV, 8.750%, 12/15/20 144A	675,000	710
	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,675,000	2,735
	CSC Holdings LLC, 6.625%, 10/15/25 144A	1,250,000	1,366
	CSC Holdings LLC, 10.125%, 1/15/23 144A	1,675,000	1,935
	CSC Holdings LLC, 10.875%, 10/15/25 144A	2,275,000	2,707
	DISH DBS Corp., 5.000%, 3/15/23	1,360,000	1,353
	DISH DBS Corp., 5.875%, 7/15/22	1,080,000	1,137
	DISH DBS Corp., 5.875%, 11/15/24	2,700,000	2,778
	DISH DBS Corp., 7.750%, 7/1/26	500,000	564
	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 6/15/24 144A	2,300,000	2,484
	Gray Television, Inc., 5.125%, 10/15/24 144A	525,000	508
	Gray Television, Inc., 5.875%, 7/15/26 144A	1,750,000	1,737
	iHeartCommunications, Inc., 9.000%, 3/1/21	600,000	444
	iHeartCommunications, Inc., 9.000%, 9/15/22	1,515,000	1,114
	Intelsat Jackson Holdings SA, 5.500%, 8/1/23	2,700,000	1,819
	Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,490,000	1,155
	Intelsat Jackson Holdings SA, 7.500%, 4/1/21	1,550,000	1,182
	Intelsat Jackson Holdings SA, 8.000%, 2/15/24 144A	1,125,000	1,156

The Accompanying Notes are an Integral Part of the Financial Statements.

146	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Media continued
Intelsat Luxembourg SA, 7.750%, 6/1/21	2,660,000	871
Lamar Media Corp., 5.875%, 2/1/22	1,725,000	1,777
LIN Television Corp., 5.875%, 11/15/22	2,000,000	2,030
LIN Television Corp., 6.375%, 1/15/21	840,000	867
Match Group, Inc., 6.375%, 6/1/24	925,000	976
Match Group, Inc., 6.750%, 12/15/22	1,975,000	2,084
McGraw-Hill Global Education Holdings LLC, 7.875%, 5/15/24 144A	1,000,000	1,008
Nexstar Broadcasting, Inc., 6.125%, 2/15/22 144A	1,850,000	1,915
Nexstar Escrow Corp., 5.625%, 8/1/24 144A	875,000	868
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 4/15/22 144A	4,000,000	4,075
Outdoor Americas Capital LLC / Outfront Media Capital Corp., 5.875%, 3/15/25	1,500,000	1,571
Radio One, Inc., 7.375%, 4/15/22 144A	1,900,000	1,881
Radio One, Inc., 9.250%, 2/15/20 144A	1,450,000	1,316
Sinclair Television Group, Inc., 5.125%, 2/15/27 144A	950,000	903
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,370,000	1,411
Sinclair Television Group, Inc., 5.625%, 8/1/24 144A	450,000	460
Sinclair Television Group, Inc., 5.875%, 3/15/26 144A	325,000	326
Sinclair Television Group, Inc., 6.125%, 10/1/22	990,000	1,032
Sirius XM Radio, Inc., 4.625%, 5/15/23 144A	550,000	545
Sirius XM Radio, Inc., 5.375%, 4/15/25 144A	1,100,000	1,095
Sirius XM Radio, Inc., 5.375%, 7/15/26 144A	1,675,000	1,637
Sirius XM Radio, Inc., 5.750%, 8/1/21 144A	1,045,000	1,088
Sirius XM Radio, Inc., 6.000%, 7/15/24 144A	2,185,000	2,283
Southern Graphics, Inc., 8.375%, 10/15/20 144A	2,375,000	2,411
TEGNA, Inc., 5.125%, 7/15/20	980,000	1,017
TEGNA, Inc., 5.500%, 9/15/24 144A	195,000	197
TEGNA, Inc., 6.375%, 10/15/23	700,000	741
Townsquare Media, Inc., 6.500%, 4/1/23 144A	1,850,000	1,767
Tribune Media Co., 5.875%, 7/15/22	3,275,000	3,328
Unitymedia GmbH, 6.125%, 1/15/25 144A	3,250,000	3,339
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.000%, 1/15/25 144A	1,525,000	1,517
Virgin Media Finance PLC, 5.750%, 1/15/25 144A	2,100,000	2,105
Virgin Media Secured Finance PLC, 5.250%, 1/15/26 144A	3,175,000	3,135
Virgin Media Secured Finance PLC, 5.500%, 8/15/26 144A	425,000	424
WMG Acquisition Corp., 5.000%, 8/1/23 144A	250,000	251
WMG Aquisition Corp., 4.875%, 11/1/24 144A	450,000	448
Ziggo Bond Finance BV, 5.875%, 1/15/25 144A	625,000	625
Ziggo Bond Finance BV, 6.000%, 1/15/27 144A	1,225,000	1,188
Ziggo Secured Finance BV, 5.500%, 1/15/27 144A	2,275,000	2,218

Total		103,053

Metals & Mining (1.9%)
ArcelorMittal, 6.125%, 6/1/25	2,775,000	3,039
Freeport-McMoRan, Inc., 3.875%, 3/15/23	2,500,000	2,294
Freeport-McMoRan, Inc., 5.400%, 11/14/34	3,400,000	2,856
Steel Dynamics, Inc., 5.000%, 12/15/26 144A	525,000	523
Steel Dynamics, Inc., 5.125%, 10/1/21	620,000	647
Steel Dynamics, Inc., 5.500%, 10/1/24	930,000	986
Steel Dynamics, Inc., 6.375%, 8/15/22	540,000	563
Teck Resources, Ltd., 6.000%, 8/15/40	850,000	807
Teck Resources, Ltd., 6.125%, 10/1/35	1,075,000	1,045

	Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
	Teck Resources, Ltd., 8.500%, 6/1/24 144A	1,275,000	1,469

	Total		14,229

	Oil & Gas (1.0%)
	CVR Refining LLC / Coffeyville Finance, Inc., 6.500%, 11/1/22	2,450,000	2,432
	Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, 11/15/20	1,450,000	1,506
	Tervita Escrow Corp., 7.625%, 12/1/21 144A	800,000	816
	Tesoro Corp., 5.125%, 4/1/24	1,725,000	1,764
	Tesoro Corp., 5.125%, 12/15/26 144A	375,000	379
	Tesoro Corp., 5.375%, 10/1/22	555,000	576

	Total		7,473

	Other Holdings (–%)
(d),*	General Motors Co. Escrow, 7.200%, 1/15/15	610,000	—
(d),*	General Motors Co. Escrow, 8.375%, 7/15/33	4,865,000	—

	Total		—

	Pharmaceuticals (3.4%)
	Endo Finance LLC / Endo Finco, Inc., 6.000%, 2/1/25 144A	2,525,000	2,115
	Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.000%, 7/15/23 144A	1,850,000	1,621
	Grifols Worldwide Operations, Ltd., 5.250%, 4/1/22	2,200,000	2,277
	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23 144A	5,750,000	6,152
	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 4.750%, 4/15/23	1,850,000	1,609
	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.500%, 4/15/25 144A	2,525,000	2,260
	Mallinckrodt International Finance SA / Mallinckrodt CD LLC, 5.625%, 10/15/23 144A	1,300,000	1,212
	Valeant Pharmaceuticals International, 7.250%, 7/15/22 144A	500,000	409
	Valeant Pharmaceuticals International, Inc., 5.500%, 3/1/23 144A	2,075,000	1,556
	Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21 144A	1,055,000	818
	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 144A	2,450,000	1,850
	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 144A	4,800,000	3,606

	Total		25,485

	Pipelines (6.2%)
	AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/25	350,000	353
	AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	1,025,000	1,048
	AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	2,775,000	2,817
	Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24 144A	1,150,000	1,161
	Cheniere Corpus Christi Holdings, 5.875%, 3/31/25 144A	1,725,000	1,760
	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24 144A	750,000	812

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	147

High Yield Bond Portfolio

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	425,000	436
Energy Transfer Equity LP, 5.500%, 6/1/27	225,000	219
Energy Transfer Equity LP, 5.875%, 1/15/24	2,300,000	2,375
Energy Transfer Equity LP, 7.500%, 10/15/20	1,195,000	1,332
Ferrellgas LP / Ferrellgas Finance Corp., 6.500%, 5/1/21	850,000	846
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 1/15/22	2,350,000	2,321
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 6/15/23	1,075,000	1,056
Holly Energy Partners LP / Holly Energy Finance Corp., 6.000%, 8/1/24 144A	1,500,000	1,564
Holly Energy Partners LP / Holly Energy Finance Corp., 6.500%, 3/1/20	1,675,000	1,729
Sabine Pass Liquefaction LLC, 5.000%, 3/15/27 144A	1,000,000	1,009
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	425,000	455
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,755,000	1,865
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	700,000	749
Sabine Pass Liquefaction LLC, 6.250%, 3/15/22	2,285,000	2,502
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.500%, 6/1/24	3,425,000	3,468
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.750%, 3/1/25	275,000	279
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 8/15/22	2,355,000	2,296
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 7/1/21	825,000	866
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25 144A	1,025,000	1,017
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.375%, 2/1/27 144A	1,950,000	1,931
Tesoro Logistics LP / Tesoro Finance Corp., 5.250%, 1/15/25	725,000	740
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.875%, 10/1/20	967,000	997
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,140,000	1,197
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.250%, 10/15/22	1,350,000	1,431
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.375%, 5/1/24	825,000	883
Western Refining Logistics LP / WNRL Finance Corp., 7.500%, 2/15/23	1,925,000	2,079
The Williams Cos., 4.550%, 6/24/24	900,000	893
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	1,600,000	1,616
Williams Partners LP / ACMP Finance Corp., 6.125%, 7/15/22	890,000	918

Total		47,020

Services (1.1%)
Garda World Security Corp., 7.250%, 11/15/21 144A	2,350,000	2,186
Hearthside Group Holdings LLC / Hearthside Finance Co., 6.500%, 5/1/22 144A	3,175,000	3,155
IHS Markit, Ltd., 5.000%, 11/1/22 144A	350,000	363

	Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

	Services continued
	The ServiceMaster Co. LLC, 5.125%, 11/15/24 144A	2,525,000	2,563

	Total		8,267

	Technology (10.7%)
	Advanced Micro Devices, Inc., 7.000%, 7/1/24	325,000	337
	BMC Software Finance, Inc., 8.125%, 7/15/21 144A	4,275,000	3,994
	CDW LLC / CDW Finance Corp., 5.500%, 12/1/24	2,075,000	2,122
	CDW LLC / CDW Finance Corp., 6.000%, 8/15/22	1,900,000	2,009
	CommScope Technologies Finance LLC, 6.000%, 6/15/25 144A	650,000	689
	CommScope, Inc., 5.500%, 6/15/24 144A	2,150,000	2,225
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 6/15/21 144A	450,000	479
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24 144A	3,025,000	3,358
	First Data Corp., 5.375%, 8/15/23 144A	3,275,000	3,398
	First Data Corp., 5.750%, 1/15/24 144A	4,600,000	4,747
	First Data Corp., 7.000%, 12/1/23 144A	2,400,000	2,556
	IMS Health, Inc., 5.000%, 10/15/26 144A	1,250,000	1,253
	Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24 144A	3,325,000	3,519
(c)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 5/1/21 144A	4,760,000	4,903
	Infor US, Inc., 6.500%, 5/15/22	3,325,000	3,466
	Informatica LLC, 7.125%, 7/15/23 144A	3,325,000	3,175
	Iron Mountain, Inc., 5.750%, 8/15/24	425,000	437
	JDA Escrow LLC / JDA Bond Finance, Inc., 7.375%, 10/15/24 144A	1,950,000	2,023
	Micron Technology, Inc., 5.250%, 8/1/23 144A	1,250,000	1,255
	Micron Technology, Inc., 5.250%, 1/15/24 144A	650,000	647
	Micron Technology, Inc., 5.500%, 2/1/25	250,000	249
	Microsemi Corp., 9.125%, 4/15/23 144A	1,375,000	1,602
	MSCI, Inc., 4.750%, 8/1/26 144A	325,000	323
	MSCI, Inc., 5.250%, 11/15/24 144A	300,000	315
	MSCI, Inc., 5.750%, 8/15/25 144A	1,100,000	1,169
	NCR Corp., 4.625%, 2/15/21	675,000	687
	NCR Corp., 5.000%, 7/15/22	635,000	648
	NCR Corp., 5.875%, 12/15/21	2,150,000	2,252
	NCR Corp., 6.375%, 12/15/23	520,000	559
	Nuance Communications, Inc., 5.375%, 8/15/20 144A	2,500,000	2,572
	Nuance Communications, Inc., 5.625%, 12/15/26 144A	1,675,000	1,647
	Nuance Communications, Inc., 6.000%, 7/1/24 144A	1,375,000	1,420
	PTC, Inc., 6.000%, 5/15/24	425,000	448
	Qorvo, Inc., 7.000%, 12/1/25	1,775,000	1,966
	Riverbed Technology, Inc., 8.875%, 3/1/23 144A	1,750,000	1,846
	Sabre GLBL, Inc., 5.250%, 11/15/23 144A	250,000	257
	Sabre GLBL, Inc., 5.375%, 4/15/23 144A	1,775,000	1,810
	Sensata Technologies BV, 5.625%, 11/1/24 144A	1,900,000	1,981
	Sensata Technologies UK Financing Co. PLC, 6.250%, 2/15/26 144A	425,000	444
	Solera LLC / Solera Finance, Inc., 10.500%, 3/1/24 144A	3,075,000	3,459
	Sophia LP / Sophia Finance, Inc., 9.000%, 9/30/23 144A	2,275,000	2,417
	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	1,500,000	1,554
	VeriSign, Inc., 4.625%, 5/1/23	950,000	960
	VeriSign, Inc., 5.250%, 4/1/25	350,000	359

The Accompanying Notes are an Integral Part of the Financial Statements

148	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Zebra Technologies Corp., 7.250%, 10/15/22	3,150,000	3,426

Total		80,962

Telecommunications (5.3%)
Altice SA, 7.625%, 2/15/25 144A	3,875,000	4,069
Altice SA, 7.750%, 5/15/22 144A	700,000	747
Digicel Group, Ltd., 6.000%, 4/15/21 144A	1,260,000	1,140
Digicel Group, Ltd., 7.125%, 4/1/22 144A	525,000	407
Digicel Group, Ltd., 8.250%, 9/30/20 144A	1,200,000	1,030
Level 3 Communications, Inc., 5.750%, 12/1/22	2,724,000	2,799
Level 3 Financing, Inc., 5.375%, 1/15/24	250,000	252
Numericable-SFR SA, 6.000%, 5/15/22 144A	1,045,000	1,072
Numericable-SFR SA, 6.250%, 5/15/24 144A	1,300,000	1,306
Numericable-SFR SA, 7.375%, 5/1/26 144A	2,575,000	2,639
Sprint Capital Corp., 6.875%, 11/15/28	2,000,000	1,975
Sprint Communications, Inc., 6.000%, 11/15/22	1,675,000	1,688
Sprint Corp., 7.125%, 6/15/24	650,000	670
Sprint Corp., 7.250%, 9/15/21	2,610,000	2,773
Sprint Corp., 7.875%, 9/15/23	6,190,000	6,608
T-Mobile USA, Inc., 6.000%, 3/1/23	775,000	819
T-Mobile USA, Inc., 6.125%, 1/15/22	575,000	607
T-Mobile USA, Inc., 6.250%, 4/1/21	2,740,000	2,850
T-Mobile USA, Inc., 6.375%, 3/1/25	1,035,000	1,106
T-Mobile USA, Inc., 6.500%, 1/15/24	425,000	456
T-Mobile USA, Inc., 6.500%, 1/15/26	875,000	946

Bonds (96.7%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
T-Mobile USA, Inc., 6.625%, 11/15/20	1,810,000	1,851
T-Mobile USA, Inc., 6.625%, 4/1/23	1,000,000	1,060
T-Mobile USA, Inc., 6.633%, 4/28/21	785,000	819
T-Mobile USA, Inc., 6.731%, 4/28/22	365,000	381

Total		40,070

Transportation (1.0%)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.250%, 3/15/25 144A	1,050,000	979
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.500%, 4/1/23	450,000	442
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 6.375%, 4/1/24 144A	2,275,000	2,272
The Hertz Corp., 5.500%, 10/15/24 144A	1,100,000	961
The Hertz Corp., 6.250%, 10/15/22	3,050,000	2,860

Total		7,514

Total Bonds
(Cost: $723,163)		731,847

Total Investments (96.7%)
(Cost: $723,163)(a)		731,847

Other Assets,
Less Liabilities (3.3%)		25,100

Net Assets (100.0%)		756,947

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $405,183 representing 53.5% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $723,163 and the net unrealized appreciation of investments based on that cost was $8,684 which is comprised of $23,183 aggregate gross unrealized appreciation and $14,499 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$731,847	$-
Total Assets:	$-	$731,847	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	149

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$690 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on PIMCO’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Overview

Markets in 2016 were peppered by bouts of volatility induced by brief periods of uncertainty and unexpected political global outcomes; however, on the whole, global markets as well as the global economy seemed relatively resilient. While recession fears gripped markets early in the year, sentiment started to improve sharply on the back of dovish central banks and a turn higher in oil prices. Uncertainty surrounding the United Kingdom’s vote to leave the European Union, or “Brexit,” coupled with tepid U.S. economic data spawned a short-lived and relatively contained selloff. While in the U.S., a surprising presidential election and strong economic fundamentals prompted investors to price in expectations for pro-growth reflationary policies under President-elect Donald Trump. This supported the Fed’s case to continue their rate hike cycle in December, with a 25 basis point hike.

In response to this year’s events, U.S. yields rose across the curve while rising oil prices and OPEC’s production cut agreement prompted breakeven levels to push higher as inflation expectations continued to rise. In addition, risk assets returned higher this year, as investment grade and high yield corporate spreads narrowed. Globally, yields in most developed countries fell amid continued monetary policy actions in those regions.

Portfolio Results

The Portfolio returned 11.09% for the twelve months ended December 31, 2016. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Global Credit Hedged USD Index returned 7.33%. The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg Barclays® Global Aggregate - Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned 9.81%. (These Indices are unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the 7.44% average return of the Multisector Bond peer group tracked by Morningstar® Inc., an independent mutual fund ranking agency.

When compared to the Equal Weighted Composite Index, the Portfolio’s emerging market exposure to Brazilian quasi-sovereign and corporate debt, which was partially obtained through the use of credit default swaps, contributed to performance, as select energy issuers outperformed due to stabilizing commodity prices. In addition, tactical exposure to non-Agency mortgage backed securities was also additive, due to continued strength in the U.S. housing market. Last, an overweight to investment grade pipelines was positive for performance as this sector outperformed.

The primary detractor was an underweight to high yield raw materials, which outperformed due to stabilizing commodity prices. In addition, a tactical long U.S. dollar exposure against the Japanese yen and Brazilian real, partially implemented through the use of forward currency contracts, also detracted, as those currencies appreciated relative to the U.S. dollar.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

PIMCO’s baseline forecast for 2017 calls for real global growth to remain in the 2.5%–3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies, while high inflation in emerging economies like

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

Brazil and Russia is likely to ebb. Growth in the U.S. and eurozone should remain above trend, but policy and political uncertainty remains. In emerging markets, domestic conditions have improved but the evolution of trade and central bank policy in places like the United States may serve as a headwind.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception*
Multi-Sector Bond Portfolio	11.09%	4.88%	5.85%
Bloomberg Barclays® Global Credit Hedged USD Index	7.33%	5.13%	5.28%
1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	9.81%	5.99%	6.32%
Morningstar® US Insurance Fund Multisector Bond Average	7.44%	4.48%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Multi-Sector Bond Portfolio	151

Multi-Sector Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/16

Security Description	% of Net Assets
Petroleos Mexicanos, Various	1.9%
Republic of Turkey, Various	1.7%
Barclays Bank PLC, Various	1.7%
Republic of Indonesia, Various	1.5%
Petrobras Global Finance BV, Various	1.4%
Credit Suisse AG, Various	1.4%
Ally Financial, Inc., Various	1.4%
Credit Agricole SA, Various	1.3%
Wind Acquisition Finance SA EUR, Various	1.3%
Altice SA EUR, Various	1.3%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2016

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Autos & Vehicle Parts (1.5%)
	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	800,000	801
	General Motors Financial Co., Inc., 2.625%, 7/10/17	800,000	804
	General Motors Financial Co., Inc., 3.450%, 4/10/22	500,000	494
(c,f)	IHO Verwaltungs Gmbh, 3.750%, 9/15/26 EUR	3,100,000	3,261
	Magna International, Inc., 3.625%, 6/15/24	700,000	705
	Volkswagen Group of America Finance LLC, 1.351%, 11/20/17 144A	200,000	200
	Volkswagen Group of America Finance LLC, 2.125%, 5/23/19 144A	200,000	199
(f)	ZF North America Capital, Inc., 2.750%, 4/27/23 EUR	2,200,000	2,441
	ZF North America Capital, Inc., 4.500%, 4/29/22 144A	800,000	825
	ZF North America Capital, Inc., 4.750%, 4/29/25 144A	700,000	712

	Total		10,442

	Banking (13.9%)
(b)	Ally Financial, Inc., 3.250%, 2/13/18	1,500,000	1,507
	Ally Financial, Inc., 3.250%, 11/5/18	100,000	100
	Ally Financial, Inc., 3.500%, 1/27/19	210,000	211
	Ally Financial, Inc., 3.600%, 5/21/18	100,000	101
(b)	Ally Financial, Inc., 3.750%, 11/18/19	5,200,000	5,222
(b)	Ally Financial, Inc., 4.125%, 3/30/20	1,000,000	1,010
	Ally Financial, Inc., 4.750%, 9/10/18	100,000	103
	Ally Financial, Inc., 5.125%, 9/30/24	800,000	814
	Ally Financial, Inc., 8.000%, 11/1/31	800,000	928
	Banco Continental SA via Continental Senior Trustee II Cayman, Ltd., 5.750%, 1/18/17 144A	600,000	600
(f)	Banco Santander SA, 6.250%, 9/11/49 EUR	3,000,000	2,958
(b)	Bank of America Corp., 4.000%, 4/1/24	2,000,000	2,063
(b)	Barclays Bank PLC, 7.625%, 11/21/22	2,000,000	2,195
(b)	Barclays Bank PLC, 7.750%, 4/10/23	3,200,000	3,364
(f)	Barclays Bank PLC, 14.000%, 11/29/49 GBP	800,000	1,209
(b)	Barclays PLC, 2.875%, 6/8/20	5,200,000	5,156
	BPCE SA, 4.500%, 3/15/25 144A	1,600,000	1,559
	BPCE SA, 4.625%, 7/11/24 144A	1,600,000	1,581
	Cantor Fitzgerald LP, 6.500%, 6/17/22 144A	200,000	214
	Cantor Fitzgerald LP, 7.875%, 10/15/19 144A	1,500,000	1,661
	Citigroup, Inc., 1.700%, 4/27/18	600,000	599
(b)	Credit Agricole SA, 8.125%, 9/19/33	6,500,000	6,992
	Credit Suisse AG, 6.500%, 8/8/23 144A	7,400,000	7,861
(b)	Credit Suisse AG, 6.500%, 8/8/23	1,700,000	1,806
	Deutsche Bank AG, 4.250%, 10/14/21 144A	2,800,000	2,811
(b)	The Goldman Sachs Group, Inc., 3.750%, 5/22/25	2,700,000	2,707
(b)	The Goldman Sachs Group, Inc., 3.850%, 7/8/24	1,000,000	1,021
	The Goldman Sachs Group, Inc., 4.000%, 3/3/24	400,000	415
	The Goldman Sachs Group, Inc., 5.750%, 1/24/22	400,000	450
	The Goldman Sachs Group, Inc., 7.500%, 2/15/19	400,000	443
(f)	HBOS PLC, 5.374%, 6/30/21 EUR	600,000	736
(b)	HSBC Holdings PLC, 3.600%, 5/25/23	2,100,000	2,112

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Banking continued
	ING Bank NV, 5.800%, 9/25/23 144A	3,000,000	3,296
	Intesa Sanpaolo SPA, 5.017%, 6/26/24 144A	2,700,000	2,495
	Intesa Sanpaolo SPA, 6.500%, 2/24/21 144A	4,100,000	4,496
	Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.875%, 4/15/22 144A	800,000	772
	Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20 144A	900,000	900
	Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.500%, 4/15/21 144A	500,000	495
(f)	Lloyds Bank PLC, 7.625%, 4/22/25 GBP	1,200,000	1,903
	Macquarie Group, Ltd., 6.250%, 1/14/21 144A	300,000	332
(b)	Morgan Stanley, 4.000%, 7/23/25	3,600,000	3,690
	Morgan Stanley, 5.500%, 1/26/20	500,000	542
	Morgan Stanley, 7.300%, 5/13/19	400,000	446
(f)	Novo Banco SA, 5.000%, 4/4/19 EUR	100,000	72
(f)	Novo Banco SA, 5.000%, 4/23/19 EUR	1,200,000	859
(f)	Novo Banco SA, 5.000%, 5/14/19 EUR	1,169,000	837
(f)	Novo Banco SA, 5.000%, 5/21/19 EUR	300,000	215
(f)	Novo Banco SA, 5.000%, 5/23/19 EUR	800,000	573
(f)	Royal Bank of Scotland Group PLC, 2.500%, 3/22/23 EUR	100,000	107
	Royal Bank of Scotland Group PLC, 4.800%, 4/5/26	600,000	601
(b)	Royal Bank of Scotland Group PLC, 6.400%, 10/21/19	1,500,000	1,633
(b)	Royal Bank of Scotland PLC, 9.500%, 3/16/22	3,200,000	3,249
	Societe Generale SA, 4.250%, 4/14/25 144A	400,000	388
(b)	UBS AG, 4.750%, 5/22/23	2,300,000	2,346
(b)	UBS AG, 7.625%, 8/17/22	4,400,000	4,989

	Total		95,745

	Basic Materials (1.0%)
(f)	Ball Corp, 4.375%, 12/15/23 EUR	1,900,000	2,209
(f)	Crown European Holdings SA, 3.375%, 5/15/25 144A EUR	500,000	532
	Georgia-Pacific LLC, 8.875%, 5/15/31	200,000	296
	Hamilton College, 4.750%, 7/1/13	100,000	85
(f)	Kloeckner Pentaplast of America, Inc., 7.125%, 11/1/20 EUR	1,300,000	1,438
	Weyerhaeuser Co., 7.375%, 10/1/19	400,000	449
(b)	Weyerhaeuser Co., 7.375%, 3/15/32	1,500,000	1,900

	Total		6,909

	Builders & Building Materials (0.2%)
(f)	Cemex SAB de CV, 4.375%, 3/5/23 144A EUR	1,400,000	1,510

	Total		1,510

	Chemicals (0.1%)
	Ashland, Inc., 3.875%, 4/15/18	500,000	513
	Solvay Finance America LLC, 4.450%, 12/3/25 144A	200,000	208

	Total		721

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Consumer Products & Retailing (1.0%)
(f)	Casino Guichard Perrachon SA, 2.330%, 2/7/25 EUR	200,000	210
(e,f)	Co-operative Group Holdings 2011, Ltd., 6.875%, 7/8/20 GBP	1,300,000	1,807
(e,f)	Co-operative Group Holdings 2011, Ltd., 7.500%, 7/8/26 GBP	1,700,000	2,474
	CVS Pass-Through Trust, 4.704%, 1/10/36 144A	459,440	484
	CVS Pass-Through Trust, 5.926%, 1/10/34 144A	786,253	898
	CVS Pass-Through Trust, 7.507%, 1/10/32 144A	83,613	102
(f)	Tesco PLC, 5.000%, 3/24/23 GBP	400,000	532

	Total		6,507

	Electric Utilities (0.9%)
	Bruce Mansfield Unit 1 2007 Pass Through Trust, 6.850%, 6/1/34	1,876,539	563
	Dynegy, Inc., 7.375%, 11/1/22	400,000	382
(b)	Dynegy, Inc., 7.625%, 11/1/24	1,875,000	1,730
	Exelon Generation Co. LLC, 4.250%, 6/15/22	500,000	517
(b)	FirstEnergy Corp., 7.375%, 11/15/31	800,000	1,031
	Puget Energy, Inc., 5.625%, 7/15/22	200,000	221
(b)	SSE PLC, 5.625%, 9/29/49	1,600,000	1,628

	Total		6,072

	Energy (2.8%)
(b)	Borets Finance, Ltd., 7.625%, 9/26/18	2,700,000	2,673
	California Resources Corp., 8.000%, 12/15/22 144A	2,202,000	1,960
(f)	Chesapeake Energy Corp., 6.250%, 1/15/17 EUR	400,000	418
	Harvest Operations Corp., 2.330%, 4/14/21 144A	2,970,000	2,912
(b)	Newfield Exploration Co., 5.625%, 7/1/24	2,100,000	2,189
(b)	Novatek OAO via Novatek Finance, Ltd., 4.422%, 12/13/22	1,690,000	1,668
(b)	Novatek OAO via Novatek Finance, Ltd., 6.604%, 2/3/21	1,600,000	1,736
(b)	Odebrecht Drilling Norbe VIII/IX, Ltd., 6.350%, 6/30/21	2,431,000	1,088
	Petrofac, Ltd., 3.400%, 10/10/18 144A	400,000	405
	Pride International, Inc., 8.500%, 6/15/19	500,000	557
	Southwestern Energy Co., 5.050%, 1/23/18	100,000	101
(b)	Southwestern Energy Co., 5.800%, 1/23/20	1,900,000	1,957
	Transocean, Inc., 9.000%, 7/15/23 144A	1,100,000	1,127
	Weatherford International, Ltd., 7.000%, 3/15/38	500,000	416

	Total		19,207

	Finance (5.1%)
(k)	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust, 2.750%, 5/15/17	3,300,000	3,304
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust, 4.250%, 7/1/20	150,000	154
(k)	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust, 5.000%, 10/1/21	1,500,000	1,577
	Aviation Capital Group Corp., 4.625%, 1/31/18 144A	1,900,000	1,955
(k)	CIT Group, Inc., 3.875%, 2/19/19	1,000,000	1,021
	CIT Group, Inc., 4.250%, 8/15/17	400,000	406
(k)	CIT Group, Inc., 5.250%, 3/15/18	2,800,000	2,901
	CIT Group, Inc., 5.375%, 5/15/20	500,000	531

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Finance continued
	CIT Group, Inc., 5.500%, 2/15/19 144A	300,000	316
	CIT Group, Inc., 6.625%, 4/1/18 144A	3,300,000	3,477
(k)	International Lease Finance Corp., 5.875%, 4/1/19	1,400,000	1,487
	International Lease Finance Corp., 5.875%, 8/15/22	400,000	434
	International Lease Finance Corp., 6.250%, 5/15/19	450,000	484
(k)	International Lease Finance Corp., 8.250%, 12/15/20	2,000,000	2,330
	International Lease Finance Corp., 8.625%, 1/15/22	400,000	481
(f)	Lincoln Finance, Ltd., 6.875%, 4/15/21 EUR	2,000,000	2,285
	Navient Corp., 4.625%, 9/25/17	200,000	203
(k)	Navient Corp., 4.875%, 6/17/19	2,700,000	2,795
	Navient Corp., 5.500%, 1/15/19	700,000	726
(k)	Navient Corp., 6.625%, 7/26/21	1,100,000	1,163
	OneMain Financial Holdings LLC, 6.750%, 12/15/19 144A	300,000	313
	OneMain Financial Holdings LLC, 7.250%, 12/15/21 144A	400,000	417
(k)	PHH Corp., 6.375%, 8/15/21	1,500,000	1,500
(k)	PHH Corp., 7.375%, 9/1/19	1,700,000	1,828
	Springleaf Finance Corp., 5.250%, 12/15/19	100,000	101
	Springleaf Finance Corp., 6.500%, 9/15/17	700,000	717
(k)	Springleaf Finance Corp., 6.900%, 12/15/17	2,200,000	2,294

	Total		35,200

	Food & Beverage (0.3%)
	Anheuser-Busch InBev Finance, Inc., 4.700%, 2/1/36	500,000	526
(k)	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	1,500,000	1,621

	Total		2,147

	Gaming/Leisure/Lodging (0.9%)
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 3/1/25 144A	6,250,000	6,200

	Total		6,200

	Healthcare (1.4%)
	CHS / Community Health Systems, Inc., 5.125%, 8/1/21	200,000	186
	HCA, Inc., 4.500%, 2/15/27	100,000	98
(b)	HCA, Inc., 4.750%, 5/1/23	2,655,000	2,718
(b)	HCA, Inc., 6.500%, 2/15/20	2,000,000	2,188
	Tenet Healthcare Corp., 4.500%, 4/1/21	300,000	297
(f)	Valeant Pharmaceuticals International, Inc., 4.500%, 5/15/23 EUR	5,700,000	4,322

	Total		9,809

	Industrials (0.0%)
	DP World Sukuk, Ltd., 6.250%, 7/2/17	200,000	204

	Total		204

	Insurance (1.1%)
(f)	Credit Agricole Assurances SA, 4.250%, 1/29/49 EUR	2,000,000	2,071
	The Doctors Co., 6.500%, 10/15/23 144A	300,000	333

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Insurance continued
(f)	La Mondiale SAM, 5.050%, 12/29/49 EUR	2,400,000	2,527
(f)	NN Group NV, 4.500%, 7/15/49 EUR	2,600,000	2,731

	Total		7,662

	Materials (0.3%)
(f)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.125%, 5/15/23 144A EUR	100,000	110
(f)	Ineos Finance PLC, 4.000%, 5/1/23 144A EUR	1,500,000	1,632

	Total		1,742

	Media (2.6%)
(f)	Altice Financing SA, 5.250%, 2/15/23 EUR	2,800,000	3,124
	Altice Financing SA, 7.500%, 5/15/26 144A	1,200,000	1,248
(b)	DISH DBS Corp., 5.125%, 5/1/20	3,800,000	3,933
	Time Warner Cable, Inc., 5.875%, 11/15/40	300,000	320
	Time Warner Cable, Inc., 6.750%, 6/15/39	200,000	233
(f)	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 3.500%, 1/15/27 EUR	700,000	722
(f)	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.750%, 1/15/23 EUR	162,000	182
(f)	UPCB Finance IV, Ltd., 4.000%, 1/15/27 EUR	350,000	368
(f)	Virgin Media Secured Finance PLC, 4.875%, 1/15/27 GBP	3,100,000	3,744
(f)	Virgin Media Secured Finance PLC, 5.125%, 1/15/25 144A GBP	700,000	882
(f)	Ziggo Secured Finance BV, 3.750%, 1/15/25 EUR	2,200,000	2,343
(f)	Ziggo Secured Finance BV, 4.250%, 1/15/27 144A EUR	500,000	525
(f)	Ziggo Secured Finance BV, 4.250%, 1/15/27 EUR	200,000	210

	Total		17,834

	Metals & Mining (0.5%)
(b)	Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	3,400,000	3,342

	Total		3,342

	Oil & Gas (0.2%)
	BG Energy Capital PLC, 6.500%, 11/30/72	700,000	723
	Reliance Holdings USA, Inc., 4.500%, 10/19/20	300,000	317

	Total		1,040

	Pharmaceuticals (1.0%)
	Amgen, Inc., 4.663%, 6/15/51 144A	1,041,000	1,001
	Endo Finance LLC, 5.750%, 1/15/22 144A	2,900,000	2,559
	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 8/1/22 144A	400,000	385
	Mallinckrodt International Finance SA / Mallinckrodt CD LLC, 5.625%, 10/15/23 144A	3,200,000	2,984
	Pfizer, Inc., 5.800%, 8/12/23	200,000	236

	Total		7,165

	Pipelines (4.1%)
	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24 144A	2,100,000	2,273
	Energy Transfer Partners LP, 3.600%, 2/1/23	100,000	98
	Energy Transfer Partners LP, 4.150%, 10/1/20	400,000	414
	Energy Transfer Partners LP, 4.650%, 6/1/21	200,000	208

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Pipelines continued
	Hiland Partners LP / Hiland Partners Finance Corp., 5.500%, 5/15/22 144A	100,000	105
(b)	Kinder Morgan Energy Partners LP, 6.550%, 9/15/40	2,382,000	2,619
(k)	Kinder Morgan, Inc., 7.750%, 1/15/32	1,216,000	1,490
	Midcontinent Express Pipeline LLC, 6.700%, 9/15/19 144A	1,700,000	1,785
	MPLX LP, 4.875%, 12/1/24	150,000	154
	National Fuel Gas Co., 5.200%, 7/15/25	300,000	312
	ONEOK Partners LP, 2.000%, 10/1/17	400,000	401
	Regency Energy Partners LP / Regency Energy Finance Corp., 4.500%, 11/1/23	300,000	304
(k)	Regency Energy Partners LP / Regency Energy Finance Corp., 5.000%, 10/1/22	1,100,000	1,166
	Regency Energy Partners LP / Regency Energy Finance Corp., 5.750%, 9/1/20	300,000	324
	Regency Energy Partners LP / Regency Energy Finance Corp., 5.875%, 3/1/22	800,000	880
	Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	1,053
	Rockies Express Pipeline LLC, 6.850%, 7/15/18 144A	4,200,000	4,436
(k)	Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,100,000	1,177
	Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	100,000	106
(b)	Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	4,900,000	5,243
	Sabine Pass Liquefaction LLC, 5.750%, 5/15/24	700,000	751
	Sabine Pass Liquefaction LLC, 5.875%, 6/30/26 144A	200,000	216
(d)*	Selectica, 8.750%, 11/15/19	500,000	–
	The Williams Cos., Inc., 7.500%, 1/15/31	200,000	226
(b)	Williams Partners LP, 3.600%, 3/15/22	2,500,000	2,513

	Total		28,254

	Real Estate Investment Trusts (0.4%)
	Goodman Funding Pty., Ltd., 6.375%, 4/15/21 144A	1,000,000	1,129
	OMEGA Healthcare Investors, Inc., 4.500%, 1/15/25	100,000	98
	OMEGA Healthcare Investors, Inc., 4.950%, 4/1/24	100,000	101
(k)	SL Green Realty Corp., 5.000%, 8/15/18	1,100,000	1,146
	VEREIT Operating Partnership LP, 4.125%, 6/1/21	100,000	102
	Vonovia Finance BV, 5.000%, 10/2/23 144A	300,000	313

	Total		2,889

	Services (0.6%)
	Experian Finance PLC, 2.375%, 6/15/17 144A	900,000	903
(k)	QVC, Inc., 4.375%, 3/15/23	2,000,000	1,985
	QVC, Inc., 4.850%, 4/1/24	100,000	101
	QVC, Inc., 5.450%, 8/15/34	800,000	728
	QVC, Inc., 5.950%, 3/15/43	600,000	540

	Total		4,257

	Technology (0.7%)
	Alliance Data Systems Corp., 5.250%, 12/1/17 144A	600,000	608

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Multi-Sector Bond Portfolio

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Technology continued
	Alliance Data Systems Corp., 5.875%, 11/1/21 144A	100,000	102
	CommScope, Inc., 4.375%, 6/15/20 144A	100,000	102
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 6/15/23 144A	1,400,000	1,485
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 8.100%, 7/15/36 144A	300,000	357
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 8.350%, 7/15/46 144A	200,000	246
	Fidelity National Information Services, Inc., 4.500%, 10/15/22	800,000	851
	Fidelity National Information Services, Inc., 5.000%, 10/15/25	700,000	763
	Flextronics International, Ltd., 4.625%, 2/15/20	200,000	210
	NXP BV / NXP Funding LLC, 4.625%, 6/1/23 144A	200,000	210

	Total		4,934

	Telecommunications (6.6%)
(f)	Altice Luxembourg SA, 6.250%, 2/15/25 EUR	700,000	770
(f)	Altice Luxembourg SA, 7.250%, 5/15/22 EUR	3,200,000	3,600
(b)	American Tower Corp., 7.250%, 5/15/19	1,500,000	1,648
	AT&T, Inc., 3.400%, 5/15/25	1,000,000	964
(b)	Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	2,400,000	2,508
(k)	Deutsche Telekom International Finance BV, 8.750%, 6/15/30	700,000	1,029
	Digicel Group, Ltd., 8.250%, 9/30/20 144A	600,000	515
(f)	Koninklijke KPN NV, 5.750%, 9/17/29 GBP	750,000	1,180
	Numericable-SFR SA, 6.250%, 5/15/24 144A	2,400,000	2,412
	Numericable-SRF SA, 7.375%, 5/1/26 144A	6,000,000	6,150
	Qwest Corp., 7.250%, 9/15/25	500,000	536
	Sprint Communications, Inc., 7.000%, 8/15/20	700,000	742
	Sprint Communications, Inc., 8.375%, 8/15/17	900,000	934
	Sprint Corp., 7.875%, 9/15/23	300,000	320
(f)	TDC A/S, 5.625%, 2/23/23 GBP	100,000	141
(b)	Telecom Italia Capital SA, 7.721%, 6/4/38	2,200,000	2,287
	Telecom Italia SPA, 5.303%, 5/30/24 144A	2,500,000	2,444
(b)	T-Mobile USA, Inc., 6.250%, 4/1/21	2,700,000	2,808
	T-Mobile USA, Inc., 6.542%, 4/28/20	600,000	618
	Verizon Communications, Inc., 4.522%, 9/15/48	100,000	96
(b)	Verizon Communications, Inc., 4.672%, 3/15/55	2,150,000	2,019
(b)	Verizon Communications, Inc., 6.550%, 9/15/43	2,291,000	2,861
(f)	Wind Acquisition Finance SA, 4.000%, 7/15/20 EUR	1,400,000	1,501
(f)	Wind Acquisition Finance SA, 7.000%, 4/23/21 EUR	5,700,000	6,242
	Wind Acquisition Finance SA, 7.375%, 4/23/21 144A	1,000,000	1,040

	Total		45,365

	Transportation (0.6%)
	American Airlines Pass Through Trust, 3.700%, 10/1/26	531,236	526

	Corporate Bonds (48.0%)	Shares/ Par	Value $ (000’s)

	Transportation continued
	American Airlines Pass Through Trust, 5.250%, 1/31/21	118,592	126
	Asciano Finance, Ltd., 4.625%, 9/23/20 144A	500,000	518
	Asciano Finance, Ltd., 5.000%, 4/7/18 144A	800,000	822
	Continental Airlines Pass Through Trust, 4.750%, 1/12/21	69,290	73
	Continental Airlines Pass Through Trust, 7.250%, 11/10/19	201,486	225
	Lima Metro Line 2 Finance, Ltd., 5.875%, 7/5/34 144A	600,000	633
	United Airlines Pass Through Trust, 4.300%, 8/15/25	90,216	93
(k)	US Airways Pass-Through Trust, 5.900%, 10/1/24	1,160,673	1,294
	Virgin Australia Trust, 5.000%, 10/23/23 144A	60,428	63

	Total		4,373

	Utilities (0.2%)
(k)	Nakilat, Inc., 6.067%, 12/31/33	1,400,000	1,624

	Total		1,624

	Total Corporate Bonds
	(Cost: $334,650)		331,154

	Governments (17.1%)

	Foreign Agencies (4.6%)
(b)	Banco do Brasil SA, 3.875%, 10/10/22	3,094,000	2,870
	Dolphin Energy, Ltd., 5.500%, 12/15/21 144A	1,000,000	1,100
(b)	Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/23	3,000,000	3,180
(f)	KAF Kaerntner Ausgleichszahlungs-Fonds, 0.000%, 1/14/32 144A EUR	6,237,148	5,691
	Nakilat, Inc., 6.267%, 12/31/33 144A	603,736	687
	Pertamina Persero PT, 4.300%, 5/20/23 144A	600,000	597
	Peru Enhanced Pass-Through Finance, Ltd., 0.000%, 5/31/18 144A	40,344	39
	Petrobras Global Finance BV, 3.000%, 1/15/19	187,000	182
(b)	Petrobras Global Finance BV, 5.375%, 1/27/21	5,100,000	4,988
(b)	Petrobras Global Finance BV, 8.375%, 5/23/21	4,200,000	4,526
(b)	Petroleos de Venezuela SA, 5.375%, 4/12/27	6,500,000	2,421
(k)	Petroleos de Venezuela SA, 5.500%, 4/12/37	4,300,000	1,580
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 5.838%, 9/30/27 144A	3,500,000	3,903

	Total		31,764

	Foreign Governments (1.4%)
(f)	Autonomous Community of Catalonia, 4.750%, 6/4/18 EUR	1,650,000	1,811
(f)	Autonomous Community of Catalonia, 4.900%, 9/15/21 EUR	300,000	337
(f)	Autonomous Community of Catalonia, 4.950%, 2/11/20 EUR	200,000	225
(f)	Indonesia Government International Bond, 3.375%, 7/30/25 144A EUR	3,300,000	3,557
(f)	Indonesia Government International Bond, 3.750%, 6/14/28 144A EUR	1,900,000	2,033
(f)	Mexico Government International Bond, 4.000%, 3/15/2115 EUR	700,000	617

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Governments (17.1%)	Shares/ Par	Value $ (000’s)

	Foreign Governments continued
(f)	Romanian Government International Bond, 2.875%, 10/28/24 EUR	900,000	1,006

	Total		9,586

	Foreign Municipal Bonds (0.4%)
(f)	Province of Ontario, 2.400%, 6/2/26 CAD	1,900,000	1,404
(f)	Province of Quebec, 2.750%, 9/1/25 CAD	2,400,000	1,835

	Total		3,239

	Oil & Gas (1.9%)
(f)	Petroleos Mexicanos, 2.750%, 4/21/27 EUR	1,100,000	1,018
(f)	Petroleos Mexicanos, 5.125%, 3/15/23 EUR	1,000,000	1,137
(b)	Petroleos Mexicanos, 5.625%, 1/23/46	5,000,000	4,150
(b)	Petroleos Mexicanos, 6.500%, 6/2/41	2,000,000	1,873
	Petroleos Mexicanos, 6.500%, 3/13/27 144A	1,700,000	1,754
(b)	Petroleos Mexicanos, 6.625%, 6/15/38	1,800,000	1,741
	Petroleos Mexicanos, 6.750%, 9/21/47 144A	500,000	472
	Petroleos Mexicanos, 6.750%, 9/21/47	900,000	850

	Total		12,995

	Yankee Sovereign (8.8%)
(f)	Argentine Republic Government International Bond, 3.875%, 1/15/22 EUR	1,000,000	1,007
	Argentine Republic Government International Bond, 6.875%, 4/22/21 144A	900,000	958
	Argentine Republic Government International Bond, 7.500%, 4/22/26 144A	2,100,000	2,205
	Argentine Republic Government International Bond, 7.625%, 4/22/46 144A	500,000	500
(k)	Brazilian Government International Bond, 5.000%, 1/27/45	2,700,000	2,190
(k)	Columbia Government International Bond, 5.000%, 6/15/45	6,000,000	5,692
	Costa Rica Government International Bond, 7.000%, 4/4/44	700,000	640
	Costa Rica Government International Bond, 7.158%, 3/12/45	500,000	463
	Dominican Republic International Bond, 6.850%, 1/27/45	900,000	850
	Dominican Republic International Bond, 6.875%, 1/29/26 144A	500,000	520
	Dominican Republic International Bond, 7.450%, 4/30/44	400,000	404
	Ecuador Government International Bond, 10.750%, 3/28/22 144A	1,300,000	1,411
	El Salvador Government International Bond, 7.625%, 2/1/41	900,000	817
	El Salvador Government International Bond, 7.650%, 6/15/35	300,000	278
	Export-Import Bank of India, 3.375%, 8/5/26 144A	600,000	560
	Ghana Government International Bond, 9.250%, 9/15/22 144A	200,000	214
(f)	Hellenic Republic Government Bond, 3.375%, 7/17/17 144A EUR	1,400,000	1,444
(k)	Indonesia Government International Bond, 5.125%, 1/15/45	1,450,000	1,447

	Governments (17.1%)	Shares/ Par	Value $ (000’s)

	Yankee Sovereign continued
(k)	Indonesia Government International Bond, 6.750%, 1/15/44	2,900,000	3,510
(k)	Kazakhstan Government International Bond, 5.125%, 7/21/25	5,200,000	5,556
(k)	Kazakhstan Government International Bond, 6.500%, 7/21/45	1,100,000	1,260
(k)	Mexico Government International Bond, 4.600%, 1/23/46	5,800,000	5,205
(k)	Mexico Government International Bond, 4.750%, 3/8/44	1,800,000	1,637
(k)	Panama Government International Bond, 6.700%, 1/26/36	1,900,000	2,306
	Panama Government International Bond, 8.125%, 4/28/34	100,000	130
(f)	Romanian Government International Bond, 3.625%, 4/24/24 EUR	700,000	821
(k)	Russian Federation, 5.625%, 4/4/42	2,000,000	2,151
	South Africa Government International Bond, 5.875%, 9/16/25	500,000	533
	Trinidad & Tobago Government International Bond, 4.500%, 8/4/26 144A	400,000	393
(k)	Turkey Government International Bond, 4.875%, 10/9/26	4,000,000	3,701
(k)	Turkey Government International Bond, 5.125%, 3/25/22	6,000,000	5,954
(k)	Turkey Government International Bond, 5.750%, 3/22/24	2,400,000	2,407
(k)	Uruguay Government International Bond, 5.100%, 6/18/50	2,100,000	1,890
	Venezuela Government International Bond, 7.650%, 4/21/25	800,000	364
	Venezuela Government International Bond, 8.250%, 10/13/24	200,000	93
	Venezuela Government International Bond, 9.250%, 5/7/28	1,100,000	506
	Venezuela Government International Bond, 9.375%, 1/13/34	1,400,000	647

	Total		60,664

	Total Governments
	(Cost: $125,307)		118,248

	Municipal Bonds (1.9%)

	Municipal Bonds (1.9%)
	Alameda County Joint Powers Authority, Series 2010-A, 7.046%, 12/1/44 RB	100,000	138
	American Municipal Power, Inc., Series 2010-B, 7.834%, 2/15/41 RB	100,000	142
	Bay Area Toll Authority, Series 2010-S1, 6.918%, 4/1/40 RB	200,000	271
	City of Chicago IL, 7.750%, 1/1/42 GO	1,300,000	1,319
	City of Riverside CA Electric Revenue, Series 2010-A, 7.605%, 10/1/40 RB	200,000	274
	Illinois State, 6.630%, 2/1/35 GO	245,000	250
	Illinois State, 6.725%, 4/1/35 GO	95,000	97
	Illinois State, 7.350%, 7/1/35 GO	200,000	216

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	157

Multi-Sector Bond Portfolio

Municipal Bonds (1.9%)	Shares/ Par	Value $ (000’s)

Municipal Bond continued
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	380
Irvine Ranch Water District, Series 2010-B, 6.622%, 5/1/40 GO	100,000	129
Los Angeles County Public Works Financing Authority, Series 2010-B, 7.618%, 8/1/40 RB	200,000	285
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Series 2010-B, 6.568%, 7/1/37 RB	100,000	126
Metropolitan Transportation Authority, Series 2010-A2, 6.089%, 11/15/40 RB	500,000	631
Municipal Electric Authority of Georgia, 6.655%, 4/1/57 RB	200,000	244
New York City Transitional Finance Authority Future Tax Secured Revenue, Series 2011-A1, 5.508%, 8/1/37 RB	300,000	362
New York State Urban Development Corp., Series 2009-E, 5.770%, 3/15/39 RB	100,000	121
Orange County Local Transportation Authority, Series 2010-A, 6.908%, 2/15/41 RB	200,000	269
Port Authority of New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	200,000	221
Port Authority of New York & New Jersey, Series 2010, 5.647%, 11/1/40 RB, GO OF AUTH	1,100,000	1,325
Regents of the University of California Medical Center Pooled Revenue, Series 2010-H, 6.548%, 5/15/48 RB	100,000	133
San Diego County Regional Airport Authority, Series 2010-C, 6.628%, 7/1/40 RB	100,000	113
San Diego Redevelopment Agency Successor Agency, Series 2010-A, 7.625%, 9/1/30 TRAN	100,000.0	114
State of California, Series 2010, 7.950%, 3/1/36 GO	900,000	1,049
Tobacco Settlement Finance Authority, Series 2007-A, 7.467%, 6/1/47 RB	1,135,000	1,024
Tobacco Settlement Financing Corp., Series 2007-A, 6.706%, 6/1/46 RB	3,340,000	2,660
Triborough Bridge & Tunnel Authority, Series 2010-A2, 5.550%, 11/15/40 RB, GO OF AUTH	800,000	947

Total Municipal Bonds
(Cost: $11,102)		12,840

Structured Products (8.7%)

Structured Products (8.7%)
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C, 0.906%, 7/25/36	8,593,942	3,173
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2, 1.551%, 1/25/35	69,711	65
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1, 1.656%, 12/25/34	94,900	87

Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

Structured Products continued
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4, 1.731%, 7/25/35	100,000	87
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2, 1.756%, 3/25/35	233,935	217
Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A	190,896	201
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.778%, 9/25/45	5,346	5
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1, 1.626%, 7/25/34	45,880	42
Asset Backed Securities Corp. Home Equity Loan Trust, Series WMC 2005-HE5, Class M4, 1.656%, 6/25/35	200,000	174
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1, 1.783%, 8/15/33	40,091	38
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A4, 5.548%, 6/10/49	42,598	43
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A4, 5.747%, 2/10/51	60,096	61
Banc of America Funding Trust, Series 2007-D, Class 1A4, 0.969%, 6/20/47	93,547	91
Banc of America Funding Trust, Series 2007-6, Class A1, 1.046%, 7/25/37	114,082	97
Banc of America Funding Trust, Series 2005-H, Class 5A1, 3.425%, 11/20/35	221,684	196
Barclays Capital LLC, Series 2009-RR14, Class 2A2, 3.240%, 7/26/36 144A	62,675	51
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 3.229%, 7/25/34	17,672	17
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 3.217%, 11/25/36	270,363	227
Bear Stearns Asset Backed Securities I Trust, Series 07-AQ1, Class A1, 0.866%, 4/25/31	14,788	15
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2, 0.956%, 12/25/36	64,574	61
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2, 0.956%, 4/25/37	295,420	315
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE11, Class M1, 1.014%, 11/25/35	67,288	66
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1, 2.006%, 8/25/37	300,765	287
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 1.246%, 7/25/35	40,774	40
Citi Held For Asset Issuance, Series 2016-PM1, Class A, 4.650%, 4/15/25 144A	1,111,317	1,130
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.000%, 9/25/37	8,162	8

The Accompanying Notes are an Integral Part of the Financial Statements.

158	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

Structured Products continued
Citigroup Mortgage Loan Trust, Series 2007-AHL1, Class A2C, 0.966%, 12/25/36	100,000	75
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA, 3.395%, 9/25/37	27,875	24
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A, 3.532%, 9/25/37	105,632	86
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2, 1.476%, 9/25/35	204,340	199
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1, 0.896%, 4/25/47	61,517	51
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A, 0.916%, 12/25/46	23,424	22
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B, 0.929%, 9/20/46	37,896	28
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A, 0.934%, 12/20/46	54,230	39
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1, 0.949%, 5/20/46	637,458	475
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A, 0.949%, 7/20/46	18,210	10
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 1.069%, 11/20/35	11,001	9
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1, 2.047%, 1/25/36	32,144	30
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1, 2.943%, 5/25/36	25,005	20
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A, 3.240%, 7/25/46	4,029	4
Countrywide Alternative Loan Trust, Series 2003-19CB, Class 2A1, 4.500%, 9/25/18	2,273	2
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.500%, 1/25/36	388,465	323
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/35	37,123	37
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2, 6.000%, 5/25/37	372,896	273
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.500%, 8/25/32	24,026	24
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A, 0.896%, 6/25/37	776,303	635
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3, 0.896%, 7/25/37	62,650	52
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A3, 0.926%, 5/25/37	231,297	218
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A, 0.956%, 6/25/47	1,384,022	1,056
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 1.046%, 7/25/36	94,635	91
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3, 1.046%, 8/25/36	174,337	162
Countrywide Asset-Backed Certificates, Series 2005-AB, Class 2A4, 1.106%, 3/25/36	98,682	79
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1, 1.306%, 5/25/47 144A	3,352,428	2,220

	Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

	Structured Products continued
	Countrywide Asset-Backed Certificates, Series 04-AB2, Class M1, 1.536%, 5/25/36	906,251	905
	Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A, 1.596%, 10/25/47	3,636,074	3,157
(e)	Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 4.825%, 7/25/36	100,000	82
	Countrywide Asset-Backed Certificates Trust, Series 2006-7, Class 2A3, 0.906%, 4/25/46	44,065	43
	Countrywide Asset-Backed Certificates Trust, Series 2005-14, Class 3A3, 1.106%, 4/25/36	16,158	16
	Countrywide Asset-Backed Certificates Trust, Series 2005-4, Class AF6, 4.740%, 10/25/35	22,970	23
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, 1.026%, 4/25/46	1,276,225	535
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1, 1.527%, 4/25/46	48,159	23
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1, 3.080%, 10/25/35	28,989	23
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1X, 3.112%, 12/20/35	17,735	14
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1, 6.000%, 5/25/36	243,499	206
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class 2A1, 6.500%, 11/25/36	34,772	29
	Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A4, 5.935%, 9/15/39	120,974	123
	Dryden XXII Senior Loan Fund, Series 2011-22A, Class A1R, 2.050%, 1/15/22 144A	336,270	336
(f)	EMF-NL BV, 0.489%, 4/17/41 EUR	227,617	212
(f)	Enterprise Inns PLC, 6.875%, 5/9/25 GBP	1,000,000	1,291
(f)	Eurosail-NL BV, 1.189%, 10/17/40 EUR	153,817	162
	Federal National Mortgage Association, Series 2003-W6, Class F, 1.106%, 9/25/42	33,373	33
	First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.896%, 9/25/36	121,499	115
	First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4, 0.906%, 7/25/36	24,244	24
	First Franklin Mortgage Loan Trust, Series 2005-FF12, Class A2B, 1.016%, 11/25/36	503,742	500
	First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.000%, 10/25/20	10,689	11
	First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.750%, 5/25/37	500,253	403
	GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A4, 5.543%, 12/10/49	47,433	48
(e,f)	Greene King Finance PLC, 2.453%, 3/15/36 GBP	450,000	394
	GSAA Home Equity Trust, Series 2006-4, Class 4A2, 0.986%, 3/25/36	4,094	4

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	159

Multi-Sector Bond Portfolio

Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

Structured Products continued
GSAMP Trust, Series 2007-NC1, Class A2A, 0.806%, 12/25/46	19,677	12
GSAMP Trust, Series 2007-FM2, Class A2B, 0.846%, 1/25/37	230,641	139
GSAMP Trust, Series 2004-WF, Class M2, 2.406%, 10/25/34	91,399	86
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 3.070%, 9/25/35	17,240	18
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.228%, 3/25/47	23,170	21
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.289%, 1/25/36	4,712	4
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.000%, 2/25/36	203,396	167
HarborView Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.976%, 6/19/35	41,600	37
HarborView Mortgage Loan Trust, Series 2005-10, Class 2A1A, 1.046%, 11/19/35	19,539	16
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4, 1.096%, 4/25/37	500,000	296
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 1.006%, 3/25/35	14,185	12
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4, 1.146%, 11/25/35	300,000	221
Impac Secured Assets Trust, Series 2007-1, Class A2, 0.916%, 3/25/37	191,230	160
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.996%, 7/25/35	3,710	3
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 1.056%, 7/25/35	21,210	18
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 3.067%, 10/25/34	44,572	43
IndyMac Residential Asset Backed Trust, Series 2007-B, Class 2A2, 0.916%, 7/25/37	473,774	292
IXIS Real Estate Capital Trust, Series 2005-HE1, Class M3, 1.536%, 6/25/35	5,235	5
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1, 3.046%, 7/25/35	26,903	27
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 3.125%, 10/25/35	21,159	19
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1, 4.613%, 6/25/37	141,076	123
JP Morgan Resecuritization Trust, Series 2009-10, Class 4A1, 1.033%, 3/26/37 144A	53,474	53
Lehman XS Trust, Series 2005-4, Class 1A3, 1.556%, 10/25/35	29,791	29
Lendmark Funding Trust, Series 2016-A2, Class A, 3.260%, 4/21/25 144A	400,000	397
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A, 0.906%, 5/25/36	1,853,848	1,124
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4, 1.026%, 5/25/46	383,671	165
Mastr Asset Backed Securities Trust, Series 2006-HE3, Class A2, 0.856%, 8/25/36	2,632,292	1,176

	Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

	Structured Products continued
	Mastr Asset Backed Securities Trust, Series 2006-WMC4, Class A5, 0.906%, 10/25/36	1,096,072	487
	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1, 0.926%, 2/25/37	20,084	19
	Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3, 1.136%, 8/25/35	62,697	60
	Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, 1.206%, 2/25/47	1,202,340	726
	Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1, 2.774%, 12/25/35	379,973	348
	Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-1, Class 1A, 3.014%, 2/25/36	11,315	10
	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 3.275%, 5/25/36	34,991	32
(f)	Mitchells & Butlers Finance PLC, 0.823%, 12/15/30 GBP	74,594	78
	Morgan Stanley ABS Capital I, Series 05-NC1, Class M2, 1.461%, 1/25/35	188,002	153
	Morgan Stanley ABS Capital I, Inc., Series 2006-HE7, Class A2C, 0.916%, 9/25/36	87,618	48
	Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE8, Class A2C, 0.896%, 10/25/36	81,335	46
	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2C, 1.006%, 3/25/37	79,768	42
	Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE7, Class A2C, 1.076%, 11/25/35	27,973	28
	Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5, 1.746%, 6/25/35	300,000	278
	Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1, 1.656%, 7/25/32	12,871	12
	Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 2.106%, 2/25/33	50,917	49
	Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1, 1.026%, 9/25/35	3,147	3
	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 3.139%, 7/25/35	193,057	165
	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 3.553%, 8/25/35	25,622	25
	NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B, 0.916%, 9/25/37	1,029,793	829
	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/28 144A	1,000,000	1,020
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M1, 1.256%, 7/25/35	78,476	78
	People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2, 1.379%, 8/25/35	276,271	263
(f)	RAC Bond Co. PLC, 4.870%, 5/6/26 GBP	400,000	545
	Residential Accredit Loans, Inc., Series 2007-QA1, Class A1, 0.896%, 1/25/37	40,939	33
	Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1, 0.946%, 8/25/36	18,270	14

The Accompanying Notes are an Integral Part of the Financial Statements.

160	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

	Structured Products continued
	Residential Accredit Loans, Inc., Series 2006-QA8, Class A1, 0.946%, 9/25/36	41,618	35
	Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.201%, 3/25/35	291,626	250
	Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.000%, 10/25/34	350,788	366
	Residential Asset Mortgage Products, Series 2007-RP4, Class A, 0.934%, 11/25/46 144A	357,462	308
	Residential Asset Mortgage Products, Series 2006-NC2, Class A2, 0.946%, 2/25/36	13,121	13
	Residential Asset Mortgage Products, Series 2005-EFC4, Class M3, 1.236%, 9/25/35	300,000	292
	Residential Asset Securities Corp., Series 2007-KS1, Class A3, 0.906%, 1/25/37	320,511	298
	Residential Asset Securities Corp., Series 2007-KS3, Class AI4, 1.096%, 4/25/37	1,600,000	1,222
	Residential Asset Securities Corp., Series 06-EMX1, Class M1, 1.166%, 1/25/36	200,000	183
	Residential Asset Securitization Trust, Series 2007-A2, Class 2A2, 6.500%, 4/25/37	4,068,468	2,429
	Rio Oil Finance, 9.250%, 7/6/24	459,316	432
	Rio Oil Finance Trust, 9.250%, 7/6/24 144A	2,204,716	2,072
	Saxon Asset Securities Trust, Series 2006-1, Class M1, 1.221%, 3/25/36	400,000	313
	Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2, 1.716%, 1/25/36	152,116	99
	SLM Private Education Loan Trust, Series 2011-B, Class A3, 2.954%, 6/16/42 144A	100,000	104
	SLM Private Education Loan Trust, Series 2010-A, Class 1A, 3.450%, 5/16/44 144A	32,189	33
	Soundview Home Loan Trust, Series 2006-3, Class A3, 0.916%, 11/25/36	412,679	380
	Soundview Home Loan Trust, Series 2006-OPT2, Class A4, 1.036%, 5/25/36	200,000	174
	Soundview Home Loan Trust, Series 2006-OPT3, Class M1, 1.066%, 6/25/36	7,385,510	3,341
	Soundview Home Loan Trust, Series 2006-2, Class M2, 1.106%, 3/25/36	400,000	334
	Soundview Home Loan Trust, Series 2005-3, Class M3, 1.581%, 6/25/35	232,701	214
	Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3, 1.731%, 12/25/35	497,626	449
(f)	Spirit Issuer PLC, 6.582%, 12/28/27 GBP	1,100,000	1,471
	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 1.076%, 10/25/35	114,897	96
	Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3, 0.906%, 9/25/36	47,484	41
	Structured Asset Investment Loan Trust, Series 2005-5, Class M2, 1.446%, 6/25/35	76,558	75

	Structured Products (8.7%)	Shares/ Par	Value $ (000’s)
	Structured Asset Investment Loan Trust, Series 2005-7, Class M2, 1.521%, 8/25/35	500,000	415
	Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

	Structured Products continued
	Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1, 0.936%, 7/25/46	420,077	346
	Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2, 1.765%, 2/25/36	840,274	766
	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC3, Class 2A2, 0.896%, 5/25/47	116,969	115
	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, 0.926%, 12/25/36	620,863	546
	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class A6, 0.966%, 2/25/37	177,087	150
	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL2, Class M1, 1.126%, 4/25/36 144A	100,000	90
	Structured Asset Securities Corp. Trust, Series 2005-1, Class 1A1, 1.106%, 2/25/35	50,091	47
	Structured Asset Securitization Corp. Mortgage Pass Through Certificates, Series 2004-3, Class 4A1, 5.615%, 3/25/34	10,499	11
	Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1, 1.406%, 12/25/35	29,919	23
(f)	Tesco Property Finance 2 PLC, 6.052%, 10/13/39 GBP	1,162,956	1,476
(f)	Tesco Property Finance 6 PLC, 5.411%, 7/13/44 GBP	2,266,252	2,591
	Truman Capital Mortgage Loan Trust, Series 2006-1, Class A, 1.016%, 3/25/36 144A	2,114,302	1,925
(f)	The Unique Pub Finance Co. PLC, 5.659%, 6/30/27 GBP	164,519	213
(f)	The Unique Pub Finance Co. PLC, 6.542%, 3/30/21 GBP	812,240	1,083
	Vericrest Opportunity Loan Transferee, Series 2015-NP13, Class A1, 4.125%, 10/25/45 144A	204,665	206
	Vericrest Opportunity Loan Transferee, Series 2015-NP14, Class A1, 4.375%, 11/27/45 144A	1,371,529	1,382
	WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A, 0.906%, 1/25/37	231,500	170
	WaMu Mortgage Pass Through Certificates, Series 2006-AR2, Class 1A1, 2.504%, 3/25/36	444,055	411
	WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.635%, 2/25/33	2,631	3
	WaMu Mortgage Pass Through Certificates, Series 2006-AR8, Class 2A1, 2.731%, 8/25/36	21,806	20
	WaMu Mortgage Pass Through Certificates, Series 2007-HY1, Class 3A1, 4.211%, 2/25/37	7,569	7
	WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 3A3, 5.972%, 10/25/36	45,751	36
	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2, 1.267%, 4/25/47	605,185	434

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	161

Multi-Sector Bond Portfolio

Structured Products (8.7%)	Shares/ Par	Value $ (000’s)

Structured Products (8.7%) continued
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1, 3.139%, 7/25/37	115,842	98
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 1A1, 2.925%, 3/25/35	40,557	41
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 2.945%, 7/25/36	320,899	301
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 3.150%, 11/25/37	135,803	121
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 3.154%, 4/25/36	162,260	152

Total Structured Products
(Cost: $62,970)		60,007

Bank Loan Obligations (1.9%)

Bank Loan Obligations (1.9%)
Charter Communications Operating LLC, 3.500%, 1/24/23	2,824,321	2,833
Chesapeake Energy Corp., 8.500%, 8/23/21	700,000	761
Commscope, Inc., 3.250%, 5/21/22	197,500	199
Endo Luxembourg Finance, 3.750%, 9/25/22	1,188,000	1,191
Fortescue Metals Group, 4.250%, 6/30/19	926,886	928
Grifols Worldwide Operations USA, Inc., 3.000%, 2/27/21	680,750	684

	Bank Loan Obligations (1.9%)	Shares/ Par	Value $ (000’s)

	Bank Loan Obligations continued
	Hilton Worldwide Finance LLC, 3.500%, 10/26/20	1,421,835	1,436
	Intelsat Jackson Holdings SA, 3.750%, 6/30/19	1,900,000	1,835
	Las Vegas Sands LLC, 3.250%, 12/19/20	689,384	693
	Rise, Ltd., 4.750%, 2/15/39	660,291	655
	Valeant Pharmaceuticals International, Inc., 4.750%, 8/5/20	953,802	953
(f)	Ziggo Secured Finance BV, 3.750%, 8/31/24 EUR	1,000,000	1,056

	Total Bank Loan Obligations
	(Cost: $13,041)		13,224

	Short-Term Investments (9.6%)

	US Governments & Agencies (9.6%)
(b,r)	Federal Home Loan Bank Corp., 0.490%, 1/11/17	23,300,000	23,298
(b,r)	Federal Home Loan Bank Corp., 0.490%, 1/5/17	25,300,000	25,300
(b,r)	Federal Home Loan Bank Corp., 0.500%, 1/18/17	3,200,000	3,199
(b,r)	US Treasury Bill, 0.3585%, 2/2/17	1,933,000	1,932
(b,r)	US Treasury Bill, 0.442% to 0.445%, 2/23/17	1,867,000	1,866
(b,r)	US Treasury Bill, 0.465% to 0.485%, 3/2/17	2,151,000	2,149
(b,r)	US Treasury Bill, 0.470%, 3/9/17	707,000	707
(b,r)	US Treasury Bill, 0.875%, 1/31/17	7,600,000	7,603

	Total Short-Term Investments
	(Cost: $66,051)		66,054

	Total Investments (87.2%)
	(Cost: $613,121)(a)		601,527

	Other Assets,
	Less Liabilities (12.8%)		88,322

	Net Assets (100.0%)		689,849

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $135,358 representing 19.6% of the net assets.

GO — General Obligation

RB — Revenue Bond

TRAN — Tax Allocation Bond

AUD — Australian Dollar

CAD — Canadian Dollar

CNY — China Yuan Renminbi

EUR — Euro

GBP — British Pound

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican New Peso

MYR — Malaysian Ringgit

RUB — Russian Ruble

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — TWD

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $613,514 and the net unrealized depreciation of investments based on that cost was $11,987 which is comprised of $13,391 aggregate gross unrealized appreciation and $25,378 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Euro Bund Future (Short) (Total Notional Value at December 31, 2016, $2,242)	13	3/17	$(33)
Euro Schatz Future (Long) (Total Notional Value at December 31, 2016, $7,092)	59	3/17	10
Euro-Bobl Future Medium-Term (Long) (Total Notional Value at December 31, 2016, $19,406)	138	3/17	136
Long Gilt Future (Long) (Total Notional Value at December 31, 2016, $3,534)	23	3/17	59
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2016, $9,305)	79	3/17	(9)
US Ten Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2016, $97,094)	778	3/17	(404)
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2016, $49,227)	227	3/17	(40)
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2016, $9,153)	58	3/17	141

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2016.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA NA	AUD	4,642	3,349	1/17	$76	$-	$76
Buy	HSBC Bank USA NA	CAD	4,834	3,601	1/17	-	(85)	(85)
Sell	Bank of America NA	CAD	9,166	6,827	1/17	8	-	8
Buy	Bank of America NA	CNY	21,140	3,039	1/17	-	(105)	(105)
Buy	UBS AG	CNY	45,226	6,503	1/17	-	(227)	(227)
Buy	UBS AG	CNY	47,437	6,813	2/17	48	-	48
Sell	BNP Paribas	CNY	7,949	1,143	1/17	30	-	30
Sell	HSBC Bank USA NA	CNY	20,831	2,995	1/17	29	-	29
Sell	JP Morgan Chase Bank NA	CNY	37,586	5,404	1/17	79	-	79
Sell	Barclays Bank PLC	CNY	22,718	3,263	2/17	75	-	75
Sell	JP Morgan Chase Bank NA	CNY	24,720	3,550	2/17	43	-	43
Sell	UBS AG	CNY	47,437	6,769	12/17	-	(207)	(207)
Buy	Bank of America NA	EUR	72,767	76,638	1/17	960	-	960
Buy	BNP Paribas	EUR	4,363	4,595	1/17	-	(58)	(58)
Buy	HSBC Bank USA NA	EUR	395	416	1/17	-	(11)	(11)
Buy	JP Morgan Chase Bank NA	EUR	1,616	1,702	1/17	-	(19)	(19)
Sell	BNP Paribas	EUR	77,881	82,025	1/17	580	-	580
Sell	Goldman Sachs International	EUR	1,260	1,327	1/17	-	(8)	(8)
Sell	Bank of America NA	EUR	72,767	76,738	2/17	-	(954)	(954)
Sell	BNP Paribas	GBP	19,147	23,602	1/17	339	-	339
Buy	Goldman Sachs International	INR	228,183	3,356	1/17	-	(18)	(18)
Sell	JP Morgan Chase Bank NA	INR	229,603	3,377	1/17	21	-	21
Buy	UBS AG	KRW	3,387,053	2,804	1/17	-	(184)	(184)
Sell	JP Morgan Chase Bank NA	KRW	3,388,562	2,806	1/17	-	(9)	(9)
Buy	Goldman Sachs International	MXN	11,415	547	2/17	-	(5)	(5)
Buy	HSBC Bank USA NA	MXN	59,192	2,837	2/17	-	(252)	(252)
Buy	Goldman Sachs International	MYR	15,134	3,371	1/17	-	(14)	(14)
Sell	Barclays Bank PLC	MYR	15,024	3,347	1/17	108	-	108
Buy	JP Morgan Chase Bank NA	RUB	222,537	3,587	2/17	229	-	229
Buy	Goldman Sachs International	SGD	4,863	3,358	1/17	-	- (m)	- (m)
Buy	HSBC Bank USA NA	SGD	4,070	2,810	1/17	-	(109)	(109)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	163

Multi-Sector Bond Portfolio

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Goldman Sachs International	SGD	8,933	6,167	1/17	$95	$-		$95
Sell	Goldman Sachs International	SGD	4,863	3,357	3/17	-		- (m)	- (m)
Buy	BNP Paribas	TRY	11,384	3,209	1/17	-		(38)	(38)
Sell	HSBC Bank USA NA	TRY	6,872	1,937	1/17	121		-	121
Sell	JP Morgan Chase Bank NA	TRY	4,480	1,263	1/17	79		-	79
Buy	BNP Paribas	TWD	95,376	2,962	1/17	-		- (m)	- (m)
Buy	UBS AG	TWD	96,135	2,994	3/17	-		(52)	(52)
Sell	BNP Paribas	TWD	95,353	2,961	1/17	-		(126)	(126)
Sell	BNP Paribas	TWD	205,018	6,385	3/17	32		-	32

						$2,952		$(2,481)	$471

(i)	Written options outstanding on December 31, 2016.

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — CBOT US Ten Year Treasury Note	127.000	1/17	95	$(6)
Put — CBOT US Ten Year Treasury Note	121.000	1/17	95	(5)

(Premiums Received $60)				$(11)

Description	Exercise Price	Expiration Date	Notional Amount (000’s)	Value (000’s)
Call — OTC Interest Rate Swaption - Call	1.950	2/27	17,100	$(14)
Put — OTC Interest Rate Swaption - Put	2.400	2/27	17,100	(142)

(Premiums Received $259)				$(156)

CBOT — Chicago Board of Trade

OTC — Over-the-Counter

(j)	Swap agreements outstanding on December 31, 2016.

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Deutsche Bank AG, 0.763%, 12/20/21	BNP Paribas	1.00%	12/21	3.416%	700	EUR	$(114)	$91	$(23)
Deutsche Bank AG, 1.448%, 12/20/21	Goldman Sachs International	1.00%	12/21	3.416%	500	EUR	(78)	62	(16)
Deutsche Bank AG, 1.448%, 12/20/21	JP Morgan Chase Bank NA	1.00%	12/21	3.416%	700	EUR	(117)	94	(23)
Federal Republic of Brazil, 4.25%, 1/7/25	Barclays Bank PLC	1.00%	6/20	1.936%	1,900	USD	(79)	21	(58)
Novo Banco SA, 5.00%, 4/23/19	BNP Paribas	5.00%	12/21	19.064%	300	EUR	(84)	(19)	(103)
Novo Banco SA, 5.00%, 4/23/19	JP Morgan Chase Bank NA	5.00%	12/21	19.064%	300	EUR	(81)	(22)	(103)
Novo Banco, 5.00%, 12/20/21	Morgan Stanley Capital Services	5.00%	12/21	19.064%	100	EUR	(27)	(7)	(34)
Republic of Peru, 8.75%, 11/21/33	Barclays Bank PLC	1.00%	3/23	1.330%	1,100	USD	(19)	(1)	(20)
Republic of Turkey, 11.875%, 1/15/30	JP Morgan Chase Bank NA	1.00%	6/21	2.544%	2,100	USD	(169)	36	(133)
Republic of Turkey, 11.875%, 1/15/30	JP Morgan Chase Bank NA	1.00%	12/21	2.735%	1,300	USD	(100)	(1)	(101)
Republic of Venezuela, 9.25%, 9/15/27	BNP Paribas	5.00%	9/20	43.415%	300	USD	(149)	(24)	(173)
Republic of Venezuela, 9.25%, 9/15/27	Citigroup Financial Products	5.00%	6/20	44.051%	5,900	USD	(2,278)	(914)	(3,192)

The Accompanying Notes are an Integral Part of the Financial Statements.

164	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA NA	5.00%	6/20	44.051%	100	USD	$(40)	$(14)	$(54)
Republic Of Venezuela, 9.25%, 9/15/27	Goldman Sachs International	5.00%	12/21	41.247%	100	USD	(52)	(5)	(57)
Republic Of Venezuela, 9.25%, 9/15/27	JP Morgan Chase Bank NA	5.00%	12/21	41.247%	220	USD	(114)	(12)	(126)
Russian Federation, 7.50%, 3/31/30	Barclays Bank PLC	1.00%	6/20	1.230%	1,400	USD	(90)	80	(10)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	6/20	1.230%	700	USD	(46)	40	(6)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	9/20	1.323%	400	USD	(32)	27	(5)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	9/20	1.323%	900	USD	(64)	54	(10)
Russian Federation, 7.50%, 3/31/30	HSBC Bank USA NA	1.00%	6/21	1.622%	4,200	USD	(268)	159	(109)
Russian Federation, 7.50%, 3/31/30	JP Morgan Chase Bank NA	1.00%	9/20	1.323%	1,500	USD	(121)	104	(17)
Russian Federation, 7.50%, 3/31/30	JP Morgan Chase Bank NA	1.00%	12/20	1.403%	800	USD	(72)	60	(12)
Santander International Debt SAU, 4.00%, 3/27/17	JP Morgan Chase Bank NA	1.00%	6/21	1.131%	1,200	EUR	(30)	23	(7)
United Mexican States, 5.95%, 3/19/19	BNP Paribas	1.00%	12/22	1.755%	1,500	USD	(59)	(2)	(61)
United Mexican States, 5.95%, 3/19/19	JP Morgan Chase Bank NA	1.00%	12/22	1.755%	3,800	USD	(154)	(1)	(155)
Venezuela Government International Bond, 9.25%, 9/15/27	Barclays Bank PLC	5.00%	12/21	41.247%	100	USD	(53)	(5)	(58)

							$(4,490)	$(176)	$(4,666)

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation)(000’s)
6-Month Australian Bank Bill	3.00%	12/20	3,400	AUD	$(4)
6-Month GBP-LIBOR	1.75%	3/47	700	GBP	(138)

					$(142)

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation)(000’s)
3-Month USD-LIBOR	0.97%	12/18	7,600	USD	$(15)
6-Month GBP-LIBOR	0.60%	3/27	2,200	GBP	86
6-Month GBP-LIBOR	0.60%	3/22	4,700	GBP	84

					$155

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	165

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
Casino Guichard Perrachon SA, 3.157%, 8/6/19	1.00%	12/21	2.402%	4,200	EUR	$47
Chesapeake Energy Corp., 5.00%, 8/15/20	5.00%	6/20	4.880%	2,200	USD	108
Ford Motor Co., 6.50%, 8/1/18	5.00%	12/23	1.900%	200	USD	2
Marks & Spencer PLC, 6.125%, 12/2/19	1.00%	6/21	1.402%	3,200	EUR	15
Navient Corp., 5.50%, 1/25/23	5.00%	12/21	3.595%	650	USD	21
Repsol International Finance BV, 4.875%, 2/19/19	1.00%	12/21	1.254%	200	EUR	2
Sprint Communications, Inc., 7.00%, 8/15/20	5.00%	12/21	3.462%	3,300	USD	182
Sprint Communications, Inc., 8.375%, 8/15/17	5.00%	12/19	2.190%	300	USD	7
Telefonica Emisiones SAU, 2.736%, 5/29/19	1.00%	6/21	1.082%	4,500	EUR	17
Volkswagen International Finance NV, 5.375%, 5/22/18	1.00%	12/21	1.056%	1,200	EUR	5
Volkswagen International Finance NV, 5.375%, 5/22/18	1.00%	6/21	0.961%	200	EUR	1
Volkswagen International Finance NV, 5.375%, 5/22/18	1.00%	12/20	0.842%	1,900	EUR	9

						$416

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
Markit CDX North America High Yield Index	5.00%	12/21	3.542%	25,900	USD	$(26)

						$(26)

(k)	Cash or securities with an aggregate value of $81,218 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2016.

(m)	Amount is less than one thousand.

(r)	Rates are discount rates or a range of discount rates at the time of purchase.

The Accompanying Notes are an Integral Part of the Financial Statements.

166	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$12,569	$655
Governments	-	118,248	-
Municipal Bonds	-	12,840	-
Corporate Bonds	-	331,154	-	(m)
Structured Products	-	60,007	-
Short-Term Investments	-	66,054	-
Other Financial Instruments^
Futures	346	-	-
Forward Currency Contracts	-	2,952	-
Interest Rate Swaps	-	170	-
Credit Default Swaps	-	1,267	-
Total Assets:	$346	$605,261	$655
Liabilities:
Futures	(486)	-	-
Forward Currency Contracts	-	(2,481)	-
Options Written	-	(167)	-
Interest Rate Swaps	-	(157)	-
Credit Default Swaps	-	(1,039)	-
Total Liabilities:	$(486)	$(3,844)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

For the period ended December 31, 2016, there were transfers from Level 3 to Level 2 in the amount of $201 (in thousands). These transfers were the result of an increase in the quantity of observable inputs for a security that was previously not priced by a third party vendor.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	167

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.2 billion

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

Market Overview

U.S. equities posted strong performance during the year. Investors generally embraced higher-risk equities with greater exposure to the economic cycle, particularly after the U.S. election. Earnings growth remained subdued until the second half of the year, reflecting the drag from the Energy sector. Meanwhile, corporations continued buying back their stocks and acquiring other companies at a relatively robust pace. Consumer spending remained relatively steady, as job growth and rising stock prices helped improve consumer sentiment. Business spending remained muted, as many companies preferred to strengthen their balance sheets or buy back stock in lieu of large-scale investment in physical assets. The broader fixed income market posted a modest positive return, while higher-yielding corporate bonds logged large gains.

Altogether, the U.S. economy grew at a relatively slow pace of approximately 2.0% during the year, but growth was relatively stable, extending the U.S. economy’s streak to ten consecutive quarters of positive economic growth. The Fed was expected to raise interest rates for most of the year, but inflation well below the Fed’s 2.0% target and global uncertainty meant the Fed waited until December of 2016 to raise rates by a quarter of a point, marking only the second time the Fed has raised interest rates in the last eight years.

In that environment, small- and medium-sized stocks, as represented by the S&P SmallCap 600® and S&P MidCap 400® Indices, returned 26.56% and 20.74%, respectively, while the large-capitalization S&P 500® Index lagged despite its 11.96% return in 2016. Meanwhile, the Bloomberg Barclays U.S. Corporate High Yield Index posted a return of 17.13%, substantially outperforming the 2.65% return of the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index.

Portfolio Results

The Portfolio returned 6.58% for the twelve months ended December 31, 2016, trailing the 11.96% return of the broad stock market, as measured by the S&P 500® Index, but outstripping the Bloomberg Barclays® U.S. Aggregate Index return of 2.65%. The Portfolio underperformed the Balanced Portfolio Blended Composite Benchmark return of 7.74%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio outperformed the Mixed-Asset Target Allocation Moderate Funds peer group, which had an average return of 6.14% in 2016, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance relative to the blended benchmark reflects the performance of the Portfolio’s Underlying Portfolios, as many of the Underlying Portfolios underperformed their respective benchmarks. Relative performance was mixed for the domestic equity managers, but all of the Portfolio’s international equity portfolios trailed their respective benchmarks. On the upside, the Portfolio’s fixed income managers performed relatively well for the year.

Overall, asset allocation decisions were a positive contributor to relative performance, as tactical allocations were well positioned to benefit from the contours in market performance and risk. Entering the year with a cautious stance—underweight equities and high yield bonds, and overweight high quality bonds—helped the Portfolio’s performance, as economic weakness, a five-quarter recession in earnings, and plummeting oil prices led to a sharp correction in U.S. equity markets. However, during the first quarter, meaningful cuts to U.S. oil production helped oil prices rebound from a 13-year low. Identifying the potential for a short-term bottom in oil prices, the Portfolio shifted to overweight equities and high yield bonds in the second quarter, which helped capture additional performance on the upside when stocks rallied with oil prices. The Portfolio’s

168	Balanced Portfolio

Balanced Portfolio (unaudited)

overweight position in U.S. equities prior to the U.S. presidential election helped the Portfolio capitalize on the fourth quarter’s rally in stock prices. The Portfolio also benefited from an overweight to U.S. equities relative to international stocks during the year, as the stronger U.S. dollar weighed on international stock returns for U.S. investors.

During the year, equity futures contracts were used for cash management purposes. The Portfolio’s use of futures did not have a significant effect on the Portfolio’s relative results during 2016.

Portfolio Manager Outlook

Heading into 2017, we will maintain an overweight in U.S. equities and an underweight in fixed income. We believe the U.S. economy will continue to grow at a relatively slow pace with a modest increase in inflation. We see the potential for tightening monetary policy in the U.S. and abroad in 2017, as the Fed takes additional steps toward normalizing interest rate policy, while the European Central Bank and the Bank of Japan make modest moves to reduce the stimulus provided through their bond purchasing programs. Despite slow growth and less stimulative monetary policy, the new administration’s proposed corporate and individual tax cuts are likely to be a strong catalyst for earnings growth.

While the recent equity rally reflected rising expectations for pro-business policy, the proposed tax cuts are widely seen as only a modest increase to economic growth. Nevertheless, the tax cuts may be somewhat underestimated for their direct, immediate and lasting boost to earnings, buybacks and capital spending. We will closely monitor political and economic developments during the year and seek an optimal mix of the most attractive asset classes from a risk and return perspective.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Balanced Portfolio	6.58%	6.68%	4.64%
S&P 500® Index	11.96%	14.66%	6.95%
Bloomberg Barclays® U.S. Aggregate Index	2.65%	2.23%	4.34%
Balanced Portfolio Blended Composite Benchmark	7.74%	7.84%	5.68%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	6.14%	7.37%	4.76%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Balanced Portfolio	169

Balanced Portfolio (unaudited)

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	37.8%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.6%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	6.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.7%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	4.6%
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	3.6%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	3.6%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	3.5%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.4%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

170	Balanced Portfolio

Balanced Portfolio

Schedule of Investments

December 31, 2016

	Investment Companies (95.6%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity (41.7%)
	iShares Russell 2000 ETF	122,700	16,546
	iShares Russell Mid-Cap ETF	60,600	10,839
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	50,755,240	78,011
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	46,479,371	80,130
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	33,697,064	70,124
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	56,296,860	145,302
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	70,336,806	75,542
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	45,544,650	72,644
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	77,092,851	78,481
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	35,655,601	102,724
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	65,046,000	112,334
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	15,243,656	36,493
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	16,549,409	40,066

	Total		919,236

	Fixed Income (44.7%)
(q)	Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	183,059,109	135,098
(q)	Northwestern Mutual Series Fund, Inc., Inflation Protection Portfolio	15,249,538	16,561
(q)	Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	663,572,563	833,447

	Total		985,106

	Foreign Equity (9.2%)
	iShares Core MSCI Emerging Markets ETF	120,500	5,115
	iShares MSCI EAFE ETF	138,500	7,996
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio	6,142,515	5,356
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	28,208,308	45,218
(q)	Northwestern Mutual Series Fund, Inc., International Growth Portfolio	29,552,780	36,675
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	123,396,274	101,555

	Total		201,915

	Total Investment Companies (Cost: $2,086,944)		2,106,257

	Short-Term Investments (2.3%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (1.7%)
	Bank of America NA, 0.970%, 1/4/17 144A	5,000,000	5,000
(r)	Microsoft Corp., 0.600%, 1/10/17 144A	9,000,000	8,999
(r)	Microsoft Corp., 0.690%, 1/24/17 144A	1,000,000	1,000
(r)	Pfizer, Inc., 0.600%, 1/26/17 144A	5,070,000	5,068
(r)	Pfizer, Inc., 0.750%, 3/20/17 144A	2,800,000	2,796
(r)	Societe Generale, 0.940%, 3/1/17 144A	5,000,000	4,993
(r)	The Walt Disney Co., 0.580%, 1/20/17 144A	10,000,000	9,997

	Total		37,853

	US Government & Agencies (0.6%)
(r)	Federal Home Loan Bank, 0.384%, 2/1/17	10,000,000	9,996
(r)	Federal Home Loan Bank, 0.440%, 2/24/17	2,000,000	1,998

	Total		11,994

	Total Short-Term Investments (Cost: $49,846)		49,847

	Total Investments (97.9%) (Cost: $2,136,790)(a)		2,156,104

	Other Assets, Less
	Liabilities (2.1%)		46,730

	Net Assets (100.0%)		2,202,834

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	171

Balanced Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $37,853 representing 1.7% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $2,137,184 and the net unrealized appreciation of investments based on that cost was $18,920 which is comprised of $54,975 aggregate gross unrealized appreciation and $36,055 aggregate gross unrealized depreciation.

(q)	Affiliated Company

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,106,257	$-	$-
Short-Term Investments	-	49,847	-
Total Assets:	$2,106,257	$49,847	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Balanced Portfolio

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$250 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

Market Overview

U.S. equities posted strong performance during the year. Investors generally embraced higher-risk equities with greater exposure to the economic cycle, particularly after the U.S. election. Earnings growth remained subdued until the second half of the year, reflecting the drag from the Energy sector. Meanwhile, corporations continued buying back their stocks and acquiring other companies at a relatively robust pace. Consumer spending remained relatively steady, as job growth and rising stock prices helped improve consumer sentiment. Business spending remained muted, as many companies preferred to strengthen their balance sheets or buy back stock in lieu of large-scale investment in physical assets. The broader fixed income market posted a modest positive return, while higher-yielding corporate bonds logged large gains.

Altogether, the U.S. economy grew at a relatively slow pace of approximately 2.0% during the year, but growth was relatively stable, extending the U.S. economy’s streak to ten consecutive quarters of positive economic growth. The Fed was expected to raise interest rates for most of the year, but inflation well below the Fed’s 2.0% target and global uncertainty meant the Fed waited until December of 2016 to raise rates by a quarter of a point, marking only the second time the Fed has raised interest rates in the last eight years.

In that environment, small- and medium-sized stocks, as represented by the S&P SmallCap 600® and S&P MidCap 400® Indices, returned 26.56% and 20.74%, respectively, while the large-capitalization S&P 500® Index lagged despite its 11.96% return in 2016. Meanwhile, the Bloomberg Barclays U.S. Corporate High Yield Index posted a return of 17.13%, substantially outperforming the 2.65% return of the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index.

Portfolio Results

The Portfolio returned 7.79% for the twelve months ended December 31, 2016, trailing the 11.96% return of the broad stock market, as measured by the S&P 500® Index, but outstripping the Bloomberg Barclays® U.S. Aggregate Index return of 2.65%. The Portfolio underperformed the Asset Allocation Portfolio Blended Composite Benchmark return of 9.58%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio outperformed the Mixed-Asset Target Allocation Growth Funds peer group, which had an average return of 6.93% in 2016, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance relative to the blended benchmark reflects the performance of the Portfolio’s Underlying Portfolios, as many of the Underlying Portfolios underperformed their respective benchmarks. Relative performance was mixed for the domestic equity managers, but all of the Portfolio’s international equity portfolios trailed their respective benchmarks. On the upside, the Portfolio’s fixed income managers performed relatively well for the year.

Overall, asset allocation decisions were a positive contributor to relative performance, as tactical allocations were well positioned to benefit from the contours in market performance and risk. Entering the year with a cautious stance—underweight equities and high yield bonds, and overweight high quality bonds—helped the Portfolio’s performance, as economic weakness, a five-quarter recession in earnings, and plummeting oil prices led to a sharp correction in U.S. equity markets. However, during the first quarter, meaningful cuts to U.S. oil production helped oil prices rebound from a 13-year low. Identifying the potential for a short-term bottom in oil prices, the Portfolio shifted to overweight equities and high yield bonds in the second quarter, which helped capture additional performance on the upside when stocks rallied with oil prices. The Portfolio’s

Asset Allocation Portfolio	173

Asset Allocation Portfolio (unaudited)

overweight position in U.S. equities prior to the U.S. presidential election helped the Portfolio capitalize on the fourth quarter’s rally in stock prices. The Portfolio also benefited from an overweight to U.S. equities relative to international stocks during the year, as the stronger U.S. dollar weighed on international stock returns for U.S. investors.

During the year, equity futures contracts were used for cash management purposes. The Portfolio’s use of futures did not have a significant effect on the Portfolio’s relative results during 2016.

Portfolio Manager Outlook

Heading into 2017, we will maintain an overweight in U.S. equities and an underweight in fixed income. We believe the U.S. economy will continue to grow at a relatively slow pace with a modest increase in inflation. We see the potential for tightening monetary policy in the U.S. and abroad in 2017, as the Fed takes additional steps toward normalizing interest rate policy, while the European Central Bank and the Bank of Japan make modest moves to reduce the stimulus provided through their bond purchasing programs. Despite slow growth and less stimulative monetary policy, the new administration’s proposed corporate and individual tax cuts are likely to be a strong catalyst for earnings growth.

While the recent equity rally reflected rising expectations for pro-business policy, the proposed tax cuts are widely seen as only a modest increase to economic growth. Nevertheless, the tax cuts may be somewhat underestimated for their direct, immediate and lasting boost to earnings, buybacks and capital spending. We will closely monitor political and economic developments during the year and seek an optimal mix of the most attractive asset classes from a risk and return perspective.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	7.79%	7.89%	4.84%
S&P 500® Index	11.96%	14.66%	6.95%
Bloomberg Barclays® U.S. Aggregate Index	2.65%	2.23%	4.34%
Asset Allocation Portfolio Blended Composite Benchmark	9.56%	9.49%	5.91%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	6.93%	8.81%	5.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/06. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

174	Asset Allocation Portfolio

Asset Allocation Portfolio (unaudited)

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Currently, interest rates are near unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

      Top 10 Equity Holdings 12/31/16

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	20.2%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	8.1%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7.9%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.4%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	6.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.6%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.7%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	4.4%

Sector Allocation 12/31/16

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio	175

Asset Allocation Portfolio

Schedule of Investments

December 31, 2016

	Investment Companies (95.9%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity (53.1%)
	iShares Russell 2000 ETF	15,000	2,023
	iShares Russell Mid-Cap ETF	11,950	2,137
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	7,005,946	10,768
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	6,468,568	11,152
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4,598,057	9,569
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7,705,398	19,888
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	10,901,646	11,708
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	7,059,126	11,259
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	10,894,697	11,091
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4,827,317	13,907
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	8,775,801	15,156
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	2,828,503	6,771
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	3,066,565	7,424

	Total		132,853

	Fixed Income (29.0%)
(q)	Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	27,370,905	20,200
(q)	Northwestern Mutual Series Fund, Inc., Inflation Protection Portfolio	1,848,429	2,007
(q)	Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	40,180,444	50,467

	Total		72,674

	Investment Companies (95.9%)	Shares/ $ Par	Value $ (000’s)

	Foreign Equity (13.8%)
	iShares MSCI EAFE ETF	46,290	2,672
	iShares MSCI Emerging Markets ETF	6,425	225
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio	2,757,354	2,404
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	4,815,906	7,720
(q)	Northwestern Mutual Series Fund, Inc., International Growth Portfolio	4,597,629	5,706
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	19,360,222	15,934

	Total		34,661

	Total Investment Companies
	(Cost: $236,750)		240,188

	Short-Term Investments (2.8%)

	Commercial Paper (2.0%)
	Bank of America NA, 0.970%, 1/4/17 144A	1,000,000	1,000
(r)	Microsoft Corp., 0.730%, 2/7/17 144A	1,000,000	999
(r)	Pfizer, Inc., 0.530%, 1/23/17 144A	1,003,000	1,003
(r)	Societe Generale, 0.940%, 3/3/17 144A	1,000,000	999
(r)	The Walt Disney Co., 0.580%, 1/20/17 144A	1,000,000	1,000

	Total		5,001

	US Government & Agencies (0.8%)
(b,r)	Federal Home Loan Bank, 0.384%, 2/1/17	1,000,000	1,000
(r)	Federal Home Loan Bank, 0.440%, 2/24/17	1,000,000	999

	Total		1,999

	Total Short-Term Investments (Cost: $6,999)		7,000

	Total Investments (98.7%)
	(Cost: $243,749)(a)		247,188

	Other Assets, Less
	Liabilities (1.3%)		3,211

	Net Assets (100.0%)		250,399

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016 the value of these securities (in thousands) was $5,001 representing 2.0% of the net assets.

(a)	At December 31, 2016, the aggregate cost of securities for federal tax purposes (in thousands) was $243,789 and the net unrealized appreciation of investments based on that cost was $3,399 which is comprised of $8,369 aggregate gross unrealized appreciation and $4,970 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2016, $562)	5	3/17	$(3)

(q)	Affiliated Company

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Asset Allocation Portfolio

Asset Allocation Portfolio

(r)	Rates are discount rates at the time of purchase.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2016. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$240,188	$-	$-
Short-Term Investments	-	7,000	-
Total Assets:	$240,188	$7,000	$-
Liabilities:
Other Financial Instruments^
Futures	$(3)	$-	$-
Total Liabilities:	$(3)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	177

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets , Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg Barclays Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Bloomberg Barclays® U.S. Aggregate Index (25%), and the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Bloomberg Barclays® U.S. Aggregate Index (45%) and the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg Barclays® U.S. Aggregate Index — The Bloomberg Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index — The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg Barclays® Global Credit Hedged USD Index — The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index — The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

178	Benchmark Definitions

Benchmark Definitions (unaudited)

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	179

180	Benchmark Definitions

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2016 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$830,175	$758,620	$513,184	$150,315	$2,665,754
Cash	8,025	9,069	740	14,358	6,712
Receivable for Portfolio Shares Sold	49	4,208	27	29	4,352
Receivable for Investment Securities Sold	-	-	-	-	29
Receivable for Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	7	6	4	1	29
Dividends and Interest Receivable	888	496	998	179	3,365

Total Assets	839,144	772,399	514,953	164,882	2,680,241

Liabilities
Payable for Portfolio Shares Redeemed	844	163	249	10	675
Payable for Investment Securities Purchased	-	-	-	-	-
Futures Variation Margin	-	-	-	-	146
Outstanding Swap Contracts, at Value	-	-	-	-	-
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	293	403	186	107	442
Accrued Expenses	27	33	23	13	64

Total Liabilities	1,164	599	458	130	1,327

Net Assets	$837,980	$771,800	$514,495	$164,752	$2,678,914

Represented By:
Aggregate Paid in Capital (10) (11)	$657,980	$714,019	$402,421	$132,946	$1,375,081
Undistributed Net Investment Income (Loss)	8,019	6,369	9,903	1,520	52,559
Undistributed Accumulated Net Realized Gain (Loss)	40,931	15,302	(854)	7,595	18,143
Net Unrealized Appreciation (Depreciation)	131,050	36,110	103,025	22,691	1,233,131

Net Assets for Shares Outstanding (10) (11)	$837,980	$771,800	$514,495	$164,752	$2,678,914

Net Asset Value, Offering and Redemption Price per Share	$2.58	$2.08	$1.60	$1.07	$4.17

(1) Unaffiliated Investments, at Cost	$699,125	$722,510	$410,160	$127,625	$1,432,479
(10) Shares Outstanding	324,680	370,881	322,488	153,340	642,278
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	181

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$195,549	$694,086	$781,401	$975,582	$768,220	$519,490	$533,638	$169,676	$636,087
1	26,432	15,619	11,101	4,341	1	10,428	4,314	11,238
40	241	105	58	102	125	75	184	49
364	-	133	3,375	-	922	2,312	162	-
17	-	-	-	-	26	-	-	-
2	6	6	8	8	4	4	404	5
454	1,183	1,491	375	896	1,145	373	200	1,305

196,427	721,948	798,755	990,499	773,567	521,713	546,830	174,940	648,684

1	253	138	508	153	109	261	7	219
304	409	-	6,123	-	2,249	1,235	588	135
-	-	-	-	63	-	-	-	-
-	-	-	-	-	-	-	50	-
61	-	-	-	-	102	-	-	-
160	-	-	-	-	680	-	360	-
110	320	417	441	152	320	252	31	460
18	26	33	32	42	36	30	21	40

654	1,008	588	7,104	410	3,496	1,778	1,057	854

$195,773	$720,940	$798,167	$983,395	$773,157	$518,217	$545,052	$173,883	$647,830

$168,376 $	$513,229	$623,958	$941,001	$510,882	$424,641	$443,757	$129,736	$400,344
3,987	12,655	18,215	2,582	8,968	8,105	625	3,844	5,105
5,465	17,288	35,766	(18,273)	47,317	14,934	5,728	6,637	32,236
17,945	177,768	120,228	58,085	205,990	70,537	94,942	33,666	210,145

$195,773	$720,940	$798,167	$983,395	$773,157	$518,217	$545,052	$173,883	$647,830

$1.02	$1.54 $	1.72	$2.88	$1.96	$1.73	$2.39	$1.36	$2.42

$177,558	$516,319	$661,171	$917,498	$561,928	$448,877	$438,696	$135,960	$425,941
192,319	469,041	462,988	341,316	395,396	300,098	227,672	127,811	267,642
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2016 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio
Assets
Unaffiliated Investments, at Value (1)	$501,403	$495,653	$1,626,147	$518,730	$348,828
Affiliated Investments, at Value (2)	-	-	-	-	-
Investments in Repurchase Agreements, at Value (3)	-	-	-	-	160,500
Cash	20,833	-	211	3,212	551
Foreign Currency, at Value (4)	18	769	281	27	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	195	5,193	250	209	245
Receivable for Investment Securities Sold	-	6,855	417	52	-
Receivable for Financing Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (8)	-	-	-	-	-
Receivable for Foreign Currency	-	1	-	-	-
Prepaid Expenses and Other Assets	4	4	12	4	3
Dividends and Interest Receivable	1,452	1,560	3,282	502	170

Total Assets	523,905	510,035	1,630,600	522,736	510,297

Liabilities
Payable for Portfolio Shares Redeemed	119	107	330	108	8,514
Payable for Investment Securities Purchased	-	1,919	741	342	-
Payable for Repurchase Agreements	-	-	-	-	-
Payable for Financing Transactions	-	-	-	-	-
Payable to Custodian	-	7,710	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Outstanding Swap Contracts, at Value (9)	-	-	-	-	-
Payable for Foreign Currency	-	-	2	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	270	321	765	423	128
Deferred Income for Financing Transactions	-	-	-	-	-
Accrued Expenses	394	329	495	63	20

Total Liabilities	783	10,386	2,333	936	8,662

Net Assets	$523,122	$499,649	$1,628,267	$521,800	$501,635

Represented By:
Aggregate Paid in Capital (10) (11)	$554,940	$515,916	$1,591,823	$565,772	$501,632
Undistributed Net Investment Income (Loss)	8,041	9,557	42,171	5,746	3
Undistributed Accumulated Net Realized Gain (Loss)	(26,948)	(21,351)	(68,252)	(49,486)	-
Net Unrealized Appreciation (Depreciation)	(12,911)	(4,473)	62,525	(232)	-

Net Assets for Shares Outstanding (10) (11)	$523,122	$499,649	$1,628,267	$521,800	$501,635

Net Asset Value, Offering and Redemption Price per Share	$1.24	$0.82	$1.60	$0.87	$1.00

(1) Unaffiliated Investments, at Cost	$514,030	$499,996	$1,563,440	$518,994	$348,828
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Investments in Repurchase Agreements, at Cost	-	-	-	-	160,500
(4) Foreign Currency, at Cost	19	769	282	27	-
(6) Premiums Received on Options Written	-	-	-	-	-
(8) Premiums Paid on Swap Contracts	-	-	-	-	-
(9) Premiums Received on Swap Contracts	-	-	-	-	-
(10) Shares Outstanding	421,476	606,772	1,016,078	598,580	501,633
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	183

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$266,732	$3,100,914	$138,598	$329,541	$731,847	$601,527	$90,343	$14,057
-	-	-	-	-	-	2,065,761	233,131
-	-	-	-	-	-	-	-
4,883	72,030	6,228	4	13,714	79,410	48,995	3,306
-	-	-	-	-	1,155	-	-
-	-	1,080	-	-	5,611	-	-
56	7,028	85	106	101	227	472	113
-	174,311	14,342	-	-	63	7,786	1,001
-	-	77,375	-	-	-	-	-
8	-	-	39	-	373	-	-
-	-	77	1,395	-	43	-	-
-	-	-	178	-	2,967	-	-
2	23	1	4	6	230	18	2
1,095	12,585	838	1,702	12,123	7,899	18	4

272,776	3,366,891	238,624	332,969	757,791	699,505	2,213,393	251,614

62	646	20	93	115	271	560	5
2,745	526,420	12,239	-	402	-	9,801	1,178
-	-	1,568	-	-	-	-	-
-	-	114,158	-	-	-	-	-
-	-	-	-	-	-	-	-
25	-	-	177	-	15	67	2
-	-	-	-	-	167	-	-
-	-	155	4,464	-	4,750	-	-
-	-	-	8	-	2,496	-	-
-	-	-	1,120	-	1,480	-	-
76	705	52	136	267	407	93	11
-	-	18	-	-	-	-	-
35	75	23	44	60	70	38	19

2,943	527,846	128,233	6,042	844	9,656	10,559	1,215

$269,833	$2,839,045	$110,391	$326,927	$756,947	$689,849	$2,202,834	$250,399

$268,280	$2,792,227	$113,595	$332,979	$735,338	$692,078	$2,052,496	$230,164
3,730	59,282	2,138	2,241	43,156	29,247	49,621	5,486
(2,220)	22,475	527	(1,276)	(30,231)	(20,528)	81,403	11,313
43	(34,939)	(5,869)	(7,017)	8,684	(10,948)	19,314	3,436

$269,833	$2,839,045	$110,391	$326,927	$756,947	$689,849	$2,202,834	$250,399

$1.03	$1.26	$1.06	$1.09	$0.74	$1.05	$1.40	$1.12

$266,692	$3,135,854	$145,491	$333,647	$723,163	$613,121	$90,976	$14,088
-	-	-	-	-	-	2,045,814	229,661
-	-	-	-	-	-	-	-
-	-	-	-	-	1,155	-	-
-	-	-	-	-	319	-	-
-	-	-	-	-	2,074	-	-
-	-	-	-	-	5,072	-	-
261,254	2,260,842	104,566	300,950	1,025,435	657,813	1,574,683	223,170
2,000,000	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Statements of Assets and Liabilities

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2016 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest (1)	$22	$15	$-	$32	$145	$5
Unaffiliated Dividends (1)	11,583	11,233	12,186	2,759	53,817	5,033

Total Income	11,605	11,248	12,186	2,791	53,962	5,038

Expenses
Investment Advisory Fees	3,481	5,684	2,173	1,197	4,944	1,258
Custodian Fees	4	3	3	2	18	22
Shareholder Reporting Fees	31	48	24	7	71	8
Audit Fees	25	25	24	23	28	23
Valuation Services	1	1	1	1	5	2
Compliance Fees	10	10	9	8	15	8
Directors Fees	31	29	28	24	48	25
Professional Fees	25	41	20	9	55	10
Trade Name Fees	-	-	-	-	44	-
Other Expenses	12	11	7	2	33	2

Total Expenses	3,620	5,852	2,289	1,273	5,261	1,358

Less Waived Fees:
Paid by Affiliate	(66)	(969)	(5)	-	(73)	(56)
Paid Indirectly	(3)	(3)	(1)	(2)	(14)	(2)

Net Expenses	3,551	4,880	2,283	1,271	5,174	1,300

Net Investment Income (Loss)	8,054	6,368	9,903	1,520	48,788	3,738
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	41,844	16,541	(830)	8,220	28,827	7,109
Futures Contracts	-	-	-	-	2,676	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	292

Net Realized Gain (Loss) on Investments	41,844	16,541	(830)	8,220	31,503	7,401

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(29,832)	21,209	28,134	10,948	200,216	15,268
Futures Contracts	-	-	-	-	451	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(57)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(29,832)	21,209	28,134	10,948	200,667	15,211

Net Gain (Loss) on Investments	12,012	37,750	27,304	19,168	232,170	22,612

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,066	$44,118	$37,207	$20,688	$280,958	$26,350

(1) Net of Foreign Tax	$-	$585	$621	$180	$-	$53

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	185

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio	Research International Core Portfolio

$45	$107	$55	$58	$36	$6	$40	$-	$21	$14
16,839	22,749	8,097	10,787	11, 248	3,758	1,798	10,016	11,897	14,144

16,884	23,856	8,152	10,845	11,284	3,764	1,838	10,016	11,918	14,158

3,532	4,728	5,148	1,710	3,857	2,686	340	4,691	3,098	3,995
2	35	5	17	28	7	35	22	268	317
32	46	41	42	49	43	20	64	59	44
24	25	26	23	23	24	21	24	26	26
1	5	1	5	3	1	6	2	-	-
9	10	10	9	8	9	8	9	9	9
29	30	34	29	27	28	24	28	24	24
28	40	32	34	42	33	17	51	76	92
-	-	-	66	-	-	15	-	-	-
9	10	14	9	6	7	1	8	9	9

3,666	4,929	5,311	1,944	4,043	2,838	487	4,899	3,569	4,516

(32)	(88)	(1)	(92)	(546)	-	(11)	(27)	-	(160)
(2)	(31)	(3)	(11)	-	(7)	(5)	(22)	-	-

3,632	4,810	5,307	1,841	3,497	2,831	471	4,850	3,569	4,356

13,252	18,046	2,845	9,004	7,787	933	1,367	5,166	8,349	9,802

18,505	37,934	(17,881)	45,698	18,315	5,988	7,086	32,549	(16,127)	(18,256)
-	-	-	2,395	-	-	-	-	-	-
-	-	-	-	-	-	2,365	-	-	-
-	(35)	-	-	305	-	-	-	(143)	(295)

18,505	37,899	(17,881)	48,093	18,620	5,988	9,451	32,549	(16,270)	(18,551)

61,502	76,954	22,418	73,864	69,918	52,886	23,611	123,684	(9,361)	4,544
-	-	-	(180)	-	-	-	-	-	-
-	-	-	-	-	-	76	-	-	-
-	1	-	-	(54)	-	-	-	(46)	(45)

61,502	76,955	22,418	73,684	69,864	52,886	23,687	123,684	(9,407)	4,499

80,007	114,854	4,537	121,177	88,484	58,874	33,138	156,233	(25,677)	(14,052)

$93,259	$132,900	$7,382	$130,781	$96,271	$59,807	$34,505	$161,399	$(17,328)	$(4,250)

$-	$195	$-	$-	$26	$-	$-	$10	$358	$528

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Statements of Operations

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2016 (in thousands)

	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio
Investment Income
Income
Interest (1)	$74	$(42)	$2,050	$4,485	$63,854	$3,604
Unaffiliated Dividends (1)	50,986	11,718	-	(4)	-	-
Affiliated Dividends	-	-	-	-	-	-

Total Income	51,060	11,676	2,050	4,481	63,854	3,604

Expenses
Investment Advisory Fees	10,253	5,385	1,401	861	8,618	667
Custodian Fees	570	442	13	21	50	8
Shareholder Reporting Fees	105	58	19	27	80	10
Audit Fees	29	26	22	27	41	36
Valuation Services	-	-	3	106	127	14
Compliance Fees	12	9	9	8	16	7
Directors Fees	36	24	28	25	47	24
Professional Fees	108	135	14	23	65	13
Interest Expense	-	-	-	-	-	156
Other Expenses	26	8	6	3	40	1

Total Expenses	11,139	6,087	1,515	1,101	9,084	936

Less Waived Fees:
Paid by Affiliate	(1,479)	(450)	-	-	(118)	-
Paid Indirectly	-	-	(1)	(10)	(11)	(2)

Net Expenses	9,660	5,637	1,514	1,091	8,955	934

Net Investment Income (Loss)	41,400	6,039	536	3,390	54,899	2,670
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(66,746)	(21,091)	39	36	33,412	6,371
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	(303)	-	55
Options Written	-	-	-	-	-	5
Swap Contracts	-	-	-	-	-	(145)
Foreign Currency Transactions	(487)	(65)	-	-	-	-

Net Realized Gain (Loss) on Investments	(67,233)	(21,156)	39	(267)	33,412	6,286

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	72,280	59,469	-	1,016	(4,066)	(9,782)
Futures Contracts	-	-	-	(7)	-	(12)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	1,024
Foreign Currency Transactions	(42)	1	-	-	-	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	72,238	59,470	-	1,009	(4,066)	(8,770)

Net Gain (Loss) on Investments	5,005	38,314	39	742	29,346	(2,484)

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,405	$44,353	$575	$4,132	$84,245	$186

(1) Net of Foreign Tax	$1,984	$416	$-	$4	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	187

Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$6,432	$46,467	$29,744	$428	$47
3	-	(172)	1,280	250
-	-	-	37,877	4,110

6,435	46,467	29,572	39,585	4,407

1,644	3,103	4,952	6,609	1,336
27	11	63	67	26
46	68	53	30	9
25	39	41	33	26
80	115	179	4	3
8	9	9	14	8
26	29	28	47	25
38	55	50	29	10
-	-	(1)	-	-
4	10	8	32	3

1,898	3,439	5,382	6,865	1,446

(120)	-	(430)	(5,356)	(1,213)
(1)	(10)	-	(25)	(4)

1,777	3,429	4,952	1,484	229

4,658	43,038	24,620	38,101	4,178

(428)	(9,145)	(8,778)	(4,594)	(507)
-	-	-	96,809	13,164
591	-	(197)	2,229	257
-	-	149	-	-
(586)	-	4,116	-	-
62	-	6,186	-	-

(361)	(9,145)	1,476	94,444	12,914

6,496	66,202	31,941	7,765	1,491
(26)	-	17	(1)	2
-	-	152	-	-
3,241	-	5,836	-	-
(641)	-	582	-	-

9,070	66,202	38,528	7,764	1,493

8,709	57,057	40,004	102,208	14,407

$13,367	$100,095	$64,624	$140,309	$18,585

$(3)	$-	$171	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

188	Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets
Operations
Net Investment Income (Loss)	$8,054	$7,243	$6,368	$2,084	$9,903	$10,934
Net Realized Gain (Loss) on Investments	41,844	82,086	16,541	213,306	(830)	9,213
Net Change in Unrealized Appreciation (Depreciation) of Investments	(29,832)	(37,357)	21,209	(117,967)	28,134	(36,239)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,066	51,972	44,118	97,423	37,207	(16,092)

Distributions to Shareholders from:
Net Investment Income	(7,202)	(6,518)	(1,814)	-	(10,934)	(11,360)
Net Realized Gain on Investments	(80,811)	(63,239)	(214,229)	(82,508)	(9,149)	(8,026)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(88,013)	(69,757)	(216,043)	(82,508)	(20,083)	(19,386)

Capital Transactions:
Shares Sold	31,187	22,327	47,940	77,750	14,623	16,004
Reinvestment of Distributions Paid	88,014	69,757	216,043	82,508	20,083	19,386
Shares Redeemed	(73,622)	(99,831)	(99,095)	(118,715)	(46,746)	(46,140)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	45,579	(7,747)	164,888	41,543	(12,040)	(10,750)

Total Increase (Decrease) in Net Assets	(22,368)	(25,532)	(7,037)	56,458	5,084	(46,228)
Net Assets
Beginning of Period	860,348	885,880	778,837	722,379	509,411	555,639

End of Period	$837,980	$860,348	$771,800	$778,837	$514,495	$509,411

Undistributed Net Investment Income (Loss)	$8,019	$7,243	$6,369	$1,814	$9,903	$10,934

Portfolio Share Transactions:
Shares Sold	11,811	7,734	20,183	27,916	9,409	9,957
Reinvestment of Distributions Paid	33,503	25,366	99,881	32,179	12,663	12,712
Shares Redeemed	(27,288)	(34,629)	(40,065)	(43,469)	(29,869)	(28,592)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	18,026	(1,529)	79,999	16,626	(7,797)	(5,923)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	189

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio		Equity Income Portfolio
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$1,520	$1,635	$48,788	$44,606	$3,738	$2,772	$13,252	$12,650	$18,046	$15,984
8,220	11,805	31,503	49,071	7,401	16,494	18,505	32,433	37,899	38,083
10,948	(17,147)	200,667	(65,023)	15,211	(26,362)	61,502	(45,329)	76,955	(107,614)

20,688	(3,707)	280,958	28,654	26,350	(7,096)	93,259	(246)	132,900	(53,547)

(1,635)	(1,436)	(46,095)	(40,224)	(3,178)	(2,968)	(12,521)	(11,101)	(15,268)	(13,075)
(12,029)	(8,735)	(52,413)	(42,223)	(16,812)	(16,360)	(25,926)	-	(39,660)	(30,184)

(13,664)	(10,171)	(98,508)	(82,447)	(19,990)	(19,328)	(38,447)	(11,101)	(54,928)	(43,259)

5,156	8,152	226,962	174,698	15,169	11,819	84,306	51,702	35,008	79,427
13,664	10,171	98,507	82,447	19,989	19,328	38,447	11,101	54,929	43,259
(14,933)	(17,552)	(215,258)	(187,397)	(20,174)	(21,248)	(67,083)	(61,019)	(102,523)	(74,834)

3,887	771	110,211	69,748	14,984	9,899	55,670	1,784	(12,586)	47,852

10,911	(13,107)	292,661	15,955	21,344	(16,525)	110,482	(9,563)	65,386	(48,954)

153,841	166,948	2,386,253	2,370,298	174,429	190,954	610,458	620,021	732,781	781,735

$164,752	$153,841	$2,678,914	$2,386,253	$195,773	$174,429	$720,940	$610,458	$798,167	$732,781

$1,520	$1,635	$52,559	$46,349	$3,987	$3,260	$12,655	$12,521	$18,215	$15,947

4,918	7,310	57,360	44,321	15,262	10,853	57,076	36,389	21,719	46,128
13,126	9,577	24,401	21,481	20,909	19,328	25,563	7,929	34,309	27,379
(14,175)	(15,948)	(54,324)	(47,158)	(20,739)	(19,755)	(45,433)	(42,338)	(63,374)	(44,441)

3,869	939	27,437	18,644	15,432	10,426	37,206	1,980	(7,346)	29,066

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio		Mid Cap Value Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,845	$1,888	$9,004	$8,083	$7,787	$5,886
Net Realized Gain (Loss) on Investments	(17,881)	79,837	48,093	52,857	18,620	35,998
Net Change in Unrealized Appreciation (Depreciation) of Investments	22,418	(71,466)	73,684	(75,822)	69,864	(47,295)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,382	10,259	130,781	(14,882)	96,271	(5,411)

Distributions to Shareholders from:
Net Investment Income	(1,831)	(441)	(8,024)	(7,094)	(7,853)	(6,929)
Net Realized Gain on Investments	(79,591)	(99,208)	(52,210)	(40,512)	(35,261)	(42,406)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(81,422)	(99,649)	(60,234)	(47,606)	(43,114)	(49,335)

Capital Transactions:
Shares Sold	44,302	26,696	68,624	52,800	61,280	44,895
Reinvestment of Distributions Paid	81,422	99,649	60,234	47,606	43,114	49,335
Shares Redeemed	(93,440)	(109,959)	(60,649)	(55,921)	(49,567)	(57,104)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	32,284	16,386	68,209	44,485	54,827	37,126

Total Increase (Decrease) in Net Assets	(41,756)	(73,004)	138,756	(18,003)	107,984	(17,620)
Net Assets
Beginning of Period	1,025,151	1,098,155	634,401	652,404	410,233	427,853

End of Period	$983,395	$1,025,151	$773,157	$634,401	$518,217	$410,233

Undistributed Net Investment Income (Loss)	$2,582	$1,888	$8,968	$8,031	$8,105	$7,770

Portfolio Share Transactions:
Shares Sold	14,709	7,808	37,613	27,622	37,185	26,333
Reinvestment of Distributions Paid	27,884	31,346	33,169	25,900	27,014	31,870
Shares Redeemed	(31,349)	(32,152)	(33,113)	(28,625)	(30,646)	(33,201)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	11,244	7,002	37,669	24,897	33,553	25,002

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	191

Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio		Research International Core Portfolio
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$933	$1,158	$1,367	$1,021	$5,166	$5,601	$8,349	$5,230	$9,802	$8,950
5,988	51,302	9,451	6,290	32,549	69,763	(16,270)	(2,331)	(18,551)	4,564
52,886	(49,079)	23,687	(10,033)	123,684	(105,517)	(9,407)	(11,161)	4,499	(21,212)

59,807	3,381	34,505	(2,722)	161,399	(30,153)	(17,328)	(8,262)	(4,250)	(7,698)

(1,158)	(551)	(793)	-	(5,244)	(3,773)	(5,957)	(7,804)	(8,773)	(10,556)
(51,660)	(26,456)	(6,350)	(339)	(70,226)	(32,571)	-	-	(4,342)	(10,976)

(52,818)	(27,007)	(7,143)	(339)	(75,470)	(36,344)	(5,957)	(7,804)	(13,115)	(21,532)

40,765	28,349	40,201	26,636	39,601	36,595	96,384	95,507	79,725	84,026
52,818	27,007	7,143	339	75,470	36,344	5,957	7,804	13,118	21,532
(50,452)	(66,346)	(14,816)	(11,207)	(68,140)	(74,839)	(41,247)	(38,863)	(74,224)	(34,941)

43,131	(10,990)	32,528	15,768	46,931	(1,900)	61,094	64,448	18,619	70,617

50,120	(34,616)	59,890	12,707	132,860	(68,397)	37,809	48,382	1,254	41,387

494,932	529,548	113,993	101,286	514,970	583,367	485,313	436,931	498,395	457,008

$545,052	$494,932	$173,883	$113,993	$647,830	$514,970	$523,122	$485,313	$499,649	$498,395

$625	$1,158	$3,844	$923	$5,105	$5,485	$8,041	$5,848	$9,557	$8,638

17,728	11,133	33,773	22,797	17,863	15,735	75,878	70,874	97,427	91,301
23,495	10,951	5,943	294	35,887	16,710	4,493	5,962	15,430	24,139
(22,126)	(25,726)	(12,440)	(9,516)	(30,845)	(32,453)	(32,466)	(28,304)	(89,855)	(38,344)

19,097	(3,642)	27,276	13,575	22,905	(8)	47,905	48,532	23,002	77,096

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	International Equity Portfolio		Emerging Markets Equity Portfolio		Government Money Market Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets
Operations
Net Investment Income (Loss)	$41,400	$34,950	$6,039	$4,052	$536	$58
Net Realized Gain (Loss) on Investments	(67,233)	19,594	(21,156)	(17,062)	39	19
Net Change in Unrealized Appreciation (Depreciation) of Investments	72,238	(90,090)	59,470	(44,907)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	46,405	(35,546)	44,353	(57,917)	575	77

Distributions to Shareholders from:
Net Investment Income	(33,744)	(50,077)	(3,683)	(3,916)	(562)	(31)
Net Realized Gain on Investments	(20,770)	(67,503)	-	-	(39)	(14)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(54,514)	(117,580)	(3,683)	(3,916)	(601)	(45)

Capital Transactions:
Shares Sold	130,094	141,789	96,382	118,416	280,259	210,290
Reinvestment of Distributions Paid	54,514	117,581	3,683	3,916	601	45
Shares Redeemed	(154,180)	(135,674)	(63,232)	(33,199)	(224,486)	(203,832)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	30,428	123,696	36,833	89,133	56,374	6,503

Total Increase (Decrease) in Net Assets	22,319	(29,430)	77,503	27,300	56,348	6,535
Net Assets
Beginning of Period	1,605,948	1,635,378	444,297	416,997	445,287	438,752

End of Period	$1,628,267	$1,605,948	$521,800	$444,297	$501,635	$445,287

Undistributed Net Investment Income (Loss)	$42,171	$33,496	$5,746	$3,680	$3	$42

Portfolio Share Transactions:
Shares Sold	84,805	79,342	116,570	133,996	280,259	210,290
Reinvestment of Distributions Paid	34,678	69,989	4,084	4,841	601	44
Shares Redeemed	(99,670)	(74,721)	(74,182)	(37,294)	(224,486)	(203,832)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	19,813	74,610	46,472	101,543	56,374	6,502

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	193

Short-Term Bond Portfolio		Select Bond Portfolio		Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$3,390	$2,803	$54,899	$50,821	$2,670	$2,486	$4,658	$1,517	$43,038	$39,838
(267)	(380)	33,412	16,634	6,286	714	(361)	1,636	(9,145)	1,461
1,009	(906)	(4,066)	(52,103)	(8,770)	(5,023)	9,070	(9,760)	66,202	(50,539)

4,132	1,517	84,245	15,352	186	(1,823)	13,367	(6,607)	100,095	(9,240)

(3,014)	(1,717)	(54,600)	(43,246)	(2,240)	(2,212)	(3,649)	(6,992)	(39,861)	(32,590)
-	-	(15,134)	(13,060)	(2,060)	-	-	-	-	-

(3,014)	(1,717)	(69,734)	(56,306)	(4,300)	(2,212)	(3,649)	(6,992)	(39,861)	(32,590)

55,068	42,639	306,188	323,737	31,985	22,244	64,335	45,610	90,495	61,618
3,014	1,717	69,734	56,306	4,300	2,212	3,649	6,992	39,861	32,590
(33,571)	(34,439)	(408,346)	(323,287)	(26,293)	(25,158)	(37,864)	(37,599)	(121,767)	(66,242)

24,511	9,917	(32,424)	56,756	9,992	(702)	30,120	15,003	8,589	27,966

25,629	9,717	(17,913)	15,802	5,878	(4,737)	39,838	1,404	68,823	(13,864)

244,204	234,487	2,856,958	2,841,156	104,513	109,250	287,089	285,685	688,124	701,988

$269,833	$244,204	$2,839,045	$2,856,958	$110,391	$104,513	$326,927	$287,089	$756,947	$688,124

$3,730	$3,014	$59,282	$53,984	$2,138	$2,240	$2,241	$2,579	$43,156	$39,861

53,074	41,288	238,149	255,007	27,499	19,847	59,146	41,819	126,073	84,838
2,912	1,669	54,056	44,899	3,571	1,989	3,314	6,572	55,133	46,491
(32,380)	(33,351)	(319,391)	(254,987)	(23,311)	(22,701)	(34,953)	(34,661)	(169,484)	(91,775)

23,606	9,606	(27,186)	44,919	7,759	(865)	27,507	13,730	11,722	39,554

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets
Operations
Net Investment Income (Loss)	$24,620	$23,703	$38,101	$33,262	$4,178	$3,847
Net Realized Gain (Loss) on Investments	1,476	(6,301)	94,444	79,503	12,914	11,210
Net Change in Unrealized Appreciation (Depreciation) of Investments	38,528	(30,933)	7,764	(113,850)	1,493	(16,023)

Net Increase (Decrease) in Net Assets Resulting from Operations	64,624	(13,531)	140,309	(1,085)	18,585	(966)

Distributions to Shareholders from:
Net Investment Income	(29,034)	(31,813)	(49,667)	(45,681)	(5,868)	(5,056)
Net Realized Gain on Investments	–	(8,342)	(62,181)	(106,535)	(9,122)	(13,061)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(29,034)	(40,155)	(111,848)	(152,216)	(14,990)	(18,117)

Capital Transactions:
Shares Sold	124,597	105,917	112,327	107,510	12,710	15,615
Reinvestment of Distributions Paid	29,034	40,155	111,848	152,217	14,990	18,117
Shares Redeemed	(80,006)	(57,811)	(269,268)	(254,087)	(30,309)	(31,645)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	73,625	88,261	(45,093)	5,640	(2,609)	2,087

Total Increase (Decrease) in Net Assets	109,215	34,575	(16,632)	(147,661)	986	(16,996)
Net Assets
Beginning of Period	580,634	546,059	2,219,466	2,367,127	249,413	266,409

End of Period	$689,849	$580,634	$2,202,834	$2,219,466	$250,399	$249,413

Undistributed Net Investment Income (Loss)	$29,247	$28,842	$49,621	$49,668	$5,486	$5,868

Portfolio Share Transactions:
Shares Sold	119,181	99,579	80,453	73,136	11,471	13,139
Reinvestment of Distributions Paid	27,365	39,757	79,834	109,271	13,456	16,190
Shares Redeemed	(77,141)	(54,336)	(193,183)	(173,529)	(27,323)	(26,610)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	69,405	85,000	(32,896)	8,878	(2,396)	2,719

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	195

Statement of Cash Flows

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2016 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$186
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(210,024)
Proceeds from Disposition of Investment Securities	174,096
Proceeds from Disposition (Purchase) of Short-Term Investments, net	2,400
Proceeds from (Payments for) Closed Futures Contracts	37
Proceeds from (Payments for) Swap Contracts	957
Premiums Received for Options Written	5
Amortization (Accretion) of Premium/Discount, net	113
(Increase) Decrease in:
Cash Collateral for Derivative Positions	(980)
Receivable for Investment Securities Sold	38,968
Dividends and Interest Receivable	(166)
Increase (Decrease) in:
Payable for Investment Securities Purchased	12,239
Payable for Reverse Repurchase Agreement	1,568
Payable for Investment Advisory Fees	3
Accrued Expenses	2
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	9,782
Futures Contracts	12
Swap Contracts	(1,024)
Net Realized (Gain) Loss from:
Investment Securities	(6,371)
Futures Contracts	(55)
Options Written	(5)
Paydowns	(4)
Swap Contracts	145

Total Adjustments	21,698

Net Cash (Used in) Provided by Operating Activities	21,884

Cash Flows from Financing Activities
Cash Received from Financing Transactions	1,011,148
Cash (Used for) Financing Transactions	(1,033,361)
Proceeds from Capital Shares Sold	31,915
Payment on Capital Shares Redeemed	(26,294)

Net Cash (Used in) Provided by Financing Activities	(16,592)

Net Increase (Decrease) in Cash and Cash Equivalents	5,292
Cash and Cash Equivalents, Beginning of Period	936

Cash and Cash Equivalents, End of Period	$6,228

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $4,300.

Interest paid was $156 for the period ended December 31, 2016.

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Statement of Cash Flows

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2016	$2.81	$0.03		$0.04	$0.07	$(0.02)		$(0.28)	$(0.30)	$2.58
2015	2.87	0.02		0.15	0.17	(0.02)		(0.21)	(0.23)	2.81
2014	2.94	0.02		0.22	0.24	(0.02)		(0.29)	(0.31)	2.87
2013	2.35	0.02		0.78	0.80	(0.02)		(0.19)	(0.21)	2.94
2012	2.09	0.02		0.25	0.27	(0.01)		–	(0.01)	2.35
Focused Appreciation Portfolio
2016	$2.68	$0.02		$0.17	$0.19	$(0.01	)(e)	$(0.78)	$(0.79)	$2.08
2015	2.63	0.01		0.34	0.35	–		(0.30)	(0.30)	2.68
2014	2.69	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.28)	(0.28)	2.63
2013	2.09	0.00	(e)	0.61	0.61	(0.01)		–	(0.01)	2.69
2012	1.75	0.01		0.34	0.35	(0.01)		–	(0.01)	2.09
Large Cap Core Stock Portfolio
2016	$1.54	$0.03		$0.09	$0.12	$(0.03)		$(0.03)	$(0.06)	$1.60
2015	1.65	0.03		(0.08)	(0.05)	(0.04)		(0.02)	(0.06)	1.54
2014	1.70	0.04		0.10	0.14	(0.03)		(0.16)	(0.19)	1.65
2013	1.34	0.03		0.35	0.38	(0.02)		–	(0.02)	1.70
2012	1.21	0.02		0.13	0.15	(0.02)		–	(0.02)	1.34
Large Cap Blend Portfolio
2016	$1.03	$0.01		$0.12	$0.13	$(0.01)		$(0.08)	$(0.09)	$1.07
2015	1.12	0.01		(0.03)	(0.02)	(0.01)		(0.06)	(0.07)	1.03
2014	1.04	0.01		0.11	0.12	(0.00	)(e)	(0.04)	(0.04)	1.12
2013	0.83	0.01		0.25	0.26	(0.01)		(0.04)	(0.05)	1.04
2012	0.76	0.01		0.10	0.11	(0.01)		(0.03)	(0.04)	0.83
Index 500 Stock Portfolio
2016	$3.88	$0.08		$0.37	$0.45	$(0.07)		$(0.09)	$(0.16)	$4.17
2015	3.98	0.07		(0.03)	0.04	(0.07)		(0.07)	(0.14)	3.88
2014	3.61	0.07		0.41	0.48	(0.06)		(0.05)	(0.11)	3.98
2013	2.84	0.06		0.84	0.90	(0.06)		(0.07)	(0.13)	3.61
2012	2.54	0.06		0.34	0.40	(0.05)		(0.05)	(0.10)	2.84
Large Company Value Portfolio
2016	$0.99	$0.02		$0.12	$0.14	$(0.02)		$(0.09)	$(0.11)	$1.02
2015	1.15	0.02		(0.06)	(0.04)	(0.02)		(0.10)	(0.12)	0.99
2014	1.07	0.02		0.12	0.14	–		(0.06)	(0.06)	1.15
2013	0.84	0.02		0.24	0.26	(0.01)		(0.02)	(0.03)	1.07
2012	0.73	0.02		0.11	0.13	(0.02)		–	(0.02)	0.84
Domestic Equity Portfolio
2016	$1.41	$0.03		$0.19	$0.22	$(0.03)		$(0.06)	$(0.09)	$1.54
2015	1.44	0.03		(0.03)	–	(0.03)		–	(0.03)	1.41
2014	1.29	0.03		0.14	0.17	(0.02)		–	(0.02)	1.44
2013	0.98	0.02		0.31	0.33	(0.02)		–	(0.02)	1.29
2012	0.87	0.02		0.11	0.13	(0.02)		–	(0.02)	0.98

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	197

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

2.47%	$837,980	0.43%	0.43%	0.97%	65.66%
6.01	860,348	0.43	0.42	0.82	50.12
9.02	885,880	0.43	0.41	0.76	42.36
35.86	847,384	0.44	0.43	0.79	85.54
12.94	533,815	0.45	0.44	0.90	68.40

5.87%	$771,800	0.76%	0.63%	0.83%	9.38%
13.64	778,837	0.76	0.63	0.27	131.33
9.43	722,379	0.77	0.64	(0.02)	54.58
29.01	624,512	0.79	0.71	0.04	63.90
20.14	388,620	0.79	0.73	0.71	15.65

7.57%	$514,495	0.45%	0.45%	1.96%	6.83%
(3.06)	509,411	0.45	0.44	2.04	13.36
8.56	555,639	0.45	0.44	2.08	5.92
28.58	538,368	0.46	0.46	1.78	72.60
11.63	384,679	0.46	0.46	1.43	74.09

13.99%	$164,752	0.82%	0.81%	0.97%	21.12%
(2.42)	153,841	0.81	0.81	0.99	16.11
12.58	166,948	0.82	0.82	0.91	27.31
30.86	151,099	0.83	0.83	1.01	55.43
15.20	78,700	0.87	0.84	1.05	132.66

11.73%	$2,678,914	0.21%	0.21%	1.97%	3.28%
1.17	2,386,253	0.21	0.21	1.87	4.17
13.46	2,370,298	0.22	0.22	1.84	2.65
32.05	2,164,501	0.22	0.22	1.90	3.76
15.76	1,704,471	0.22	0.21	2.12	2.77

15.36%	$195,773	0.75%	0.72%	2.07%	79.86%
(3.85)	174,429	0.74	0.71	1.49	52.53
13.03	190,954	0.75	0.72	1.55	55.92
31.29	170,062	0.78	0.76	1.73	49.12
16.47	86,915	0.82	0.79	1.99	34.71

14.98%	$720,940	0.55%	0.55%	2.00%	12.24%
(0.09)	610,458	0.56	0.55	2.06	14.15
13.87	620,021	0.56	0.56	1.92	7.97
34.03	570,648	0.57	0.57	2.10	17.09
14.35	400,058	0.58	0.58	2.23	134.18

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Equity Income Portfolio
2016	$1.56	$0.04		$0.24	$0.28	$(0.03)		$(0.09)		$(0.12)		$1.72
2015	1.77	0.03		(0.14)	(0.11)	(0.03)		(0.07)		(0.10)		1.56
2014	1.72	0.03		0.10	0.13	(0.02)		(0.06)		(0.08)		1.77
2013	1.34	0.03		0.37	0.40	(0.02)		-		(0.02)		1.72
2012	1.16	0.03		0.17	0.20	(0.02)		-		(0.02)		1.34
Mid Cap Growth Stock Portfolio
2016	$3.11	$0.01		$0.02	$0.03	$(0.01)		$(0.25)		$(0.26)		$2.88
2015	3.40	0.01		0.02	0.03	(0.00	)(e)	(0.32)		(0.32)		3.11
2014	3.92	0.01		0.27	0.28	(0.01)		(0.79)		(0.80)		3.40
2013	3.26	0.02		0.80	0.82	(0.01)		(0.15)		(0.16)		3.92
2012	2.92	0.01		0.33	0.34	(0.00	)(e)	-		(0.00	)(e)	3.26
Index 400 Stock Portfolio
2016	$1.77	$0.02		$0.33	$0.35	$(0.02)		$(0.14)		$(0.16)		$1.96
2015	1.96	0.02		(0.07)	(0.05)	(0.02)		(0.12)		(0.14)		1.77
2014	1.90	0.02		0.15	0.17	(0.02)		(0.09)		(0.11)		1.96
2013	1.49	0.02		0.47	0.49	(0.02)		(0.06)		(0.08)		1.90
2012	1.34	0.02		0.21	0.23	(0.01)		(0.07)		(0.08)		1.49
Mid Cap Value Portfolio
2016	$1.54	$0.03		$0.32	$0.35	$(0.03)		$(0.13)		$(0.16)		$1.73
2015	1.77	0.02		(0.04)	(0.02)	(0.03)		(0.18)		(0.21)		1.54
2014	1.67	0.03		0.24	0.27	(0.02)		(0.15)		(0.17)		1.77
2013	1.30	0.02		0.37	0.39	(0.01)		(0.01)		(0.02)		1.67
2012	1.13	0.03		0.16	0.19	(0.02)		-		(0.02)		1.30
Small Cap Growth Stock Portfolio
2016	$2.37	$0.00	(e)	$0.28	$0.28	$(0.01)		$(0.25)		$(0.26)		$2.39
2015	2.50	0.01		(0.01)	-	(0.00	)(e)	(0.13)		(0.13)		2.37
2014	2.60	0.00	(e)	0.20	0.20	-		(0.30)		(0.30)		2.50
2013	1.88	0.00	(e)	0.73	0.73	(0.01)		-		(0.01)		2.60
2012	1.72	0.00	(e)	0.16	0.16	-		-		-		1.88
Index 600 Stock Portfolio
2016	$1.13	$0.01		$0.29	$0.30	$(0.01)		$(0.06)		$(0.07)		$1.36
2015	1.16	0.01		(0.04)	(0.03)	-		(0.00	)(e)	(0.00	)(e)	1.13
2014	1.33	0.01		0.06	0.07	(0.02)		(0.22)		(0.24)		1.16
2013	1.01	0.01		0.39	0.40	(0.04)		(0.04)		(0.08)		1.33
2012	0.91	0.01		0.14	0.15	(0.03)		(0.02)		(0.05)		1.01
Small Cap Value Portfolio
2016	$2.10	$0.02		$0.61	$0.63	$(0.02)		$(0.29)		$(0.31)		$2.42
2015	2.38	0.02		(0.14)	(0.12)	(0.02)		(0.14)		(0.16)		2.10
2014	2.45	0.02		(0.02)	0.00 (e)	(0.01)		(0.06)		(0.07)		2.38
2013	1.89	0.01		0.59	0.60	(0.03)		(0.01)		(0.04)		2.45
2012	1.65	0.03		0.24	0.27	(0.01)		(0.02)		(0.03)		1.89

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	199

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

19.17%	$798,167	0.66%	0.64%	2.42%	23.09%
(6.74)	732,781	0.65	0.65	2.08	37.97
7.43	781,735	0.66	0.66	1.94	13.56
29.94	676,031	0.67	0.67	1.77	15.98
17.23	409,097	0.68	0.68	2.21	16.21

0.83%	$983,395	0.54%	0.54%	0.29%	57.23%
0.71	1,025,151	0.53	0.52	0.17	68.54
8.49	1,098,155	0.54	0.51	0.25	82.51
25.53	1,073,332	0.54	0.52	0.44	137.80
11.97	828,953	0.54	0.52	0.39	63.30

20.38%	$773,157	0.28%	0.27%	1.31%	19.44%
(2.38)	634,401	0.28	0.27	1.23	18.70
9.42	652,404	0.28	0.27	1.25	12.20
33.16	624,092	0.29	0.28	1.15	11.21
17.64	479,041	0.28	0.28	1.27	10.91

23.23%	$518,217	0.89%	0.77%	1.71%	53.81%
(1.33)	410,233	0.89	0.77	1.38	71.46
16.69	427,853	0.90	0.78	1.56	66.16
30.24	343,933	0.91	0.85	1.54	68.43
16.57	163,223	0.93	0.93	2.14	75.97

12.25%	$545,052	0.58%	0.58%	0.19%	44.26%
0.32	494,932	0.57	0.56	0.22	48.21
8.66	529,548	0.57	0.57	0.12	27.07
38.60	520,492	0.59	0.59	0.00	155.34
9.48	376,226	0.59	0.59	(0.12)	76.49

26.12%	$173,883	0.36%	0.35%	1.00%	52.14%
(2.35)	113,993	0.36	0.34	0.95	46.59
5.34	101,286	0.39	0.35	0.93	49.73
40.67	123,487	0.38	0.35	0.76	47.23
15.80	73,722	0.42	0.35	1.36	38.47

32.39%	$647,830	0.89%	0.88%	0.93%	24.02%
(5.45)	514,970	0.88	0.88	1.00	35.53
0.22	583,367	0.88	0.88	0.81	16.29
31.76	576,830	0.88	0.88	0.46	9.17
16.33	409,648	0.88	0.88	1.54	5.82

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

200	Financial Highlights

Financial Highlights Portfolio

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
International Growth Portfolio
2016	$1.30	$0.02		$(0.07)		$(0.05)	$(0.01)		$-		$(0.01)		$1.24
2015	1.34	0.02		(0.04)		(0.02)	(0.02)		-		(0.02)		1.30
2014	1.43	0.02		(0.09)		(0.07)	(0.02)		-		(0.02)		1.34
2013	1.21	0.02		0.22		0.24	(0.02)		-		(0.02)		1.43
2012	1.04	0.02		0.17		0.19	(0.02)		-		(0.02)		1.21
Research International Core Portfolio
2016	$0.85	$0.02		$(0.03)		$(0.01)	$(0.01)		$(0.01)		$(0.02)		$0.82
2015	0.90	0.02		(0.03)		(0.01)	(0.02)		(0.02)		(0.04)		0.85
2014	0.99	0.02		(0.09)		(0.07)	(0.01)		(0.01)		(0.02)		0.90
2013	0.83	0.01		0.15		0.16	(0.00	)(e)	-		(0.00	)(e)	0.99
2012	0.72	0.01		0.11		0.12	(0.01)		-		(0.01)		0.83
International Equity Portfolio
2016	$1.61	$0.04		$(0.00	)(e)	$0.04	$(0.03)		$(0.02)		$(0.05)		$1.60
2015	1.77	0.04		(0.08)		(0.04)	(0.05)		(0.07)		(0.12)		1.61
2014	2.13	0.06		(0.24)		(0.18)	(0.04)		(0.14)		(0.18)		1.77
2013	1.79	0.04		0.34		0.38	(0.04)		(0.00	)(e)	(0.04)		2.13
2012	1.52	0.04		0.27		0.31	(0.04)		-		(0.04)		1.79
Emerging Markets Equity Portfolio
2016	$0.80	$0.01		$0.07		$0.08	$(0.01)		$-		$(0.01)		$0.87
2015	0.93	0.01		(0.13)		(0.12)	(0.01)		-		(0.01)		0.80
2014	0.99	0.01		(0.06)		(0.05)	(0.01)		(0.00	)(e)	(0.01)		0.93
2013	1.06	0.01		(0.07)		(0.06)	(0.01)		(0.00	)(e)	(0.01)		0.99
2012	0.89	0.01		0.16		0.17	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.06
Government Money Market Portfolio
2016	$1.00	$0.00	(e)	$-		$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)	$(0.00	)(e)	$1.00
2015	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.00
2014	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.00
2013	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.00
2012	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.00
Short-Term Bond Portfolio
2016	$1.03	$0.01		$-		$0.01	$(0.01)		$-		$(0.01)		$1.03
2015	1.03	0.01		(0.00	)(e)	0.01	(0.01)		-		(0.01)		1.03
2014	1.03	0.01		-		0.01	(0.01)		-		(0.01)		1.03
2013	1.03	0.01		(0.01)		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.03
2012	1.02	0.01		0.01		0.02	(0.01)		-		(0.01)		1.03
Select Bond Portfolio
2016	$1.25	$0.02		$0.03		$0.05	$(0.03)		$(0.01)		$(0.04)		$1.26
2015	1.27	0.02		(0.01)		0.01	(0.02)		(0.01)		(0.03)		1.25
2014	1.23	0.02		0.05		0.07	(0.03)		-		(0.03)		1.27
2013	1.30	0.03		(0.05)		(0.02)	(0.03)		(0.02)		(0.05)		1.23
2012	1.31	0.03		0.03		0.06	(0.04)		(0.03)		(0.07)		1.30

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	201

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(3.41)%	$523,122	0.71%	0.71%	1.67%	25.57%
(1.73)	485,313	0.74	0.74	1.12	134.92
(4.52)	436,931	0.74	0.74	1.75	64.20
19.81	420,218	0.76	0.76	1.20	77.33
17.99	329,718	0.80	0.80	1.92	65.36

(1.12)%	$499,649	0.92%	0.88%	1.99%	40.80%
(1.11)	498,395	0.91	0.91	1.78	32.43
(6.71)	457,008	0.94	0.94	2.45	25.24
18.92	412,413	0.98	0.98	1.65	30.41
16.76	261,268	1.11	1.11	1.83	42.10

2.89%	$1,628,267	0.71%	0.62%	2.65%	16.25%
(2.21)	1,605,948	0.73	0.64	2.05	18.80
(8.80)	1,635,378	0.72	0.66	2.91	17.84
21.38	1,778,202	0.73	0.66	2.10	34.06
21.52	1,485,696	0.73	0.68	2.55	41.34

9.06%	$521,800	1.25%	1.16%	1.24%	47.33%
(12.24)	444,297	1.32	1.32	0.91	45.83
(6.25)	416,997	1.34	1.35	1.02	45.75
(5.15)	357,253	1.40	1.40	0.81	31.60
18.83	256,476	1.49	1.48	1.17	27.32

0.13%	$501,635	0.32%	0.32%	0.11%	-%
0.01	445,287	0.33	0.26	0.01	-
0.07	438,752	0.33	0.07	0.07	-
0.10	483,182	0.32	0.07	0.10	-
0.15	483,437	0.32 (l)	0.09 (l)	0.15	-

1.67%	$269,833	0.43%	0.43%	1.33%	36.61%
0.72	244,204	0.43	0.42	1.17	35.76
0.38	234,487	0.41	0.41	0.76	196.15
0.55	196,198	0.42	0.42	0.76	199.33
2.07	145,036	0.41	0.40	1.18	267.65

3.06%	$2,839,045	0.32%	0.31%	1.91%	524.79	%(g)
0.53	2,856,958	0.31	0.31	1.76	476.41	(g)
5.56	2,841,156	0.32	0.32	1.97	308.80	(g)
(2.16)	1,712,896	0.32	0.32	1.99	131.49	(g)
4.96	1,685,293	0.32	0.31	2.32	130.37	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Long-Term U.S. Government Bond Portfolio
2016	$1.08	$0.03	$(0.01)	$0.02	$(0.02)		$(0.02)		$(0.04)		$1.06
2015	1.12	0.03	(0.05)	(0.02)	(0.02)		-		(0.02)		1.08
2014	0.92	0.03	0.19	0.22	(0.02)		-		(0.02)		1.12
2013	1.07	0.03	(0.18)	(0.15)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	0.92
2012	1.13	0.03	0.02	0.05	(0.02)		(0.09)		(0.11)		1.07
Inflation Protection Portfolio
2016	$1.05	$0.02	$0.03	$0.05	$(0.01)		$-		$(0.01)		$1.09
2015	1.10	0.01	(0.03)	(0.02)	(0.03)		-		(0.03)		1.05
2014	1.08	0.01	0.03	0.04	(0.01)		(0.01)		(0.02)		1.10
2013	1.22	0.01	(0.12)	(0.11)	(0.01)		(0.02)		(0.03)		1.08
2012	1.18	0.02	0.06	0.08	(0.03)		(0.01)		(0.04)		1.22
High Yield Bond Portfolio
2016	$0.68	$0.04	$0.06	$0.10	$(0.04)		$-		$(0.04)		$0.74
2015	0.72	0.04	(0.05)	(0.01)	(0.03)		-		(0.03)		0.68
2014	0.75	0.04	(0.03)	0.01	(0.04)		-		(0.04)		0.72
2013	0.75	0.04	-	0.04	(0.04)		-		(0.04)		0.75
2012	0.70	0.05	0.05	0.10	(0.05)		-		(0.05)		0.75
Multi-Sector Bond Portfolio
2016	$0.99	$0.04	$0.07	$0.11	$(0.05)		$-		$(0.05)		$1.05
2015	1.08	0.04	(0.05)	(0.01)	(0.06)		(0.02)		(0.08)		0.99
2014	1.08	0.04	(0.01)	0.03	(0.03)		-		(0.03)		1.08
2013	1.14	0.04	(0.05)	(0.01)	(0.04)		(0.01)		(0.05)		1.08
2012	1.00	0.04	0.11	0.15	(0.01)		(0.00	)(e)	(0.01)		1.14
Balanced Portfolio
2016	$1.38	$0.02	$0.07	$0.09	$(0.03)		$(0.04)		$(0.07)		$1.40
2015	1.48	0.02	(0.02)	-	(0.03)		(0.07)		(0.10)		1.38
2014	1.56	0.02	0.07	0.09	(0.04)		(0.13)		(0.17)		1.48
2013	1.51	0.03	0.14	0.17	(0.05)		(0.07)		(0.12)		1.56
2012	1.39	0.03	0.11	0.14	(0.02)		-		(0.02)		1.51
Asset Allocation Portfolio
2016	$1.11	$0.02	$0.06	$0.08	$(0.03)		$(0.04)		$(0.07)		$1.12
2015	1.20	0.02	(0.03)	(0.01)	(0.02)		(0.06)		(0.08)		1.11
2014	1.28	0.01	0.05	0.06	(0.03)		(0.11)		(0.14)		1.20
2013	1.13	0.02	0.17	0.19	(0.04)		-		(0.04)		1.28
2012	1.02	0.02	0.09	0.11	0.00	(e)	-		0.00	(e)	1.13

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	203

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

1.09%	$110,391	0.77	%(s)	0.77	%(s)	2.19%		126.34	%(g)(t)
(1.47)	104,513	0.69	(s)	0.67	(s)	2.32		32.93	(g)(t)
23.73	109,250	0.68	(s)	0.67	(s)	2.67		116.62	(g)(t)
-	87,627	0.69	(s)	0.68	(s)	2.69		125.96	(g)(t)
3.75	113,136	0.66	(s)	0.65	(s)	2.35		164.63	(g)(t)

4.68%	$326,927	0.64%		0.59%		1.54%		33.80%
(2.20)	287,089	0.63		0.59		0.52		17.29
3.14	285,685	0.63		0.59		1.26		20.25
(8.33)	252,708	0.64		0.62		0.91		31.82
7.35	254,176	0.63		0.62		1.92		77.11

14.59%	$756,947	0.47%		0.46%		5.83%		35.58%
(1.36)	688,124	0.46		0.46		5.55		27.49
1.18	701,988	0.47		0.47		5.43		96.48
5.84	518,387	0.48		0.48		5.70		53.07
13.89	460,942	0.48		0.47		6.50		45.66

11.09%	$689,849	0.84%		0.78%		3.86%		42.81%
(2.22)	580,634	0.85		0.79		4.13		58.14	(g)(t)
3.25	546,059	0.86		0.81		3.89		58.51	(g)(t)
(1.58)	459,258	0.88		0.88		3.91		65.10	(g)
14.94	372,656	0.86		0.85		4.11		41.31	(g)

6.58%	$2,202,834	0.31	%(v)	0.07	%(v)	1.73	%(u)	23.64%
(0.12)	2,219,466	0.31	(v)	0.08	(v)	1.43	(u)	13.53
5.56	2,367,127	0.32	(v)	0.16	(v)	1.29	(u)	56.83	(g)(h)
12.08	2,366,285	0.32		0.32		1.91		112.58	(g)
9.69	2,240,232	0.31		0.30		2.18		121.91	(g)

7.79%	$250,399	0.58	%(v)	0.09	%(v)	1.69	%(u)	25.59%
(0.43)	249,413	0.58	(v)	0.08	(v)	1.47	(u)	15.36
5.15	266,409	0.62	(v)	0.23	(v)	1.13	(u)	39.50	(g)(h)
16.67	260,576	0.65		0.60		1.65		105.28	(g)
11.02	235,762	0.63		0.54		1.84		119.01	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions. (h) Portfolio Turnover Rate excludes the impact of in kind transactions.

(s)	The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.64% and 0.64% respectively for the period ended December 31, 2016, 0.67% and 0.64% respectively in 2015, 0.67% and 0.65% respectively in 2014, 0.67% and 0.65% respectively in 2014, 0.67% and 0.65% respectively in 2013, and 0.63% and 0.62% respectively in 2012.

(t)	Due to a change in accounting standards effective for 2012, certain financing transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as secured borrowing.

(u)	Net investment income is affected by the timing of dividend declaration by investee funds.

(v)	The ratios do not reflect the fund of fund’s proportionate share of income and expenses of the underlying investee funds.

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Financial Highlights

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds).

Prior to May 1, 2016, the Government Money Market Portfolio was named the Money Market Portfolio, and operated as a prime money market fund. Effective May 1, 2016, the Money Market Portfolio was renamed the Government Money Market Portfolio and began operating as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2013 to 2016) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable. During 2016 and 2015, the Government Money Market Portfolio utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date

Notes to Financial Statements	205

Notes to Financial Statements

or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In August 2016, the FASB issued an Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X have a compliance date of August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December, 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the financial statements.

Note 3. Security Valuation

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•	Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•	Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

206	Notes to Financial Statements

Notes to Financial Statements

•	Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•	Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•	Money market investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•	Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•	Centrally cleared swaps are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 in the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate forward rate to produce the daily settlement price. These securities are categorized as Level 2 in the fair value hierarchy.

•	Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable

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market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2016 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. The Portfolios recognize transfers between levels as of the end of the period. The amounts of transfers between Levels 1 and 2 are disclosed in the Notes to Schedules of Investments for the Portfolio. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

Note 4. Securities and Other Investments

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

208	Notes to Financial Statements

Notes to Financial Statements

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2016, there were no short positions held by any Portfolio.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance

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with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. For the period ended December 31, 2016, only the Multi Sector Bond Portfolio invested in loan participations and assignments. At December 31, 2016, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account.

Reverse repurchase agreements outstanding in the Long Term U.S. Government Bond Portfolio as of December 31, 2016 were as follows:

Reference Entity	Counterparty	Interest Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Reverse Repurchase Agreements
US Treasury Bond	RBS Securities, Inc.	0.93%	12/20/16	3/8/17	1,500,000 USD	$1,567,945

						$1,567,945

K. Zero Strike Warrants — Certain Portfolios may invest in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to

210	Notes to Financial Statements

Notes to Financial Statements

brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call and put options for the period ended December 31, 2016 were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2015	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2016
Long-Term U.S. Government Bond Portfolio
# of Contracts	-	2,200,000	-	(2,200,000)	-	-
Premium	$-	5	-	(5)	-	$-
Multi-Sector Bond Portfolio
# of Contracts	-	349	-	(140)	(19)	190
Notional Amount	$-	51,600	-	(17,400)	-	$34,200
Premium	$-	481	-	(153)	(9)	$319

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

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Notes to Financial Statements

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

212	Notes to Financial Statements

Notes to Financial Statements

E. Derivative Disclosures – Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2016, are (amounts in thousands):

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$-	Payables – Futures Variation Margin	$146
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	17	Payables – Foreign Currency Purchased	61
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	63
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	26	Payables – Foreign Currency Purchased	102
Index 600 Portfolio
Total return contracts	Receivables – Outstanding Swaps Contracts, at Value	-	Payables – Outstanding Swaps Contracts, at Value	50
Research International Core Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	1	Payables – Foreign Currency Purchased	-
International Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	2
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	8	Payables – Futures Variation Margin	25
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	77	Payables – Outstanding Swaps Contracts, at Value	155
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	178	Payables – Foreign Currency Purchased	8
Interest rate contracts	Receivables – Futures Variation Margin	39	Payables – Futures Variation Margin	177
Other contracts	Receivables – Outstanding Swaps Contracts, at Value	1,395	Payables – Outstanding Swaps Contracts, at Value	4,464
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	31	Payables – Outstanding Swaps Contracts, at Value	4,668
Foreign exchange contracts	Receivables – Foreign Currency Sold	2,967	Payables – Foreign Currency Purchased	2,496
Option contracts	Receivables – Options	-	Payables – Options	167
Interest rate contracts	Receivables – Futures Variation Margin	373	Payables – Futures Variation Margin	15
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	12	Payables – Outstanding Swaps Contracts, at Value	82
Balanced Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	67
Asset Allocation Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	2

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2016 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$2,676	$-	$-	$2,676
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	292	-	292
Equity Income Portfolio
Foreign currency exchange contracts	-	-	(36)	-	(36)
Index 400 Stock Portfolio
Equity contracts	-	2,395	-	-	2,395
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	305	-	305

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Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 600 Stock Portfolio
Equity contracts	$-	$-	$-	$2,365	$2,365
International Growth Portfolio
Foreign currency exchange contracts	-	-	(143)	-	(143)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(295)	-	(295)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(487)	-	(487)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(65)	-	(65)
Short-Term Bond Portfolio
Interest rate contracts	-	(303)	-	-	(303)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	5	55	-	(145)	(85)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	62	-	62
Other contracts	-	591	-	(586)	5
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	3,998	3,998
Foreign currency exchange contracts	-	-	6,186	-	6,186
Interest rate contracts	149	(197)	-	118	70
Balanced Portfolio
Equity contracts	-	2,229	-	-	2,229
Asset Allocation Portfolio
Equity contracts	-	257	-	-	257
Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the period ended December 31, 2016 are (amounts in thousands):
	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$451	$-	$-	$451
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	(57)	-	(57)
Equity Income Portfolio
Foreign currency exchange contracts	-	-	1	-	1
Index 400 Stock Portfolio
Equity contracts	-	(180)	-	-	(180)
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(54)	-	(54)
Index 600 Stock Portfolio
Interest Rate Contracts	-	-	-	76	76
International Growth Portfolio
Foreign currency exchange contracts	-	-	(46)	-	(46)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(45)	-	(45)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(42)	-	(42)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	1	-	1
Short-Term Bond Portfolio
Interest rate contracts	-	(7)	-	-	(7)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	(12)	-	1,024	1,012

214	Notes to Financial Statements

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Inflation Protection Portfolio
Foreign currency exchange contracts	$-	$-	$(641)	$-	$(641)
Other contracts	-	(26)	-	3,241	3,215
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	5,792	5,792
Foreign currency exchange contracts	-	-	582	-	582
Interest rate contracts	152	17	-	44	44
Balanced Portfolio
Equity contracts	-	(1)	-	-	(1)
Asset Allocation Portfolio
Equity contracts	-	2	-	-	2

Volumes on derivative instruments by contract type and primary risk exposure, for the period ended December 31, 2016 are:

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	-	343	$-	$-	$-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	7,292	-	-
Equity Income Portfolio
Foreign currency exchange contracts	-	-	87	-	-
Index 400 Stock Portfolio
Equity contracts	-	118	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	14,751	-	-
Index 600 Stock Portfolio
Interest rate contracts	-	-	-	10,295	-
International Equtiy Portfolio
Foreign currency exchange contracts	-	-	-	-	-
International Growth Portfolio
Foreign currency exchange contracts	-	-	697	-	-
Research International ortfolio
Foreign currency exchange contracts	-	-	-	-	-
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	9	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	124	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	4,411	16	-	10,144	-
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	25,190	-	-
Other contracts	-	362	-	93,150	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	79,190	-
Foreign currency exchange contracts	-	-	379,784	-	-
Interest rate contracts	42	1,056	-	34,400	68
Balanced Portfolio
Equity contracts	-	64	-	-	-
Asset Allocation Portfolio
Equity contracts	-	13	-	-	-

Notes to Financial Statements	215

Notes to Financial Statements

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the period ended December 31, 2016, has been limited such that the net amount cannot be less than zero.

Large Company Value Portfolio

Offsetting of Financial Assets and Derivative Assets
	(i)	(ii)	(iii) = (i) - (ii)
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency	$17	$-	$17

216	Notes to Financial Statements

Notes to Financial Statements

Large Company Value Portfolio (continued)

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
HSBC Bank USA.	$17	$(17)	$-	$-

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$62	$-	$62

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
HSBC Bank USA.	$62	$(17)	$-	$45

Mid Cap Value Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$26	$-	$26

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
HSBC Bank USA.	$26	$(26)	$-	$-

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$101	$-	$101

Notes to Financial Statements	217

Notes to Financial Statements

Mid Cap Value Portfolio (continued)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
HSBC Bank USA	$101	$(26)	$-	$75

Index 600 Stock Portfolio

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swaps		$50	$-	$50

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit Suisse International	$50	$-	$(50)	$-

Government Money Market Portfolio

Offsetting of Financial Assets and Derivative Assets
	(i)	(ii)	(iii) = (i) - (ii)
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$160,500	$-	$160,500

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of Nova Scotia.	$20,000	$(20,000)	$-	$-
Bank of Montreal.	20,000	(20,000)	-	-
Citigroup Global Markets.	15,000	(15,000)	-	-
HSBC Bank USA.	22,500	(22,500)	-	-
Mitsubishi UFJ Securities USA	20,000	(20,000)	-	-
Morgan Stanley & Co.	20,000	(20,000)	-	-
Mizuho Bank	7,000	(7,000)	-	-
RBC Capital Markets	20,000	(20,000)	-	-
TD Securities USA	16,000	(16,000)	-	-

Total	$160,500	$(160,500)	$-	$-

218	Notes to Financial Statements

Notes to Financial Statements

Long-Term U.S. Government Bond Portfolio

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Financing Transactions		$114,158	$-	$114,158
Reverse Repurchas Agreement		1,568	-	1,568

Total		$115,726	$-	$115,726

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Goldman Sachs & Co.	$82,831	$(82,821)	$-	$10
Morgan Stanley & Co.	31,327	(31,327)	-	-
RBC Securities Inc.	1,568	(1,500)	-	68

Total	$115,726	$(115,648)	$-	$78

Inflation Protection Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$178	$-	$178
Swaps		1,396	-	1,396

Total		$1,574	$-	$1,574

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$47	$(47)	$-	$-
Barclays Bank PLC	3	(3)	-	-
Goldman Sachs International	1,346	-	(1,120)	226
HSBC Bank USA.	178	(8)	-	170

Total	$1,574	$(58)	$(1,120)	$396

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$8	$-	$8
Swaps		4,466	-	4,466

Total		$4,474	$-	$4,474

Notes to Financial Statements	219

Notes to Financial Statements

Inflation Protection Portfolio (continued)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$1,854	$(1,854)	$-	$-
Barclays Bank PLC	2,612	(2,612)	-	-
HSBC Bank USA	8	(8)	-	-

Total	$4,474	$(4,474)	$-	$-

Multi-Sector Bond Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$2,967	$-	$2,967

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$969	$(969)	$-	$-
Barclays Bank PLC	183	(147)	-	36
BNP Paribas SA	993	(595)	(399)	-
Goldman Sachs International	97	(97)	-	-
HSBC Bank USA	226	(226)	-	-
JPMorgan Chase Bank, N.A.	450	(450)	-	-
UBS AG	48	(48)	-	-

Total	$2,967	$(2,532)	$(399)	$36

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$2,497	$-	$2,497
Options		11	-	11
Swaptions		156	-	156
Swaps		4,666	-	4,666

Total		$7,331	$-	$7,331

220	Notes to Financial Statements

Notes to Financial Statements

Multi-Sector Bond Portfolio (continued)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$1,070	$(1,070)	$-	$-
Barclays Bank PLC	147	(147)	-	-
BNP Paribas SA	595	(595)	-	-
Citibank, N.A.	3,192	-	-	3,192
Goldman Sachs International	297	(97)	-	200
HSBC Bank USA	620	(543)	-	77
JPMorgan Chase Bank, N.A.	706	(706)	-	-
Morgan Stanley Capital Services	34	-	-	34
UBS AG	670	(48)	-	622

Total	$7,331	$(3,206)	$-	$4,125

Note 7. Investment Advisory, Sub-Advisory, and Compliance Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Notes to Financial Statements	221

Notes to Financial Statements

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2017
Large Cap Blend Portfolio	0.85%	April 30, 2017
Large Company Value Portfolio	0.80%	April 30, 2017
Domestic Equity Portfolio	0.75%	April 30, 2017
Equity Income Portfolio	0.75%	April 30, 2017
Mid Cap Value Portfolio	1.00%	April 30, 2017
Index 600 Stock Portfolio	0.35%	April 30, 2017
Small Cap Value Portfolio	1.00%	April 30, 2017
International Growth Portfolio	1.10%	April 30, 2017
Research International Core Portfolio	1.15%	April 30, 2017
Emerging Markets Equity Portfolio	1.50%	April 30, 2017
Short-Term Bond Portfolio	0.45%	April 30, 2017
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2017
Inflation Protection Portfolio	0.65%	April 30, 2017
Multi-Sector Bond Portfolio	0.90%	April 30, 2017
Asset Allocation Portfolio	0.75%	April 30, 2017

Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.38% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

222	Notes to Financial Statements

Notes to Financial Statements

Index 500 Stock Portfolio — Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Large Company Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Domestic Equity Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, and 0.48% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Equity Income Portfolio — For the period from January 1, 2016 through April 30, 2016, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $500 million of average net assets, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. For the period from May 1, 2016 through November 30, 2016, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $500 million of average net assets, and 0.55% on average net assets in excess of $500 million. Effective December 1, 2016, MSA has agreed to waive a portion of is management fee such that the management fee is 0.65% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Mid Cap Growth Stock Portfolio — Effective May 1, 2016, MSA has agreed to waive a portion of its management fee on average net assets over $1 billion such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.48% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Mid Cap Value Portfolio — For the period from January 1, 2016 through April 30, 2016, MSA agreed to waive a portion of its management fee such that the management fee was 0.79% on the Portfolio’s first $150 million of average net assets, and 0.70% in excess of $150 million. Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.70% on the next $350 million, and 0.68% in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Research International Core Portfolio — Effective May 12, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

International Equity Portfolio — For the period from January 1, 2016 through April 30, 2016, MSA agreed to waive a portion of its management fee such that the management fee for the Portfolio was 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $950 million, 0.50% on the next $500 million, and 0.45% on average net assets in excess of $1.5 billion. Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $450 million, 0.57% on the next $500 million, 0.50% on the next $500 million and 0.45% in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Notes to Financial Statements	223

Notes to Financial Statements

Emerging Markets Equity Portfolio — For the period from May 1, 2016 to May 11, 2016, MSA agreed to waive a portion of its management fee such that its management fee was 1.11% on the Portfolio’s first $250 million of average net assets, 1.08% on the next $250 million, 0.96% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Effective May 12, 2016, MSA has agreed to waive a portion of its management fee such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Government Money Market Portfolio — Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017. In addition, MSA has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Select Bond Portfolio — Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Long-Term U.S. Government Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Inflation Protection Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

High Yield Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Multi-Sector Bond Portfolio — For the period from January 1, 2016 through April 30, 2016, MSA agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, and 0.70% on average net assets in excess of $250 million. Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.67% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Balanced Portfolio — For the period from January 1, 2016 through April 30, 2016, MSA agreed to waive a portion of its management fee such that its management fee on assets invested in affiliated companies was 0.05%. Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

Asset Allocation Portfolio — For the period from January 1, 2016 through April 30, 2016, MSA agreed to waive a portion of its management fee such that the management fee was 0.55% on the Portfolio’s first $100 million of average net assets, 0.45% on the next $150 million, and 0.35% on average net assets in excess of $250 million. In addition, MSA agreed to waive a portion of its management fee such that its management fee on assets invested in affiliated companies was 0.05%. Effective May 1, 2016, MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

224	Notes to Financial Statements

Notes to Financial Statements

Waivers are not recoupable in future periods.

Certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. Expense offset arrangements are reflected as Waived Fees Paid Indirectly on the Statements of Operations.

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, corporate actions, partnerships, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies, corporate actions and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2016 is provided below:

Portfolio	Utilized in 2016	Expired in 2016	Short-Term Amount Subject to Expiration	Expiration	Short-Term Amount Not Subject to Expiration	Long-Term Amount Not Subject to Expiration
	(Amounts in thousands)
Large Cap Core Stock Portfolio	$-	$-	$-	-	$-	$837
Mid Cap Growth Stock Portfolio	-	-	-	-	16,965	-
International Growth Portfolio	-	-	7,111	2017	16,461	1,552
Research International Core Portfolio	-	-	-	-	-	16,726
International Equity Portfolio	-	-	-	-	9,862	56,884
Emerging Markets Equity Portfolio	2,496	-	-	-	2,850	42,441
Short-Term Bond Portfolio	-	-	-	-	987	945
Inflation Protection Portfolio	463	-	-	-	-	-
High Yield Bond Portfolio	1,038	8,390	19,925	2017	-	10,306
Multi-Sector Bond Portfolio	3,126	-	-	-	17,554	1,562

Capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year and must be utilized prior to the losses incurred prior to 2011.

Notes to Financial Statements	225

Notes to Financial Statements

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2016 and 2015 was as follows:

	2016 Distributions Paid From:		2015 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$7,202	$80,811	$20,753	$49,004
Focused Appreciation Portfolio	50,577	165,466	6,918	75,590
Large Cap Core Stock Portfolio	$10,936	$9,147	$11,360	$8,027
Large Cap Blend Portfolio	3,122	10,542	3,963	6,208
Index 500 Stock Portfolio	46,439	52,069	41,688	40,759
Large Company Value Portfolio	3,858	16,132	7,419	11,909
Domestic Equity Portfolio	12,521	25,926	11,101	-
Equity Income Portfolio	15,268	39,661	13,743	29,517
Mid Cap Growth Stock Portfolio	3,826	77,596	25,222	74,427
Index 400 Stock Portfolio	8,024	52,210	8,080	39,526
Mid Cap Value Portfolio	17,599	25,515	22,955	26,380
Small Cap Growth Stock Portfolio	3,262	49,556	12,067	14,940
Index 600 Stock Portfolio	1,140	6,003	-	339
Small Cap Value Portfolio	5,244	70,226	3,773	32,571
International Growth Portfolio	5,957	-	7,804	-
Research International Core Portfolio	9,199	3,916	10,556	10,976
International Equity Portfolio	33,744	20,770	50,077	67,503
Emerging Markets Equity Portfolio	3,683	-	3,916	-
Govt Money Market Portfolio	611	2	43	3
Short-Term Bond Portfolio	3,014	-	1,717	-
Select Bond Portfolio	67,490	2,244	55,277	1,029
Long-Term U.S. Government Bond Portfolio	4,300	-	2,212	-
Inflation Protection Portfolio	3,649	-	6,992	-
High Yield Bond Portfolio	39,861	-	32,590	-
Multi-Sector Bond Portfolio	29,034	-	35,421	4,734
Balanced Portfolio	49,667	62,181	66,615	85,601
Asset Allocation Portfolio	5,868	9,122	6,708	11,409
As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$8,019	$41,519	$-	$131,048
Focused Appreciation Portfolio	7,447	15,000	-	35,334
Large Cap Core Stock Portfolio	9,904	-	(837)	103,007
Large Cap Blend Portfolio	1,572	8,161	-	22,072
Index 500 Stock Portfolio	53,883	29,394	-	1,220,556
Large Company Value Portfolio	6,538	5,231	-	15,629
Domestic Equity Portfolio	17,174	13,986	-	176,550
Equity Income Portfolio	19,521	36,517	-	118,174
Mid Cap Growth Stock Portfolio	2,583	-	(16,965)	56,866
Index 400 Stock Portfolio	9,368	47,364	-	205,904
Mid Cap Value Portfolio	11,854	15,246	-	66,477
Small Cap Growth Stock Portfolio	625	6,457	-	94,213
Index 600 Stock Portfolio	5,233	5,517	-	33,428
Small Cap Value Portfolio	5,104	32,976	-	209,405
International Growth Portfolio	8,204	-	(25,124)	(14,451)
Research International Core Portfolio	9,827	-	(16,726)	(8,953)
International Equity Portfolio	42,550	-	(66,746)	61,200
Emerging Markets Equity Portfolio	5,748	-	(45,291)	(4,458)
Govt Money Market Portfolio	3	-	-	-
Short-Term Bond Portfolio	3,730	-	(1,932)	36
Select Bond Portfolio	98,769	-	-	(51,902)
Long-Term U.S. Government Bond Portfolio	4,579	1,984	-	(10,507)
Inflation Protection Portfolio	3,228	186	-	(4,129)
High Yield Bond Portfolio	43,155	-	(30,231)	8,684
Multi-Sector Bond Portfolio	29,811	-	(19,116)	(11,987)

226	Notes to Financial Statements

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
Balanced Portfolio	56,193	76,318	-	18,920
Asset Allocation Portfolio	6,212	10,742	-	3,399

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the periods ended December 31, 2016 and 2015 are summarized below:

Portfolio	2016 Reimbursements	2015 Reimbursements
International Growth Portfolio	$552,098	$473,424
Research International Core Portfolio	726, 889	720,001
International Equity Portfolio	3,444,135	2,899,989
Emerging Markets Equity Portfolio	736,438	600,714

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Note 11. Investment Income and Securities Transactions

For the period ended December 31, 2016, transactions in securities other than short term investments were:

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amount in thousands)
Growth Stock Portfolio	$542,391	$-	$574,539	$-
Focused Appreciation Portfolio	71,703	-	124,680	-
Large Cap Core Stock Portfolio	34,547	-	56,144	-
Large Cap Blend Portfolio	30,132	-	39,138	-
Index 500 Stock Portfolio	151,358	-	80,152	-
Large Company Value Portfolio	143,013	-	144,628	-
Domestic Equity Portfolio	90,945	-	78,675	-
Equity Income Portfolio	169,354	-	216,354	-
Mid Cap Growth Stock Portfolio	553,781	-	595,795	-
Index 400 Stock Portfolio	152,531	-	129,999	-
Mid Cap Value Portfolio	259,830	-	240,622	-
Small Cap Growth Stock Portfolio	216,353	-	232,707	-
Index 600 Stock Portfolio	92,942	-	65,851	-
Small Cap Value Portfolio	131,278	-	154,049	-
International Growth Portfolio	187,712	-	124,656	-
Research International Core Portfolio	218,715	-	198,912	-
International Equity Portfolio	270,549	-	249,190	-
Emerging Markets Equity Portfolio	267,445	-	226,911	-

Notes to Financial Statements	227

Notes to Financial Statements

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amount in thousands)
Short-Term Bond Portfolio	134,820	1,991	83,127	8,692
Select Bond Portfolio	12,497,555	3,366,615	12,209,769	3,538,788
Long-Term U.S. Government Bond Portfolio	5,691	201,107	1,871	170,233
Inflation Protection Portfolio	135,342	9,153	96,294	4,285
High Yield Bond Portfolio	258,023	-	254,049	-
Multi-Sector Bond Portfolio	231,954	3,002	207,803	20,258
Balanced Portfolio	508,070	-	494,050	-
Asset Allocation Portfolio	65,336	-	60,472	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the period ended December 31, 2016 are as follows:

Portfolio	Value at 12/31/2015	Purchases	Sales	Value at 12/31/2016	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2016
				(Amount in thousands)
Balanced:
Growth Stock	$138,928	$22,833	$5,500	$145,302	$304	$1,165	$13,068	17.3%
Focused Appreciation	69,449	21,587	5,960	70,124	938	156	18,431	9.1%
Large Cap Core Stock	69,417	2,776	1,920	72,644	53	1,511	1,265	14.1%
Large Cap Blend	69,365	6,174	3,200	75,542	318	739	5,435	45.9%
Large Company Value	69,526	12,231	5,590	78,481	190	1,308	6,922	40.1%
Domestic Equity	69,361	8,368	5,545	78,011	1,162	1,423	2,945	10.8%
Equity Income	68,643	9,570	5,510	80,130	155	1,548	4,022	10.0%
Mid Cap Growth Stock	90,382	25,010	5,250	102,724	1,022	180	7,830	10.4%
Mid Cap Value	88,033	22,641	9,250	112,334	466	1,756	7,885	21.7%
Small Cap Growth Stock	20,199	16,529	600	36,493	23	77	3,452	6.7%
Small Cap Value	17,921	18,076	-	40,066	-	311	4,165	6.2%
International Growth	17,867	20,430	-	36,675	-	430	-	7.0%
Research International Core	140,818	3,112	37,500	101,555	5,123	2,081	1,030	20.3%
International Equity	63,729	1,792	19,000	45,218	453	1,109	683	2.8%
Emerging Markets Equity	8,335	8,121	12,000	5,356	829	121	-	1.0%
Select Bond	912,584	91,813	176,500	833,447	2,931	15,905	4,408	29.4%
Inflation Protection	-	16,500	-	16,561	-	-	-	5.1%
High Yield Bond	124,768	45,057	46,000	135,098	1,301	8,057	-	17.9%

	$2,039,325	$352,620	$339,325	$2,065,761	$15,268	$37,877	$81,541

Asset Allocation:
Growth Stock	$19,223	$2,841	$650	$19,888	$36	$162	$1,819	2.4%
Focused Appreciation	9,606	2,792	751	9,569	118	22	2,571	1.2%
Large Cap Core Stock	10,801	430	340	11,259	9	234	196	2.2%
Large Cap Blend	10,794	957	540	11,708	54	115	842	7.1%
Large Company Value	9,617	1,628	500	11,091	15	179	949	5.7%
Domestic Equity	9,592	1,099	730	10,768	153	195	404	1.5%
Equity Income	9,327	1,263	470	11,152	13	212	551	1.4%
Mid Cap Growth Stock	12,707	3,134	930	13,907	182	24	1,059	1.4%
Mid Cap Value	12,324	2,802	1,480	15,156	76	237	1,065	2.9%
Small Cap Growth Stock	4,537	2,144	-	6,771	-	14	629	1.2%
Small Cap Value	4,235	2,344	-	7,424	-	59	785	1.1%
International Growth	1,887	4,067	-	5,706	-	67	-	1.1%
Research International Core	20,761	431	4,500	15,934	588	288	143	3.2%
International Equity	9,666	254	2,000	7,720	38	157	97	0.5%
Emerging Markets Equity	1,376	917	-	2,404	-	17	-	0.5%
Select Bond	59,639	10,186	19,750	50,467	362	929	257	1.8%
Inflation Protection	-	2,000	-	2,007	-	-	-	0.6%
High Yield Bond	18,560	5,949	6,000	20,200	153	1,199	-	2.7%

	$224,652	$45,238	$38,641	$233,131	$1,797	$4,110	$11,367

228	Notes to Financial Statements

Notes to Financial Statements

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the period ended December 31, 2016, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases
Growth Stock Portfolio	$7,676
Large Company Value Portfolio	224
Equity Income Portfolio	270
Mid Cap Value Portfolio	54
Small Cap Value Portfolio	$593
International Growth Portfolio	9,790
Research International Core Portfolio	1,671
Emerging Markets Equity Portfolio	3,250
High Yield Bond Portfolio	1,323

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gains (Losses) on Sales
Growth Stock Portfolio	$3,053	$389
Large Company Value Portfolio	54	7
Equity Income Portfolio	279	106
Mid Cap Value Portfolio	125	3
Small Cap Value Portfolio	$632	$15
International Growth Portfolio	5,755	(448)
Research International Core Portfolio	1,745	(93)
Emerging Markets Equity Portfolio	494	(4)
High Yield Bond Portfolio	276	(2)

Note 12. Litigation

The Index 400 Stock, Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in lawsuits and/or adversary proceedings (the “Actions”) arising out of investments made by those Portfolios in two separate companies. These Actions seek to recover all payments made to beneficial owners of common stock in 2007 in connection with leveraged buy-out transactions involving each company. The Actions allege no misconduct by the Portfolios or management, and management intends to vigorously defend these Actions. Two of the lawsuits have been dismissed and are on appeal, one of these cases has recently been dismissed and the remaining case is in the discovery stage. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2016, were: Index 400 Stock Portfolio $5,600,000 (0.72% of net assets); Index 500 Stock Portfolio $977,000 (0.04% of net assets); Small Cap Value Portfolio $618,000 (0.10% of net assets); and Equity Income Portfolio $2,873,000 (0.36% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

Note 13. Subsequent Events

Effective January 1, 2017, MSA has agreed to an additional waiver of a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $300 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $200 million and 0.38% on average net assets in excess of $300 million. MSA may terminate this fee waiver agreement at any time after April 30, 2017.

On or about March 24, 2017, Aberdeen Asset Managers Limited will replace Massachusetts Financial Services Company (MFS) as the sub-adviser for the Emerging Markets Equity Portfolio.

At a Special Meeting of Shareholders of the Series Fund held on November 9, 2016, Messrs. Gerber, Ribbens, and Ullmann were elected to serve as independent directors effective January 1, 2017.

Notes to Financial Statements	229

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows for the Long-Term U.S. Government Bond Portfolio, and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for the Long-Term U.S. Government Bond Portfolio for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI

February 23, 2017

230	Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

Proxy Voting and Portfolio Holdings	231

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2016, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors1

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[2]

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds, Inc. (19 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser.

Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Funds, Inc. (14 portfolios)

Principal Occupation During Past 5 Years: Since February 2011, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

232	Director and Officer Information

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[2]

William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Retired. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

1.	Michael G. Smith served as an independent director during 2016. He retired as an independent director effective December 31, 2016 in accordance with the Series Fund’s By-laws. Accordingly, Mr. Smith’s information is not presented in the table. At a Special Meeting of Shareholders of the Series Fund held on November 9, 2016, Messrs. Gerber, Ribbens, and Ullmann were elected to serve as independent directors effective January 1, 2017.

2.	This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.

Director and Officer Information	233

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.

Todd M Jones 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual. From April 2012 to October 2012, Vice President of Product Finance for Northwestern Mutual and Treasurer and Financial and Operations Principal (FINOP) of Northwestern Mutual Investment Services, LLC.

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Chief Compliance Officer	Since 2014

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors.

Leslie H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual since 2007, Secretary of the Fund and Assistant Secretary of Mason Street Advisors, each since 2014.

234	Director and Officer Information

Special Meeting of Shareholders (unaudited)

Special Meeting of Shareholders

A Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. (“Series Fund”) was held on November 9, 2016. Shares of the Series Fund’s Portfolios are sold to separate variable insurance accounts (“Variable Accounts”) of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and to other Portfolios of the Series Fund that operate as affiliated fund of funds to achieve their investment objectives (“Allocation Portfolios”). Accordingly, Northwestern Mutual owns all of the outstanding shares of the Series Fund (either directly or indirectly through the Allocation Portfolios) and therefore is the Series Fund’s only shareholder. Northwestern Mutual holds these shares for its Variable Accounts used for funding its variable annuity contracts and variable life insurance policies. Northwestern Mutual voted the outstanding shares allocated to the Variable Accounts in accordance with the instructions received from variable annuity contract or variable life insurance policy owners and payees. Shares of each Portfolio of the Series Fund as to which no timely instructions were received were voted by Northwestern Mutual in proportion to the instructions from those contract and policy owners and payees who furnished timely instructions with respect to shares of that Portfolio. With respect to the shares of the Portfolios of the Series Fund held by the Allocation Portfolios (“Underlying Portfolios”), Mason Street Advisors, as the Series Fund’s investment adviser, voted in the same proportion as the voting instructions received by Northwestern Mutual from those variable annuity contract or variable life insurance policy owners and payees who furnished timely instructions for each Underlying Portfolio. The results of the shareholders’ vote on the proposals are as follows:

Proposal 1 – To elect eight Directors to Series Fund’s Board of Directors.

(Under Maryland law, the nominees for director receiving the vote of a plurality of the outstanding voting shares of Series Fund cast at a shareholders meeting will be elected.)

Director Name	Votes For	Votes Withheld	Total Votes
Miriam M. Allison	13,821,692,731.898	378,025,956.393	14,199,718,688.291
Christy L. Brown	13,803,304,077.750	396,414,610.541	14,199,718,688.291
William J. Gerber	13,848,427,775.536	351,290,912.755	14,199,718,688.291
Gail L. Hanson	13,848,243,988.165	351,474,700.126	14,199,718,688.291
Robert H. Huffman III	13,843,178,663.905	356,540,024.386	14,199,718,688.291
Ronald P. Joelson	13,858,035,914.760	341,682,773.531	14,199,718,688.291
David Ribbens	13,836,498,350.934	363,220,337.357	14,199,718,688.291
Donald M. Ullmann	13,847,204,308.996	352,514,379.295	14,199,718,688.291

Michael G. Smith retired as a director of the Series Fund effective December 31, 2016 in accordance with the Series Fund’s By-laws. Accordingly, Mr. Smith did not stand for re-election at the Special Meeting of Shareholders.

Proposal 2 – To approve a change in the Portfolios’ fundamental investment policy concerning commodities.

(All Portfolios voted on this Proposal separately.)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Growth Stock	292,878,373.334	12,512,882.395	21,117,904.921	326,509,160.650
Focused Appreciation	341,607,321.915	12,477,204.673	20,432,766.655	374,517,293.243
Large Cap Core Stock	289,130,521.093	17,493,678.026	21,845,969.040	328,470,168.159
Large Cap Blend	135,705,042.301	5,935,063.874	13,696,489.223	155,336,595.398
Index 500 Stock	572,712,439.056	28,180,469.493	38,238,662.765	639,131,571.314
Large Company Value	176,398,052.517	7,628,039.027	15,141,103.965	199,167,195.509
Domestic Equity	424,846,375.641	11,280,710.962	32,704,895.832	468,831,982.435
Equity Income	435,813,079.125	11,808,004.575	31,431,948.153	479,053,031.853
Mid Cap Growth Stock	306,631,105.765	17,411,895.741	22,692,176.249	346,735,177.755
Index 400 Stock	348,883,975.512	21,505,562.344	23,749,473.076	394,139,010.932
Mid Cap Value	271,752,139.156	10,818,802.510	19,521,214.492	302,092,156.158
Small Cap Growth Stock	210,305,265.396	9,736,728.491	11,189,434.016	231,231,427.903
Index 600 Stock	108,398,620.605	7,811,532.804	5,028,166.856	121,238,320.265
Small Cap Value	244,503,060.005	11,404,735.360	17,529,196.195	273,436,991.560
International Growth	369,001,460.814	15,754,499.642	25,390,782.922	410,146,743.378
Research International Core	553,106,186.222	18,073,023.240	30,086,748.658	601,265,958.120
International Equity	925,145,401.406	36,847,257.668	69,714,965.038	1,031,707,624.112
Emerging Markets Equity	534,333,640.936	19,393,727.344	33,108,116.693	586,835,484.973
Government Money Market	413,121,240.553	21,944,989.003	41,507,547.180	476,573,776.736

Special Meeting of Shareholders	235

Special Meeting of Shareholders (unaudited)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Short-Term Bond	219,750,422.306	10,960,268.463	21,391,592.019	252,102,282.788
Select Bond	2,024,258,422.913	74,646,023.534	175,406,995.617	2,274,311,442.064
Long-Term U.S. Government Bond	98,029,213.798	2,983,428.320	8,495,343.879	109,507,985.997
Inflation Protection	245,115,539.870	9,093,144.721	23,165,913.431	277,374,598.022
High Yield Bond	961,680,400.939	32,593,630.099	74,955,622.708	1,069,229,653.746
Multi-Sector Bond	565,093,841.059	18,583,550.066	51,053,370.628	634,730,761.753
Balanced	1,405,782,870.604	66,708,212.858	135,232,847.101	1,607,723,930.563
Asset Allocation	208,810,391.404	4,154,371.176	15,353,600.325	228,318,362.905

Proposal 3 – To approve a change in the classification of the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended.

(Only shareholders of the Inflation Protection Portfolio voted on this Proposal.)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Inflation Protection	242,752,126.396	10,424,059.681	24,198,411.945	277,374,598.022

236	Special Meeting of Shareholders

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2016

At its August 16, 2016 meeting, the Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of (1) the Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value, Inflation Protection and Mid Cap Value Portfolios, (3) the Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, and (4) the Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Focused Appreciation Portfolio.

At its November 30, 2016 meeting, the Board, including the Independent Directors, unanimously approved a new Investment Sub-Advisory Agreement between Mason Street Advisors and Aberdeen Asset Managers Limited (“Aberdeen”) relating to the Series Fund’s Emerging Markets Equity Portfolio (the “New Sub-Advisory Agreement”).

Also at its November 30, 2016 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Small Cap Value and Equity Income Portfolios, (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price relating to the Series Fund’s Short-Term Bond Portfolio, (3) the Investment Sub-Advisory Agreement between Mason Street Advisors and Wells Capital Management, Incorporated (“WellsCap”) relating to the Series Fund’s Select Bond Portfolio, (4) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and (5) the Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Government Money Market Portfolio. Federated, ACI, Delaware, Loomis Sayles, T. Rowe Price, WellsCap, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Existing Sub-Advisers,” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” Each of the foregoing Investment Sub-Advisory Agreements with the Existing Sub-Advisers was, in connection with their continuance, modified to incorporate certain updated terms and conditions which resulted in the Investment Sub-Advisory Agreements being amended and restated, and, in the case of T. Rowe Price, also resulted in the consolidation of the two existing Investment Sub-Advisory Agreements into a single agreement. The respective Investment Sub-Advisory Agreements with the Existing Sub-Advisers, as amended, restated and consolidated as described above, are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	237

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

In determining whether to approve the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors, Aberdeen and the Existing Sub-Advisers in advance of each meeting to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Existing Sub-Advisers and the nature, extent and quality of the services they provide to the Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the New Sub-Advisory Agreement and the continuance of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to sub-advisers under the Series Fund’s manager of managers structure. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors, the Existing Sub-Advisers, and Aberdeen present, and were represented throughout the process by legal counsel.

Continuation of Existing Sub-Advisory Agreements

At its August 16, 2016 and November 30, 2016 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Existing Sub-Advisory Agreements with respect to the Sub-Advised Portfolios. At those meetings, the directors received a presentation from representatives of each Existing Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Existing Sub-Advisers during the course of those meetings, the directors also had available for consideration each Existing Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Existing Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Existing Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Existing Sub-Advisers and other materials prepared by Mason Street Advisors. The materials contained detailed information concerning management and personnel, expenses, performance, brokerage commissions, portfolio turnover, portfolio construction and investment processes and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Existing Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Existing Sub-Advisers. The directors also considered their experience with and knowledge of the nature and quality of the services provided by the Existing Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Existing Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio-by-Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Existing Sub-Adviser’s services, factors considered by the directors included each Existing Sub-Adviser’s financial strength, assets under management, overall business, organization and management structure. Also included in the directors’ consideration was an evaluation of the services provided, and investment strategies employed, by each of the Existing Sub-Advisers, as well as the personnel providing such services with respect to the Sub-Advised Portfolios. The directors considered firm updates given by the portfolio managers and how the Sub-Advised Portfolios were being positioned in the current market environment. With respect to Federated, the directors noted the addition of analysts to the investment team, while noting that there has been continuity with respect to the personnel on the investment team. With respect to ACI, the directors considered the expanded ability of the Inflation Protection Portfolio to engage in swap transactions, thereby resulting in the decreased use of foreign linkers, and the directors considered this to be a positive development, consistent with ACI’s existing investment process. The directors evaluated the impact of a departure of a co-portfolio manager for the Inflation Protection Portfolio, concluding that they were comfortable in the capabilities of the incumbent and the successor co-manager. The directors commented positively regarding ACI’s merger of its large and mid-cap value research platforms, concluding that this change could deliver improved efficiency

238	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

and result in greater depth in underlying research capabilities. With respect to Delaware, the directors commented positively on the maintenance of a focused investment strategy for the Domestic Equity Portfolio. The directors observed that certain senior management changes at Delaware were unlikely to impact the investment process employed for the Portfolio. The directors considered the departure of a portfolio management team member and discussed Delaware’s efforts underway to replace the team member. With respect to Loomis Sayles, the directors commented favorably on the maintenance of a clear investment strategy for the Focused Appreciation Portfolio. With respect to T. Rowe Price, the directors expressed satisfaction with the portfolio manager for the Equity Income Portfolio and the improved performance results of the Portfolio during his tenure. The directors discussed the use of mortgage-backed securities in the Short-Term Bond Portfolio. With respect to PIMCO, the directors expressed confidence in the depth of the PIMCO investment team assigned to the Multi-Sector Bond Portfolio. The directors expressed their satisfaction with the investment process utilized for the Multi-Sector Bond Portfolio. The directors considered the reliance on a single portfolio manager for the Multi-Sector Bond Portfolio, but concluded that the extensive strength of the investment team mitigated any concerns regarding key man and succession risk. The directors commented favorably on the investment strategies utilized for the Long-Term U.S. Government Bond Portfolio and the consistency of their application as well as the positive performance results achieved. The directors noted in particular the effective use of derivatives by PIMCO in the Portfolio. The directors expressed their continued satisfaction regarding the recent selection of BlackRock to serve as sub-adviser for the Government Money Market Portfolio. The directors also considered and expressed satisfaction with each Existing Sub-Adviser’s investment philosophy and process and the scope of services provided by the Existing Sub-Advisers. Consideration was also given to the Existing Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Also considered were recent organizational and other firm developments. Based on their review of these factors, their discussions with the Existing Sub-Advisers and their experience with the services provided by the Existing Sub-Advisers for the respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Existing Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short and long term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Sub-Advised Portfolio and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors also considered the performance of accounts managed in a similar manner by each of the Existing Sub-Advisers and information from the Existing Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with the review of investment performance of the Sub-Advised Portfolios over the time periods identified herein, the directors also considered investment performance since the date on which each Existing Sub-Adviser began managing their respective Sub-Advised Portfolio.

In particular, the directors continued to be satisfied with the positive initial performance of Federated with respect to the High Yield Bond Portfolio, Delaware with respect to the Domestic Equity Portfolio, and Loomis Sayles with respect to the Focused Appreciation Portfolio. The directors commented favorably on the overall strong performance of ACI with respect to the Large Company Value, Inflation Protection and Mid Cap Value Portfolios, PIMCO with respect to the Multi-Sector Bond Portfolio, and BlackRock with respect to the Government Money Market Portfolio. The directors expressed satisfaction with the application of a consistent investment process by ACI. They noted the existence of a slight increase in portfolio turnover in the Large Cap Value Portfolio, which was attributed to a recent portfolio manager change. The directors were pleased with the overall performance of each Portfolio managed by T. Rowe Price, noting in particular that the portfolio manager for the Equity Income Portfolio was working closely with his analysts and the positive impact seen in the Portfolio as a result. The directors noted that WellsCap continued to achieve good performance results in the Select Bond Portfolio. The directors discussed the transitioning of money market mutual fund holdings that occurred in the Government Money Market Portfolio during 2016 and concluded that BlackRock handled the transition process in a successful manner.

In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the directors provided greater weight

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	239

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

to longer term performance. For the reasons and based on the discussion summarized above, the Board concluded that, in the totality of circumstances and within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Existing Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the existing expense limitation and/or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Morningstar of comparative expense data for each Sub-Advised Portfolio. Morningstar provided data as of December 31, 2015 comparing each Sub-Advised Portfolio’s net and total expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Morningstar. The directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The directors considered that the Morningstar expense rankings of the Portfolios sub-advised by Federated, ACI, Delaware, Loomis Sayles, T. Rowe Price and WellsCap (with respect to the High Yield Bond, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Short Term Bond, and Select Bond Portfolios) were in the top Morningstar quartiles (meaning lowest net expenses) of their respective peer groups. The directors considered the ranking of the Large Company Value and the Inflation Protection Portfolios sub-advised by ACI, the Long-Term U.S. Government Bond Portfolio sub-advised by PIMCO, and the Small Cap Value Portfolio sub-advised by T. Rowe Price within the 2nd quartile of their respective peer groups, and noted the expense limitation arrangements in place for these Portfolios. The directors also considered the nature of the higher total operating expenses of the Multi-Sector Bond Portfolio sub-advised by PIMCO and the Government Money Market Portfolio sub-advised by BlackRock. The Multi-Sector Bond Portfolio was in the 3rd quartile of its Morningstar peer group for net expenses and the 2nd quartile for total expenses. The directors considered that, during 2016, Mason Street Advisors increased the level of its fee waiver. The Government Money Market Portfolio was in the 4th quartile for net expenses and the 1st quartile for total expenses of its Morningstar peer group. The directors noted that this was the result, in part, of the interaction between a floating fee waiver provision and interest rate movements. The directors also considered that, effective May 2016, MSA implemented an additional fee waiver, which resulted in additional breakpoints. In considering the relative expenses of the Multi-Sector Bond and Government Money Market Portfolios, the directors also took into account the expense limitation arrangements in place with respect to those Sub-Advised Portfolios.

Based on their review of the above information and other factors deemed relevant by the directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the ranking of each Sub-Advised Portfolio within the Portfolio’s respective Morningstar category. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Existing Sub-Advisers or their affiliates who had not provided specific profitability information. In all instances, including those where profitability information had not been provided, the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Existing Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Existing Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors. The directors concluded that they had received sufficient information to evaluate the Existing Sub-Advisers’ costs and profitability.

240	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of fund families advised by certain Existing Sub-Advisers to the Sub-Advised Portfolios in the brokerage platform and/or affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors. The directors also reviewed information concerning certain of the Existing Sub-Advisers’ soft dollar arrangements and any other benefits to the Existing Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Existing Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The directors also took into account the expense limitation arrangements in place for the Large Company Value, Inflation Protection, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Small Cap Value, Short-Term Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the High Yield Bond, Large Company Value, Inflation Protection, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Small Cap Value, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond and Government Money Market Portfolios. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios. Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Portfolios and information regarding Mason Street Advisors’ and the Existing Sub-Advisers’ brokerage practices and commissions. The directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Existing Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Existing Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Existing Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Existing Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The directors also considered information regarding each Existing Sub-Adviser’s code of ethics and business continuity plans, portfolio manager compensation, portfolio turnover, succession planning and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Existing Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

Approval of New Investment Sub-Advisory Agreement

At its November 30, 2016 meeting, the Board, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement between Mason Street Advisors and Aberdeen, pursuant to which Aberdeen was appointed to serve as sub-adviser to the Emerging Markets Equity Portfolio effective on or about March 24, 2017. Until such time, the Portfolio’s current sub-adviser will continue to manage the assets of the Portfolio.

The Board’s determination to appoint Aberdeen was based on several meetings, including the meeting on November 29, 2016, at which Aberdeen representatives met in person with the Board. The in-person presentation with Aberdeen and the other candidates considered by the Board were the culmination of an extensive process that began a number of months prior to the meeting at which Aberdeen was selected, beginning with the creation of a significant universe of prospects that the directors narrowed down over several meetings and a number of months to four finalists. A variety of screening criteria was used to select potential candidates. In addition to the analysis and information compiled by Mason Street Advisors and presented at the Board’s meeting held August 16, 2016, the directors considered a detailed analysis conducted by Mason Street Advisors and

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Sub-Advisory Agreements (unaudited)

provided to the directors at the November 29, 2016 Board meeting. The analysis was based on Mason Street Advisors’ due diligence visits and interviews of, and review of the detailed information provided by, the candidates. Among other factors, the Board considered details of each candidate’s investment performance and risk/return profiles over various time periods, peer group ratings and rankings, representative holdings, key points of differentiation and competitive advantages, portfolio characteristics, mandate assets under management, investment personnel, process and strategies, proposed sub-advisory fees and breakpoints, and other operational and enterprise issues. Also available for the directors’ consideration was Portfolio information regularly provided at Board meetings, including net expense ratio information, certain comparative peer group data, and other Portfolio information.

The due diligence reports of Mason Street Advisors were based on the candidate’s responses to the requests for proposals as well as interviews with compliance and/or legal representatives of each candidate. The responses to the request for proposals included information about each candidate’s compliance structure, compliance policies and procedures, brokerage practices and use of soft dollars, trading policies and procedures, codes of ethics and proxy voting procedures, recent SEC exams, pricing practices, derivatives practices, to the extent applicable, information about material business relationships with Northwestern Mutual, if any, and other matters. The directors also had available for consideration each candidate’s responses to the investment, compliance and operations information requests. In addition to these written materials provided by the candidates and by Mason Street Advisors, the directors considered in-person interviews with each candidate to have been of particular assistance in gaining an understanding of the candidates’ investment philosophies and portfolio construction processes. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Nature, Extent and Quality of Services. The directors evaluated the nature, scope, extent and quality of services to be provided by Aberdeen with respect to the Emerging Markets Portfolio. The directors considered the information developed from the extensive process utilized to identify potential sub-advisers for the Portfolio, as well as the observations and analysis provided by Mason Street Advisors. The directors also considered the breadth and depth of experience of Aberdeen in managing accounts, including accounts for other mutual funds, using similar investment strategies. The directors’ consideration included information about Aberdeen’s organization and ownership structure, and the tenure, experience and performance of the firm’s investment management team. The directors also considered the resources available to Aberdeen provided by certain personnel employed by foreign affiliates. In addition, the directors considered the in-person presentation by Aberdeen, including the firm’s description of its investment process.

In particular, the directors put considerable weight on the fact that Aberdeen had strong risk-adjusted performance. The director’s considered Mason Street Advisor’s positive assessment of Aberdeen, based upon the strength and consistency of the investment processes in place at the firm. The directors discussed Aberdeen’s capacity in its emerging markets mandate, noting favorably Aberdeen’s approach to managing capacity and expressing confidence in Aberdeen’s ability to continue to manage capacity efffectively in future periods. The directors noted favorably the benefits derived from the uniform training policy developed by Aberdeen, which is administered across all employee levels.

The directors also considered the different investment approaches utilized by each candidate, and the positive and negative considerations of each. The directors also took into consideration the suitability of each candidate’s respective mandate with respect to Northwestern Mutual’s variable products. Finally, the directors took into consideration Aberdeen’s general reputation and the resources available to be committed in managing the Emerging Markets Portfolio. Based on their review of these factors and other factors deemed relevant, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by Aberdeen with respect to the Portfolio, and the resources to be committed by Aberdeen in providing such services.

Investment Performance. As a newly appointed sub-adviser, the directors could not consider Aberdeen’s investment performance in managing the Emerging Markets Portfolio as a factor in evaluating the New Sub-Advisory Agreement, but did consider Aberdeen’s performance record for a composite of other accounts, including mutual fund accounts, with investment objectives, investment policies and strategies substantially similar to the Emerging Markets Portfolio. The directors considered performance returns (including performance analytics reports evaluating, among other things, standard deviation, information ratio and tracking errors) for these similar accounts for both short- and long-term periods. The directors also evaluated the similar accounts’ relative performance versus the appropriate index and considered independent Morningstar rankings and ratings of the candidates to provide an objective comparative benchmark against which they could assess the experience and ability of the candidates in managing similar accounts. The directors also took into consideration information presented regarding the composition of portfolios managed by the candidates in a similar mandate, including (as applicable) sector and industry weightings, number of holdings, portfolio turnover, country exposure, total firm ownership, and top ten holdings percentage, among other things.

242	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

Based on these and other factors deemed relevant, the Board concluded that they were satisfied with the experience and capabilities of Aberdeen and the personnel to be associated with the management of the Portfolio.

Management Fees and Other Expenses. In evaluating the management fees paid by the Portfolio, the directors considered the contractual fees and applicable breakpoints paid by the Portfolio under the Advisory Agreement between Mason Street Advisors and the Series Fund with respect to the Portfolio. The directors also considered the sub-advisory fees and applicable breakpoints to be paid by Mason Street Advisors to Aberdeen out of its management fee. The directors also separately considered the proposed allocation between Mason Street Advisors and Aberdeen of the respective Portfolio’s investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that paid to Aberdeen as a sub-advisory fee). They determined that the allocation was reasonable in light of the nature, scope and quality of services to be provided and was the product of an arm’s length negotiation between Mason Street Advisors and Aberdeen.

The directors considered the existing structure, size, and total operating expenses of the Portfolio. They also considered the existing expense limitation agreement in place for the Portfolio as well as the advisory fee waiver arrangement that was in place.

In evaluating Aberdeen’s proposed fees, the directors considered information relating to amounts Aberdeen charged under other advisory contracts involving a similar investment mandate. As part of this review, the Board considered that an affiliate of Aberdeen had been engaged to sub-advise certain assets associated with a Northwestern Mutual Group Annuity Separate Account advised by an affiliate of Mason Street Advisors, although the directors determined that the engagement was not directly comparable and therefore not particularly relevant in assessing the fees charged by Aberdeen for the Series Fund’s Emerging Markets Portfolio.

Based on their review of the management and other expenses, comparative data and other factors deemed relevant by the directors, the Board concluded that the management fees, proposed sub-advisory fees and total operating expenses of the Portfolio were reasonable in relation to the nature, scope and quality of the services to be provided and the experience of Aberdeen.

Costs and Profitability. The directors also considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Portfolio is an investment option. Also considered was the financial condition of Mason Street Advisors and information concerning Mason Street Advisors’ costs and profitability with respect to its relationship with the Portfolio in general as well as in light of the sub-advisory fees negotiated with Aberdeen. Mason Street Advisors provided comparative information regarding the proposed sub-advisory fees of each of the candidates, and projections regarding Mason Street Advisors’ advisory fee spread. Mason Street Advisors also provided a profitability analysis for the Portfolio based on certain assumptions and metrics. In connection with its review of the profitability of Mason Street Advisors’ services to the Portfolio, the directors also considered services provided by affiliates of Mason Street Advisors.

The directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the profitability analysis for the Portfolio, the Board concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolio was not excessive.

Economies of Scale. The directors considered whether the Portfolio’s expense structure permitted economies of scale to be shared with the Portfolio’s investors. They also took into consideration the total assets and expense ratios of the Portfolio. The directors considered the breakpoints contained in the management fee schedules for the Portfolio, as well as the breakpoints contained in the proposed sub-advisory fee schedules negotiated with the candidates for the Portfolio, and the extent to which the Portfolio may benefit from economies of scale through those breakpoints. The directors also considered the expense limitation and fee waiver agreements in place for the Portfolio. Based on this information, the Board concluded that the Portfolio’s fee structure reflected appropriate economies of scale between the Portfolio and Mason Street Advisors.

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Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements (unaudited)

Other Information. The directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreement, including information regarding Aberdeen’s risk management structure, any pending or recent litigation or regulatory actions to which Aberdeen or its affiliates may have been a party, and responses to those actions. The directors also received information regarding business continuity and portfolio manager compensation.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Emerging Markets Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and Aberdeen.

244	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison and Gail L. Hanson. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2015	2016
	$716,300	$738,730

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2015	2016
	$0	$0

(c) Tax Fees

	2015	2016
	$75,250	$75,720

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2015	2016
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2015	2016
	$123,875	$375,220

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 16, 2017

By:	/s/ Todd M. Jones
Todd M. Jones, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 16, 2017